As filed with the Securities and Exchange Commission on September 9, 2016
1933 Act Registration No. 33-35788
1940 Act Registration No. 811-06136

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER

THE SECURITIES ACT OF 1933 ☑

Pre-Effective Amendment No.        ☐

Post-Effective Amendment No. 63 ☑

and/or

REGISTRATION UNDER THE

INVESTMENT COMPANY ACT OF 1940 ☑

Amendment No. 64

(Check appropriate box or boxes)

HOMESTEAD FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

4301 Wilson Boulevard, Arlington, VA 22203

(Address of Principal Executive Office)

Registrant’s Telephone Number, including Area Code:

(703) 907-5953

Kelly B. Whetstone, Esq.

Homestead Funds, Inc.

4301 Wilson Boulevard

Arlington, VA 22203

Copies to:

Bryan Chegwidden, Esq.

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036-8704

Approximate Date of Proposed Public Offering

It is proposed that this filing will become effective:

☒	immediately upon filing pursuant to paragraph (b) of Rule 485

☐	on pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on pursuant to paragraph (a)(1) of Rule 485

☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485

☐	on pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment

Prospectus

September 9, 2016

Our Funds

Daily Income Fund (HDIXX)

Short-Term Government Securities Fund (HOSGX)

Short-Term Bond Fund (HOSBX)

Stock Index Fund (HSTIX)

Value Fund (HOVLX)

Growth Fund (HNASX)

Small-Company Stock Fund (HSCSX)

International Equity Fund (HISIX)

As with all mutual funds, neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of the disclosure in the prospectus. Any representation to the contrary is a criminal offense.

Account Management and Services
Account Transactions	51
Investing Directly with Homestead Funds	51
Investing Through a Financial Intermediary	53

Managing Your Account	55

Fund Pricing, Policies and Fees	58

Homestead Privacy Policy	62

Daily Income Fund

Fund Summaries  |  Inception: November 19, 1990

Investment Objective

The Daily Income Fund is a money market fund. It is managed to earn current income and to maintain a stable net asset value of $1.00 per share.

Fees and Expenses

The table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Sales Charge on Purchases	None
Sales Charge on Reinvested Dividends	None
Deferred Sales Charge on Redemptions	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.18%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses (a)	0.69%

(a)	Total Annual Fund Operating Expenses shown here differ from the expense ratios shown in the Financial Highlights on page 43 because the expenses shown on this page include Acquired Fund Fees and Expenses and amounts shown in the Financial Highlights do not include Acquired Fund Fees and Expenses. In addition, RE Advisers has voluntarily agreed to waive fees or reimburse expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield. RE Advisers may revise, renew or discontinue this voluntary waiver at any time. RE Advisers waived 0.50% of the management fee and reimbursed 0.04% of other expenses in 2015.

Expense Example

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YR	3 YR	5 YR	10 YR
$70	$221	$384	$859

Principal Investment Strategies

The Daily Income Fund invests at least 99.5% of its total assets in cash, U.S. government securities, and/or repurchase agreements that are fully collateralized in accordance with Rule 2a-7 of the Investment Company Act of 1940, as amended (“Rule 2a-7”). The Fund may include in this 99.5% test other money market funds that qualify as government money market funds under Rule 2a-7 (“government money market funds”).

The Fund invests in debt securities that are obligations of the U.S. government, its agencies and instrumentalities and accordingly are backed by the full faith and credit of the United States (e.g., U.S. Treasury bills) or by the credit of a federal agency or government-sponsored entity (e.g., Fannie Mae and Freddie Mac mortgage-backed bonds). The U.S. government securities in which the Fund invests may also include variable and floating rate instruments.

The securities purchased by the Fund are subject to quality, maturity, diversification and other requirements pursuant to rules promulgated by the Securities and Exchange Commission. RE Advisers may consider, among other factors, credit and interest rate risks, as well as general market conditions, when deciding whether to buy or sell investments.

The Fund maintains a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less.

Principal Risks

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

An investment in the Daily Income Fund is also subject to the following principal risks:

Credit Risk    The chance that the issuer or guarantor of a fixed-income security, or the counterparty to an over-the-counter transaction (including repurchase agreements), will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations.

Income Risk    The chance that a decline in interest rates will cause the Fund’s yield to decline.

2	Fund Summaries

Daily Income Fund (Continued)

Interest Rate Risk    The chance that a change in interest rates will cause the price of a debt instrument to fall. Generally, the longer the duration of a security or weighted average effective duration of the Fund, the greater the interest rate risk.

Manager Risk    The chance that the manager’s decisions, particularly security selection, will cause the Fund to underperform other similar investments.

Repurchase Agreements Risk    The chance that, in the event the other party to a repurchase agreement becomes subject to a bankruptcy or other insolvency proceeding or such party fails to satisfy its obligations thereunder, the Fund could (i) experience delays in recovering cash or the securities sold (and during such delay the value of the underlying securities may change in a manner adverse to the fund) or (ii) lose all or part of the income, proceeds or rights in the securities to which the Fund would otherwise be entitled.

U.S. Treasury Obligations Risk    The chance that U.S. Treasury obligations held by the Fund may differ in their interest rates, maturities, times of issuance, and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. Government may cause the value of the Fund’s U.S. Treasury obligations to decline.

Variable and Floating-Rate Securities Risk    The value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value to the same extent as other fixed income securities, or at all, if interest rates decline.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the changes in the Fund’s performance from year to year. The table shows the Fund’s average annual returns for 1, 5 and 10 years. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting homesteadfunds.com or by calling 800.258.3030.

Calendar Year Total Returns

During the periods shown in the chart, the Fund’s best and worst quarters were as follows:

Best Quarter:

Q4 2006  |  1.18%

Worst Quarters:

Q1 2010 through Q4 2015  |  0.002%

Average Annual Total Returns periods ended 12/31/15
	1 YR	5 YR	10 YR
Returns before taxes	0.01%	0.01%	1.13%

For the Fund’s current yield, call 800.258.3030.

Fund Management

Investment Adviser

RE Advisers Corporation

Portfolio Manager

Marc Johnston is the Money Market Portfolio Manager for RE Advisers. Mr. Johnston has managed the Fund since May 2015.

Other Important Fund Information

For important information about the purchase and sale of Fund shares and tax information, please see page 23 of this prospectus.

Fund Summaries	3

Short-Term Government Securities Fund

Fund Summaries  |  Inception: May 1, 1995

Investment Objective

The Short-Term Government Securities Fund is a fixed-income fund that seeks to generate current income while maintaining a low degree of share price fluctuation.

Fees and Expenses

The table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Sales Charge on Purchases	None
Sales Charge on Reinvested Dividends	None
Deferred Sales Charge on Redemptions	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%
Other Expenses	0.32%
Total Annual Fund Operating Expenses	0.77%

Expense Example

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YR	3 YR	5 YR	10 YR
$79	$246	$428	$954

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets (plus borrowing for investment purposes) in fixed-income securities whose principal and interest payments are guaranteed by the U.S. Government. These investments may include:

•	U.S. Treasury securities

•	securities issued by U.S. Government agencies and instrumentalities

In addition, the dollar-weighted average portfolio maturity of the Fund, under normal circumstances, is expected to be three years or less.

The Fund may also invest in other types of securities, including, municipal bonds, mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), asset-backed securities, corporate bonds and money market securities.

In selecting the portfolio holdings for the Fund, RE Advisers considers, among other factors, its outlook for the economy, monetary policy, interest rates and, to a lesser extent, credit spreads.

Principal Risks

As with all investments, you may lose money by investing in the Fund. Other principal risks of investing in the Fund include:

Asset-Backed and Mortgage-Backed Securities Risk    The chance that defaults, or perceived increases in the risk of defaults, on the loans underlying these securities may impair the value of the securities. These securities also present a higher degree of prepayment risk (when repayment of principal occurs before scheduled maturity) and extension risk (when rates of repayment of principal are slower than expected) than do other types of fixed income securities. The enforceability of security interests that support these securities may, in some cases, be subject to limitations.

Corporate Bond Risk    The chance that corporate bonds generally having higher interest rates than those of other fixed-income instruments, like certificates of deposit and U.S. Treasury securities, also bear greater risk, as they are backed only by the issuer, and therefore, investments in corporate bonds are subject to issuer risk. Additionally, credit risk is created when the debt issuer fails to pay interest and principal in a timely manner, or negative perceptions of the issuer’s ability to make such payments may cause the price of that debt to decline.

Income Risk    The chance a decline in interest rates will cause the Fund’s yield to decline.

Interest Rate Risk    The chance that a change in interest rates will cause the price of a debt instrument to fall. Generally, the longer the duration of a security or weighted average effective duration of the Fund, the greater the interest rate risk.

4	Fund Summaries

Short-Term Government Securities Fund (Continued)

Issuer Risk    The chance that the value of a security may decline because of adverse events or circumstances that directly relate to the issuer.

Manager Risk    The chance the manager’s decisions, particularly security selection, will cause the Fund to underperform other similar investments.

U.S. Government Securities Risk    U.S. Government securities are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security. However, the value of U.S. Government securities can decrease if interest rates increase.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for 1, 5 and 10 years compared with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting homesteadfunds.com or by calling 800.258.3030.

Calendar Year Total Returns

During the periods shown in the chart, the Fund’s best and worst quarters were as follows:

Best Quarter:

Q4 of 2008  |  2.87%

Worst Quarter:

Q2 of 2013  |  -0.70%

Average Annual Total Returns periods ended 12/31/15
	1 YR	5 YR	10 YR
Returns before taxes	0.46%	0.88%	2.42%
Returns after taxes on distributions	0.09%	0.42%	1.63%
Returns after taxes on distributions and sale of fund shares	0.26%	0.49%	1.59%
BofA Merrill Lynch 1-5 Year U.S. Treasury Index (reflects no deduction for fees, expenses, or taxes)	0.98%	1.25%	3.04%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as IRAs or employer-sponsored retirement plans.

For the Fund’s current yield, call 800.258.3030.

Fund Management

Investment Adviser

RE Advisers Corporation

Portfolio Manager

Mauricio Agudelo and Doug Kern, CFA are the co-managers of the Short-Term Government Securities Fund. Mr. Agudelo is a Fixed-Income Portfolio Manager for RE Advisers and has co-managed the Fund since May 2016. Mr. Kern is a Senior Fixed-Income Portfolio Manager for RE Advisers and has managed the Fund since its inception.

Other Important Fund Information

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please see page 23 of this prospectus.

Fund Summaries	5

Short-Term Bond Fund

Fund Summaries  |  Inception: November 5, 1991

Investment Objective

The Short-Term Bond Fund is a fixed-income fund that seeks to generate current income while maintaining a low degree of share price fluctuation.

Fees and Expenses

The table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Sales Charge on Purchases	None
Sales Charge on Reinvested Dividends	None
Deferred Sales Charge on Redemptions	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Other Expenses	0.14%
Total Annual Fund Operating Expenses	0.74%

Expense Example

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YR	3 YR	5 YR	10 YR
$76	$237	$411	$918

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets (plus borrowing for investment purposes) in fixed-income securities that are in the three highest credit categories as ranked by a nationally recognized statistical rating organization (“NRSRO”) (for example, securities rated AAA, AA or A by Standard & Poor’s Corporation). These investments may include:

•	commercial paper

•	corporate bonds

•	U.S. Treasury securities

•	securities issued or guaranteed by U.S. Government entities, agencies or instrumentalities

•	municipal bonds

•	U.S. dollar-denominated debt securities of foreign issuers (Yankee Bonds)

•	asset-backed and mortgage-backed securities

In addition, the dollar-weighted average portfolio maturity of the Fund, under normal circumstances, is expected to be three years or less.

In selecting the portfolio holdings for the Fund, RE Advisers considers, among other factors, its outlook for the economy, monetary policy, interest rates and credit spreads.

Principal Risks

As with all investments, you may lose money by investing in the Fund. Other principal risks of investing in the Fund include:

Credit Risk    The chance that the issuer or guarantor of a fixed-income security, or the counterparty to an over-the-counter transaction (including repurchase agreements), will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating.

Income Risk    The chance a decline in interest rates will cause the Fund’s yield to decline.

Interest Rate Risk    The chance that a change in interest rates will cause the price of a debt instrument to fall. Generally, the longer the duration of a security or weighted average effective duration of the Fund, the greater the interest rate risk.

Corporate Bond Risk    The chance that corporate bonds generally having higher interest rates than those of other fixed-income instruments, like certificates of deposit and U.S. Treasury securities, also bear greater risk, as they are backed only by the issuer, and therefore, investments in corporate bonds are subject to issuer risk. Additionally, credit risk is created when the debt issuer fails to pay interest and principal in a timely manner, or negative perceptions of the issuer’s ability to make such payments may cause the price of that debt to decline.

6	Fund Summaries

Short-Term Bond Fund (Continued)

Issuer Risk    The chance that the value of a security may decline because of adverse events or circumstances that directly relate to the issuer.

Municipal Bond Risk    The chance that the ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds.

Asset-Backed and Mortgage-Backed Securities Risk    The chance that defaults, or perceived increases in the risk of defaults, on the loans underlying these securities may impair the value of the securities. These securities also present a higher degree of prepayment risk (when repayment of principal occurs before scheduled maturity) and extension risk (when rates of repayment of principal are slower than expected) than do other types of fixed income securities. The enforceability of security interests that support these securities may, in some cases, be subject to limitations.

Commercial Paper Risk    The chance that the value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities. Commercial paper consists of short-term unsecured promissory notes issued by companies or other entities in order to finance their current operations. Commercial paper is usually sold on a discount basis with maturities generally up to 270 days. The value of commercial paper will tend to fall when interest rates rise and rise when interest rates fall.

Foreign Risk    Foreign securities may exhibit more extreme changes in value than securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign companies usually are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment.

Manager Risk    The chance the manager’s decisions, particularly security selection, will cause the Fund to underperform other similar investments.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for 1, 5 and 10 years compared with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting homesteadfunds.com or by calling 800.258.3030.

Calendar Year Total Returns

During the periods shown in the chart, the Fund’s best and worst quarters were as follows:

Best Quarter:

Q2 of 2009  |  6.53%

Worst Quarter:

Q4 of 2008  |  -2.13%

Average Annual Total Returns periods ended 12/31/15
	1 YR	5 YR	10 YR
Returns before taxes	0.43%	2.01%	3.66%
Returns after taxes on distributions	(0.18)%	1.21%	2.36%
Returns after taxes on distributions and sale of fund shares	0.24%	1.22%	2.34%
BofA Merrill Lynch 1-5 Year Corp./Gov. Index (reflects no deduction for fees, expenses, or taxes)	1.05%	1.68%	3.35%

Fund Summaries	7

Short-Term Bond Fund (Continued)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as IRAs or employer-sponsored retirement plans.

For the Fund’s current yield, call 800.258.3030.

Fund Management

Investment Adviser

RE Advisers Corporation

Portfolio Manager

Mauricio Agudelo and Doug Kern, CFA are the co-managers of the Short-Term Bond Fund. Mr. Agudelo is a Fixed-Income Portfolio Manager for RE Advisers and has co-managed the Fund since May 2016. Mr. Kern is a Senior Fixed-Income Portfolio Manager for RE Advisers and has managed the Fund since its inception.

Other Important Fund Information

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please see page 23 of this prospectus.

8	Fund Summaries

Stock Index Fund

Fund Summaries  |  Inception: October 28, 1999

Investment Objective

The Stock Index Fund is a stock fund that seeks to match, as closely as possible, before expenses, the performance of the Standard & Poor’s 500 Stock Index (the “Index”), which emphasizes stocks of large U.S. companies.

Fees and Expenses

The table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Sales Charge on Purchases	None
Sales Charge on Reinvested Dividends	None
Deferred Sales Charge on Redemptions	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (a) (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.04%
Other Expenses
Administrative Fees	0.25%
Other Fund Expenses	0.25%
Total Other Expenses	0.50%
Total Annual Fund Operating Expenses (a)	0.54%

(a)	Expenses shown in this table and used in the example reflect expenses of both the Stock Index Fund and the Master Portfolio (as defined below).

Expense Example

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YR	3 YR	5 YR	10 YR
$55	$173	$302	$677

Portfolio Turnover

The Master Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Master Portfolio’s turnover rate was 2% of the average value of its portfolio.

Principal Investment Strategies

The Stock Index Fund pursues its investment objective by seeking to replicate the total return performance of the Index, which is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange (the “NYSE”).

The Stock Index Fund is a feeder fund, meaning that it invests all of its investable assets in a master portfolio. The Fund invests its assets in the S&P 500 Index Master Portfolio (“Master Portfolio”), a separate series of an unaffiliated trust called the Master Investment Portfolio. The Master Portfolio and the Stock Index Fund have substantially similar investment objectives and investment strategies. All investments are made at the Master Portfolio level. This structure is sometimes called a “master/feeder” structure. The Fund’s investment results will correspond directly to the investment results of the Master Portfolio.

The Fund is managed by determining which securities are to be purchased or sold to reflect, to the extent feasible, the investment characteristics of its benchmark index. Under normal circumstances, at least 90% of the value of the Fund’s assets, plus the amount of any borrowing for investment purposes, is invested in securities comprising the Index.

BlackRock Fund Advisors (“BFA”), the investment adviser to the Master Portfolio, seeks to achieve investment performance that is similar to the Index by seeking to replicate the total return performance of the Index. The percentage of the Fund’s assets invested in a given stock is approximately the same percentage as such securities represented in the Index. Standard & Poor’s selects stocks for inclusion in the Index based upon market size, liquidity and industry group representation.

Principal Risks

As with all investments, you may lose money by investing in the Fund. Other principal risks of investing in the Fund include:

Concentration Risk    The Master Portfolio reserves the right to concentrate its investments (i.e., invest more than 25% of its net assets in securities of issuers in a particular industry) to approximately the same extent that its benchmark index concentrates in a particular industry. To the extent the Master Portfolio concentrates in a particular industry, it may be more susceptible to economic conditions and risks affecting that industry.

Fund Summaries	9

Stock Index Fund (Continued)

Equity Securities Risk    Equity securities generally have greater price volatility than fixed-income securities. The market price of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets.

Market Risk    Market risk is the chance that one or more markets in which the Stock Index Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.

Passive Investment Risk    Because BFA does not select the individual companies in the Index that the Master Portfolio tracks, the Master Portfolio may hold securities of companies that present risks that an investment adviser researching individual securities might seek to avoid.

Tracking Error Risk    Tracking error is the divergence of an index fund’s performance from that of the underlying index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index, pricing differences, transaction costs, the fund’s holding of cash, differences in timing of the accrual of dividends or interest, tax gains or losses, changes to the Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.

Investing in other Investment Companies

Because the Stock Index Fund invests all of its investable assets in the Master Portfolio, the Fund bears a fee of 0.04%, equal to its proportionate share of fees paid by the Master Portfolio, in addition to the administration fee it pays to RE Advisers.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for 1, 5 and 10 years compared with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting homesteadfunds.com or by calling 800.258.3030.

Calendar Year Total Returns

During the periods shown in the chart, the Fund’s best and worst quarters were as follows:

Best Quarter:

Q2 of 2009  |  15.74%

Worst Quarter:

Q4 of 2008  |  -22.07%

Average Annual Total Returns periods ended 12/31/15
	1 YR	5 YR	10 YR
Returns before taxes	0.79%	11.98%	6.71%
Returns after taxes on distributions	0.08%	11.31%	6.09%
Returns after taxes on distributions and sale of fund shares	0.45%	9.23%	5.09%
Standard & Poor’s 500 Stock Index (reflects no deduction for fees, expenses, or taxes)	1.38%	12.57%	7.31%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as IRAs or employer-sponsored retirement plans.

10	Fund Summaries

Stock Index Fund (Continued)

Fund Management

Investment Adviser

BlackRock Fund Advisors (“BFA”)

Master Portfolio Management Team

Greg Savage, CFA, Managing Director at BFA, has been a member of the Master Portfolio Management Team since January 2008.

Alan Mason, Managing Director at BFA, has been a member of the Master Portfolio Management Team since February 2014.

Jennifer Hsui, CFA, Managing Director at BFA, has been a member of the Master Portfolio Management Team since April 2016.

Creighton Jue, CFA, Managing Director at BFA, has been a member of the Master Portfolio Management Team since April 2016.

Rachel Aguirre, Director at BFA, has been a member of the Master Portfolio Management Team since April 2016.

Other Important Fund Information

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please see page 23 of this prospectus.

Fund Summaries	11

Value Fund

Fund Summaries  |  Inception: November 19, 1990

Investment Objective

The Value Fund is a stock fund that seeks capital growth over the long term and secondarily, income.

Fees and Expenses

The table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Sales Charge on Purchases	None
Sales Charge on Reinvested Dividends	None
Deferred Sales Charge on Redemptions	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.47%
Other Expenses	0.12%
Total Annual Fund Operating Expenses	0.59%

Expense Example

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YR	3 YR	5 YR	10 YR
$60	$189	$329	$738

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests in stocks of established companies selling below what RE Advisers believes to be their fundamental value. These are typically sizable businesses with market capitalizations of $2 billion or greater. Under ordinary conditions, the Fund will invest at least 80% of its net assets in common stocks of these companies.

To determine whether a stock is undervalued, RE Advisers considers, among other factors, earnings valuations, debt ratios and any competitive advantages a company may have. Stock selection is made with the belief that businesses have an underlying value that is not always reflected by share price, especially over the short term. RE Advisers seeks to select stocks that it believes may benefit over time from a more reasonable market assessment of fundamental value.

Principal Risks

As with all investments, you may lose money by investing in the Fund. Other principal risks of investing in the Fund are:

Equity Securities Risk    Equity securities generally have greater price volatility than fixed-income securities. The market price of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets.

Focused Investment Risk    A fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is subject to greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of such a fund is more susceptible to any single economic, market, political or regulatory or other occurrence affecting, for example, the particular markets, industries, regions, sectors or asset classes in which the fund is invested. This is because, for example, issuers in a particular market, industry, region, sector or asset class may react similarly to specific economic, market, regulatory, political or other developments. The particular markets, industries, regions, sectors or asset classes in which the Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times.

Issuer Risk    The chance that the value of a security may decline because of adverse events or circumstances that directly relate to the issuer.

Manager Risk    The chance the manager’s decisions, particularly security selection, will cause the Fund to underperform other similar investments.

Style Risk    The chance that returns on stocks within the value style in which the Fund invests will trail returns of stocks

12	Fund Summaries

Value Fund (Continued)

representing other styles or the market overall. Periods of relative over- or underperformance tend to be cyclical and may last for several years. Investments in value securities may be subject to risks that (1) the issuer’s potential business prospects will not be realized; (2) their potential values will never be recognized by the market; and (3) their value was appropriately priced when acquired and they do not perform as anticipated.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for 1, 5 and 10 years compared with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting homesteadfunds.com or by calling 800.258.3030.

Calendar Year Total Returns

During the periods shown in the chart, the Fund’s best and worst quarters were as follows:

Best Quarter:

Q3 of 2009  |  17.96%

Worst Quarter:

Q4 of 2008  |  -23.27%

Average Annual Total Returns periods ended 12/31/15
	1 YR	5 YR	10 YR
Returns before taxes	(1.28)%	11.90%	6.89%
Returns after taxes on distributions	(3.23)%	10.84%	5.93%
Returns after taxes on distributions and sale of fund shares	0.22%	9.10%	5.21%
Standard & Poor’s 500 Stock Index (reflects no deduction for fees, expenses, or taxes)	1.38%	12.57%	7.31%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as IRAs or employer-sponsored retirement plans.

Fund Management

Investment Adviser

RE Advisers Corporation

Portfolio Managers

Mark Ashton, CFA, Prabha Carpenter, CFA, and Gregory Halter, CFA, are the co-managers of the Value Fund. Mr. Ashton is a Senior Equity Portfolio Manager for RE Advisers and has co-managed the Fund since January 1999. Ms. Carpenter is a Senior Equity Portfolio Manager for RE Advisers and has co-managed the Fund since May 2014. Mr. Halter is a Senior Equity Portfolio Manager for RE Advisers and has co-managed the Fund since November 2014.

Other Important Fund Information

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please see page 23 of this prospectus.

Fund Summaries	13

Growth Fund

Fund Summaries  |  Inception: January 22, 2001

Investment Objective

The Growth Fund is a stock fund that seeks to provide long-term capital appreciation through investments in common stocks of growth companies.

Fees and Expenses

The table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Sales Charge on Purchases	None
Sales Charge on Reinvested Dividends	None
Deferred Sales Charge on Redemptions	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Other Expenses	0.30%
Total Annual Fund Operating Expenses	0.95%

Expense Example

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except for any expense reimbursement which is only in effect during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YR	3 YR	5 YR	10 YR
$97	$303	$525	$1,166

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.

Principal Investment Strategies

In taking a growth approach to stock selection, the Fund normally will invest at least 80% of net assets (including any borrowings for investment purposes) in the common stocks of large companies. A large company is defined as one whose market capitalization is larger than the median market capitalization of companies in the Russell 1000 Growth Index (“Russell Index”), a widely used benchmark of the largest domestic growth stocks ranging from $2 billion to $700 billion in capitalization as of July 31, 2015 (the median market capitalization as of December 31, 2015, was approximately $8.8 billion, and is subject to change). The market capitalization of the companies in the Fund’s portfolio and the Russell Index will change over time; the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization falls below this level.

The approach of the Fund’s subadviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), generally is to look for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth.

As a growth investor, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

In pursuing its investment objective, the Fund has the discretion to deviate from its normal investment criteria. These situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

While most assets typically will be invested in U.S. common stocks, the Fund may invest in foreign stocks in keeping with its investment objective.

Principal Risks

As with all investments, you may lose money by investing in the Fund. Other principal risks of investing in the Fund are:

Equity Securities Risk    Equity securities generally have greater price volatility than fixed-income securities. The market price of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may

14	Fund Summaries

Growth Fund (Continued)

decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets.

Focused Investment Risk    A fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is subject to greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of such a fund is more susceptible to any single economic, market, political or regulatory or other occurrence affecting, for example, the particular markets, industries, regions, sectors or asset classes in which the fund is invested. This is because, for example, issuers in a particular market, industry, region, sector or asset class may react similarly to specific economic, market, regulatory, political or other developments. The particular markets, industries, regions, sectors or asset classes in which the Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times.

Manager Risk    The chance the subadviser’s decisions, particularly security selection, will cause the Fund to underperform similar investments.

Style Risk    The chance that returns on stocks within the growth style in which the Fund invests will trail returns of stocks representing other styles or the market overall. Growth stocks can be volatile, as these companies usually invest a high portion of earnings in their business and therefore may lack the dividends of value stocks that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

Non-Diversified Risk    The Fund is classified as “non-diversified.” Although T. Rowe Price generally does not intend to invest greater than 5% of the Fund’s assets in the securities of a single issuer, the proportion of the Fund’s assets that may be invested in the securities of a single issuer is not limited. The Fund, therefore, is more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for 1, 5 and 10 years compared with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting homesteadfunds.com or by calling 800.258.3030.

Calendar Year Total Returns*

During the periods shown in the chart, the Fund’s best and worst quarters were as follows:

Best Quarter:

Q1 2012  |  19.54%

Worst Quarter:

Q4 2008  |  -21.77%

Average Annual Total Returns* periods ended 12/31/15
	1 YR	5 YR	10 YR
Returns before taxes	9.43%	14.38%	9.65%
Returns after taxes on distributions	7.80%	12.80%	8.71%
Returns after taxes on distributions and sale of fund shares	6.64%	11.45%	7.86%
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)	5.67%	13.53%	8.53%
Standard & Poor’s 500 Stock Index (reflects no deduction for fees, expenses, or taxes)	1.38%	12.57%	7.31%

*	For periods prior to December 5, 2008, the performance information for the Growth Fund (formerly the Nasdaq-100 Index Tracking StockSM Fund) reflects its previous investment strategy of matching, as closely as possible, before expenses, the performance of the Nasdaq-100 Index®.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as IRAs or employer-sponsored retirement plans.

Fund Summaries	15

Growth Fund (Continued)

Fund Management

Investment Adviser

RE Advisers Corporation

Subadviser

T. Rowe Price Associates, Inc.

Portfolio Manager

Robert W. Sharps is a Vice President of T. Rowe Price and the lead portfolio manager on the Large-Cap Growth Strategy Team in the U.S. Equity Division. He has managed the Fund since December 2008.

Other Important Fund Information

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please see page 23 of this prospectus.

16	Fund Summaries

Small-Company Stock Fund

Fund Summaries  |  Inception: March 4, 1998

Investment Objective

The Small-Company Stock Fund is a stock fund that seeks capital growth over the long term.

Fees and Expenses

The table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Sales Charge on Purchases	None
Sales Charge on Reinvested Dividends	None
Deferred Sales Charge on Redemptions	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.76%
Other Expenses	0.10%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses (a)	0.87%

(a)	Total Annual Fund Operating Expenses shown here differ from the expense ratios shown in the Financial Highlights on page 49 because the expenses shown on this page include Acquired Fund Fees and Expenses and amounts shown in the Financial Highlights do not include Acquired Fund Fees and Expenses.

Expense Example

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except for any expense reimbursement which is only in effect during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YR	3 YR	5 YR	10 YR
$89	$278	$482	$1,073

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests in stocks of established companies selling at prices below what RE Advisers believes to be their fundamental value.

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowing for investment purposes) in common stocks of companies whose market capitalization, at the time of purchase, is similar to the market capitalization of companies represented in the Russell 2000 Index. However, RE Advisers will not necessarily sell a security whose market capitalization, after the initial purchase, exceeds that of the companies represented in the Russell 2000 Index. On December 31, 2015, the weighted average market capitalization for companies held in the Fund’s portfolio was $2.3 billion, and for companies in the Russell 2000 Index, the weighted average market capitalization was $1.9 billion. As of May 29, 2015, the market capitalization of companies in the Russell 2000 index ranged from $177 million to $4.3 billion.

To determine whether a stock is undervalued, RE Advisers considers, among other factors, earnings valuations, debt ratios and any competitive advantages a company may have. Stock selection is made with the belief that businesses have an underlying value that is not always reflected by share price, especially over the short term. RE Advisers seeks to select stocks that it believes may benefit over time from a more reasonable market assessment of fundamental value.

Stock selection for the Small-Company Stock Fund includes an analysis of new market opportunities for a company, which could indicate earnings growth potential over the long term.

From time to time, due to elevated cash flows or in order to meet the potential of higher redemption requests, RE Advisers may maintain a larger position in cash equivalents. When the Fund takes such a position by increasing its holdings in cash equivalents, its short-term investment performance may differ than if it had remained more fully invested in stocks.

Principal Risks

As with all investments, you may lose money by investing in the Fund. Other principal risks of investing in the Fund are:

Equity Securities Risk    Equity securities generally have greater price volatility than fixed-income securities. The market price of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets.

Fund Summaries	17

Small-Company Stock Fund (Continued)

Financial Services Sector Risk     To the extent the Fund invests in securities and other obligations of issuers in the financial services sector, the Fund will be vulnerable to events affecting companies in the financial services industry. Examples of risks affecting the financial services sector include changes in governmental regulation, issues relating to the availability and cost of capital, changes in interest rates and/or monetary policy and price competition. In addition, financial services companies are often more highly leveraged than other companies, making them inherently riskier.

Issuer Risk    The chance that the value of a security may decline because of adverse events or circumstances that directly relate to the issuer.

Manager Risk    The chance the manager’s decisions, particularly security selection, will cause the Fund to underperform other similar investments.

Small-Company Risk    Investment risk and liquidity risk are particularly pronounced for stocks of companies with relatively small market capitalizations. These companies may have limited product lines, markets or financial resources, or they may depend on a few key employees. By investing in stocks of companies with smaller market capitalizations, the share price of the Fund may be more volatile than that of a fund investing in stocks of larger, more established companies. In addition, the Fund may be affected by dilution in the value of its shares if such companies sell additional shares and by concentration of control in existing management and principal shareholders.

Style Risk    The chance that returns on stocks within the value style in which the Fund invests will trail returns of stocks representing other styles or the market overall. Periods of relative over- or underperformance tend to be cyclical and may last for several years. Investments in value securities may be subject to risks that (1) the issuers’ potential business prospects will not be realized; (2) their potential values will never be recognized by the market; and (3) their values were appropriately priced when acquired but they do not perform as anticipated.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for 1, 5 and 10 years compared with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting homesteadfunds.com or by calling 800.258.3030.

Calendar Year Total Returns

During the periods shown in the chart, the Fund’s best and worst quarters were as follows:

Best Quarter:

Q2 of 2009  |  23.62%

Worst Quarter:

Q4 of 2008  |  -24.38%

Average Annual Total Returns periods ended 12/31/15
	1 YR	5 YR	10 YR
Returns before taxes	(5.18)%	10.97%	9.77%
Returns after taxes on distributions	(6.41)%	10.47%	9.25%
Returns after taxes on distributions and sale of fund shares	(2.18)%	8.63%	7.90%
Russell 2000 Index (reflects no deduction for fees, expenses, or taxes)	(4.41)%	9.19%	6.80%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as IRAs or employer-sponsored retirement plans.

18	Fund Summaries

Small-Company Stock Fund (Continued)

Fund Management

Investment Adviser

RE Advisers Corporation

Portfolio Managers

Mark Ashton, CFA, Prabha Carpenter, CFA, and Gregory Halter, CFA are the co-managers of the Small-Company Stock Fund. Mr. Ashton is a Senior Equity Portfolio Manager for RE Advisers and has co-managed the Fund since January 1999. Ms. Carpenter is a Senior Equity Portfolio Manager for RE Advisers and has co-managed the Fund since May 2014. Mr. Halter is a Senior Equity Portfolio Manager for RE Advisers and has co-managed the Fund since November 2014.

Other Important Fund Information

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please see page 23 of this prospectus.

Fund Summaries	19

International Equity Fund

Fund Summaries  |  Inception: January 22, 2001

Investment Objective

The International Equity Fund (formerly, the International Value Fund) (the “Fund”) seeks long-term capital appreciation through investments in equity securities of companies based outside the United States.

Fees and Expenses

The table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Sales Charge on Purchases	None
Sales Charge on Reinvested Dividends	None
Deferred Sales Charge on Redemptions	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (a) (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	0.70%
Total Annual Fund Operating Expenses	1.45%
Expenses Waived or Reimbursed by RE Advisers (b)	0.46%
Total Annual Fund Operating Expenses After Waiver/Reimbursement	0.99%

(a)	Expense information in the table has been restated to reflect current fees.

(b)	The Fund’s operating expenses are waived pursuant to an expense limitation agreement between RE Advisers and the Fund, to the extent that the operating expenses of the Fund exceed 0.99% of the Fund’s average daily net assets. The expense limitation agreement is for a one-year period ending April 30, 2018. At that time, RE Advisers may revise, renew or discontinue the agreement.

Expense Example

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except for any expense reimbursement which is only in effect during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YR	3 YR	5 YR	10 YR
$101	$413	$748	$1,696

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 62% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks, preferred stocks, rights and warrants issued by companies that are based outside the United States, securities convertible into such securities (including Depositary Receipts), and investment companies that invest in the types of securities in which the Fund would normally invest. This policy is not fundamental, but should the subadviser decide to change this strategy, the Fund will provide shareholders with at least 60 days’ prior written notice. The Fund also may invest in securities of U.S. companies that derive, or are expected to derive, a significant portion of their revenues from their foreign operations, although under normal circumstances not more than 15% of the Fund’s total assets will be invested in securities of U.S. companies. The Fund may invest in small companies.

The Fund may invest in companies based in developed markets outside the United States as well as in established companies in emerging and frontier markets. Emerging and frontier markets include countries that have an emerging stock market as defined by Morgan Stanley Capital International, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics. Harding Loevner LP (“Harding Loevner”), the Fund’s subadviser, undertakes fundamental research in an effort to identify companies that are well managed, financially sound, fast growing and strongly competitive and whose shares are under-priced relative to their fair value. In an attempt to reduce its volatility, the Fund is diversified across dimensions of geography, industry, currency and market capitalization. The Fund normally holds investments across at least 15 countries.

Factors bearing on whether a company is considered to be “based” outside the United States may include: (1) whether it is legally domiciled outside the United States; (2) the extent to which it conducts its business, as measured by the location of its sales, earnings, assets, or production, outside the United States; or (3) whether it has the principal exchange listing for its securities outside the United States.

20	Fund Summaries

International Equity Fund (Continued)

The Fund will normally invest broadly in equity securities of companies domiciled in the global developed, emerging, and frontier markets, excluding the US. At least 65% of total assets will be denominated in at least three currencies other than the U.S. dollar. For purposes of compliance with this restriction, American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts (collectively, “Depositary Receipts”), will be considered to be denominated in the currency of the country where the securities underlying the Depositary Receipts are traded.

Principal Risks

As with all investments, you may lose money by investing in the Fund. Other principal risks of investing in the Fund are:

Currency Risk    Foreign currencies may experience steady or sudden devaluation relative to the U.S. dollar, adversely affecting the value of the Fund’s investments. Because the Fund’s net asset value is determined on the basis of U.S. dollars, if the local currency of a foreign market depreciates against the U.S. dollar, you may lose money even if the foreign market prices of the Fund’s holdings rise.

Emerging and Frontier Market Risk    Emerging and frontier market securities involve unique risks, such as exposure to economies less diverse and mature than that of the United States or more established foreign markets. Economic or political instability may cause larger price changes in emerging or frontier market securities than in securities of issuers based in more developed foreign countries.

Equity Securities Risk    Equity securities generally have greater price volatility than fixed-income securities. The market price of equity securities owned by a fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets.

Foreign Risk    Foreign securities may exhibit more extreme changes in value than securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign companies usually are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment. Investments in emerging market countries are likely to involve significant risks. These countries are generally more likely to experience political and economic instability.

Manager Risk    A fund manager’s decisions, particularly security selection, may cause a fund to underperform other similar investments.

Market Risk    The risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Securities markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for 1, 5 and 10 years compared with those of a broad measure of market performance. Harding Loevner became the Fund’s sub-adviser in January 2016. Effective with the change in sub-adviser, the Fund’s investment strategy changed. The performance results in the following charts, therefore, do not reflect the Fund’s current strategy. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting homesteadfunds.com or by calling 800.258.3030.

Calendar Year Total Returns*

Fund Summaries	21

International Equity Fund (Continued)

During the periods shown in the chart, the Fund’s best and worst quarters were as follows:

Best Quarter:

Q2 of 2009  |  21.51%

Worst Quarter:

Q3 of 2011  |  -21.02%

Average Annual Total Returns* periods ended 12/31/15
	1 YR	5 YR	10 YR
Returns before taxes	(3.48)%	1.24%	2.21%
Returns after taxes on distributions	(6.39)%	(0.26)%	0.96%
Returns after taxes on distributions and sale of fund shares	(1.97)%	0.32%	1.27%
MSCI® EAFE® Index (reflects no deduction for fees, expenses, or taxes)	(0.81)%	3.60%	3.03%

*	Performance information for the International Equity Fund (formerly the International Value Fund and, prior thereto, the International Stock Index Fund) reflects its investment in the Vanguard Developed Markets Index Fund from October 17, 2005 to June 9, 2006, as an actively managed fund subadvised by Mercator Asset Management from June 12, 2006 to September 14, 2015 and in a passively managed portfolio directed by SSGA Funds Management, Inc. from September 15, 2015 to period end.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as IRAs or employer-sponsored retirement plans.

Fund Management

Investment Adviser

RE Advisers Corporation

Subadviser

Harding Loevner LP

Portfolio Management Team

Ferrill Roll, CFA and Alexander Walsh, CFA are Co-Lead Portfolio Managers of the Fund. They have co-managed the Fund since January 2016.

Other Important Fund Information

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please see page 23 of this prospectus.

22	Fund Summaries

Other Important Fund Information

Purchase and Sale of Fund Shares

You can buy, sell (redeem) or exchange shares of the Funds on any business day, normally any day that the New York Stock Exchange (“NYSE”) is open for regular trading.

You can purchase, sell or exchange shares of the Funds either through a financial professional or directly from the Funds.

For non-retirement accounts, there is a $500 initial minimum investment to open an account. For IRA accounts and Education Savings Accounts (“ESAs”), there is a $200 initial minimum investment to open an account.

Tax Information

Each Fund intends to make distributions that will be taxed as ordinary income or capital gains.

Financial Intermediary Compensation

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund’s related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund Summaries	23

Additional Information About the Funds

A Note Regarding Debt Obligations

Generally, this Prospectus uses the terms debt security, debt obligation, bond, fixed-income instrument and fixed-income security interchangeably. These terms should be considered to include any evidence of indebtedness, including, by way of example, a security or instrument having one or more of the following characteristics: a security or instrument issued at a discount to its face value, a security or instrument that pays interest at a fixed, floating, or variable rate, or a security or instrument with a stated principal amount that requires repayment of some or all of that principal amount to the holder of the security. These terms are interpreted broadly to include any instrument or security evidencing what is commonly referred to as an IOU rather than evidencing the corporate ownership of equity unless that equity represents an indirect or derivative interest in one or more debt securities. For this purpose, the terms also include instruments that are intended to provide one or more of the characteristics of a direct investment in one or more debt securities.

Daily Income Fund

The Daily Income Fund is managed to earn current income and to maintain a stable net asset value of $1.00 per share. Since the Fund seeks to provide a high level of principal safety, it is suitable for investors with short time horizons and may be appropriate for long-term investors looking to reduce the risk of their overall portfolio.

The Fund will invest at least 99.5% of its total assets in the following:

•	short-term obligations of the U.S. Government, its agencies and instrumentalities (for example, Treasury bills and securities issued by Fannie Mae)

•	repurchase agreements that are fully collateralized in accordance with Rule 2a-7

•	other government money market funds and cash

The Fund’s investment objective is fundamental and may not be changed by the Board of Directors without shareholder approval.

The Fund invests in debt securities that are obligations of the U.S. government, its agencies and instrumentalities and accordingly are backed by the full faith and credit of the United States (e.g., U.S. Treasury bills) or by the credit of a federal agency or government-sponsored entity (e.g., Fannie Mae and Freddie Mac mortgage-backed bonds). The U.S. government securities in which the Fund invests may also include variable and floating rate instruments.

The securities purchased by the Fund are subject to quality, maturity, diversification and other requirements pursuant to rules promulgated by the Securities and Exchange Commission. RE Advisers may consider, among other factors, credit and interest rate risks, as well as general market conditions, when deciding whether to buy or sell investments.

While the Fund’s Board of Directors may elect to subject the Fund to liquidity fee and gate requirements in the future, the Board of Directors has not elected to do so at this time.

Credit Quality

Subject to the Fund’s investment policies noted above, the Fund invests in short-term debt securities that, at the time of investment, are eligible securities. Generally, an eligible security is a security that has a remaining maturity of 397 days or less and that the Fund’s Board of Directors or RE Advisers determines presents minimal credit risks.

Maturity

The maximum dollar-weighted average maturity of the Fund’s investments is limited to 60 days or less and the dollar-weighted average life of the Fund’s investments is limited to 120 days or less. In addition, the Fund will not acquire any instrument with a remaining maturity of greater than 397 days.

Liquidity

The Fund is subject to minimum daily and weekly liquidity requirements. The Fund must hold at least 10% of its total assets in daily liquid assets, determined at the time of acquisition of a security. Daily liquid assets are defined as cash; direct obligations of the U.S. Government; securities that will mature or are subject to a demand feature that is exercisable and payable within one business day; or amounts receivable and due unconditionally within one business day on pending sales of portfolio securities.

The Fund also must hold at least 30% of its total assets in weekly liquid assets, which are defined as cash; direct obligations of the U.S. Government; or Government securities that are issued by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States that (1) are issued at a discount to the principal amount to be repaid at maturity and (2) have a remaining maturity date of 60 days or less; securities that will mature or are subject to a demand feature that is exercisable and payable within five business days; or amounts receivable and due unconditionally within five business days on pending sales of portfolio securities.

Please turn to page 29 for additional information under “Description of Fund Risks,” regarding risks associated with investing in the Fund.

Short-Term Government Securities Fund

The Short-Term Government Securities Fund is a fixed-income fund that seeks to generate current income while maintaining a low degree of share price fluctuation. The Fund is designed for investors who seek a higher level of income than is normally provided by money market investments and less principal fluctuation than is normally experienced by longer term bond funds.

24	Fund Details

Additional Information About the Funds (Continued)

The Fund invests at least 80% of its net assets (plus borrowing for investment purposes) in fixed-income securities whose principal and interest payments are guaranteed by the U.S. Government. These investments may include:

•	U.S. Treasury securities

•	securities issued by U.S. Government agencies and instrumentalities

The Fund may also invest in other types of securities, including municipal bonds, mortgage pass-through securities, CMOs, asset-backed securities, corporate bonds and money market securities. In selecting the portfolio holdings for the Fund, RE Advisers considers, among other factors, its outlook for the economy, monetary policy, interest rates and, to a lesser extent, credit spreads.

The Fund’s investment objective is fundamental and may not be changed by the Board of Directors without shareholder approval.

Credit Quality

The Fund will invest at least 80% of its net assets in fixed-income securities whose principal and interest payments are guaranteed by the U.S. Government.

Maturity

In addition, the dollar-weighted average portfolio maturity of the Fund, under normal circumstances, is expected to be three years or less. There is no limit on the maturity of the individual securities in the Fund’s portfolio.

Please turn to page 29 for additional information under “Description of Fund Risks,” regarding risks associated with investing in the Fund.

Short-Term Bond Fund

The Short-Term Bond Fund is a fixed-income fund that seeks to generate current income while maintaining a low degree of share price fluctuation. The Fund is designed for investors who seek a higher level of income than is normally provided by money market investments and less principal fluctuation than is normally experienced by longer-term bond funds.

The Fund normally invests at least 80% of its net assets (plus borrowing for investment purposes) in fixed-income securities that are in the three highest credit categories as ranked by an NRSRO. In selecting the portfolio holdings for the Fund, RE Advisers considers, among other factors, its outlook for the economy, monetary policy, interest rates and credit spreads.

These investments may include:

•	commercial paper

•	corporate bonds

•	U.S. Treasury securities

•	securities issued by U.S. Government entities and instrumentalities

•	municipal bonds

•	U.S. dollar-denominated debt securities of foreign issuers

•	asset-backed and mortgage-backed securities

The Fund’s investment objective is fundamental and may not be changed by the Board of Directors without shareholder approval.

Credit Quality

The Fund may invest up to 5% of its net assets (measured at the time of purchase) in debt securities in the fourth highest credit category (for example, securities rated BBB by Standard & Poor’s Corporation) or, if unrated, of comparable credit quality as determined by RE Advisers.

Maturity

The dollar-weighted average portfolio maturity of the Fund, under normal circumstances, is expected to be three years or less. There is no limit on the maturity of the individual securities in the Fund’s portfolio.

Please turn to page 29 for additional information under “Description of Fund Risks,” regarding risks associated with investing in the Fund.

Stock Index Fund

The Stock Index Fund seeks to match, as closely as possible, before expenses, the performance of the Standard & Poor’s 500 Stock Index (the “Index”), which emphasizes stocks of large U.S. companies. The primary component of the Fund’s total return is likely to be capital appreciation (or depreciation) and dividend or interest income. Because the underlying investments—generally consisting of stocks and other securities that function like stocks—are inherently volatile, the Fund is appropriate for long-term investors who can tolerate fluctuations in the value of their investment.

The Fund’s investment objective is not fundamental and may be changed by the Board of Directors without shareholder approval.

The Master Portfolio may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolio.

The Master Portfolio invests mostly in stocks, although it may invest in stock index futures contracts and options on futures contracts.

The Master Portfolio attempts to remain as fully invested as practicable in the stocks that are represented in the Index. Under normal market conditions, the Master Portfolio seeks to invest at least 90% of its total assets plus the amount of any borrowing for investment purposes, in securities that are represented in the Index.

The Master Portfolio also may engage in futures and options transactions and other derivative securities transactions and lend its portfolio securities, each of which involves risk. The Master Portfolio may use futures contracts, options and other derivative transactions to manage its short-term liquidity and/or as substitutes for comparable market positions in the securities

Fund Details	25

Additional Information About the Funds (Continued)

in its benchmark index. The Master Portfolio may also invest in high-quality money market instruments, including shares of money market funds advised by BlackRock Fund Advisors (“BFA”) or its affiliates.

BFA, the investment adviser to the Master Portfolio, does not manage the Master Portfolio based on economic, financial and market analysis. Instead, BFA utilizes a “passive” or indexing investment approach for the Master Portfolio, attempting to approximate the investment performance of the Index. BFA selects stocks for the Master Portfolio so that the overall investment characteristics of the Master Portfolio (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures are similar to those of the Index.

Master-Feeder Structure

The Stock Index Fund is a feeder index fund that invests all of its investable assets in a master index fund with substantially the same investment objective. The master index fund purchases securities for investment. This structure works as follows:

Investor purchases shares of . . .

Feeder index fund which invests in . . .

Master index fund which buys . . .

Investment securities.

This feeder index fund can withdraw its investment in the master index fund at any time if the Board of Directors determines that it is in the best interest of the Fund and its shareholders. If this happens, the Board may choose another master index fund, hire an investment adviser for the Fund or may otherwise invest the Fund’s assets according to the investment policies and restrictions described in this prospectus.

Index Description and Construction

The Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all common stocks publicly traded in the United States, most of which are listed on the New York Stock Exchange, Inc. (the “NYSE”). Stocks in the Index are weighted according to their market capitalizations (i.e., the number of shares outstanding multiplied by the stock’s current price). The companies selected for inclusion in the Index generally have the largest market value within their respective industries. The composition of the Index is determined by Standard & Poor’s (“S&P”) and is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group, and may be changed from time to time. “Standard & Poor’s®,” “S&P®” and “S&P 500®” are trademarks of Standard & Poor’s (a division of The McGraw-Hill Companies, Inc.) licensed for use by the Master Portfolio. The Master Portfolio is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Master Portfolio.

Over the long term, the Master Portfolio attempts to achieve a correlation of at least 95% between the total return of its net assets before fees and expenses and the total return of the Index.

The past performance of the Index is not a guide to future performance. BFA does not guarantee the accuracy or the completeness of the Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein. BFA makes no warranty, express or implied, to the owners of shares of the Master Portfolio or to any other person or entity, as to results to be obtained by the Master Portfolio from the use of the Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

Please turn to page 29 for additional information under “Description of Fund Risks” regarding risks associated with investing in the Fund.

Value Fund

The Value Fund seeks capital growth over the long-term and, secondarily, income. The Fund generally invests in stocks of established companies selling below what RE Advisers believes to be their fundamental value. Because of the volatility inherent in equity investing, the Value Fund is best suited for long-term investors.

The Fund typically invests in sizable businesses with market capitalizations of $2 billion or greater. Under ordinary conditions, the Fund will invest at least 80% of its net assets in common stocks of such companies. On December 31, 2015, the weighted average market capitalization for all of the companies held in the portfolio was $76.84 billion. Market capitalization is a measure of the company’s total stock market value. It is calculated by multiplying the share price by the number of shares outstanding. The Fund may also invest in other types of securities, including:

•	preferred stocks, investment-grade debt securities convertible into or exchangeable for common stocks and warrants

•	debt securities in the three highest credit categories as ranked by a NRSRO (for example, securities rated AAA, AA or A by Standard & Poor’s Corporation) or, if unrated, of comparable credit quality as determined by RE Advisers

•	money market securities. The Fund may invest in money market securities in order to reduce risk during periods of extreme volatility or uncertainty. When used as part of a temporary defensive strategy, the Fund may invest in money market securities without limitation

•	U.S. dollar-denominated securities of foreign issuers, including American Depositary Receipts (“ADRs”)

The Fund’s investment objective is fundamental and may not be changed by the Board of Directors without shareholder approval.

26	Fund Details

Additional Information About the Funds (Continued)

The Fund generally will invest in stocks listed on a national securities exchange. The Fund may, on occasion, purchase unlisted securities that have an established over-the-counter market.

RE Advisers considers many factors in determining whether a stock is underpriced relative to its fundamental value, including, but not limited to:

•	the relationship of a company’s potential earning power to the current market price of its stock

•	the company’s current financial ratios relative to either its historical results or to the current ratios for other similar companies

•	any competitive advantages, including well-recognized trademarks or brand names

There are a number of reasons why a stock may be trading at a discount to what RE Advisers believes is its fundamental value. For example, the company may be experiencing a temporary earnings decline, its industry may be out of favor due to short-term market or economic conditions or it may have drawn unfavorable publicity.

Please turn to page 29 for additional information under “Description of Fund Risks,” regarding risks associated with investing in the Fund.

Growth Fund

The Growth Fund is a stock fund that seeks to provide long-term capital appreciation through investments in common stocks of growth companies.

In taking a growth approach to stock selection, the Fund normally will invest (at least 80% of net assets (including any borrowings for investment purposes)) in the common stocks of large companies. A large company is defined as one whose market capitalization is larger than the median market capitalization of companies in the Russell 1000 Growth Index (“Russell Index”), a widely used benchmark of the largest domestic growth stocks ranging from $2 billion to $700 billion in capitalization as of July 31, 2015 (the median market capitalization as of December 31, 2015, was approximately $8.8 billion, and is subject to change). The market capitalization of the companies in the Fund’s portfolio and the Russell Index will change over time; the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization falls below this level.

The Fund’s investment objective is not fundamental and may be changed by the Board of Directors without shareholder approval.

As growth investors, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market eventually will reward it with a higher stock price. In pursuing its investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet the Fund’s normal investment criteria, when T. Rowe Price perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, a new product introduction or a favorable competitive development.

While most assets will be invested in U.S. common stocks, the Fund also may invest in other securities, including foreign stocks. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

Please turn to page 29 for additional information under “Description of Fund Risks,” regarding risks associated with investing in the Fund.

Small-Company Stock Fund

The Small-Company Stock Fund is a stock fund that seeks capital growth over the long term. The Fund generally invests in stocks of established companies selling at prices below what RE Advisers believes to be their fundamental value. Small companies may be able to respond more quickly to business opportunities than larger companies. However, their stock prices may fluctuate more widely than those of larger companies. The Fund is best suited for long-term investors who are comfortable taking an aggressive investment approach.

The Fund’s investment objective is fundamental and may not be changed by the Board of Directors without shareholder approval.

Under normal circumstances, the Small-Company Stock Fund will invest at least 80% of its net assets (plus borrowing for investment purposes) in common stocks of companies whose market capitalization, at the time of the Fund’s initial investment, is similar to the market capitalization of companies represented in the Russell 2000 Index, which measures the performance of the 2,000 smallest companies in the Russell 3000 Index. However, RE Advisers will not necessarily sell a security whose market capitalization, after the initial purchase, exceeds that of the companies represented in the Russell 2000 Index. On December 31, 2015, the weighted average market capitalization for companies held in the Fund’s portfolio was $2.3 billion, and for the Russell 2000 Index, the weighted average market capitalization was $1.9 billion. As of May 29, 2015, the market capitalization of companies in the Russell 2000 index ranged from $177 million to $4.3 billion. Market capitalization is a measure of a company’s total stock market value, calculated by multiplying the share price by the number of shares outstanding.

Up to 20% of the Fund’s assets may be invested in other types of securities including:

•	short-term debt securities

•	money market securities. The Fund invests in money market securities in order to reduce risk during periods of extreme volatility or uncertainty. When used as part of a temporary

Fund Details	27

Additional Information About the Funds (Continued)

defensive strategy, the Fund may invest in money market securities without limitation

•	other investment companies, including open-end funds, closed-end funds and exchange-traded funds

•	U.S. dollar-denominated securities of foreign issuers, including ADRs

•	investment-grade debt securities convertible into or exchangeable for common stocks

RE Advisers considers many factors in determining whether a stock is under-priced relative to its fundamental value, including, but not limited to:

•	the relationship of a company’s potential earning power to the current market price of its stock

•	the company’s financial ratios relative to either the company’s historical results or to the current ratios for other similar companies

•	any competitive advantages, including well-recognized trademarks or brand names

There are a number of reasons why a stock may be trading at a discount to what RE Advisers believes is its fundamental value. For example, the company may be experiencing a temporary earnings decline; its industry may be out of favor due to short-term market or economic conditions; or it may have drawn unfavorable publicity. Stock selection for the Small-Company Stock Fund includes an analysis of new market opportunities for a company, which could indicate earnings growth potential over the long term.

Please turn to page 29 for additional information under “Description of Fund Risks,” regarding risks associated with investing in the Fund.

International Equity Fund

The Fund invests in companies based in developed markets outside the United States as well as in established companies in emerging and frontier markets. Harding Loevner, the Fund’s subadviser, undertakes fundamental research in an effort to identify companies that are well managed, financially sound, fast growing and strongly competitive and whose shares are under-priced relative to their fair value. To reduce its volatility, the Fund is diversified across dimensions of geography, industry, currency and market capitalization. The Fund normally holds investments across at least 15 countries.

The Fund’s investment objective is not fundamental and may be changed by the Board of Directors without shareholder approval.

Because the underlying investments—stocks and other securities that function like stocks—are inherently volatile, the Fund is appropriate for long-term investors who can tolerate fluctuations in the value of their investment.

Please turn to page 29 for additional information under “Description of Fund Risks,” regarding risks associated with investing in the Fund.

28	Fund Details

Description of Fund Risks

The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have an adverse effect on a particular Fund’s portfolio as a whole are called principal risks. The principal risks of each Fund are listed in the Fund Summaries. There might be additional risks that a Fund may be exposed to, such as investments in particular types of securities and those risks, in addition to the principal risks of each Fund, are also described below.

Fund Type	Money Market	Fixed-Income			Index			Equity

	Daily Income Fund	Short-Term Government Securities Fund	Short-Term Bond Fund	Stock Index Fund	Value Fund	Growth Fund	Small-Company Stock Fund	International Equity Fund
Asset-Backed and Mortgage-Backed Securities		X	X
Commercial Paper		X	X
Concentration				X
Corporate Bond		X	X
Credit	X	X	X					X
Currency								X
Derivatives				X
Emerging and Frontier Markets								X
Equity Securities				X	X	X	X	X
Expense				X
Financial Services Sector					X		X	X
Focused Investment					X	X
Foreign			X			X		X
Geographic								X
Health Care Sector					X	X
High Yield/High Risk Securities								X
Illiquid and Restricted Securities							X	X
Income	X	X	X
Information Technology Sector					X	X	X
Interest Rate	X	X	X					X
Investments in Other Investment Companies	X			X
Investments in Small- and Mid-Size Companies								X
Issuer	X	X	X		X	X	X
Manager	X	X	X		X	X	X	X
Market	X	X	X	X	X	X	X	X
Municipal Bonds		X	X
Non-Diversified						X
Participation Notes								X
Passive Investment				X
Repurchase Agreements	X							X
Sector					X	X	X	X

Fund Details	29

Description of Fund Risks (Continued)

Fund Type	Money Market	Fixed-Income			Index			Equity

	Daily Income Fund	Short-Term Government Securities Fund	Short-Term Bond Fund	Stock Index Fund	Value Fund	Growth Fund	Small-Company Stock Fund	International Equity Fund
Securities Lending				X
Small-Company							X	X
Style					X	X	X
Tracking Error				X
U.S. Government Securities	X	X	X
U.S. Treasury Obligations	X	X
Variable and Floating-Rate Securities	X

Asset-Backed and Mortgage-Backed Securities Risk

These securities represent either fractional interests or participation in pools of leases, retail installment loans or revolving credit receivables. Underlying automobile sales contracts and credit card receivables are subject to prepayment, which may shorten the securities’ weighted average life and reduce the overall return. Investors also may experience delays in payment if the full amounts due on underlying loans, leases or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral securing the contract or other factors. The value of these securities may fluctuate with changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool or the financial institution providing credit support enhancement for the pool. In addition, there is a risk that unscheduled or early repayment of principal would negatively affect a fund’s return as the fund could be forced to reinvest in lower yielding securities.

Commercial Paper Risk

Commercial paper consists of short-term unsecured promissory notes issued by companies or other entities in order to finance their current operations. Commercial paper is usually sold on a discount basis with maturities generally up to 270 days. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities. The value of commercial paper will tend to fall when interest rates rise and rise when interest rates fall.

Concentration Risk

A fund may reserve the right to concentrate its investments (i.e., invest 25% or more of its total assets in securities of issuers in a particular industry) to approximately the same extent that its benchmark index concentrates in a particular industry. To the extent a fund concentrates in a particular industry, it may be more susceptible to economic conditions and risks affecting that industry.

Corporate Bond Risk

Corporate bonds generally have higher interest rates than those of other fixed-income instruments, like certificates of deposit and U.S. Treasury securities. However, these securities generally bear greater risk, as they are backed only by the issuer, and therefore, investments in corporate bonds are subject to issuer risk. Additionally, credit risk is created when the debt issuer fails to pay interest and principal in a timely manner, or negative perceptions of the issuer’s ability to make such payments may cause the price of that debt to decline.

Credit Risk

The chance that the issuer or guarantor of a fixed-income security, or the counterparty to an over-the-counter transaction (including repurchase agreements), will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating.

Currency Risk

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency exchange rates may experience steady or sudden fluctuation over short periods of time. A decline in the value of foreign currencies relative to the U.S.

30	Fund Details

Description of Fund Risks (Continued)

dollar will reduce the value of securities held by a fund and denominated in those currencies. A fund may seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies; however, if such hedging techniques are employed, there is no assurance that they will be successful.

Derivatives Risk

Derivatives are volatile and involve significant risks, including:

Volatility Risk—A fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of a fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

Counterparty Risk—Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Market and Liquidity Risk—Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of a fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. A fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, a fund’s manager may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

Valuation Risk—Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives may also expose a fund to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose a fund to potential losses that exceed the amount originally invested by the fund.

Hedging Risk—When a derivative is used as a hedge against a position that a fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that a fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences noted below.

Tax Risk—The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income a fund realizes from its investments. As a result, a larger portion of the fund’s distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the fund. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service.

Regulatory Risk—The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse developments could impair the effectiveness of a fund’s derivatives transactions and cause the fund to lose value. For instance, in December 2015, the SEC proposed new regulations applicable to a mutual fund’s use of derivatives and related instruments. If adopted as proposed, these regulations could significantly limit or impact a fund’s ability to invest in derivatives and other instruments, limit a fund’s ability to employ certain strategies that use derivatives and adversely affect a fund’s performance, efficiency in implementing its strategy, liquidity and ability to pursue its investment objectives.

Risks Specific to Certain Derivatives

Futures—Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by a fund and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the investment advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Fund Details	31

Description of Fund Risks (Continued)

Options—An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When a fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a fund were permitted to expire without being sold or exercised, its premium would represent a loss to the fund. To the extent that a fund writes or sells an option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the fund could experience a substantial loss.

Emerging and Frontier Market Risk

Emerging and frontier market securities involve unique risks, such as exposure to economies less diverse and mature than that of the United States or more established foreign markets. Economic or political instability may cause larger price changes in emerging or frontier market securities than in securities of issuers based in more developed foreign countries.

Equity Securities Risk

Equity securities generally have greater price volatility than fixed-income securities. The market price of equity securities owned by a fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets.

Expense Risk

The risk that, in the case of a master portfolio-feeder funds structure, the master portfolio’s expenses are subject to a variety of factors, including fluctuations in the master portfolio’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that a master portfolio’s net assets decrease due to market declines or redemptions, the master portfolio’s expenses will increase as a percentage of master portfolio net assets. During periods of high market volatility, these increases in the master portfolio’s expense ratio could be significant.

Financial Services Sector Risk

To the extent a fund invests in securities and other obligations of issuers in the financial services sector, the fund will be vulnerable to events affecting companies in the financial services industry. Examples of risks affecting the financial services sector include changes in governmental regulation, issues relating to the availability and cost of capital, changes in interest rates and/or monetary policy and price competition. In addition, financial services companies are often more highly leveraged than other companies, making them inherently riskier.

Focused Investment Risk

A fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries, or asset class is subject to greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of such a fund is more susceptible to any single economic, market, political, regulatory or other occurrence affecting, for example, the particular markets, industries, regions, sectors, or asset classes in which the fund are invested. This is because, for example, issuers in a particular market, industry, region sector or asset class may react similarly to specific economic, market, regulatory, political, or other developments. The particular markets, industries, regions, sectors or asset classes in which the Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times.

To the extent the Fund invests in the securities of a limited number of issuers or assets related to particular commodities, it is particularly exposed to adverse developments affecting those issuers or commodities, and a decline in the market value of a particular security or commodity held by the Fund may affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers or assets related to a broader group of commodities. In addition, the limited number of issuers or commodities to which the Fund may be exposed may provide the Fund exposure to substantially the same market, industry, sector, group of industries or sectors, country, region, group of countries, or asset class, which may increase the risk of loss as a result of focusing the Fund’s investments, as discussed above.

Foreign Risk

A fixed-income fund may invest in U.S. dollar-denominated debt securities of foreign issuers. These securities (also known as Yankee Bonds) may respond negatively to adverse foreign political or economic developments. In the case of foreign companies not registered in the U.S., there is generally less publicly available information regarding the issuer, and foreign companies are subject to different accounting, auditing and financial reporting standards. These conditions may have an impact on rating organizations’ and a fund manager’s ability to accurately assess and monitor an issuer’s financial condition.

32	Fund Details

Description of Fund Risks (Continued)

An equity fund may invest in foreign equity securities. Foreign securities may exhibit more extreme changes in value than securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign companies usually are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the fund could lose its entire investment. Investments in emerging market countries are likely to involve significant risks. These countries are generally more likely to experience political and economic instability.

Geographic Risk

Concentration of the investments of a fund in issuers located in a particular country or region will subject such fund, to a greater extent than if investments were less concentrated, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; social, political, regulatory, economic or environmental developments; or natural disasters.

Health Care Sector Risk

The chance that because companies in the health care sector are subject to extensive government regulation their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of health care through outpatient services. Companies in the health care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of the companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.

High Yield/High Risk Securities

A fund may invest in debt and convertible securities rated lower than Baa by Moody’s or BBB by S&P, or unrated securities of equivalent quality as determined by the fund’s adviser (commonly referred to as “junk bonds”). Junk bonds typically involve greater risk and are less liquid than higher grade debt securities. The lower the ratings of such debt securities, the greater their risks render them like equity securities. No fund may invest in securities rated, at the time of investment, C or below by Moody’s or D or below by S&P, or the equivalent as determined by the fund’s adviser, which may be in default with respect to payment of principal or interest.

Illiquid and Restricted Securities

Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a fund has valued the investments and include securities with legal or contractual restrictions on resale, time deposits, repurchase agreements having maturities longer than seven days and securities that do not have readily available market quotations. In addition, a fund may invest in securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded over-the-counter. These factors may have an adverse effect on the fund’s ability to dispose of particular securities and may limit a fund’s ability to obtain accurate market quotations for purposes of valuing securities and calculating net asset value and to sell securities at fair value. If any privately placed securities held by a fund are required to be registered under the securities laws of one or more jurisdictions before being resold, a fund may be required to bear the expenses of registration.

Income Risk

A decline in interest rates will cause a fixed-income or money market fund’s yield to decline.

Interest Rate Risk

Fixed-income securities will change in value because of changes in interest rates. Additionally, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. Duration is a measure of the expected life of a bond that is used to determine the sensitivity of an instrument’s price to changes in interest rates. For example, the price of a bond fund with an average duration of three years generally would be expected to fall approximately 3% if interest rates rose by one percentage point. Interest rates in the United States are at or near historically low levels. As such, funds that hold bonds may currently face an increased exposure to the risks associated with rising interest rates. This is especially true since the Federal

Fund Details	33

Description of Fund Risks (Continued)

Reserve Board has concluded its quantitative easing program, and, at its meeting on December 16, 2015, raised interest rates for the first time since 2006 from a target range of 0% to 0.25% to a target range of 0.25% to 0.50%.

Information Technology Sector Risk

The chance that information technology companies facing intense competition could potentially face rapid product obsolescence. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights.

Investments in Other Investment Companies Risk

A fund may invest in other investment companies, including open-end funds, closed-end funds and exchange-traded funds. A fund may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting purchase of securities, as an efficient means of gaining exposure to a particular asset class or to increase liquidity to meet the potential of higher redemption requests. The risks of owning another investment company generally are similar to the risks of investing directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the investing fund’s performance. In addition, because exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities, and their shares may have greater volatility because of the potential lack of liquidity. There will be some duplication of expenses because the investing fund also must pay its pro-rata share of that investment company’s fees and expenses.

Investments in Small- and Mid-Sized Companies Risk

Investment in smaller and medium-sized companies involves greater risk than investment in larger, more established companies. Their common stock and other securities may trade less frequently and in limited volume. Accordingly, the prices of such securities are generally more sensitive to purchase and sale transactions and tend to be more volatile than the prices of securities of companies with larger market capitalizations. Because of this, if a fund wishes to sell a large quantity of a small or medium-sized company’s shares, it may have to sell at a lower price than it believes is reflective of the value of the shares, or it may have to sell in smaller quantities than desired and over a period of time. These companies may face greater business risks because they lack the management depth or experience, financial resources, product diversification or competitive strengths of larger companies, and they may be more adversely affected by poor economic conditions. There may be less publicly-available information about smaller companies than larger companies. Small company stocks, as a group, tend to go in and out of favor based on economic conditions and market sentiment, and during certain periods will perform poorly relative to other types of investments, including larger company stocks. Generally, the smaller the company size, the greater these risks become.

Issuer Risk

The chance that the value of a security may decline because of adverse events or circumstances that directly relate to the issuer.

Manager Risk

A fund manager’s decisions, particularly security selection, may cause a fund to underperform other similar investments.

Market Risk

Various market risks can affect the price or liquidity of an issuer’s securities in which a fund may invest. Returns from the securities in which a fund invests may underperform returns from the various general securities markets. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market’s current attitudes about types of securities, market reactions to political or economic events, including litigation, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument).

Markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, a fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the fund would otherwise not do so, and potentially at unfavorable prices. Securities may be difficult to value during such periods. These risks may be heightened for fixed-income securities due to the current historically low interest rate environment.

The United States and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. For example, in recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken

34	Fund Details

Description of Fund Risks (Continued)

steps to maintain historically low interest rates, such as by purchasing bonds. Steps by those regulators, including, for example, steps to curtail or taper such activities, could have a material adverse effect on prices for a fund’s portfolio of investments and on the management of the fund. The withdrawal of support, failure of efforts in response to a financial crisis, or investor perception that those efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of certain securities. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the securities in which a fund invests or the issuers of such securities in ways that are unforeseeable. Legislation or regulation also may change the way in which a fund or its adviser are regulated. Such legislation, regulation, or other government action could limit or preclude a fund’s ability to achieve its investment objective and affect the fund’s performance.

Political, social or financial instability, civil unrest and acts of terrorism are other potential risks that could adversely affect an investment in a security or in markets or issuers generally. In addition, political developments in foreign countries or the United States may at times subject such countries to sanctions from the U.S. government, foreign governments and/or international institutions that could negatively affect a Fund’s investments in issuers located in, doing business in or with assets in such countries.

A fund may continue to accept new subscriptions and to make additional investments in instruments in accordance with the fund’s principal investment strategies to strive to meet the fund’s investment objectives under all types of market conditions, including unfavorable market conditions.

Municipal Bonds Risk

Municipal bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. Municipal bonds are also subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. Lower-rated municipal bonds are subject to greater credit and market risk than higher-rated municipal bonds.

Non-Diversified Risk

A fund that is classified as “non-diversified” may have the ability to invest in the securities of a single issuer to an extent that is not limited. The fund therefore is more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests than a diversified fund.

Participation Notes

Participation notes are issued by banks or broker-dealers and are designed to replicate the return of a particular underlying equity or debt security, currency or market. On demand or when the participation note matures, the issuer of the participation note will pay to a fund the nominal value of the underlying instrument at that time. Participation notes involve the same risks associated with a direct investment in the underlying security, currency or market that they seek to replicate. A fund has no rights under participation notes against the issuer(s) of the underlying security(ies) and must rely on the creditworthiness of the issuer(s) of the participation notes. In general, the opportunity to sell participation notes to a third party will be limited or nonexistent.

Passive Investment Risk

Because the fund’s manager generally does not select individual companies in the index that the fund tracks, the fund may hold securities of companies that present risks that an investment adviser researching individual securities might seek to avoid.

Repurchase Agreements

Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. In the event the other party to a repurchase agreement becomes subject to a bankruptcy or other insolvency proceeding or such party fails to satisfy its obligations thereunder, a fund could (i) experience delays in recovering cash or the securities sold (and during such delay the value of the underlying securities may change in a manner adverse to the fund) or (ii) lose all or part of the income, proceeds or rights in the securities to which the fund would otherwise be entitled.

Sector Risk

A fund may from time to time focus on one or more sectors of the economy, and at such times its performance will correspond with the performance of those sectors. A fund that invests in particular sectors, such as health care, or information technology, is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those sectors. As a result, at such times, the net asset value of the fund may fluctuate more widely than that of a fund that is invested across sectors.

Fund Details	35

Description of Fund Risks (Continued)

Securities Lending Risk

In the case of a master portfolio-feeder funds structure, the master portfolio’s securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a master portfolio may lose money and there may be a delay in recovering the loaned securities. A master portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the master portfolio.

Small-Company Risk

Investment risk and liquidity risk are particularly pronounced for stocks of companies with relatively small market capitalization. These companies may have limited product lines, markets or financial resources, or they may depend on a few key employees. A fund investing in stocks of companies with smaller market capitalization may experience a more volatile share price than that of a fund investing in stocks of larger, more established companies. In addition, the fund may be affected by dilution in the value of its shares if such companies sell additional shares and by concentration of control in existing management and principal shareholders.

Style Risk

Depending upon market and economic conditions, as well as investor sentiment, different investment styles (e.g., “growth” or “value”) tend to shift in and out of favor. In addition, a fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

Tracking Error Risk

Tracking error is the divergence of an index fund’s performance from that of its underlying index. Tracking error may occur because of differences between the securities and other instruments held in the fund’s portfolio and those included in the underlying index, pricing differences, transaction costs, the fund’s holding of cash, differences in timing of the accrual of dividends or interest, tax gains or losses, changes to the underlying index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the fund incurs fees and expenses, while the underlying index does not.

U.S. Government Securities Risk

U.S. Government securities are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security. However, the value of U.S. Government securities can decrease if interest rates increase.

U.S. Treasury Obligations Risk

The chance that U.S. Treasury obligations held by a fund may differ in their interest rates, maturities, times of issuance, and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. Government may cause the value of the fund’s U.S. Treasury obligations to decline.

Variable and Floating Rate Securities Risk

The interest rate for variable rate securities typically resets at specified intervals, while the interest rate for floating rate securities typically resets based on changes in a specified index rate or auction process. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value to the same extent as other fixed income securities, or at all, if interest rates decline.

Temporary Defensive Strategies

At times, a Fund may take temporary defensive positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. The adviser then may, but is not required to, temporarily use alternative strategies that are mainly designed to limit the Fund’s losses. In implementing these strategies, a Fund may invest primarily in, among other things, U.S. Government and agency obligations, fixed or floating rate investments, cash or money market instruments (including, money market funds), or any other securities the portfolio manager(s) considers consistent with such defensive strategies or deemed consistent with the then existing market conditions. By way of example, a Fund may hold a higher than normal proportion of its assets in cash in times of extreme market stress. During such periods, a Fund may not achieve its investment objective.

36	Fund Details

Portfolio Holdings Disclosure

A description of the Funds’ policies and procedures with respect to the disclosure of portfolio holdings is available in the Statement of Additional Information (“SAI”), which you can request by calling 800.258.3030 or by visiting homesteadfunds.com.

For all of the Funds, a complete list of portfolio securities is included with the annual and semi-annual reports for the periods ending December 31 and June 30, respectively. These reports are delivered to shareholders and posted online at homesteadfunds.com approximately 60 days after the period end. Additionally, a complete schedule of investments for the Daily Income Fund as of month end for the previous six months is available online at homesteadfunds.com no later than the fifth business day of the following month.

For the periods ending March 31 and September 30, a complete list of each Fund’s portfolio securities is posted online at homesteadfunds.com approximately 60 days after the period end.

Fund Details	37

Management of the Funds

Investment Adviser/Administrator for the Funds

RE Advisers Corporation

4301 Wilson Boulevard

Arlington, VA 22203

As the investment adviser, RE Advisers is responsible for selecting investments, managing the portfolios and overseeing the investment strategies and policies for the Daily Income, Short-Term Government Securities, Short-Term Bond, Value and Small-Company Stock Funds, subject to the general supervision of the Homestead Funds’ Board of Directors. RE Advisers was launched in 1990 and, as of December 31, 2015, manages approximately $3.17 billion of assets for mutual fund and private account investors.

Additionally, RE Advisers is responsible for managing the Growth Fund and the International Equity Fund, subject to the general authority of and supervision by the Funds’ Board of Directors. RE Advisers has entered into subadvisory agreements with T. Rowe Price and Harding Loevner under which each provides day-to-day discretionary management of the assets of the Growth Fund and International Equity Fund, respectively, in accordance with each Fund’s investment objectives, policies and restrictions, subject to the general supervision of the Funds’ Board of Directors and RE Advisers. RE Advisers monitors each subadviser’s performance and regularly reports to the Funds’ Board of Directors on such performance.

RE Advisers, incorporated in the Commonwealth of Virginia in 1995 (formerly incorporated in the District of Columbia in 1990), is a direct, wholly-owned subsidiary of RE Investment Corporation, which is a direct, wholly-owned subsidiary of the National Rural Electric Cooperative Association (“NRECA”). NRECA is a not-for-profit organization which serves and represents the nation’s consumer-owned rural electric cooperatives. RE Advisers is registered with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

For the fiscal year ended December 31, 2015, the Funds paid RE Advisers investment management fees, after fee waivers and expense reimbursements, expressed as a percentage of net assets of each Fund, at the following annual rates:

Daily Income Fund	0.00%
Short-Term Government Securities Fund	0.45%
Short-Term Bond Fund	0.60%
Value Fund	0.47%
Growth Fund	0.65%
Small-Company Stock Fund	0.76%
International Equity Fund	0.61%

A discussion regarding the basis for the Board of Directors’ approval of the investment management agreements between the Funds and RE Advisers is included in the Funds’ annual report for the year ended December 31, 2015.

RE Advisers serves as the administrator for the Stock Index Fund. Pursuant to an administrative services agreement with the Fund, RE Advisers provides certain administrative services to the Fund and generally assists in all aspects of its operation. In 2015, the Stock Index Fund paid RE Advisers 0.25% of net assets as compensation for administrative services.

RE Advisers also provides administrative services to each of the other Funds, in addition to providing investment management services to those Funds.

Portfolio Managers

The portfolio managers are primarily responsible for the day-to-day management of the Funds’ portfolios.

Daily Income Fund

Marc Johnston, CAIASM     Mr. Johnston is a Money Market Portfolio Manager for RE Advisers. He is the Portfolio Manager for the Daily Income Fund, which he has managed since May 2015. Before becoming a Money Market Portfolio Manager, he was a Fixed Income Analyst with NRECA and RE Advisers. Mr. Johnston holds a BA in General Arts from Villanova University and an MBA from Northeastern University, and he holds the CAIASM (Chartered Alternative Investment Analyst), CFP® (Certified Financial PlannerTM) and ChFC® (Chartered Financial Consultant®) designations. He has been with RE Advisers since 2013, and with NRECA since 2001.

Short-Term Government Securities Fund and Short-Term Bond Fund

Mauricio Agudelo    Mr. Agudelo is a Fixed-Income Portfolio Manager for RE Advisers. He is the co-portfolio manager for the Short-Term Government Securities Fund and the Short-Term Bond Fund. He has co-managed these funds since May 2016. Prior to this role, he co-managed a number of taxable fixed-income mutual fund portfolios for Calvert Investment Management, Inc. and held previous positions at Calvert in trading and securities analysis. He received a B.S. in finance from the University of Maryland, Robert H. Smith School of Business. He joined RE Advisers in 2016.

Douglas Kern, CFA    Mr. Kern is a Senior Fixed-Income Portfolio Manager for RE Advisers. He is the portfolio manager for the Short-Term Government Securities Fund and the Short-Term Bond Fund. He has managed the aforementioned Funds since inception. He received his BS in Business Administration and his MBA in Finance from Pennsylvania State University. He has been with RE Advisers since 1990.

38	Fund Details

Management of the Funds (Continued)

Value Fund and Small-Company Stock Fund

Mark Ashton, CFA    Mr. Ashton is a Senior Equity Portfolio Manager for RE Advisers. He and co-managers Ms. Carpenter and Mr. Halter oversee the investment activities of the Value Fund and the Small-Company Stock Fund. He has co-managed the aforementioned Funds since January 1999. He received his BS in Finance from the University of Utah. He received his MBA specializing in Marketing Research from the University of Southern California. Mr. Ashton was a Vice President of Capital Research Company from 1984 to 1998 prior to joining RE Advisers in 1999.

Prabha Carpenter, CFA    Ms. Carpenter is a Senior Equity Portfolio Manager for RE Advisers. She and co-managers Mr. Ashton and Mr. Halter oversee the investment activities of the Value Fund and the Small-Company Stock Fund. She has co-managed the Funds since May 2014. Prior to becoming a Senior Equity Portfolio Manager, Ms. Carpenter was a Senior Equity Analyst for RE Advisers from March 2002 to April 2014. She received her BA in Business Economics from the University of Madras and her BS in Economics from American University. She received her MBA with a distinction in Finance from American University. Ms. Carpenter was a Senior Vice President and Portfolio Manager with GEICO Corporation entities from 1985 to 2002 prior to joining RE Advisers in 2002.

Gregory Halter, CFA    Mr. Halter is a Senior Equity Portfolio Manager for RE Advisers. He and co-managers Mr. Ashton and Ms. Carpenter oversee the investment activities of the Value Fund and the Small-Company Stock Fund. He has co-managed the Funds since November 2014. Mr. Halter received his BBA in Finance from Cleveland State University. Prior to becoming an Equity Portfolio Manager, he was an equity analyst with Great Lakes Review from 1998 to 2014, prior to joining RE Advisers in 2014.

Subadviser to the Growth Fund

T. Rowe Price Associates, Inc.

100 East Pratt Street

Baltimore, MD 21202

As subadviser, T. Rowe Price selects, buys and sells securities for the Growth Fund in accordance with the Fund’s objective and policies and under the supervision of RE Advisers and the Fund’s Board of Directors.

T. Rowe Price, a global investment management firm founded in 1937 by Thomas Rowe Price, is registered with the SEC under the Advisers Act. As of December 31, 2015, T. Rowe Price managed $763.1 billion in assets.

A discussion regarding the Board of Directors’ approval of the subadvisory agreement between the Growth Fund and T. Rowe Price is included in the Funds’ annual report for the year ended December 31, 2015.

Robert W. Sharps serves as the portfolio manager of the Growth Fund and is primarily responsible for the Fund’s management. Mr. Sharps is a Vice President of T. Rowe Price. He is the lead portfolio manager on the Large-Cap Growth Strategy Team in the U.S. Equity Division and a member of the firm’s Equity Steering Committee. Prior to joining the firm in 1997, Mr. Sharps was a senior consultant at KPMG Peat Marwick. He earned a BS, summa cum laude, in Accounting from Towson University and an MBA in Finance from the Wharton School, University of Pennsylvania. Mr. Sharps also has earned the Chartered Financial Analyst and Certified Public Accountant accreditations.

Subadviser to the International Equity Fund

Harding Loevner LP (“Harding Loevner”)

400 Crossing Boulevard, 4th Floor

Bridgewater, NJ 08807

On January 15, 2016, Harding Loevner became the subadviser to the International Equity Fund. Harding Loevner was approved as subadviser to the Fund by the Homestead Funds Board of Directors on November 2, 2015, and the subadvisory contract between Harding Loevner and RE Advisers was approved by a shareholder vote on January 5, 2016.

Harding Loevner, established in 1989, is a registered investment adviser that provides global investment management for private investors and institutions. As of December 31, 2015, Harding Loevner managed approximately $37.5 billion in assets.

A discussion regarding the Board of Directors’ approval of the subadvisory agreement between RE Advisers and Harding Loevner is included in the Funds’ annual report for the year ended December 31, 2015.

The portfolio managers involved in the day-to-day portfolio management of the International Equity Fund include the following persons. They started managing the Fund in 2016. Their prior experience with Harding Loevner is shown below:

Ferrill Roll, CFA, has been a portfolio manager with Harding Loevner since 2001 and an analyst since 1996. He is a Co-Lead Portfolio Manager for the International Equity Fund. As an analyst, he focuses on financial services companies. Mr. Roll graduated from Stanford University in 1980 and joined Harding Loevner in 1996.

Alexander Walsh, CFA, has been a portfolio manager with Harding Loevner since 2001 and an analyst since 1994. He is a Co-Lead Portfolio Manager for the International Equity Fund. As an analyst, he focuses on health care and materials companies. Mr. Walsh graduated from McGill University in 1978 and joined Harding Loevner in 1994.

Fund Details	39

Management of the Funds (Continued)

Investment Adviser For The Master Portfolio of the Stock Index Fund

BlackRock Fund Advisors

400 Howard Street

San Francisco, CA 94105

BFA serves as the investment adviser to the Master Portfolio, the master portfolio in which the Stock Index Fund invests all of its assets. BFA and its predecessors have been managing funds since 1973. BFA is a wholly-owned subsidiary of BlackRock, Inc. As of December 31, 2015, BFA and its affiliates provided investment advisory services for assets of approximately $4.65 trillion. BFA is entitled to receive monthly fees at the annual rate of 0.04% of the average daily net assets of the Master Portfolio as compensation for its advisory services.

BFA has contractually agreed to reimburse the S&P 500 Index Master Portfolio for the cost of fees paid by the Master Portfolio to the Independent Trustees, counsel to the Independent Trustees, and the S&P 500 Index Master Portfolio’s independent registered accounting firm, through April 30, 2017. This contractual arrangement may not be terminated prior to May 1, 2017 without consent of the Board of Trustees of the S&P 500 Index Master Portfolio.

The three members of the Master Portfolio Management Team who have the most significant day-to-day management responsibility are Greg Savage, Alan Mason and Christopher Bliss.

Greg Savage, CFA, has been a member of the Master Portfolio Management Team since January 2008. He is an employee of BFA and BlackRock and was a senior portfolio manager for BGFA and BGI from 2006 through November 2009 and a portfolio manager for BGFA and BGI from 2001 to 2006.

Alan Mason has been a member of the Master Portfolio Management Team since 2014. He has been an employee of BFA since 2009, and head of Americas Beta Strategies since 2014. Mr. Mason was previously a portfolio manager with BGI and BGFA from 1997-2009.

Creighton Jue, CFA, has been a member of the Master Portfolio Management Team since April 2016. He is an employee of BFA and BlackRock and was a senior portfolio manager for BGFA and BGI from 2006 through 2009 and a portfolio manager for BGFA and BGI from 2000 to 2006.

Jennifer Hsui, CFA, has been a member of the Master Portfolio Management Team since April 2016. She is an employee of BFA and BlackRock and was a senior portfolio manager for BGFA and BGI since 2009 and a portfolio manager with BGFA and BGI from 2006 through 2009.

Rachel Aguirre, has been a member of the Master Portfolio Management Team since April 2016 as a senior portfolio manager. She has been an employee of BFA and BlackRock since 2009 and with BGFA and BGI from 2005 through 2009, as a portfolio manager throughout.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in Homestead Funds and the Master Portfolio.

Board of Directors

The Board of Directors establishes Homestead Funds’ corporate policies and monitors each Fund’s performance. For a listing of current board members, see the latest annual or semi-annual report or SAI, which you can request by calling 800.258.3030 or by visiting homesteadfunds.com.

Distributor

RE Investment Corporation

4301 Wilson Boulevard

Arlington, VA 22203

Transfer Agent

NFDS, Inc. (doing business as BFDS)

P.O. Box 219486

Kansas City, MO 64121-9486

The transfer agent processes transactions, disburses distributions and provides recordkeeping services for Homestead Funds.

Custodian

State Street Bank and Trust Company serves as the custodian for all of the Funds.

40	Fund Details

Additional Tax Information

As with any investment, you should consider how your investment in any Fund will be taxed. Please consult your tax adviser about the effect of your investment in a Fund.

Each Fund has elected to be treated and intends to qualify each year as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). A RIC is not subject to U.S. federal income tax on income and gains that are distributed in a timely manner to shareholders. In order for a Fund to qualify and be eligible for treatment as a RIC, it must meet certain tests with respect to the sources and types of its income, the nature and diversification of its assets, and the timing and amount of its distributions to shareholders. A Fund’s failure to qualify as a RIC would result in fund-level taxation, and, consequently, a reduced return on your investment.

Distribution Schedule

Each Fund intends to distribute substantially all of its ordinary income and capital gains. You may elect to have distributions automatically reinvested in your Fund account. Whether reinvested or received, distributions generally are taxable to non-retirement account investors.

We will mail you Internal Revenue Service (“IRS”) Form 1099 at the end of January indicating the federal tax status of your income and capital gains distributions for the prior year. If additional information becomes available regarding the characterization of your distribution after 1099s have been printed and mailed, it may be necessary to provide you with a corrected 1099. Distributions are declared and paid according to the following schedule:

Interest Income

Daily Income Fund	Declared daily and paid monthly
Short-Term Government Securities Fund	Declared daily and paid monthly
Short-Term Bond Fund	Declared daily and paid monthly
Stock Index Fund	Declared and paid annually
Value Fund	Declared and paid semi-annually
Growth Fund	Declared and paid annually
Small-Company Stock Fund	Declared and paid annually
International Equity Fund	Declared and paid annually

Capital Gains

If any, declared and paid annually, more frequently if necessary.

Taxes on Dividends and Distributions

Unless you are tax-exempt or hold Fund shares in a tax-advantaged account, you must pay federal income tax on dividends and taxable distributions each year. Your dividends and taxable distributions generally are taxable when they are paid, whether you take them in cash or reinvest them. However, dividends declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.

For federal income tax purposes, distributions from a Fund’s ordinary income and short-term capital gains are taxable as ordinary income, and distributions from a Fund’s long-term capital gains are taxed as long-term capital gains. A return of capital distributions occurs when a Fund’s aggregate distributions during a taxable year exceed its current and accumulated earnings and profits. A return of capital is not taxable, but it reduces your cost basis in your shares, and thus reduces any loss or increases any gains on a subsequent sale of your shares. Every January, we will send you and the IRS a statement showing the taxable distributions paid to you in the previous year from each Fund. Long-term capital gain distributions generally may be taxed to noncorporate investors at a regular federal income tax rate that is reduced relative to that applicable to ordinary income. A portion of ordinary income dividends paid by a Fund to noncorporate investors may constitute “qualified dividend income” that is subject to the same maximum tax rates as long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. Additional information can be found in the SAI.

Taxes on Transactions

Unless a transaction involves Fund shares held in a tax-advantaged account, the redemption of Fund shares, including sales and exchanges to other Funds, may also give rise to capital gains or losses. In general, a capital gain or loss will be treated as a long-term capital gain or loss if you have held your shares for more than one year.

Tax Withholding for IRAS

Federal Income Tax Withholding

Federal income tax will automatically be withheld from IRA distributions (other than qualified distributions from Roth IRAs) at the rate of 10% unless you request no withholding or a different amount (10% is the minimum). The withholding amount will be taken from the requested distribution amount, so you will receive less than you requested, unless you instruct us to take the withholding amount in addition to the requested distribution amount.

State Income Tax Withholding

Mandatory :    We will withhold state tax in accordance with the respective state’s rules if, at the time of distribution, your address of record is within a mandatory withholding state and you have federal income tax withheld, or if the state’s requirement is independent of federal withholding. Contact your tax advisor for the withholding amount, or see your state’s website for more information.

Fund Details	41

Additional Tax Information (Continued)

Voluntary :    If state tax withholding is voluntary in your state, you may request to have state taxes withheld from your transaction.

Backup Withholding

If (i) you fail to provide a correct taxpayer identification number or fail to certify that it is correct, (ii) you have under-reported dividend or interest income or (iii) you fail to certify that you are not subject to backup withholding, we are required by law to withhold 28% of all the distributions and redemption proceeds paid from your account. We are also required to begin backup withholding if instructed by the IRS to do so.

Buying a Dividend

If you buy shares just before a Fund makes a distribution, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as “buying a dividend.” For example, assume you bought shares of a Fund for $10.00 per share the day before the Fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and you would have to include the $0.25 dividend in your gross income for tax purposes.

Cost Basis Reporting

Mutual funds, or, if you purchase your shares through a financial intermediary, your financial intermediary, must report cost basis information to you and the IRS when you sell, redeem or exchange shares acquired, including through dividend reinvestment, on or after January 1, 2012 in your non-retirement accounts. The cost basis regulations do not affect retirement accounts, money market funds and shares acquired before January 1, 2012. The cost basis regulations also require mutual funds or a financial intermediary, as applicable, to report whether a gain or loss is short-term (shares held one year or less) or long-term (shares held more than one year) for all shares acquired on or after January 1, 2012 that are subsequently sold, redeemed or exchanged. The transfer agent, BFDS, is not required to report cost basis information on shares acquired before January 1, 2012. However, if the data is available in our system it will be provided to you on your tax form. If it is not available you may call 800-258-3030 to request your year-end statements which you may use to calculate your cost basis.

The Funds’ default cost basis accounting method is average cost for all shares purchased on or after January 1, 2012. If you do not choose a different cost basis accounting method, you will receive average cost. An explanation of the cost basis regulations and different accounting methods available can be found at the transfer agent sponsored website, 1costbasissolution.com.

This information is only a brief summary of certain federal income tax information about your investment in a Fund. The investment may have state, local or foreign tax consequences, and you should consult your tax adviser about the effect of your investment in a Fund in your particular situation. Additional tax information can be found in the SAI.

42	Fund Details

Financial Highlights

Daily Income Fund

The financial highlights table is intended to help you understand a Fund’s financial performance for the periods indicated below. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended December 31 has been audited by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the annual report. The information for the period ended June 30, 2016 has not been audited by PricewaterhouseCoopers LLP. If you would like to receive a copy of the latest annual report which includes complete financials and footnotes, please call 800.258.3030.

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
For a Share Outstanding Throughout Each Period			2015		2014		2013		2012		2011
Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from investment operations
Net investment income	—	(a,b,c)	—	(a,b,c)	—	(a,b,c)	—	(a,b,c)	—	(a,b,c)	—	(a,b,c)
Net realized and unrealized gain (loss) on investments	—		—		—		—		—		—
Total from investment operations	—		—		—		—		—		—
Distributions
Net investment income	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Net realized gain	—		—		—		—		—		—
Total distributions	—		—		—		—		—		—
Redemption fee (d)	—		—		—		—		—		—
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total Return	0.01	%(f)	0.01%		0.01%		0.01%		0.01%		0.01%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$186,915		$193,156		$196,771		$212,308		$208,527		$195,173
Ratio of net investment income to average net assets	0.00%	(a,c,e,g)	0.00%	(a,c,e)	0.00%	(a,c,e)	0.00%	(a,c,e)	0.00%	(a,c,e)	0.01%	(a,c)
Ratio of gross expenses before voluntary expense limitation to average net assets	0.69%	(g)	0.68%		0.66%		0.66%		0.67%		0.68%
Ratio of expenses to average net assets	0.38%	(a,c,g)	0.14%	(a,c)	0.09%	(a,c)	0.11%	(a,c)	0.15%	(a,c)	0.14%	(a,c)

(a)	Excludes excess investment management fees and other expenses voluntarily waived and reimbursed by RE Advisers.

(b)	Less than $0.01 per share.

(c)	On January 27, 2009, RE Advisers voluntarily and temporarily reduced the amount of the expense limitation from 0.80% to 0.50%. Additionally, effective August 14, 2009, RE Advisers agreed to further waive fees or reimburse expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield. The temporary waiver continued throughout 2011, 2012, 2013, 2014, 2015 and through the date of this report.

(d)	The Daily Income Fund does not charge a redemption fee.

(e)	Less than 0.01%.

(f)	Aggregate total return for the period.

(g)	Annualized.

Financial Highlights	43

Financial Highlights

Short-Term Government Securities Fund

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
For a Share Outstanding Throughout Each Period			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$5.18		$5.20	$5.19	$5.28	$5.27	$5.26
Income from investment operations
Net investment income	0.02		0.04	0.05	0.05	0.06	0.09
Net realized and unrealized gain (loss) on investments	0.06		(0.02)	0.01	(0.09)	0.02	0.01
Total from investment operations	0.08		0.02	0.06	(0.04)	0.08	0.10
Distributions
Net investment income	(0.02)		(0.04)	(0.05)	(0.05)	(0.06)	(0.09)
Net realized gain	—		— (a)	— (a)	— (a)	(0.01)	— (a)
Total distributions	(0.02)		(0.04)	(0.05)	(0.05)	(0.07)	(0.09)
Redemption fee (b)	—		—	—	—	—	—
Net Asset Value, End of Period	$5.24		$5.18	$5.20	$5.19	$5.28	$5.27

Total Return	1.54	%(c)	0.46%	1.16%	-0.72%	1.50%	2.03%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$74,842		$73,048	$76,661	$86,131	$94,130	$84,559
Ratio of net investment income to average net assets	0.75%	(d)	0.84%	0.95%	0.96%	1.19%	1.76%
Ratio of expenses to average net assets	0.77%	(d)	0.77%	0.71%	0.69%	0.69%	0.71%
Portfolio turnover rate	9%		32%	20%	20%	36%	32%

(a)	Less than $0.01 per share.

(b)	The Short-Term Government Securities Fund does not charge a redemption fee.

(c)	Aggregate total return for the period.

(d)	Annualized.

44	Financial Highlights

Financial Highlights

Short-Term Bond Fund

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
For a Share Outstanding Throughout Each Period			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$5.18		$5.23	$5.22	$5.22	$5.12	$5.19
Income from investment operations
Net investment income	0.04		0.07	0.07	0.08	0.13	0.17
Net realized and unrealized gain (loss) on investments	0.05		(0.05)	0.01	— (a)	0.10	(0.07)
Total from investment operations	0.09		0.02	0.08	0.08	0.23	0.10
Distributions
Net investment income	(0.04)		(0.07)	(0.07)	(0.08)	(0.13)	(0.17)
Net realized gain	—		—	—	—	—	—
Total distributions	(0.04)		(0.07)	(0.07)	(0.08)	(0.13)	(0.17)
Redemption fee (b)	—		—	—	—	—	—
Net Asset Value, End of Period	$5.23		$5.18	$5.23	$5.22	$5.22	$5.12

Total Return	1.73	%(c)	0.43%	1.56%	1.64%	4.58%	1.90%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$544,115		$542,251	$571,695	$536,303	$426,481	$374,557
Ratio of net investment income to average net assets	1.51%	(d)	1.38%	1.35%	1.61%	2.53%	3.22%
Ratio of expenses to average net assets	0.74%	(d)	0.74%	0.73%	0.74%	0.76%	0.77%
Portfolio turnover rate	17%		20%	26%	32%	44%	31%

(a)	Less than $0.01 per share.

(b)	The Short-Term Bond Fund does not charge a redemption fee.

(c)	Aggregate total return for the period.

(d)	Annualized.

Financial Highlights	45

Financial Highlights

Stock Index Fund

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
For a Share Outstanding Throughout Each Period			2015	2014	2013		2012	2011
Net Asset Value, Beginning of Year	$15.20		$15.33	$13.74	$10.57		$9.32	$9.31
Income from investment operations
Net investment income	0.12		0.25	0.22	0.18		0.18	0.14
Net realized and unrealized gain (loss) on investments	0.42		(0.13)	1.59	3.17		1.25	0.01
Total from investment operations	0.54		0.12	1.81	3.35		1.43	0.15
Distributions
Net investment income	—	(a)	(0.25)	(0.22)	(0.18)		(0.18)	(0.14)
Net realized gain	—		—	—	—		—	—
Total distributions	—	(a)	(0.25)	(0.22)	(0.18)		(0.18)	(0.14)
Redemption fee	—		—	—	—	(a,b)	—	— (a)
Net Asset Value, End of Period	$15.74		$15.20	$15.33	$13.74		$10.57	$9.32

Total Return	3.55	%(c)	0.79%	13.15%	31.72%		15.30%	1.65%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$117,935		$114,436	$116,163	$103,260		$71,514	$61,844
Ratio of net investment income to average net assets	1.65%	(d)	1.49%	1.49%	1.55%		1.74%	1.52%
Ratio of expenses to average net assets	0.54%	(d)	0.54%	0.54%	0.56%		0.60%	0.61%
Portfolio turnover rate	N/A		N/A	N/A	N/A		N/A	N/A

(a)	Less than $0.01 per share.

(b)	Effective May 1, 2013, the redemption fee was eliminated.

(c)	Aggregate total return for the period.

(d)	Annualized.

46	Financial Highlights

Financial Highlights

Value Fund

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
For a Share Outstanding Throughout Each Period			2015	2014	2013		2012	2011
Net Asset Value, Beginning of Year	$46.77		$50.79	$45.46	$34.09		$30.71	$30.70
Income from investment operations
Net investment income	0.45		0.94	0.78	0.76		0.71	0.50
Net realized and unrealized gain (loss) on investments	1.41		(1.59)	5.41	11.37		3.38	— (b)
Total from investment operations	1.86		(0.65)	6.19	12.13		4.09	0.50
Distributions
Net investment income	(0.45)		(0.94)	(0.78)	(0.76)		(0.71)	(0.49)
Net realized gain	—		(2.43)	(0.08)	—		—	—
Total distributions	(0.45)		(3.37)	(0.86)	(0.76)		(0.71)	(0.49)
Redemption fee	—		—	—	—	(a,b)	— (b)	— (b)
Net Asset Value, End of Period	$48.18		$46.77	$50.79	$45.46		$34.09	$30.71

Total Return	3.99	%(c)	-1.28%	13.66%	35.74%		13.38%	1.60%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$916,642		$899,158	$938,857	$816,471		$600,544	$540,772
Ratio of net investment income to average net assets	1.92%	(d)	1.85%	1.64%	1.86%		2.13%	1.59%
Ratio of expenses to average net assets	0.61%	(d)	0.59%	0.61%	0.64%		0.68%	0.70%
Portfolio turnover rate	7%		8%	2%	2%		2%	6%

(a)	Effective May 1, 2013, the redemption fee was eliminated.

(b)	Less than $0.01 per share.

(c)	Aggregate total return for the period.

(d)	Annualized.

Financial Highlights	47

Financial Highlights

Growth Fund

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
For a Share Outstanding Throughout Each Period			2015	2014	2013		2012		2011
Net Asset Value, Beginning of Year	$8.00		$7.79	$7.92	$5.71		$5.17		$5.80
Income from investment operations
Net investment loss	—		—	—	—		—	(b)	(0.01)
Net realized and unrealized gain (loss) on investments	(0.52)		0.73	0.66	2.48		0.91		(0.11)
Total from investment operations	(0.52)		0.73	0.66	2.48		0.91		(0.12)
Distributions
Net investment income	—		—	—	—		—	(b)	—
Net realized gain	(0.09)		(0.52)	(0.79)	(0.27)		(0.37)		(0.51)
Total distributions	(0.09)		(0.52)	(0.79)	(0.27)		(0.37)		(0.51)
Redemption fee	—		—	—	—	(a,b)	—	(b)	— (b)
Net Asset Value, End of Period	$7.39		$8.00	$7.79	$7.92		$5.71		$5.17

Total Return	-6.51	%(d)	9.43%	8.38%	43.40%		17.57%		-2.09%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$109,397		$114,329	$93,717	$75,027		$41,836		$32,434
Ratio of net investment income (loss) to average net assets	(0.10)%	(c,e)	(0.32)%	(0.32)% (c)	(0.32)%	(c)	0.00%	(c)	(0.19)% (c)
Ratio of gross expenses before expense limitation to average net assets	0.99%	(e)	0.95%	0.97%	1.04%		1.11%		1.14%
Ratio of expenses to average net assets	0.95%	(c,e)	0.95%	0.95% (c)	0.95%	(c)	0.95%	(c)	0.95% (c)
Portfolio turnover rate	20%		40%	49%	39%		51%		67%

(a)	Effective May 1, 2013, the redemption fee was eliminated.

(b)	Less than $0.01 per share.

(c)	Excludes expenses in excess of a 0.95% contractual expense limitation with RE Advisers, in effect through April 30, 2018.

(d)	Aggregate total return for the period.

(e)	Annualized.

48	Financial Highlights

Financial Highlights

Small-Company Stock Fund

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
For a Share Outstanding Throughout Each Period			2015	2014	2013		2012	2011
Net Asset Value, Beginning of Year	$35.45		$39.28	$36.86	$27.10		$22.89	$22.79
Income from investment operations
Net investment income (loss)	0.06		0.15	0.14	0.12		0.22	0.03
Net realized and unrealized gain (loss) on investments	1.10		(2.19)	2.80	9.79		4.27	0.10
Total from investment operations	1.16		(2.04)	2.94	9.91		4.49	0.13
Distributions
Net investment income	—		(0.15)	(0.14)	(0.12)		(0.22)	(0.03)
Net realized gain	—		(1.64)	(0.38)	(0.03)		(0.06)	—
Total distributions	—		(1.79)	(0.52)	(0.15)		(0.28)	(0.03)
Redemption fee	—		—	—	—	(a,b)	— (b)	— (b)
Net Asset Value, End of Period	$36.61		$35.45	$39.28	$36.86		$27.10	$22.89

Total Return	3.27	%(c)	-5.18%	7.97%	36.58%		19.63%	0.58%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$1,270,542		$1,211,351	$1,059,800	$845,057		$390,373	$190,426
Ratio of net investment income to average net assets	0.35%	(d)	0.43%	0.38%	0.44%		1.05%	0.17%
Ratio of expenses to average net assets	0.86%	(d)	0.86%	0.89%	0.91%		1.00%	1.06%
Portfolio turnover rate	7%		16%	3%	1%		1%	2%

(a)	Effective May 1, 2013, the redemption fee was eliminated.

(b)	Less than $0.01 per share.

(c)	Aggregate total return for the period.

(d)	Annualized.

Financial Highlights	49

Financial Highlights

International Equity Fund (formerly the International Value Fund)

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
For a Share Outstanding Throughout Each Period			2015	2014	2013		2012	2011
Net Asset Value, Beginning of Year	$6.44		$7.17	$8.13	$6.70		$5.96	$7.57
Income from investment operations
Net investment income	0.08		0.47	0.24	0.14		0.16	0.16(b	)
Net realized and unrealized gain (loss) on investments	0.12		(0.72)	(0.96)	1.43		0.87	(1.40)
Total from investment operations	0.20		(0.25)	(0.72)	1.57		1.03	(1.24)
Distributions
Net investment income	—		(0.48)	(0.24)	(0.14)		(0.16)	(0.27	)(c)
Net realized gain	—		—	—	—		—	—
Return of capital	—		—	—	—		(0.13)	(0.10	)(c)
Total distributions	—		(0.48)	(0.24)	(0.14)		(0.29)	(0.37)
Redemption fee	—		—	—	—	(d,e)	— (e)	—	(e)
Net Asset Value, End of Period	$6.64		$6.44	$7.17	$8.13		$6.70	$5.96

Total Return	3.11	%(f)	-3.48%	-8.90%	23.44%		17.41%	-16.55%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$53,759		$53,144	$207,774	$215,048		$169,382	$144,421
Ratio of net investment income to average net assets	2.39%	(a,b,g)	1.87% (a)	3.04%	1.95%		2.47%	2.44%	(b)
Ratio of gross expenses before voluntary expense limitation to average net assets	1.47%		1.01%	0.97%	0.96%		0.99%	1.00%
Ratio of expenses to average net assets	0.96%	(a,b,g)	0.87% (a)	0.97%	0.96%		0.99%	0.99%	(b)
Portfolio turnover rate	100%		62%	24%	19%		23%	34%

(a)	RE Adviser waived additional management fees equal to the difference between the fee that would have been paid to the previous subadvisor Mercator Asset Management, L.P., the Fund’s subadvisor prior to September 7, 2015, and the fee paid to SSgA Funds Management, Inc., beginning September 7, 2015, the date SSgA Funds Management, Inc. began as subadvisor until January 15, 2016, the date in which Harding Loevner LP began as subadvisor.

(b)	Excludes expenses in excess of a 0.99% contractual expense limitation with RE Advisers, in effect through April 30, 2018.

(c)	Revised to reflect distributions from return of capital per share which were previously reported as distributions from net investment income per share. Previously reported amounts were distributions from net investment income per share of $0.37. This revision did not impact net assets, total distributions or total return.

(d)	Effective May 1, 2013, the redemption fee was eliminated.

(e)	Less than $0.01 per share.

(f)	Aggregate total return for the period.

(g)	Annualized.

50	Financial Highlights

Account Transactions

Investing Directly with Homestead Funds

You pay no commissions when you buy, sell or exchange shares directly from Homestead Funds.

The following instructions apply to individual and joint non-retirement accounts and IRAs. If you are a participant in an employer-sponsored 401(k) or 457 deferred compensation plan, ask your plan administrator for transaction instructions. If you have a corporate, trust or custodial account, we may need additional information before we can process your transactions. Please call us for any special instructions.

Who May Buy Shares

Homestead Funds’ shares currently are offered for sale in all 50 states, the District of Columbia and all U.S. territories to U.S. residents. If you are a U.S. resident who opens an account while living in any of the aforementioned places, and then move to another place where shares of Homestead Funds are not offered for sale, subject to certain restrictions, you may continue to purchase shares for your account and open new Homestead Funds accounts so long as your funds are drawn from a U.S. bank.

Anti-money Laundering Program

The USA PATRIOT Act requires mutual funds, such as Homestead Funds, to establish compliance programs that are reasonably designed to prevent the mutual fund from being used for money laundering or the financing of terrorist activities. As part of Homestead Funds’ anti-money laundering program and in accordance with the USA PATRIOT Act, we will take steps to confirm your identity when we receive your account application. We may ask you to provide documents to establish your identity, such as your Social Security card or your driver’s license. You must provide us with your name, a physical address of residence in the United States (not a P.O. Box), a valid Social Security or Taxpayer Identification Number (“TIN”), and your date of birth.

When you open an account for an entity, we will ask you for the name of the entity, its principal place of business and TIN. We may ask you to provide information on persons with authority or control over the account, such as name, residential address, date of birth and Social Security Number. We also may ask you to provide documents such as a corporate resolution, trust instruments or partnership agreements and other information that will help us identify the entity.

As discussed above, foreign investors may not purchase Homestead Funds.

If we cannot verify your identity or if we determine that you are not a valid U.S. resident, your account may be restricted or closed using the current day’s share price. As discussed below under “ACCEPTABLE FORMS OF PAYMENT,” we cannot accept any forms of payment where the investor is not clearly identified.

How to Buy Shares

You may buy shares by mail or phone, through an automatic investment plan or a financial intermediary, as explained in the following sections.

You may send your investment in the form of a personal check or a business check (if investing in an account registered to that business entity) made payable directly to Homestead Funds or by Fedwire or ACH transfer. All funds must be drawn from an account held at a U.S. financial institution. If you authorize your bank to send us a Fedwire, money is immediately transferred from your bank account and will typically be deposited in your Fund account on that or the next business day. An ACH transfer usually takes two to three business days. See “Acceptable Forms of Payment” for more information on payment methods.

Initial Investment

For non-retirement accounts, there is a $500 minimum initial investment. For IRA accounts, there is a $200 minimum initial investment. Minimum investment amounts are waived for participants in the Automatic Investment Plan.

By Mail

Send a completed account application and a personal or business check (if investing in an account registered to that business entity) for the amount of your investment made payable to “Homestead Funds” to:

Homestead Funds

c/o BFDS

P.O. Box 219486

Kansas City, MO 64121-9486

By Phone

New investors must first complete an account application. On the day you expect to send your investment, call us at 800.258.3030 to confirm receipt of your account application and to get the information your bank will need in order to send a Fedwire or ACH transfer to your Fund account.

Through an Automatic Investment Plan

Complete an account application to authorize this service. Mail your completed account application to:

Homestead Funds

c/o BFDS

P.O. Box 219486

Kansas City, MO 64121-9486

See “Automatic Investment/Exchange/Redemption Plans” for more information on this service.

Subsequent Investment

No minimum investment amount.

Account Management and Services	51

Account Transactions (Continued)

By Mail

Send a personal or business check (if investing in an account registered to that business entity) payable to “Homestead Funds” to:

Homestead Funds

c/o BFDS

P.O. Box 219486

Kansas City, MO 64121-9486

Be sure to write your account number on the check and tell us which Funds you are investing in.

By Phone

Call us at 800.258.3030 to send money by Fedwire or ACH transfer. You need to have telephone transaction privileges and have current bank information on file with us to purchase shares by phone.

Online

Log on to your account at homesteadfunds.com. Online purchases are made by ACH transfer. You need to have telephone transaction privileges and have current bank information on file with us to purchase shares online. This service is not available for all account types.

How to Exchange Shares

An exchange is a redemption and subsequent purchase. For non-IRA investors, it is generally a taxable event.

By Mail

Send a letter to:

Homestead Funds

c/o BFDS

P.O. Box 219486

Kansas City, MO 64121-9486

Include the names of the Funds you’re exchanging from and to and the account numbers. Tell us the dollar amount, percentage of account or number of shares you wish to exchange. If you are exchanging shares between accounts registered in the names of different persons or different groups of persons, your signature may need to be guaranteed. See “Fund Pricing, Policies and Fees” for more information.

By Phone

Call us at 800.258.3030. You must have telephone exchange privileges. Telephone exchanges can be made only between identically-registered accounts.

Online

Log on to your account at homesteadfunds.com. To use this service, you must have telephone exchange privileges. Online exchanges can be made only between identically-registered accounts. This service is not available for all account types.

How to Sell Shares

You may sell shares by mail, phone, online or by check, or through a financial intermediary, as explained in the following section.

Redemption proceeds can be sent by check or deposited directly in your bank account. If you authorize us to send a Fedwire, money will typically be deposited in your bank account on the next business day. An ACH transfer usually takes two to three business days. We charge a nominal fee to send a Fedwire or to have redemption proceeds sent by overnight mail and no fee to send an ACH transfer. To the extent permitted under applicable SEC rules, a Fund may delay sending out redemption proceeds for up to seven days (generally only applies in cases of very large redemptions, excessive trading or during unusual market conditions). In case of emergencies, when trading on the NYSE is restricted, or as otherwise permitted by the SEC or applicable law, the Fund may suspend redemptions or postpone payment for more than seven days.

By Mail

Send a letter of instruction to:

Homestead Funds

c/o BFDS

P.O. Box 219486

Kansas City, MO 64121-9486

Include the name of the Fund you’re redeeming from and the account number. Tell us the dollar amount, percentage of your account or number of shares you wish to sell. For IRA accounts also indicate your date of birth and the portion of your redemption amount to be withheld for payment of federal income tax. If no amount is elected, we will automatically withhold 10% (excluding Roth IRA accounts). State income tax also may be withheld. See “FUND DETAILS—Additional Tax Information” for more details. If you are under age 59 1⁄2 and are redeeming from an IRA, please include a statement that you are aware the IRS may assess a penalty for premature distribution.

A signature guarantee is required if you are redeeming more than $50,000 in one day from any one Fund in any one account excluding tax withholding. Accounts registered to NRECA or any of its subsidiaries or related parties, including RE Advisers and RE Investment Corporation, and cooperative benefit plan accounts registered to NRECA member systems are exempt from this requirement. There are other special cases in which a signature guarantee may be required. See “Fund Pricing, Policies and Fees.”

By Phone

Call us at 800.258.3030. You must have telephone redemption privileges. To have proceeds sent by Fedwire or ACH transfer, you must also have current bank information on file with us. For any one Fund in any one account, redemptions are limited to $50,000 or less, excluding tax withholding, per day. For IRA accounts, telephone redemptions are only accepted if the

52	Account Management and Services

Account Transactions (Continued)

account owner is age 59  1⁄2 or older. Requests for premature distributions from IRA accounts must be made in writing.

Online

Log on to your account at homesteadfunds.com. To use this service, you must have telephone redemption privileges. To have proceeds sent by ACH transfer, you must also have current bank information on file with us. You may not make an online redemption from an IRA account. For any one Fund in any one account, redemptions are limited to $50,000 or less, excluding tax withholding, per day. This service is not available for all account types.

Redemption In Kind

Each Fund intends to pay all redemptions in cash. During any 90-day period for any one shareholder, a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets. Redemptions in excess of these limits may be paid wholly or partly by an in-kind distribution of securities. If this occurs, the securities will be selected by the Fund in its absolute discretion under procedures adopted by the Homestead Funds Board of Directors, and the redeeming shareholder or account will be responsible for disposing of the securities and bearing any associated costs and risks.

Securities received through in-kind redemptions are subject to market risk until they are sold, and their sale may incur brokerage fees, taxes and other fees.

By Check

Daily Income Fund shareholders, including IRA investors age 59  1⁄2 or older, may also write checks against their account. See “Checkwriting” for more information.

Acceptable Forms of Payment

Personal and Business Checks

Checks must be written in U.S. dollars, made payable directly to Homestead Funds and drawn on accounts held at U.S. financial institutions. Checks must have pre-printed name and address information. To protect the Funds from fraud, we do not accept third party checks, bank account starter checks or credit card convenience checks. As part of Homestead’s anti-money laundering program, we also do not accept certain other forms of payment where the investor is not clearly identified. These include cash or cash equivalents such as money orders, traveler’s checks and bearer bonds.

Fedwires and ACH Transfers

Money must be sent in U.S. dollars from accounts held at U.S. financial institutions. For ACH transfers and Fedwires, bank account information must be on file with us. Typically, shareholders provide this when they complete an account application.

Some banks use different wire instructions for Fedwires versus ACH transfers. If requesting a Fedwire, please check with your bank to ensure the bank instructions on file with Homestead Funds are correct.

Homestead Funds and its distributor, RE Investment Corporation, reserve the right to reject any purchase for any reason and to cancel any purchase due to nonpayment. If your purchase is canceled due to nonpayment or because your check does not clear (and, therefore, we are required to redeem your account), you will be responsible for any loss the Funds incur.

Determination of “Good Order”

Determination of “Good Order”—Purchases

To be considered in “good order” your transaction request must include all information required for processing. Please call 800.258.3030 to ensure you understand your transaction’s specific requirements.

Determination of “Good Order”—Other Transactions

For exchanges and redemptions, a request must include, among other things, the exact name in which the shares are registered, the account number, the number of shares, the dollar amount of shares or a percentage of shares to be redeemed or exchanged, and, for written requests, a signature matching the account registration, together with any other materials or information required by a Fund, the Fund’s transfer agent or any other agents duly appointed for that purpose.

Purchase Requirements

Purchases are not binding on Homestead Funds or its distributor and are not available for investment until they are received by the transfer agent in good order.

How We Handle Incomplete Instructions

If your instructions to buy, sell or exchange shares are not complete, we will try to contact you. If we don’t receive further instructions within a reasonable period of time, we will send a letter of explanation and return any checks.

Clearing Period for Purchases

If you instruct us to redeem shares recently purchased by personal or business check or ACH Transfer, your redemption payment will be held until your purchase has cleared. This usually takes no more than 10 days from our receipt of the purchase. Your transaction will be priced on the day the transfer agent receives your redemption request in “good order.”

Investing Through a Financial Intermediary

You may be able to purchase and sell shares of Homestead Funds through a financial intermediary. Financial intermediaries include broker-dealers, banks, financial institutions and their financial professionals. Your ability to

Account Management and Services	53

Account Transactions (Continued)

purchase, exchange, redeem and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include, without limitation:

•	minimum investment requirements

•	exchange policies

•	Fund choices

•	cutoff time for investments

•	trading restrictions

In addition, your financial intermediary may charge a commission for your investment or charge you a transaction fee for the purchase, sale or exchange of Fund shares. Those commissions or charges are retained by the financial intermediary and are not shared with Homestead Funds, RE Advisers or the Funds’ distributor, RE Investment Corporation. Copies of the Funds’ annual report, semi-annual report, prospectus, SAI and any proxy solicitation materials are available from your financial intermediary.

Contact your financial intermediary for a complete description of its fees, policies and procedures.

Homestead Funds and its distributor, RE Investment Corporation, have authorized certain financial intermediaries to accept orders on the Funds’ behalf. Homestead Funds has selling or service agreements with these financial intermediaries, requiring them to record the time investment orders are received and to comply with procedures relating to the transmission of orders. Orders must be received by the financial intermediary on a Fund’s behalf before the time the net asset value of that Fund is determined in order to receive that day’s share price. If those orders are transmitted to Homestead Funds and paid for in accordance with the agreement with the financial intermediary, they will be priced at the net asset value next determined after the orders are received in the form required by the financial intermediary.

54	Account Management and Services

Managing Your Account

Important Addresses and Phone Numbers

Send transaction instructions and account inquiries to:

Regular Mail

Homestead Funds

c/o BFDS

P.O. Box 219486

Kansas City, MO 64121-9486

Overnight Mail

Homestead Funds

c/o BFDS 330 W. 9th Street, 1st Floor

Kansas City, MO 64105-1514

Attention: Shareholder Services

Send requests for general Fund information and sales literature to:

Homestead Funds

4301 Wilson Boulevard, INV8-305

Arlington, VA 22203

Attention: Investments Division

To reach a Homestead Funds client service associate by phone, call:

800.258.3030

Our fax number is:

703.907.5606

Shareholders are responsible for confirming receipt. We can accept some, but not all, types of transaction requests sent by fax. We cannot accept any faxed transaction requests that require an original signature or a signature guarantee. Please call to confirm.

Homestead Funds’ website can be found at homesteadfunds.com.

24-hour, Automated Telephone Service

To hear a recording of the Funds’ most recent net asset values or to get account information, call 800.258.3030. Information is available 24 hours a day, seven days a week.

Days and Hours of Operation

You may buy, sell (redeem) or exchange shares on any business day, normally any day the NYSE is open for regular trading. The NYSE is closed on weekends and major holidays.

Client service associates are available on business days from 8:30 a.m. to 5:00 p.m., ET. If you’ve established telephone privileges, representatives can take your instructions to buy, sell or exchange shares over the phone. This service is not available for all account types. Please call to confirm. Transactions must be made before 4:00  p.m. ET to be priced at the Fund’s closing price on that business day.

Account Statements

Confirmation    We send a confirmation statement when you open an account, buy or sell shares, or perform account maintenance. Confirmations show the date of the transaction, number of shares involved and share price. Confirmations are not sent for transactions made as part of an automatic investment, exchange or redemption plan.

Account Statement    We send quarterly account statements. Your fourth-quarter statement lists activity for the entire year. Retain this document to assist you in preparing your tax return. In order to reduce the number of mailings we send, we combine all account activity related to the same primary Social Security Number onto one statement.

Statement Requests    If you misplace documents needed for tax preparation or other purposes, we can send copies. Please allow three weeks for delivery. Homestead Funds’ transfer agent may charge a fee to provide copies of account statements or research for years prior to 2004.

Fund Reports

Reports include a summary of the financial markets, an explanation of Fund strategy, performance, portfolio holdings and financial statements. The semi-annual report covers the six-month period ending June 30; the annual report covers the 12-month period ending December 31.

The Funds reduce the number of duplicate prospectuses and annual and semi-annual reports your household receives by sending only one copy of each to those addresses shared by two or more accounts. Call Homestead Funds at 800.258.3030 if you need additional copies of financial reports or prospectuses or if you do not want the mailing of these documents to be combined with those for other accounts at the same address.

Electronic Document Delivery

Shareholders can choose to receive some communications, including Fund reports, the prospectus and quarterly account statements, electronically instead of receiving hardcopy mailings of these documents. Electronic document delivery helps keep Fund expenses down by reducing printing and postage costs, and it is faster than postal delivery. Sign up for electronic document delivery online at homesteadfunds.com.

Original and Legal Documents

Due to privacy concerns, BFDS, Homestead Funds’ transfer agent generally does not return original and legal documents to you unless requested. A fee may apply for any such returned documents.

Telephone/Online Transaction Privileges

If you elect telephone transaction privileges, we can take your instructions to buy, exchange or sell shares over the phone (call

Account Management and Services	55

Managing Your Account (Continued)

800.258.3030) or online (at homesteadfunds.com). See “Account Transactions” for transaction instructions.

How to Authorize    Use the Account Application to authorize telephone and online transaction privileges. If you did not authorize these options when you established your account, you can add them later by completing an Account Services Form.

Daily Redemption Limit    Redemptions made by phone or online are limited to $50,000 or less, excluding tax withholding, per day from any one Fund in any one account. For redemptions of more than $50,000 in one day excluding tax withholding, a signature guarantee is required; therefore, you would need to send us your instructions by mail.

Busy Periods    We strive to answer calls promptly at all times. However, during periods of exceptionally high market volatility, you may have trouble reaching a client service associate by phone. If this occurs, please consider making transactions online, by fax or by sending your transaction instructions by overnight mail. See “Account Transactions” for more information.

Safeguards and Limits to Liability    Homestead Funds and BFDS, our transfer agent, have established procedures designed to protect you and the Funds from loss. We will take reasonable steps to confirm your identity before accepting your instructions, we will tape record your instructions and we will send a statement confirming your transaction. In light of these procedures, Homestead Funds will not be liable for following instructions we or our transfer agent reasonably believe to be genuine.

Automatic Investment/Exchange/Redemption Plans

To participate in any of these programs, complete an Automatic Transactions Sign-Up Form. Automatic purchases made by ACH transfer, exchanges and redemptions occur on or about the 20th day of each month. We cannot accommodate requests to process transactions on a different day.

Automatic Investment (By ACH Transfer)    You can invest automatically by having a set amount of money moved from your bank account to your Homestead Funds account. You determine the amount to transfer. Your bank must be located in the U.S. and must participate in the ACH network. Homestead Funds does not charge a fee for this service, but your bank might. Check with your bank before establishing this service.

Automatic Investment (By Payroll Deduction)    You can invest automatically by having money deducted from your paycheck, Social Security or other federal government check and directed to your Homestead Funds account. You determine the amount to invest. Money is invested when received from the sender, which usually is one or two business days after your paycheck is issued but will vary according to the transfer method. Check with your employer to be sure that they are able to accommodate payroll deduction plans before you establish this service.

Automatic Exchange    You can exchange shares of your Homestead Funds accounts automatically. You may elect an exchange frequency of either monthly or quarterly. There is a $25 minimum for automatic exchanges.

Automatic Redemption    You can redeem shares of your Homestead Funds accounts automatically and have the proceeds transferred to your bank account. You determine the amount to transfer. Your bank must be located in the U.S. and must participate in the ACH network. Homestead Funds does not charge a fee for this service, but your bank might. Check with your bank or financial intermediary before establishing this service.

For IRAs    If making automatic investments to an IRA, be sure your investments do not exceed your total annual IRA contribution limit. In most cases, in order to make automatic withdrawals from an IRA, you must be age 59  1⁄2 or older. Please contact us if you have special circumstances.

Checkwriting

Eligibility    Daily Income Fund shareholders can write checks against their Fund account. If your Daily Income Fund account is a retirement account, you can write checks only if you meet the IRA age requirement for distributions (59 1/2 or older). You may sign up for this service when you open your account or add it to an existing account by completing an Account Services Form.

Minimum Amount    Checks must be written for $100 or more. No taxes will be withheld from check amounts.

Ordering Checks    If you elect checkwriting on your account application and fund your account by check or wire, you receive your first book of checks automatically. To request additional checks, call 800.258.3030. There is a nominal charge for checkbooks. This charge is automatically deducted from your Daily Income Fund account.

Check Processing and Stop Payments    Checks are processed by our transfer agent, BFDS. To stop payment on a check, call 800.258.3030.

Checks Written Against Newly Opened Accounts    If you opened your account with a personal, corporate or government check, there is a clearing period of typically no more than 10 days. If you attempt to write a redemption check before your investment check has cleared, your redemption check will be returned for insufficient funds.

Insufficient Funds    If you write a check for an amount that exceeds your Daily Income Fund account balance, your check will be returned for insufficient funds. We will not automatically transfer money from other Homestead Funds accounts to cover your check.

56	Account Management and Services

Managing Your Account (Continued)

Types of Accounts

Account applications are available online at homesteadfunds.com or call us at 800.258.3030.

Regular Accounts    You may establish any of the following non-retirement account types: individual, joint, custodial (for UGMA/UTMA accounts), trust, corporate, partnership or other entity.

Retirement Accounts    You may open a Traditional or Roth IRA in any Homestead Fund. To request an IRA application, call 800.258.3030 or go to homesteadfunds.com.

Coverdell Education Savings Accounts    You may open an Education Savings Account (previously called an Education IRA) in any Homestead Fund.

Employer-Sponsored Plans    Your employer may offer Homestead Funds as investment options available to participants in a 401(k) or 457 deferred compensation plans. If your employer’s plan does not offer Homestead Funds, ask your plan administrator to call us at 800.258.3030.

Uncashed Check Policy

If a check remains uncashed on your account for more than 90 days we will send you a letter. If your check remains uncashed for more than 180 days, Homestead Funds will stop payment on the check and reinvest any amounts from dividends, capital gains, or distribution proceeds which you have chosen to receive by check into the same Fund and account number it was distributed from at the NAV (net asset value) on the day of the reinvestment. No interest will accrue on amounts represented by uncashed checks. When reinvested, those amounts are subject to the risk of loss like any Fund investments. Exceptions: we will not automatically reinvest uncashed checks that are outstanding on closed accounts, IRA accounts, and education savings accounts (ESA). For exempted accounts, checks that remain uncashed will eventually be sent to your state as abandoned property based upon your state’s escheatment laws and timeframes.

If any check remains uncashed for more than 180 days, your future dividends and capital gains distribution elections will be changed automatically to be reinvested in the Fund. In addition, your participation in an automatic withdrawal plan (AWP) will be terminated if a check resulting from the AWP remains uncashed for more than 180 days. Exceptions: we will not automatically change future dividends and capital gains distribution elections and stop AWP’s on accounts that may be subject to required minimum distributions (RMDs) such as Inherited IRA accounts for shareholders of all ages and Traditional IRA accounts for shareholders that are 70 1⁄2 or older.

Escheatment

Under certain circumstances specified by state law, Homestead Funds may be required to transfer your account assets to your state as abandoned property. This process is known as escheatment. If your assets are escheated you will need to contact your state treasurer’s office for information on how to claim your assets. The three circumstances that generally can trigger escheatment are listed below.

State Inactivity    Many states have “inactivity clauses” for financial account inactivity in which we are required to transfer your account assets to your state if you have not contacted us within a specified number of years. Generally, contact is defined as speaking with us directly, requesting a financial or non-financial transaction online or over the phone, or logging into your account online. Systematic transactions do not count as contact. IRA accounts for shareholders younger than age 70 1⁄2 are exempt from the state inactivity escheatment process. Please establish contact with Homestead Funds in one of the ways noted above at least once a year. Call 800.258.3030 or log into your account at homesteadfunds.com. Please be aware that in order to track contact by phone, we will need to obtain identifiable information from you when you call us to access your account. Individual states may have different requirements for contact. Check with your state of residence for specifics.

Returned Mail    If we receive any returned mail that we mailed to your address that we have on file, we will place a stop mail and stop purchase on your account and remove any systematic purchase agreements until you update your address with Homestead Funds. If a stop mail remains on your account for a specified amount of time based upon your state’s escheatment laws, we will be required to transfer your account assets to your state of residence.

Uncashed Checks    If the check remains uncashed on a closed account, IRA, or ESA account, the check amount will eventually be sent to your state as abandoned property based upon your state’s escheatment laws and timeframes.

UGMA/UTMA Age of Custodial Termination Policy

When the minor of a UGMA/UTMA account has reached the age of majority for custodial termination in the state of establishment (as listed in the account registration), financial transactions will not be permitted until the custodian has been removed from the account. The custodian may be removed by instructions received in good order from either the custodian or the former minor. You will be contacted in writing once we restrict financial transactions.

Account Management and Services	57

Fund Pricing, Policies and Fees

When Transactions Are Priced

Investments, exchanges and redemptions received in “good order” on business days before 4:00 p.m. ET are priced at the Fund’s net asset value as of the market’s close on that day. Transactions received at or after 4:00 p.m. ET will be priced at the Fund’s net asset value as of the market’s close on the next business day. Each Fund reserves the right to authorize certain financial intermediaries to accept orders to buy shares on its behalf. When financial intermediaries receive transaction instructions in “good order,” the order is considered as being placed with the Fund’s transfer agent, and shares will be bought at the next-determined net asset value per share, calculated after the order is received by the financial intermediary. We cannot accommodate requests to process transactions on a specified date.

How Fund Prices Are Determined

Each Fund’s net asset value per share is determined by adding the value of all securities, cash and other assets of the Fund, subtracting liabilities (including accrued expenses and dividends payable) and dividing the result by the total number of outstanding shares in the Fund.

When Calculated

Each Fund’s net asset value per share is calculated as of the close of regular trading on the NYSE (typically 4:00 p.m. ET). Net asset values per share normally are calculated every day the NYSE is open for regular trading. The NYSE is closed on weekends and major holidays.

Valuation Methodology (Daily Income Fund)

The Daily Income Fund’s net asset value is expected to be a stable $1.00 per share, although this value is not guaranteed. For purposes of calculating the Fund’s net asset value per share, portfolio securities are valued on the basis of amortized cost, which does not take into account unrealized gains or losses on the portfolio securities. Amortized cost valuation involves initially valuing a security at its cost, and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value of a security, as determined by amortized cost, may be higher or lower than the price the Daily Income Fund would receive if it sold the security.

Valuation Methodology (All Other Funds)

Funds other than the Daily Income Fund value their securities as follows.

Domestic equity securities and exchange traded funds for which market quotations are readily available are valued at the closing price as reported by an independent pricing service from the primary market in which such securities normally trade.

Foreign equity securities for which market quotations are readily available are valued at the closing price as reported by an independent pricing service from the primary market in which such securities are normally traded. An independent pricing service may be utilized to value foreign equity securities based on the impact of market events between the close of the foreign exchange and the time the net asset value is calculated.

The valuations for fixed-income securities, including corporate, government, municipal, mortgage-backed and asset-backed securities are typically the prices provided by independent third party pricing services, which may use market prices, broker/dealer quotations or a variety of valuation techniques and methodologies, such as benchmark yields, monthly payment information and issuer spreads. In the event an independent third party pricing service is unable to provide a security price, RE Advisers values the fixed-income security, using a matrix, model or other available market information. Pricing methodologies include, but are not limited to: estimates of securities fair values by independent parties, book value or a multiple thereof, multiple of earnings, yield to maturity, ratings, analytical data relating to the security, and the nature and duration of restrictions on disposition of the security. RE Advisers also will consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to: the type of security, issuer’s financial statements, cost at purchase, information regarding recent transactions with respect to the security, the nature and duration of restrictions on disposition of the security, the existence of merger proposals affecting the security, the price of public trading in similar securities of the issuer or comparable companies, news events, analyst reports or government actions, corporate action, and the forces that influence the market in which the security is traded. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of RE Advisers, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would impact a security’s valuation, the security will be fair valued as determined in good faith by RE Advisers based on the Valuation Procedures approved by the Board of Directors of the Funds. Examples of additional considerations for a significant event include: nature and duration of the event and the forces influencing the operation of the financial markets; factors that preceded the event; whether the event is likely to reoccur; and whether the event affects the entire market, region or country. As fair valuation determinations involve a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

Registered investment company shares (other than money market fund shares) are valued at the net asset value determined by the registered investment company after the close of the NYSE. The money market funds that the Funds invest in value their shares using an amortized cost methodology, which seeks to maintain a share price of $1.00.

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Fund Pricing, Policies and Fees (Continued)

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of RE Advisers, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would impact a security’s fair valuation, the security will be priced at fair value by RE Advisers as determined in good faith pursuant to procedures approved by the Funds’ Board of Directors. The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and therefore, is subject to the risk that the value that is assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security were readily available.

The net asset value of the Stock Index Fund is the net asset value of the Master Portfolio, minus the expenses of the Stock Index Fund. The prospectus for the Master Portfolio explains the circumstances under which it will use fair value pricing and the effects of using fair value pricing. The prospectus may be viewed on line using the EDGAR database on the SEC’s website at sec.gov.

Signature Authentication

This section describes Homestead Funds’ Medallion Stamp Signature Guarantee and notary policies. If investing through a financial intermediary, these terms do not apply. Please refer instead to the policies established by your financial intermediary.

For some transactions (financial and non-financial), we require proof that your signature authorizing a transaction is authentic. This verification can be provided by either a notary (for non-financial transactions) or a Medallion Stamp Signature Guarantee (for financial transactions). The Medallion Stamp Signature Guarantee can be obtained from any eligible guarantor, including banks, broker/dealers and credit unions. Please check with your guarantor to determine what documentation it requires to provide the Stamp. Documents must be signed by all account owners, and all signatures must be authenticated. Each account owner will need to sign in front of the representative issuing the authentication.

Homestead Funds may require a notary or a Medallion Stamp Signature Guarantee in circumstances other than those referenced below. Please contact us if you have a question as to whether your transaction requires a notary or Medallion Stamp Signature Guarantee.

Accounts registered to or transferred to NRECA or any of its subsidiaries or related parties, including RE Advisers and RE Investment Corporation, are exempt from this requirement.

Non-Financial Transactions

For some types of non-financial transactions, we require your signature to be notarized. Examples include:

• Changing your name.

•	Changing or adding to the bank account information we have on file. Exception: A Medallion Stamp Signature Guarantee is required if requesting a purchase/distribution from/to the bank account on the same day.

•	Changing or removing the custodian on an UGMA/UTMA account. The former minor may request the removal of the custodian once the former minor has reached the age of majority for custodial termination.

•	Changing or removing the responsible individual on an Education Savings Account or minor IRA. The former minor may request the removal of the responsible individual once the former minor has reached the age of majority in the state of residency.

Financial Transactions

Medallion Stamp Signature Guarantees are required for some types of financial transactions, as noted below. We will not accept a guarantee from a notary in lieu of a Medallion Stamp because notaries do not compensate you or Homestead Funds in case of fraud.

Examples include when you:

•	Send written instructions to redeem amounts of more than $50,000 in one day from any one Fund in any one account, excluding tax withholding.

•	Instruct us to send redemption proceeds or Fund distributions to an address other than your address of record or to a bank account other than your bank account of record.

•	Instruct us to make a redemption check payable to someone other than the account owner of record.

•	Request a redemption with proceeds to be sent by check within 30 days of having made an address change.

•	Instruct us to change your address and in the same letter of instruction request a redemption with proceeds to be sent by check to the new address.

•	Instruct us to add or change bank account information and request a redemption to the new bank account information on the same day.

•	Instruct us to exchange shares between differently registered accounts, except for the following types of exchanges:

–	Distribution from an IRA account exchanged to another eligible account registered to the same Social Security Number.

–	Distribution from an IRA account exchanged to a joint account that includes the IRA owner within the registration.

–	Redemptions from regular individual or joint accounts exchanged to IRA accounts (Traditional or Roth) when the same Social Security Number is on file.

•	Instruct us to transfer fiduciary assets from Homestead Funds to another custodian if the amount to be transferred is more than $250,000. We do not require a signature guarantee if

Account Management and Services	59

Fund Pricing, Policies and Fees (Continued)

transferring assets to Homestead Funds; however, the releasing custodian may require one.

•	Change your account registration (for example, from a jointly registered account to an individually registered account).

•	Ask us to transfer non-retirement account assets directly to another institution or individual (for example, if you are giving a gift of shares).

Medallion Stamp Signature Guarantees: When Needed for Cooperative Benefit Plan Accounts Registered to NRECA Member Systems

A Medallion Stamp Signature Guarantee is required when you:

•	Instruct us to send redemption proceeds or Fund distributions to an address other than the address of record or to a bank account other than the bank account of record (unless sending to NRECA).

•	Request a redemption with proceeds to be sent by check within 30 days of having made an address change.

•	Request a transfer of assets over $250,000 to another institution.

Minimum Account Size

This section describes Homestead Funds’ minimum account requirements. If investing through a financial intermediary, these terms do not apply. Please refer instead to the policies established by your financial intermediary.

Due to the relatively high cost of maintaining small accounts, Homestead Funds reserves the right to close your account if the value of the account falls below $500 ($200 for IRA and ESA accounts) as the result of redemptions, or if you elect to participate in the automatic investment plan and stop making investments before the account reaches this minimum amount. Before closing your account, we will notify you in writing and give you 60 days to bring your account balance to at least the minimum required amount.

Market Timing Policies and Procedures

Frequent trading of Fund shares increases the Funds’ administrative expenses. It also may interfere with efficient Fund management and increase the costs associated with trading securities held in the Funds’ portfolios. Under certain circumstances, frequent trading also may dilute the returns earned by the Funds’ other shareholders.

Homestead Funds discourages short-term trading, and the Funds’ Board of Directors has adopted policies and procedures intended to deter frequent trading of shares. These policies and procedures are designed to protect shareholders by limiting frequent short-term trading of Fund shares. Pursuant to the procedures, Homestead Funds monitors trading activity in the Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund and International Equity Fund. If a shareholder makes three changes of direction within 30 days in one of these Funds, Homestead Funds reserves the right to block purchases in the identified Fund/account for 60 days. A change of direction is characterized as a “purchase followed by a sell” or a “sell followed by a purchase.” Notification of a violation will be provided to the shareholder (however, shareholder notification is not required to block purchases in the account). If Homestead Funds determines that excessive trading is occurring outside of the parameters, it reserves the right to treat the transactions as a violation and apply the Fund/account purchase block as outlined above.

This policy does not apply to transactions into and out of the Daily Income Fund, Short-Term Government Securities Fund and Short-Term Bond Fund. However, for the purposes of determining changes in direction in equity funds, exchanges to and from the Daily Income Fund, Short-Term Government Securities Fund and Short-Term Bond Fund do count.

Also, this policy does not apply to transactions that are a result of:

•	Reinvestment of Fund distributions (dividends and capital gains).

•	Automated investment, exchange or withdrawal plans.

•	Corrections.

•	Death or disability.

•	Required minimum distributions.

•	Automatic rebalances.

•	Termination distributions, involuntary distributions, loans and excess contributions from defined contribution plans.

•	Divorce or Qualified Domestic Relations Orders (“QDROs”) and related plan fees.

Fund-of-funds, WRAP accounts and similarly managed, adviser controlled programs generally are excluded from this policy. However, the Funds will monitor aggregate trading activity in these account types to identify potential activity that may involve market timing and reserve the right to revoke any exemption at any time.

Financial intermediaries that offer Fund shares, such as broker-dealers, third party administrators of retirement plans and trust companies, will be asked to enforce the Funds’ policies to discourage short-term trading and market timing by investors. However, certain intermediaries that offer Fund shares have informed the Funds that they are currently unable to enforce the Funds’ policies on an automated basis. In those instances, the Funds will monitor trading activity of the intermediary to detect potential patterns of activity that indicate frequent trading or market timing by underlying investors. In some cases, intermediaries that offer Fund shares have their own policies to deter frequent trading and market timing that differ from the Funds’ policies. The Funds may defer to an intermediary’s policies if Fund management determines that the intermediary’s policies meet the same objectives as the Funds’ policies.

60	Account Management and Services

Fund Pricing, Policies and Fees (Continued)

These measures should effectively deter excessive short-term trading; however, the Funds cannot completely prevent market-timing activity. There is no guarantee that shareholders will not attempt to use the Funds as market-timing vehicles.

The Funds reserve the right to modify these policies and procedures at any time without advance notice to shareholders. In addition, the Funds reserve the right to reject any investment or exchange request at any time for any reason.

IRA and Education Savings Account Annual Maintenance Fee

The custodian of your Homestead Funds’ IRA and Education Savings Accounts (“ESAs”) charges a nominal account maintenance fee. The charge automatically is deducted from your account in the fourth quarter of each year or, if you close your account, at the time of redemption. If you choose to pay your annual maintenance fee with a check and we receive it after the date fees are automatically deducted, we will apply it to the following year.

A fee is collected for each IRA or ESA account, as distinguished by account type (Traditional IRA, Roth IRA or ESA) and Social Security Number. For example, if you have both a Traditional IRA and a Roth IRA account, each would be charged a fee; but only one fee would be collected for each account, regardless of the number of Funds held in each account.

Account Management and Services	61

Homestead Privacy Policy

Revised March 2014

FACTS	What Does Homestead Funds Do With Your Personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number

•income

•account balances

•transaction history

•investment experience

•risk tolerance

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Homestead Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Homestead Funds share?	Can you limit this sharing?
For our everyday business purposes—such as to process your transactions, maintain your account(s), respond to court orders and legal investigations or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	No
For our affiliates’ everyday business purposes—information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes—information about your creditworthiness	No	No
For our affiliates to market to you—such as to make you aware of products you may be interested in.	Yes	Yes
For nonaffiliates to market to you	No	No

To limit our sharing

Call 800.258.3030—our menu will prompt you through your choice(s). Representatives are available on weekdays from 8:30 a.m. to 5:00 p.m. ET.

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at anytime to limit our sharing.

Questions?

Call 800.258.3030 or go to homesteadfunds.com.

62	Policy Policy

Homestead Privacy Policy  |  Revised March 2014 (Continued)

Who we are

Who is providing this notice?	Homestead Funds, Inc.

What we do
How does Homestead Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.
These measures include computer safeguards and secured
files and buildings, as well as confidentiality agreements with companies we hire to help us provide services to you.
How does Homestead Funds collect my personal information?

We collect your personal information, for example, when you

•open an account

•buy securities from us

•give us your income information

•provide account information

•give us your contact information

We do not collect personal information from others.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes –
information about your creditworthiness

•affiliates from using information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional
rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account.

Definitions
Affiliates

Companies related by common ownership or control. They can
be financial and nonfinancial companies.

Our affiliates include financial companies and nonfinancial
companies, such as:

•RE Advisers Corporation

•RE Investment Corporation

•National Rural Electric Cooperative Association

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. The nonaffiliates we share with can include the Funds’ custodian and transfer agent.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. Homestead Funds, Inc. doesn’t jointly market.

Privacy Policy	63

For More Information

The Statement of Additional Information (“SAI”) provides more detailed information about the Funds, and is incorporated by reference into this prospectus.

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.

The SAI and the Funds’ annual and semi-annual reports are available, without charge, upon request. To request these documents, to ask general questions about the Funds or to make shareholder inquiries, call 800.258.3030. The Funds’ SAI and annual and semi-annual reports also are available online at homesteadfunds.com. The Funds’ SAI and annual and semi-annual reports may also be available from financial intermediaries through which shares of the Funds may be purchased or sold.

You can review and copy information about the Funds (including this prospectus, the SAI and the annual and semi-annual reports) at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the Commission at 202.551.8090 or 800.SEC.0330. Reports and other information about the Funds also are available in the EDGAR Database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov. You also can obtain copies of this information by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Electronic Document Delivery

Shareholders can choose to receive some communications, including the annual and semi-annual reports, the prospectus and quarterly account statements, electronically instead of receiving hardcopy mailings of these documents. Electronic document delivery helps keep Fund expenses down by reducing printing and postage costs and it is faster than postal delivery. Sign up for electronic document delivery online at homesteadfunds.com.

For purposes of any electronic version of this prospectus, all references to websites, or universal resource locators (“URLs”), are intended to be inactive and are not meant to incorporate the contents of any website into this prospectus.

homesteadfunds.com  |  800.258.3030  |  4301 Wilson Boulevard  |  Arlington, VA  |  22203

Investment Company Act File No. 811-06136

00171978

HOMESTEAD FUNDS, INC.

4301 Wilson Boulevard Arlington, VA 22203

Daily Income Fund (HDIXX)

Short-Term Government Securities Fund (HOSGX)

Short-Term Bond Fund (HOSBX)

Stock Index Fund (HSTIX)

Value Fund (HOVLX)

Growth Fund (HNASX)

Small-Company Stock Fund (HSCSX)

International Equity Fund (HISIX)

STATEMENT OF ADDITIONAL INFORMATION

September 9, 2016

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the prospectus for Homestead Funds, Inc. (“Homestead Funds”) dated September 9, 2016, which may be obtained by contacting Homestead Funds at 800.258.3030 or downloaded from the website at homesteadfunds.com. The audited financial statements included in Homestead Funds’ most recent annual report and unaudited financial statements included in Homestead Funds’ most recent semi-annual report are incorporated by reference into this SAI and may be obtained by calling the toll free number above or visiting the website.

GENERAL INFORMATION AND HISTORY

Homestead Funds is a Maryland corporation organized on June 29, 1990, and registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act” or “Investment Company Act”) as an open-end management investment company, commonly known as a “mutual fund.”

Homestead Funds currently consists of eight portfolios, the Daily Income Fund, the Short-Term Government Securities Fund, the Short-Term Bond Fund, the Stock Index Fund, the Value Fund, the Growth Fund, the Small-Company Stock Fund and the International Equity Fund, each of which represents a separate series of capital stock in Homestead Funds having different investment objectives, strategies, policies and restrictions. All of the portfolios except the Growth Fund are diversified for purposes of the 1940 Act. Throughout this SAI, the portfolios are referred to individually as a “Fund” and collectively as the “Funds.” The Stock Index Fund also is referred to as the “Index Fund.”

The International Equity Fund was formerly known as the International Value Fund. The Fund’s name was changed in January 2016.

All of the Funds, except the Stock Index Fund, are advised and managed by RE Advisers Corporation (“RE Advisers”), which is responsible for the Funds’ day-to-day operations and the investment of each Fund’s assets. RE Advisers is an indirect, wholly-owned subsidiary of the National Rural Electric Cooperative Association (“NRECA”), a not-for-profit membership organization whose members provide electric light and power and other services to approximately 42 million people in 47 states.

The Stock Index Fund is a “feeder fund” that invests all of its investable assets in the S&P 500 Index Master Portfolio (the “Master Portfolio”), a separate series of an unaffiliated mutual fund called the Master Investment Portfolio (“MIP”). The Master Portfolio is managed by BlackRock Fund Advisors (“BFA”). BFA is a wholly-owned subsidiary of BlackRock, Inc.

Under the supervision and oversight of RE Advisers and the Homestead Funds’ Board of Directors, the Growth Fund is subadvised by T. Rowe Price Associates, Inc. (“T. Rowe Price”) and the International Equity Fund is subadvised by Harding Loevner LP (“Harding Loevner”). Harding Loevner was approved to serve as subadviser to the International Equity Fund by the Homestead Funds Board of Directors on November 2, 2015, and its subadvisory contract with RE Advisers was approved by a shareholder vote on January 5, 2016. On January 15, 2016, following a transition, Harding Loevner became the subadviser of the International Equity Fund. From September 15, 2015 to January 8, 2016, SSGA Funds Management, Inc. served as the interim subadviser to the Fund. Prior thereto, Mercator Asset Management, L.P. served as the Fund’s subadviser.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

The investment restrictions described below have been adopted as fundamental investment policies of each Fund, with certain exceptions noted below. Such fundamental investment policies may be changed only with the vote of a “majority of the outstanding voting securities” of the particular Fund. As used in the prospectus and in this SAI, the term “majority of the outstanding voting securities” means the lesser of (1) 67% of the shares of a Fund present at a meeting where the holders of more than 50% of the outstanding shares of a Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Fund. Shares of each Fund will be voted separately on matters affecting only that Fund, including approval of changes in the fundamental objectives, policies, or restrictions of that Fund.

Each Fund, except the International Equity Fund, may not:

(1) Concentrate its investments in any particular industry (excluding U.S. Government or any of its agencies or instrumentalities), but if it is deemed appropriate for the achievement of the Fund’s investment objective, up to 25% of its total assets may be invested in any one industry. The Index Fund reserves the right to concentrate its investments in any industry in which the index that it tracks becomes concentrated to approximately the same degree during the same period.

The Master Portfolio may hold less than 25% of its total assets in securities (does not include securities of the U.S. Government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. Government securities and securities of other investment companies) of a particular industry.

The International Equity Fund may not:

(2) Purchase securities (other than securities of the U.S. Government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the Fund’s total assets would be invested in any one industry; provided that this limitation does not apply to the extent that the Fund could be deemed to be invested in one industry by investing all of its assets in one investment company.

Each Fund may not:

(3) Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

(4) Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

(5) Underwrite securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter, within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), in selling portfolio securities and provided further, that the purchase by a Fund of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute an underwriting for purposes of this paragraph.

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.

(7) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

Each Fund, except the Growth Fund, pursuant to Section 5(b)(1) of the 1940 Act, may not:

(8) With respect to 75% of the Fund’s total assets, invest more than 5% of its total assets in the securities of any one issuer (excluding cash, cash items or securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities and the securities of other investment companies) or own more than 10% of the voting securities of any issuer.

The Master Portfolio may not:

(9) Purchase securities on margin (except for short-term credit necessary for the clearance of transactions and except for margin payments in connection with options, futures and options on futures) or make short sales of securities.

All percentage limitations on investments will apply only at the time of making an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment, unless otherwise indicated. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with a Fund’s limitation or requirement. Percentage limitations on borrowing shall apply at borrowing and at all times going forward.

Non-Fundamental Investment Restriction

The following restriction applies to each Fund and is deemed to be non-fundamental, meaning it can be changed by a vote of the Board of Directors without shareholder approval.

Each Fund, except the Stock Index Fund, may not:

(1) Invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Board of Directors of the Fund (or the person designated by the Board of Directors of the Fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund’s net assets (taken at current value) (5% of the net assets of the Daily Income Fund) would be invested in securities described in (a), (b) and (c) above.

The Stock Index Fund:

(1) may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that the Master Portfolio, if it has knowledge that its beneficial interests are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act, will not acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12 (d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Other investment companies in which the Master Portfolio invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees that would be in addition to those charged by the Master Portfolio.

(2) may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days.

(3) may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Master Portfolio’s total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily.

(4) may not purchase interests, leases or limited partnership interests in oil, gas or other mineral exploration or development programs.

(5) will provide interestholders with at least 60 days’ notice of any change to the Master Portfolio’s non-fundamental policy to invest at least 90% of the value of the Master Portfolio’s net assets, plus the amount of any borrowing for investment purposes, in securities comprising the index that the Master Portfolio tracks. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

Shareholders of the following Funds will receive at least 60 days’ prior notice of a change in the following policies:

•	Short-Term Government Securities Fund normally invests at least 80% of its net assets (plus borrowing for investment purposes) in U.S. Government securities.

•	Short-Term Bond Fund normally invests at least 80% of its net assets (plus borrowing for investment purposes) in bonds.

•	Small-Company Stock Fund normally invests at least 80% of its net assets (plus borrowing for investment purposes) in the stock of companies whose market capitalization, at the time of purchase, is similar to the market capitalization of companies represented in the Russell 2000 Index.

DESCRIPTION OF CERTAIN INVESTMENTS AND STRATEGIES

The following is a description of certain types of investments that may be made by one or more Funds (unless otherwise noted), as well as certain investment strategies that the Funds may use.

Money Market Instruments

Each Fund may invest in money market instruments. Money market instruments are high-quality, short-term debt obligations, which include: (i) bank obligations, including certificates of deposit, time deposits and bankers’ acceptances; (ii) funding agreements; (iii) repurchase agreements; (iv) obligations of the United States, foreign countries and supranational entities, and each of their subdivisions, agencies and instrumentalities; and (v) certain corporate debt securities, such as commercial paper, short-term corporate obligations and extendible commercial notes; (vi) participation interests; and (vii) municipal securities. Each of these investments is discussed in further detail below. Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. Government obligations) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer or guarantees of that issuer support such instruments.

Subject to the Daily Income Fund’s investment policy to invest at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are fully collateralized in accordance with Rule 2a-7 under the 1940 Act, the Daily Income Fund may only invest in “Eligible Securities” for purposes of Rule 2a-7. Prior to October 14, 2016, generally an Eligible Security is a security that is denominated in U.S. Dollars and has a remaining maturity of 397 days or less. The security must be rated, or issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any two nationally recognized statistical rating organizations (“NRSROs”), as that term is defined by Rule 2a-7. If the security is rated by only one NRSRO, the security must be rated in one of the two highest rating categories of that NRSRO. In addition, an Unrated Security, as defined in Rule 2a-7, may be an Eligible Security if RE Advisers determines that it is of comparable quality to a Rated Security*.

Prior to October 14, 2016, Eligible Securities are classified as either first tier securities or second tier securities. Generally, a first tier security is an Eligible Security that has received a short-term rating from the Requisite NRSROs in the highest short-term rating category for debt obligations or is an Unrated Security deemed to be of comparable quality to a Rated Security by RE Advisers. Government securities are also considered to be first tier securities. A security that has received the second highest rating by the Requisite NRSROs, or is an Unrated Security of comparable quality, is a second tier security. Under Rule 2a-7, as a government money market fund, the Daily Income Fund may not invest in first tier securities of any one issuer other than the U.S. Government, its agencies and instrumentalities, or repurchase agreements collateralized by government securities subject to look-through treatment. The Fund may not invest in second tier securities.

Effective October 14, 2016, an Eligible Security is a security that has a remaining maturity of 397 days or less that the Board of Directors has determined presents minimal credit risks to the Fund; is issued by a registered investment company that is a money market fund; or is a government security.

The Daily Income Fund is also subject under Rule 2a-7 to maturity limits. The maximum dollar-weighted average maturity of the Fund’s investments is limited to 60 days or less and the dollar-weighted average life of the Fund’s investments is limited to 120 days or less. The Fund is subject to minimum daily and weekly liquidity requirements. The Fund must hold at least 10% of its total assets in daily liquid assets, determined at the time of acquisition of a security. Daily liquid assets are defined as cash, direct obligations of the U.S. Government, securities that will mature or are subject to a demand feature that is exercisable and payable, within one business day; or amounts receivable and due unconditionally within one business day on pending sales of portfolio securities. The Fund must also hold at least 30% of its total assets in weekly liquid assets, which are defined as cash; direct obligations of the U.S. Government; government securities that are issued by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States that (1) are issued at a discount to the principal amount to be repaid at maturity and (2) have a remaining maturity date of 60 days or less; securities that will mature or are subject to a demand feature that is exercisable and payable within five business days; or amounts receivable and due unconditionally within five business days on pending sales of portfolio securities.

*	The Board of Directors has delegated authority to determine whether an Unrated Security is of comparable quality to a Rated Security, and therefore, whether it may be an Eligible Security, to RE Advisers.

On July 23, 2014, the SEC adopted final amendments to Rule 2a-7 of the 1940, which governs money market funds (“MMFs”). As part of the amendment, on or before October 14, 2016, every fund relying on Rule 2a-7 must classify itself as a retail MMF, a government MMF or an institutional government MMF, and structure its investments and objectives to meet the definition of the selected fund type, as detailed in the Rule. Retail MMFs and government MMFs are permitted to continue to use amortized cost to value their portfolios and offer shares at a stable net asset value of $1.00 per share. Retail MMFs are only available to natural person investors.

On June 17, 2015, the Homestead Funds’ Board of Directors, after carefully reviewing the MMF options available, unanimously approved the conversion of the Daily Income Fund to a government MMF. Accordingly, the Fund has changed its principal investment strategy to invest at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are fully collateralized in accordance with Rule 2a-7.

While the Daily Income Fund’s Board of Directors may elect to subject the Fund to liquidity fee and gate requirements in the future, the Board of Directors has not elected to do so at this time.

Bank and Savings and Loan Obligations

The Funds (except the Daily Income Fund) may invest in bank and savings and loans obligations. These include bankers’ acceptances and certificates of deposit. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Most bankers’ acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Certificates of deposits include fixed time deposits, which are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligations. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

The Funds, other than the International Equity Fund, will not invest in any security issued by a commercial bank or a savings and loan association unless the bank or savings and loan association is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation (“FDIC”), in the case of banks, or insured by the FDIC in the case of savings and loan associations; provided, however, that such limitation will not prohibit investments in foreign branches of domestic banks which meet the foregoing requirements.

Commercial Paper and Other Short-Term Corporate Debt Instruments

The Funds (except the Daily Income Fund) may purchase commercial paper and other short-term corporate debt instruments. Commercial paper is short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance generally not exceeding 270 days. Short-term corporate debt securities include bills, notes, debentures, money market instruments and similar instruments and securities, and are generally used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. Non-convertible corporate debt securities with a remaining maturity of less than 13 months are generally liquid (and tend to become more liquid as their maturities lessen) and typically are traded as money market securities. See also “Restricted Securities,” below.

Repurchase Agreements

The Funds may invest in repurchase agreements. A repurchase agreement is an instrument under which the investor (such as the Fund) acquires ownership of a security (known as the “underlying security”) and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return during such period. The underlying securities generally will consist only of high grade money market instruments.

With respect to the Daily Income Fund, the underlying security must be either a cash item or a government security (as defined in Section 2(a)(16) of the 1940 Act). With respect to the Short-Term Government Securities Fund, the underlying security must be a U.S. Government security or a security issued by an agency or instrumentality of the U.S. Government and guaranteed by the U.S. Government. Repurchase agreements are, in effect, collateralized by such underlying securities, and, during the term of a repurchase agreement, the seller will be required to mark to market such securities every business day and to provide such additional collateral as is necessary to maintain the value of all collateral at a level at least equal to the repurchase price. Repurchase agreements usually are for short periods, often under one week, and will not be entered into by a Fund for a duration of more than seven days if, as a result, more than 15% of the net asset value of that Fund (or any of the net assets of the Daily Income Fund) would be invested in such agreements or other securities which are not readily marketable.

The Funds will seek to assure that the value of the securities collateralizing all repurchase agreements (reduced by reasonable transaction costs that a Fund would incur in the event of default), during the entire term of the repurchase agreement, will at least equal the price that the seller agrees to pay to reacquire the collateral. Such collateral will be in the actual constructive possession of the Funds’ custodian at all times. The collateral will consist entirely of cash items or government securities. As with a true extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fail financially. In addition, a Fund could incur costs in connection with disposition of the collateral if the seller were to default. The Funds will enter into repurchase agreements only with sellers deemed to be creditworthy by RE Advisers, T. Rowe Price, Harding Loevner or BFA, as applicable, and only when the economic benefit to the Funds is believed to justify the attendant risks. The Funds have adopted standards by which the adviser will evaluate the counterparty. Such standards are designed to reduce the risk that a counterparty will become involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement.

Each of the Funds, except for the Growth Fund, may enter into repurchase agreements only with member banks of the Federal Reserve System, primary dealers in U.S. Government securities, or other broker-dealers having comparable qualifications. The Growth Fund may enter into repurchase agreements only with member banks of the Federal Reserve System or well-established securities dealers.

Reverse Repurchase Agreements

Each Fund, except for the Daily Income Fund, may enter into reverse repurchase agreements only to the extent permissible under the 1940 Act and as within the parameters of each Fund’s investment objectives, strategies, policies and restrictions. Reverse repurchase agreements involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Under the 1940 Act, reverse repurchase agreements are considered a form of borrowing. See “Borrowings” below, for additional information.

The Master Portfolio also may enter into reverse repurchase agreements. Generally, the effect of such transactions is that the Master Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Master Portfolio is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Master Portfolio has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Master Portfolio intends to use the reverse repurchase technique only when BFA believes it will be advantageous to the Master Portfolio. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Master Portfolio’s assets. The custodian bank will maintain a separate account for the Master Portfolio with securities having a value equal to or greater than such commitments.

Adjustable, Variable And Floating Rate Securities

The Daily Income Fund, Short-Term Government Securities Fund and Short-Term Bond Fund may invest in adjustable, variable and floating rate securities.

Adjustable Rate Securities. Adjustable rate securities (i.e., variable rate and floating rate instruments) are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

Variable Rate Instruments. Variable rate instruments are obligations (usually certificates of deposit) that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. With respect to the Daily Income Fund, a government security that is a variable rate security where the variable rate of interest is readjusted no less frequently than every 397 calendar days shall be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A government security that is a floating rate security shall be deemed to have a remaining maturity of one day. A variable rate instrument that is not a government security and whose principal amount must be unconditionally paid in 397 calendar days or less is deemed to have a maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

Many variable rate instruments are subject to demand features which entitle the purchaser to resell such securities to the issuer or another designated party, either (1) at any time upon notice of usually 13 months or less, or (2) at specified intervals, not exceeding 13 months, and upon 30 days’ notice.

Floating Rate Instruments. Floating rate instruments (generally corporate notes, bank notes, asset-backed securities and mortgage-backed securities have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The interest rate is adjusted, periodically (e.g., daily, monthly, quarterly, semi-annually), usually by a set formula based on the prevailing interest rate in the marketplace, though any upward rate adjustments do not guarantee that an investment’s market value will not decline. The interest rate on floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank’s prime rate (e.g., LIBOR), the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

Debt Securities

The Funds may invest in debt securities, subject to their investment strategies and the restrictions below.

As noted in the prospectus, the Daily Income Fund invests at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are fully collateralized in accordance with Rule 2a-7.

The Short-Term Government Securities Fund invests at least 80% of its net assets in fixed-income securities, including U.S. Government bills, notes and bonds and securities issued by agencies and instrumentalities of the U.S. Government that are guaranteed by the U.S. Government.

The Short-Term Bond Fund ordinarily will invest at least 80% of its net assets in high-quality, short-term debt securities, including commercial paper, corporate bonds, U.S. Treasury securities, securities issued by U.S. Government entities and instrumentalities, municipal bonds, U.S. dollar-denominated debt securities of foreign issuers and asset-backed and mortgage-backed securities.

U.S. Government Obligations. The Funds may invest in U.S. Government obligations. These consist of various types of marketable securities issued by the U.S. Treasury (i.e., bills, notes and bonds). Such securities are direct obligations of the U.S. Government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to 12 months and are issued on a discount basis.

U.S. Government Agency Securities. The Funds may invest in U.S. Government Agency securities. These consist of debt securities issued by agencies and instrumentalities of the U.S. Government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration (“FHA”), Government National Mortgage Association (“Ginnie Mae”), Farmer’s Home Administration, Export-Import Bank of the United States, Maritime Administration and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Farm Credit Banks, the Federal

National Mortgage Association (“Fannie Mae”), the Overseas Private Investment Corp. and the U.S. Postal Service. These securities are (i) backed by the full faith and credit of the U.S. Government (e.g., U.S. Treasury bills); (ii) guaranteed by the United States Treasury (e.g., Government National Mortgage Association mortgage-backed securities); (iii) supported by the issuing agency’s or instrumentality’s right to borrow from the United States Treasury (e.g., Federal National Mortgage Association Discount Notes); or (iv) supported only by the issuing agency’s or instrumentality’s own credit (e.g., each of the Federal Home Loan Banks).

Municipal Securities. The Funds (except for the Daily Income Fund) may invest in municipal securities. Municipal securities are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of a municipal security issuer to make payments on that security could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower-rated municipal bonds are subject to greater credit and market risk than higher rated municipal bonds. Municipal securities include municipal lease obligations and securities issued by entities whose underlying assets are municipal bonds. There is no guarantee that income from municipal securities will be exempt from federal and state taxes. Changes in federal or state tax treatment of municipal securities may make municipal securities less attractive as investments or cause them to lose value.

Municipal securities may include the obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions (such as the U.S. Virgin Islands and Guam). Payment of interest and preservation of principal is dependent upon the continuing ability of such issuers and/or obligors of territorial, municipal and public authority debt obligations to meet their obligations thereunder. The sources of payment for such obligations and the marketability thereof may be affected by financial and other difficulties experienced by such issuers. For example, general obligations and/or revenue bonds of issuers located in the Commonwealth of Puerto Rico may be affected by political, social and economic conditions in Puerto Rico. The economy of Puerto Rico is closely linked to the U.S. economy. Most external factors that affect the Puerto Rico economy are determined by the policies and performance of the United States. These external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures. Puerto Rico’s economy has been in a recession since late 2006, which has contributed to a steep increase in unemployment rates, funding shortfalls of state employees retirement systems, a budget deficit resulting from a structural imbalance, and reduced government revenues. On June 28, 2015, the Governor of Puerto Rico indicated that the Commonwealth will be unable to fully pay its debt, which caused Puerto Rico municipal securities to drop in value. Since August 2015, Puerto Rico has defaulted on certain agency debt payments and has announced that it will be unable to meet additional pending obligations if it is unable to restructure its debt. If issuers of Puerto Rico municipal securities held by a Fund default on their obligations, the Fund may lose the value of those investments.

Unrated, Downgraded and Below Investment Grade Investments. The Master Portfolio may purchase an instrument that is not rated if, in the opinion of BFA, such obligation is of an investment quality that is comparable to other rated investments that are permitted to be purchased by the Master Portfolio. After purchase by the Master Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Master Portfolio. Neither event will require a sale of such security by the Master Portfolio. To the extent the ratings given by Moody’s Investors Services (“Moody’s”) or Standard & Poor’s Corporation (“S&P”) may change as a result of changes in such organizations or their rating systems, the Master Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody’s, S&P and Fitch, Inc. (“Fitch”) are more fully described in Appendix A. The Master Portfolio is not required to sell downgraded securities. Although they may offer higher yields than do higher rated securities, low rated and unrated low quality debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated low quality debt are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Master Portfolio’s ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Master Portfolio’s interests. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated or unrated low quality debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated or unrated low quality debt securities may be more complex than for issuers of higher rated securities, and the ability of the Master Portfolio to achieve its investment objective may, to the extent it holds low rated or unrated low quality debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Master Portfolio held exclusively higher rated or higher quality securities. Low rated or unrated low quality debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of such debt securities have been found to be less sensitive to interest rate changes than higher rated or higher quality investments, but more sensitive to adverse economic downturns or individual corporate developments.

A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated or unrated low quality debt securities prices because the advent of a recession could dramatically lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of the debt securities defaults, the Master Portfolio may incur additional expenses to seek recovery.

The Short-Term Government Securities Fund and the Short-Term Bond Fund may invest in unrated, downgraded and below-investment grade instruments only within the parameters of each Fund’s investment objectives, strategies, policies and restrictions. The Daily Income Fund may invest in unrated Eligible Securities to the extent consistent with its policy to invest at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are fully collateralized in accordance with Rule 2a-7. See “Money Market Instruments,” above.

Maturity of Debt Securities. The maturity of debt securities may be considered long (10 or more years), intermediate (3 to 10 years), or short-term (1 to 3 years). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value.

Mortgage-Backed and Asset-Backed Debt Securities

The Daily Income Fund, the Short-Term Government Securities Fund and the Short-Term Bond Fund may invest in mortgage-backed and asset-backed securities. The Daily Income Fund can invest in such securities only if they are government securities.

Mortgage Pass-Through Securities. Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid, refinanced or the underlying properties are foreclosed, thereby shortening the securities’ weighted average life. Some mortgage pass-through securities (such as securities guaranteed by the Ginnie Mae) are described as “modified pass-through securities.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

From time to time, the residential mortgage market in the United States has experienced difficulties that may adversely affect the performance and market value of certain of a Fund’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) may occur, and a decline in or flattening of housing values may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Residential mortgage loan originators could experience serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements could cause limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities.

The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the FHA, or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”) which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. A liquidity backstop and other measures taken by the U.S. Treasury are intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. Timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage pass-through security meets the Short-Term Bond Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

The Short-Term Bond Fund may buy mortgage pass-through securities without insurance or guarantees if RE Advisers determines that the securities otherwise meet the Fund’s quality standards.

Collateralized Mortgage Obligations. Collateralized mortgage obligations (“CMOs”) are debt securities collateralized by underlying whole mortgage loans or, more typically, by pools of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, or Fannie Mae and their income streams. CMOs are generally structured into multiple classes or tranches, each of which may have different cash flow characteristics depending on underlying prepayment assumptions. The actual maturity and average life of a CMO will depend upon the prepayment experience of the collateral.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Asset-Backed Securities. Asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations (such as Certificates for Automobile Receivables or “CARs”) and credit card receivables (such as Credit Card Receivable Securities or “CARDS”). Such securities generally are issued as senior/subordinated sequential pay deals in the case of autos and generally as soft bullets in the case of credit cards. However, such securities may also be issued on a pay-through basis (like CMOs) and, in such case, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such asset and issuing such pay-through security. Credit enhancement generally takes the form of either an insurance wrap by entities such as MBIA Inc. or Assured Guaranty Ltd. or by the use of subordinated securities, which provide credit loss protection to the senior classes in the deal. These securities may be subject to prepayment risk.

Convertible Securities And Warrants

Convertible Securities. Convertible securities are bonds, debentures, notes or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Each Fund, except for the Daily Income Fund and the Master Portfolio, may from time to time purchase convertible securities.

Warrants. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

The Daily Income Fund and Short-Term Government Securities Fund will not invest in warrants. Each of the Short-Term Bond Fund, Stock Index Fund, Value Fund, Small-Company Stock Fund and International Equity Fund will limit investment in warrants to no more than 5% of its net assets, valued at the lower of cost or market value, and will further limit investments in unlisted warrants to no more than 2% of net assets. The Growth Fund will limit investments in warrants to no more than 10% of its total assets.

Equity Securities

The Value Fund, Growth Fund, Small-Company Stock Fund, International Equity Fund and the Stock Index Fund primarily invest in equity securities. Equity securities generally have greater price volatility than fixed income securities, such as the money market instruments and other debt securities discussed above. The market price of equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries, sectors or geographic regions represented in those markets, or individual issuers. The types of developments that may affect an issuer of an equity security include management performance, financial leverage and reduced demand for the issuer’s goods or services. Common and preferred stock represent equity or ownership interests in an issuer. Preferred stock, however, pays dividends at a specified rate and has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Equity securities of mid-size and smaller companies may be more or less volatile and subject to greater short-term risk than equity securities of larger companies. Smaller companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than securities of larger companies. In addition, smaller companies may have less publicly available information.

The Short-Term Bond Fund may invest in equity securities to the extent permitted by its investment objectives and strategies. The Daily Income Fund and Short-Term Government Securities Fund will not invest in equity securities.

Illiquid Securities

Each Fund may not invest more than 15% of its net assets (5% of the net assets of the Daily Income Fund) in illiquid securities. A security will be deemed illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which it is valued. Difficulty in selling securities may result in a loss or may be costly to a Fund.

The Board of Directors has delegated the function of making day-to-day determination of liquidity to RE Advisers pursuant to the Funds’ adopted Liquidity Determination for Securities Policy (“Liquidity Policy”). RE Advisers is responsible for making liquidity determinations with respect to each security purchased for a Fund and will monitor holdings to ensure that it complies with the Liquidity Policy and each Fund’s investment policies. RE Advisers will periodically review each Fund’s securities holdings to determine the liquidity of the issues held. If a liquid security (or some portion thereof) held by a Fund becomes illiquid, RE Advisers shall treat the security (or the portion deemed to be illiquid) as an illiquid security and determine whether or not to hold the security (or the portion deemed to be illiquid) taking into account all relevant factors, including the amount of illiquid securities then held by the Fund. At each regularly scheduled Board meeting, RE Advisers reports (1) the percentage of illiquid securities held by each Fund, and (2) whether any restricted security previously deemed liquid by RE Advisers has become an illiquid security.

The Master Portfolio may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating-and variable- rate demand obligations as to which a fund cannot exercise a demand feature on not more than seven days’ notice as to which there is no secondary market, and repurchase agreements providing for settlement more than seven days after notice.

Restricted Securities

The Funds (except the Daily Income Fund) may, from time to time, invest in restricted securities. Restricted securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuer’s reliance upon certain exemptions from registration under the 1933 Act. Difficulty in selling restricted securities may result in a loss or be costly to a Fund. Where registration is required, the restricted security’s holder may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time the holder decides to seek registration and the time the holder may be permitted to sell the security under an effective registration statement. If, during that period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

When determining the liquidity of restricted securities, RE Advisers follows the Liquidity Policy, as discussed above under “Illiquid Securities.”

When-Issued Securities

Each Fund may purchase securities on a “when-issued” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase, but may take up to three months. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to a Fund. While when-issued securities may be sold prior to the settlement date, each Fund intends to purchase such securities with the purpose of actually acquiring them, unless a sale appears to be desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. Each Fund will maintain, in a segregated account with the custodian, cash and liquid high-quality debt securities equal in value to commitments for when-issued securities.

Derivatives

The Master Portfolio may invest in derivatives, the characteristics of which are consistent with its investment objectives, strategies, policies and restrictions.

The Commodity Futures Trading Commission (“CFTC”) subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. To the extent the Master Portfolio uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, BFA has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. BFA is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect to the Master Portfolio.

A derivative is a financial instrument that has a value based on — or “derived from” — the value of other assets, reference rates or indices. Derivatives generally take the form of contracts under which the parties agree to payments between them based upon the performance of a wide variety of underlying references, such as stocks, bonds, commodities, interest rates, currency exchange rates and various domestic and foreign indices. Derivatives include futures, options, forward contracts, swaps and hybrid instruments, among others. Like most other investments, derivatives are subject to the risk that the market value of the underlying asset will change in a way detrimental to the Master Portfolio’s interest. However, the risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Because some derivatives involve leverage, returns can be magnified, either positively or negatively, and adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Some derivatives are traded on exchanges, while other derivatives are privately negotiated and entered into in the over-the-counter (“OTC”) market. Exchange-traded derivatives are traded via specialized derivatives exchanges or other securities exchanges. The exchange acts as an intermediary to the transactions and the terms for each type of contract are generally standardized. OTC derivatives are traded between two parties directly without going through a regulated exchange. The terms of the contract are subject to negotiation by the parties to the contract. OTC derivatives are subject to counterparty risk, whereas the exposure to default for exchange-traded derivatives is assumed by the exchange’s clearinghouse. Counterparty risk is the risk that a party to a derivatives contract may fail to perform on its obligations. A loss may be sustained as a result of the insolvency or bankruptcy of the counterparty, or the failure of the counterparty to make required payments or comply with the terms of the contract. In the event of insolvency of the counterparty, the funds may be unable to liquidate a derivatives position. Because the purchase and sale of an OTC derivative does not have the guarantee of a central clearing organization, the creditworthiness of the counterparty is an additional risk factor that the funds need to consider and monitor.

The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse developments could impair the effectiveness of a Fund’s derivatives transactions and cause the Fund to lose value. For instance, in December 2015, the SEC proposed new regulations applicable to a mutual fund’s use of derivatives and related instruments. If adopted as proposed, these regulations could significantly limit or impact the Master Portfolio’s ability to invest in derivatives and other instruments, limit the Master Portfolio’s ability to employ certain strategies that use derivatives and adversely affect the Master Portfolio’s performance, efficiency in implementing its strategy, liquidity and ability to pursue its investment objectives.

Index Futures Contracts. U.S. futures contracts have been designed by exchanges that have been designated “contracts markets” by the CFTC and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets and through their clearing corporations.

At the same time a futures contract on an index is purchased or sold, the Master Portfolio allocates cash or securities as a deposit payment (“initial deposit”). Daily thereafter, the futures contract is valued and the payment of “variation margin” may be required.

Options on Index Futures Contracts. The purchase of a call option on an index futures contract is similar in some respects to the purchase of a call option on such an index.

The writing of a call option on a futures contract with respect to the index constitutes a partial hedge against declining prices of the underlying securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Master Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in its holdings. The writing of a put option on an index futures contract constitutes a partial hedge against increasing prices of the underlying securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Master Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that the Master Portfolio intends to purchase. If a put or call option the Master Portfolio has written is exercised, the Master Portfolio will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Master Portfolio’s losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract with respect to the index is similar in some respects to the purchase of protective put options on the index. For example, the Master Portfolio may purchase a put option on an index futures contract to hedge against the risk of lowering securities values.

The amount of risk the Master Portfolio assumes when it purchases an option on a futures contract with respect to the index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Futures Contracts on Stock Indices. The Master Portfolio may enter into contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of securities (“Futures Contracts”). This investment technique is designed only to hedge against anticipated future change in general market prices which otherwise might either adversely affect the value of securities held by the Master Portfolio or adversely affect the prices of securities that it intends to purchase at a later date.

In general, each transaction in Futures Contracts involves the establishment of a position that will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken will rise in value by an amount that approximately offsets the decline in value of the portion of the Master Portfolio’s investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized.

Futures Contracts do involve certain risks. These risks could include a lack of correlation between the Futures Contract and the equity market, a potential lack of liquidity in the secondary market and incorrect assessments of market trends which may result in worse overall performance than if a Futures Contract had not been entered into.

Brokerage costs will be incurred and “margin” will be required to be posted and maintained as a good-faith deposit against performance of obligations under Futures Contracts written into by the Master Portfolio. The Master Portfolio may not purchase or sell a Futures Contract (or options thereon) if immediately thereafter its margin deposits on its outstanding Futures Contracts (and its premium paid on outstanding options thereon) would exceed 5% of the market value of its total assets.

Options on Securities Indices. The Master Portfolio may write (sell) covered call and put options to a limited extent on the index (“covered options”) in an attempt to increase income. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. The Master Portfolio may forgo the benefits of appreciation on the index or may pay more than the market price or the index pursuant to call and put options written by the Master Portfolio.

By writing a covered call option, the Master Portfolio forgoes, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of the index above the exercise price. By writing a covered put option, the Master Portfolio accepts, in exchange for the net premium received, the risk of a decline in the market value of the index below the exercise price.

The Master Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written.

When the Master Portfolio writes an option, an amount equal to the net premium it receives is included in the liability section of its Statements of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Master Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated.

The hours of trading for options on the index may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

Because options on securities indices require settlement in cash, the Master Portfolio may be forced to liquidate portfolio securities to meet settlement obligations.

Options on Stock Indices. The Master Portfolio may purchase and write put and call options on stock indices listed on stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indices generally are similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Master Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock.

Transactions using forward contracts, future contracts, options on futures contracts and options on indices, other than purchased options, expose the Master Portfolio to an obligation to another party. The Master Portfolio will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities, currencies, or other forward contracts, options or futures contracts, or (2) cash, receivables and liquid assets, with a value, marked-to- market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Master Portfolio will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash, receivables, or liquid assets in a segregated account with its custodian in the prescribed amount.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding financial instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Master Portfolio’s assets to cover or to segregated accounts could impede portfolio management or the Master Portfolio’s ability to meet redemption requests or other current obligations.

Interest-Rate and Index Swaps. The Master Portfolio may enter into swap transactions, including interest-rate and index swaps. Interest-rate swaps involve the exchange by the Master Portfolio with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps (sometimes referred to as total return swaps) involve the exchange by the Master Portfolio with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include, but are not limited to, dividends or income. In each case, the exchange of commitments can involve payments to be made in the same currency or in different currencies. If there is a default by the other party to such a transaction, the

Master Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions.

Swap transactions generally do not involve the delivery of securities or other underlying assets or principal. If the Master Portfolio enters into a swap transaction, cash or securities may be posted by or to the Master Portfolio as collateral in accordance with the terms of the swap agreement. Upon early termination of a swap agreement due to an event of default or termination event with respect to the Master Portfolio or other party, the risk of loss to the Master Portfolio would generally be limited to the net amount of payments that it is contractually obligated to make if, after exercising in accordance with the swap agreement the rights with respect to early close-out of the swap transaction or swap transactions, it is determined that the Master Portfolio would be obligated to make a net payment with respect to the swap transaction or swap transactions. In the event the other party to the swap transaction or swap transactions were to owe a net amount to the Master Portfolio upon an early termination of the swap agreements as described above, the Master Portfolio could be exposed to the risk of loss in the event that any collateral held by the Master Portfolio would be insufficient.

Hybrid Instruments. A hybrid instrument is a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement is determined by reference to prices, changes in prices or differences between prices of securities, currencies, intangibles, goods, articles or commodities (collectively, “underlying assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, “benchmarks”). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the benchmarks or the prices of underlying assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply of and demand for the underlying assets and interest rate movements. In recent years, various benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future.

Hybrid instruments are potentially more volatile and can carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments also may carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an OTC market without the guarantee of a central clearing organization or in a transaction between the Master Portfolio and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the hybrid instrument would be an additional risk factor which the Master Portfolio would have to consider and monitor. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Investment Companies And Exchange-Traded Funds

The Funds may invest in securities issued by other open-end and closed-end investment management companies to the extent permitted under Section 12(d)(1) of the 1940 Act, including any rules thereunder and any exemptive orders obtained thereunder. The 1940 Act generally requires that a Fund limit its investments in securities of other investment companies, including most exchange-traded funds (“ETFs”), or series thereof so that, as determined at the time a securities purchase is made, (i) no more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) no more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (iii) no more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by a Fund or by companies controlled by a Fund. However, pursuant to the conditions of Rule 12d1-1 of the 1940 Act, these limitations do not apply to a Fund’s acquisition of shares of money market funds that operate in compliance with Rule 2a-7 of the 1940 Act.

Other investment companies in which a Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees. As a shareholder of another investment company, a Fund would bear, along with other shareholders, a pro rata portion of such expenses, and such fees and other expenses will be borne indirectly by a Fund’s shareholders. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

The Stock Index Fund currently invests all of its assets in the Master Portfolio. To the extent allowed by law or regulation, the Master Portfolio may invest its assets in securities of money market funds, including those advised by BFA or otherwise affiliated with BFA, in excess of the limits discussed above.

The Short-Term Government Securities Fund, Short-Term Bond Fund, Value Fund, Growth Fund, Small-Company Stock Fund, the International Equity Fund and the Master Portfolio may purchase shares of ETFs only to the extent permissible under the 1940 Act and as consistent with each Fund’s investment objectives, strategies, policies and restrictions. A Fund may purchase ETF shares to obtain relatively low-cost exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Fund. Because most ETFs are investment companies, a Fund’s purchases of ETF shares generally are subject to the 3/5/10% limitations described above, unless the ETF has obtained exemptive relief from the SEC to permit other funds to invest in it at higher percentages. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the stocks owned by the ETF decrease. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) shares may have greater volatility due to a lack of liquidity; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

The Master Portfolio may invest a portion of its assets in shares of ETFs that are advised by BFA. BFA will receive investment advisory fees at both the fund level and the ETF level for investments by the Master Portfolio in shares of an ETF advised by BFA.

The Daily Income Fund may purchase shares of other government money market funds. It will not purchase shares of ETFs.

Technology Securities

The Funds (except the Daily Income Fund) may invest in equity and fixed-income technology securities, as permitted by their investment guidelines. Technology securities can be subject to abrupt or erratic price movements and have been volatile due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and competition for market share, and the potential for falling profit margins. These companies also face the risks that new services, equipment and technologies will not be accepted by consumers or businesses, or will become rapidly obsolete. These factors can affect the profitability of technology companies and, as a result, the value of their securities.

Health Care Securities

The Funds (except the Daily Income Fund) may invest in equity and fixed-income health care securities, as permitted by their investment guidelines. Health care companies are generally subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines as well as an increased emphasis on the delivery of health care through outpatient services. Companies in the health care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of these companies. Health care companies can also be subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.

Financial Sector Risk

Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments affecting real estate could have a major effect on the value of real estate securities (which include real estate investment trusts). Declining real estate values could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

Loans of Portfolio Securities

Each Fund may lend portfolio securities only to the extent allowed under “Fundamental Investment Restrictions,” above.

The Master Portfolio may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of the Master Portfolio if, as a result, the aggregate value of all securities loans of the Master Portfolio exceeds one-third of the value of its total assets (including the value of the collateral received). The Master Portfolio may terminate a loan at any time and obtain the return of the securities loaned. The Master Portfolio receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. The Master Portfolio is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Master Portfolio is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral received by the Master Portfolio for such loans and uninvested cash may be invested, among other things, in a private investment company managed by an affiliate of BFA or in registered money market funds advised by BFA or its affiliates; such investments are subject to investment risk.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Master Portfolio has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, the Master Portfolio would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return the Master Portfolio’s securities as agreed, the Master Portfolio may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for the Master Portfolio. The Master Portfolio could lose money if its short-term investment of the collateral declines in value over the period of the loan. Substitute payments for dividends received by the Master Portfolio for securities loaned out will not be considered qualified dividend income. The securities lending agent will take the tax effects on shareholders of this difference into account in connection with the Master Portfolio’s securities lending program. Substitute payments received on tax-exempt securities loaned out will not be tax-exempt income.

Borrowing

The Funds may borrow money for temporary or emergency purposes, including the meeting of redemption requests to the extent permitted under the 1940 Act and as allowed by each Fund’s investment objectives, strategies, policies and restrictions. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage (i.e., risk of gain or loss disproportionately higher than the amount invested) have characteristics similar to borrowings. The Funds segregate liquid assets in connection with those types of transactions.

Securities Of Foreign Issuers

The International Equity Fund invests primarily in foreign securities. The Value Fund and Growth Fund may invest in foreign securities so long as that investment does not exceed 10% of their net assets. (For purposes of this calculation, U.S. dollar-denominated securities of foreign issuers, as discussed below, are defined as foreign securities.) The remaining Funds may invest only in U.S. dollar-denominated securities, as discussed below. (The Short-Term Government Securities Fund may invest only in those U.S. dollar-denominated securities that are guaranteed by the U.S. Government.)

Although investments in securities of foreign issuers are intended to reduce risk by providing further diversification, such investments involve risks not ordinarily associated with investments in securities of domestic issuers. These risks include: the possibility of foreign political and economic instability; difficulties of predicting international trade patterns and the possibility of the imposition of exchange controls; and the possibility of expropriation, confiscatory taxation, and nationalization of foreign portfolio companies. Securities of foreign issuers that are traded primarily abroad (e.g., Eurodollar securities) also may be less liquid and subject to greater price fluctuations than securities of domestic issuers. Moreover, there may be less publicly available information about foreign issuers whose securities are not registered with the SEC and such foreign issuers may not be subject to the accounting, auditing and financial reporting standards applicable to issuers registered domestically. In addition, foreign issuers, stock exchanges, and brokers generally are subject to less government regulation. Moreover, there may be difficulties in obtaining and enforcing court judgment abroad and there may be difficulties in effecting the repatriation of capital invested abroad. Finally, there may be difficulties and delays in the settlement of transactions in certain foreign markets.

U.S. Dollar-Denominated Securities of Foreign Issuers. Subject to each Fund’s investment objectives, strategies, policies and restrictions, each Fund may invest in certain types of U.S. dollar-denominated securities of foreign issuers. For the Short-Term Government Securities Fund, these investments include only securities of foreign issuers whose principal and interest payments are guaranteed by the U.S. Government or its agencies. For the Short-Term Bond Fund, Value Fund, Growth Fund, Small-Company Stock Fund and International Equity Fund, these investments may include American Depositary Receipts (“ADRs”), which are discussed below. The Daily Income Fund, Short-Term Bond Fund, Value Fund, Growth Fund, International Equity Fund and the Small-Company Stock Fund also may purchase U.S. dollar-denominated money market instruments, and the Short-Term Bond Fund, Value Fund, Growth Fund, International Equity Fund and the Small-Company Stock Fund may purchase longer-term debt securities of foreign issuers. Such money market instruments and debt securities of foreign issuers may be issued and traded domestically (e.g., Yankee securities), or traded exclusively in foreign markets (e.g., Eurodollar securities).

ADRs, EDRs and GDRs. ADRs, as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs, EDRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs, EDRs and GDRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.

Yankee Securities. Yankee securities include money market instruments and bonds of foreign issuers who customarily register such securities with the SEC and borrow U.S. dollars by underwritings of securities intended for delivery in the U.S. Although the principal trading market for Yankee securities is the United States, foreign buyers can and do participate in the Yankee securities market. Interest on such Yankee bonds is customarily paid on a semi-annual basis. The marketability of these “foreign bonds” in the United States is in many cases better than that for foreign bonds in foreign markets, but is, of course, dependent upon the quality of the issuer.

Eurodollar Securities. Eurodollar securities include money market instruments and bonds underwritten by an international syndicate and sold “at issue” to non-U.S. investors. Such securities are not registered with the SEC or issued domestically and generally may only be sold to U.S. investors after the initial offering and cooling-off periods. The market for Eurodollar securities is dominated by foreign-based investors and the primary trading market for these securities is in London.

European Securities. Europe includes both developed and emerging markets. Europe’s economies are diverse, its governments are decentralized and its cultures vary widely. Unemployment in Europe has historically been higher than in the U.S. and public deficits have been an ongoing concern in many European countries.

Fiscal Constraints. Most developed countries in western Europe are members of the European Union (“EU”), and many are also members of the European Economic and Monetary Union (“EMU”). European countries can be significantly affected by the tight fiscal and monetary controls that the EMU imposes on its members and with which candidates for EMU membership are required to comply. Member countries are required to maintain tight controls over inflation, public debt and budget deficits, and these requirements can severely limit EMU member countries’ ability to implement monetary policy to address local or regional economic conditions. The private and public sectors’ debt problems of a single EU country can pose economic risks to the EU as a whole.

Eurozone Debt Crisis. While certain EU countries continue to use their own currency, there is a collective group of EU countries, known as the Eurozone, that use the euro as their currency. Although the Eurozone has adopted a common currency and central bank, there is no fiscal union and therefore money does not automatically flow from countries with surpluses to those with fiscal deficits. Several Eurozone countries are facing serious deficits and budget issues, some of which may have negative long-term effects for the economies of not just Eurozone countries but all of Europe. These rising government debt levels have increased market volatility and the probability of a recession, led to emergency financing for certain countries, and increased speculation that additional EU countries will require bailouts. These events have also cast doubts over the ability of Eurozone policymakers to agree on solutions to the debt crisis and further stressed the European banking system as lending continues to tighten. Ongoing stress in the banking system and rising deficits could lead to downgrades of European sovereign debt, which would have a negative effect on banks and companies doing business in Europe. As a result of the Eurozone debt crisis, there is continued concern over national level support for the euro, which could lead to certain countries leaving the EU, the implementation of currency controls, or potentially the dissolution of the euro. A breakup of the euro, particularly a disorderly breakup, would pose special challenges for the financial markets and could lead to exchange controls and/or market closures. In the event of a Eurozone default or breakup, some of the most significant challenges faced by the funds with euro-denominated holdings would involve the settlement of trades, valuation of assets, and the redenomination of holdings.

European Union. Continuing uncertainty as to the status of the Euro and the European Monetary Union and the potential for certain countries to withdraw from the institution has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the European Union (“EU”) could have significant adverse effects on currency and financial markets, and on the values of a Fund’s portfolio investments. In June 2016, the United Kingdom approved a referendum to leave the EU. Significant uncertainty remains in the market regarding the ramifications of that development, and the range and potential implications of possible political, regulatory, economic and market outcomes are difficult to predict.

Special Risks Regarding Emerging Markets and Frontier Emerging Markets. Investing in companies domiciled in emerging market and frontier emerging market countries may be subject to potentially higher risks than the risks associated with investments in more developed foreign countries, as described above. These risks include: (i) less social, political and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities or low/non-existent trading volumes; (iii) less scrutiny and regulation by local authorities of exchanges and broker-dealers; (iv) greater government involvement in the economy; (v) local governments may decide to seize or confiscate securities held by foreign investors and/or local governments may decide to suspend or limit an issuer’s ability to make dividend or interest payments; (vi) local governments may limit or entirely restrict repatriation of invested capital, profits and dividends; (vii) capital gains may be subject to local taxation, including on a retroactive basis; (viii) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (ix) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (x) bankruptcy judgments may only be permitted to be paid in the local currency; (xi) limited public information regarding the issuer may result in greater difficulty in determining market valuation of the securities; (xii) lax financial reporting on a regular basis, substandard disclosure and differences in accounting standards may make it difficult to ascertain the financial health of an issuer; and (xiii) heightened risk of war, conflicts, and terrorism.

Many emerging market and frontier emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies which are less favorable to investors such as policies designed to expropriate or nationalize “sovereign” assets. Certain emerging market and frontier emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation and there can be no assurance that such expropriation will not occur in the future.

Many developing countries in which a Fund may invest lack the social, political and economic stability characteristics of the United States. Political instability in these developing countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars and religious oppression. Economic instability in emerging market and frontier emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.

Currencies of emerging market and frontier emerging market countries are subject to significantly greater risks than currencies of developed countries. Many of these developing countries have experienced steady declines or even sudden devaluations of their currencies relative to the U.S. dollar. Some emerging market and frontier emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some emerging market and frontier emerging market countries have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some of these developing countries may be convertible into U.S. dollars, the conversion rates may be artificial to their actual market values.

In the past, some governments within emerging markets and frontier emerging markets have become overly reliant on international capital markets and other forms of foreign credit to finance large public spending programs which cause huge budget deficits. Often, interest payments have become too overwhelming for the government to meet, representing a large percentage of total GDP. These foreign obligations have become the subject of political debate and served as fuel for political parties of the opposition, which pressure the government not to make payments to foreign creditors, but instead to use these funds for social programs. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and corporations domiciled in emerging market countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well.

Frontier emerging markets countries generally have smaller economies or less developed capital markets than traditional emerging markets countries, and, as a result, the risks of investing in frontier emerging market countries are magnified in these countries.

Participation Notes. The International Equity Fund may invest in participation notes. Some countries, especially emerging markets countries, do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment. The Fund may use participation notes to establish a position in such markets as a substitute for direct investment. Participation notes are issued by banks or broker-dealers and are designed to track the return of a particular underlying equity or debt security, currency or market. When the participation note matures, the issuer of the participation note will pay to, or receive from, the Fund the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in participation notes involve the same risks associated with a direct investment in the underlying security, currency or market that they seek to replicate, including, as applicable, foreign, emerging, and frontier risks. In addition, participation notes are generally traded over-the-counter and are subject to counterparty risk. Counterparty risk is the risk that the broker-dealer or bank that issues the participation note will not fulfill its contractual obligation to complete the transaction with the Fund. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and the Fund would be relying on the creditworthiness of such banks or broker-dealers and would have no rights under a participation note against the issuer of the underlying assets. In addition, participation notes may trade at a discount to the value of the underlying securities or markets that they seek to replicate.

The other Funds will not invest in participation notes.

Obligations of Foreign Governments, Supranational Entities and Banks. The Master Portfolio may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by BFA to be of comparable quality to the other obligations in which the Master Portfolio may invest. The Master Portfolio may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank and the InterAmerican Development Bank. The percentage of the Master Portfolio’s assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

The Master Portfolio may invest a portion of its total assets in high-quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

Operational and Cybersecurity Risk

Homestead Funds, its service providers, including its adviser, RE Advisers, and subadvisers, as applicable, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect a Fund and its shareholders, despite the efforts of the Funds and their service providers to adopt technologies, processes and practices intended to mitigate these risks.

For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Funds, their service providers, counterparties or other market participants. Power or communications outages, acts of god, information technology equipment malfunctions, operational errors and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Funds, their service providers or other market participants, impacting the ability to conduct a Fund’s operations.

Cyber-attacks, disruptions or failures that affect the Funds’ service providers or counterparties may adversely affect a Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations. For example, a Fund’s service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the Fund’s NAV and impede trading). In addition, cyber-attacks, disruptions or failures may cause reputational damage and subject a Fund’s service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While the Funds and their service providers may establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. Each Fund and its service providers may also incur substantial costs for cybersecurity risk management, including insurance, in order to prevent or mitigate future cyber security incidents, and the Fund and its shareholders could be negatively impacted as a result of such costs.

Similar types of operational and technology risks are also present for issuers of securities or other instruments in which each Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund’s investments to lose value. In addition, cyber-attacks involving a Fund’s counterparty could affect such counterparty’s ability to meet its obligations to the Fund, which may result in losses to the Fund and its shareholders. Furthermore, as a result of cyber-attacks, disruptions or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or unable to accurately price its investments. The Funds cannot directly control any cybersecurity plans and systems put in place by its service providers, Fund counterparties, issuers in which a Fund invests, or securities markets and exchanges.

Temporary Defensive Strategies

At times, a Fund may take temporary defensive positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. The adviser then may, but is not required to, temporarily use alternative strategies that are mainly designed to limit the Fund’s losses. In implementing these strategies, a Fund may invest primarily in, among other things, U.S. Government and agency obligations, fixed or floating rate investments, cash or money market instruments (including, money market funds), or any other securities the portfolio manager (s) considers consistent with such defensive strategies or deemed consistent with the then existing market conditions. By way of example, a Fund may hold a higher than normal proportion of its assets in cash in times of extreme market stress. During such periods, a Fund may not achieve its investment objective.

Portfolio Turnover

A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of that Fund. RE Advisers and the sub-advisers manage each Fund’s assets by buying and selling securities to help attain its investment objective. This may result in increases or decreases in a Fund’s current income and gains available for distribution to its shareholders. Each of the Funds may dispose of investments (including money market instruments) regardless of the holding period if, in the opinion of the Fund’s adviser, it is in the best interest of the Fund to do so, for example, because an issuer’s creditworthiness or perceived changes in a company’s growth prospects or asset value make selling them advisable. Such an investment decision may result in capital gains, including short-term capital gains taxable as ordinary income when distributed to shareholders, or losses and could result in a high portfolio turnover rate during a given period. Transactions in equity securities typically involve the payment of brokerage commissions, which are borne by the Funds and negatively affect a Fund’s performance. Debt securities are normally traded on a principal basis, involving a mark-up or mark-down of the price which is an indirect transaction cost, and therefore the Funds incur transaction costs when trading them. Its costs are incorporated in purchase or sale prices and negatively affect the Funds’ performance.

The portfolio turnover rates of the Funds for the fiscal years ended December 31, 2014 and December 31, 2015 are as follows:

Fund	2014	2015
Short-Term Government Fund	20%	32%
Short-Term Bond Fund	26%	20%
Stock Index Fund(1)	3%	2%
Value Fund	2%	8%
Growth Fund	49%	40%
Small-Company Fund	3%	16%
International Equity Fund	24%	62	%(2)

(1)	Represents the portfolio turnover rates for the Master Portfolio during the periods indicated.
(2)	The portfolio turnover rate for International Equity Fund increased during the fiscal year ended December 31, 2015 relative to the Fund’s fiscal year ended December 31, 2014 primarily as a result of a change in the Fund’s subadviser and investment strategies during the period.

DIRECTORS AND MANAGEMENT OF HOMESTEAD FUNDS

Directors and Officers

The primary responsibility of the Board of Directors is to represent the interests of the shareholders of the Funds and to provide oversight of the management and business affairs of Homestead Funds. The Board also elects the officers of Homestead Funds, who are responsible for supervising and administering the Funds’ day-to-day operations.

The following tables list the directors and officers of Homestead Funds, any other position each may hold with Homestead Funds, the principal occupation of each person listed during the past five years, and certain additional information as indicated. Each director and officer serves until his or her resignation or until a successor is duly elected and qualified.

Independent Directors

Name, Address and Date of Birth(1)	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen by Director	Other Directorships Held by Director
James F. Perna 12/1/47	Director, Chairman of the Board, Member of Audit Committee, Member of Compensation Committee	1990-present	Solo Practitioner (attorney) (2008-present), Partner, Krooth & Altman LLP (1981-2007)	8	None

Douglas W. Johnson 6/2/55	Director, Chairman of Audit Committee, Member of Compensation Committee	2003-present	CEO, Blue Ridge Electric Membership Corporation (1989-present)	8	None

Kenneth R. Meyer 8/11/44	Director, Member of Audit Committee, Chairman of Compensation Committee	2005-present	Retired (2004-present)	8	None

Anthony C. Williams 1/2/42	Director, Member of Audit Committee, Member of Compensation Committee	1990-present	Retired (2000-present)	8	None

Anthony M. Marinello 4/13/46	Director, Member of Audit Committee, Member of Compensation Committee	1990-present	Retired (2004-present)	8	None

Sheldon C. Petersen 2/21/53	Director, Member of Audit Committee, Member of Compensation Committee	2005-present	CEO, National Rural Utilities Cooperative Finance Corporation (1995-present)	8	None

Mark Rose 4/19/53	Director, Member of Audit Committee, Member of Compensation Committee	2005-present	Senior Advisor, Bluebonnet Electric Cooperative (2016-present); CEO and General Manager, Bluebonnet Electric Cooperative (2002-2016)	8	None

Peter J. Tonetti 2/11/53	Director, Member of Audit Committee, Member of Compensation Committee	2010-present	Retired (2015-present); Chief Investment Officer, Hamilton College (2008-2015); prior thereto, Senior Director, Pension Finance and Investments at Philips Electrics North America Corporation (electronics manufacturer) (1988-2008)	8	None

Interested Directors and Officers

Name, Address(1) and Date of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen by Director	Other Directorships Held by Director
Stephen J. Kaszynski(2) 3/10/54	Director, President and Chief Executive Officer	2015-present	President and Chief Executive Officer, RE Advisers (2015-present); Vice President and Portfolio Manager, Eaton Vance Corporation (2008-2014)	8	RE Advisers

Name, Address(1) and Date of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen by Director	Other Directorships Held by Director
Cynthia L. Dove 4/5/60	Vice President and Chief Operations Officer	2010-present	Vice President of RE Advisers (2012-present); Director, RE Advisers (2015-present); President and Director, RE Investment Corporation (2015-present); Vice President, RE Investment Corporation (2012-2015); Director, Investment Services, NRECA (1998-present)	N/A	N/A

Danielle C. Sieverling 2/25/71	Chief Compliance Officer	2005-present	Chief Compliance Officer, RE Advisers (2005-present); Vice President, Chief Risk and Compliance Officer, NRECA (2015-present); Vice President and Chief Compliance Officer, Management Advisory Services, NRECA (2008-2015); Vice President and Director, RE Investment Corporation (2015-present); Chief Compliance Officer, RE Investment Corporation (2005-2014); Executive Director of Management Advisory Services, NRECA (2007-2008)	N/A	N/A

Amy M. DiMauro 7/29/71	Treasurer	2007-present	Treasurer and Director, RE Investment Corporation (2006-present); Treasurer and Director, RE Advisers Corporation (2010-present); Director, Finance & Accounting — Mutual Funds, NRECA (2014-present); Director, Daily Pricing, NRECA (2007-2014); Treasurer and Director, Electric Cooperative Life Insurance Co. (2013-present); Treasurer and Director, Cooperating Insurance Services Co. (2013-present); Manager of Mutual Fund Accounting, NRECA (2000-2007)	N/A	N/A

Kelly B. Whetstone 11/21/77	Secretary	2008-present	Chief Compliance Officer of RE Investment Corporation (2014-present); Secretary, RE Advisers Corporation (2008-present); Counsel and Senior Director of Securities Compliance, NRECA (2012- present); Secretary, RE Investment Corporation (2008-2014); Counsel and Director of Compliance, NRECA (2007-2012); Associate, Bell, Boyd & Lloyd LLP (law firm) (2005-2007)	N/A	N/A

(1)	The address of each director and officer is 4301 Wilson Boulevard, Arlington, Virginia 22203.
(2)	Mr. Kaszynski is a Director who is an “interested person” of Homestead Funds within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Kaszynski is the President, Chief Executive Officer and a Director of RE Advisers, Homestead Funds’ investment adviser.

LEADERSHIP STRUCTURE OF THE BOARD OF DIRECTORS

The management of the business and affairs of the Funds is overseen by the Board of Directors. As detailed above in “Interested Directors and Officers,” Directors who are not “interested persons” of the Funds as defined in the 1940 Act are referred to as “Independent Directors,” and Directors who are “interested persons” of the Funds are referred to as “Interested Directors.” The Board of Directors consists of nine Directors, eight of whom are Independent Directors. One of the Directors is deemed to be an Interested Director. Certain information concerning the Funds’ governance structure and each Director is set forth below.

The Board of Directors has concluded that, based on each Director’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Directors, each Director is qualified and should continue to serve as such. In determining that a particular Director was and continues to be qualified to serve as a Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Director during his tenure (including the Director’s commitment and participation in Board and committee meetings, as well as his current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board’s conclusion that the Director should serve (or continue to serve) as a director of the Funds, is provided in the table following the “Risk Oversight” section below.

The Board of Directors believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the Funds and protecting the interests of shareholders. Among other attributes common to all Directors is their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with RE Advisers, RE Investment Corporation (“RE Investment”), the Funds’ distributor, and the Funds’ other service providers, counsel and independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors.

Board Structure and Oversight Function. The Board of Directors is responsible for oversight of the Funds. Each Fund, except the Stock Index Fund, has engaged RE Advisers to manage the Fund on a day-to-day basis. The Board is responsible for overseeing RE Advisers and the Funds’ other service providers in the operations of each Fund in accordance with the 1940 Act, applicable state and other laws, and the Funds’ articles of incorporation and bylaws. The Board meets in-person at regularly scheduled meetings four times throughout the year. In addition, the Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. As described below, the Board has established two standing committees – the Audit and Compensation Committees – and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each standing committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below.

An Independent Director serves as Chairman of the Funds’ Board of Directors. The Chairman’s duties include setting the agenda for each Board meeting in cooperation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that the Board’s leadership by an Independent Director is appropriate because they believe it sets the proper tone to the relationships between the Funds, on the one hand, and RE Advisers, RE Investment and the other service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships.

Risk Oversight. The Funds are subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to the Funds resides with RE Advisers, RE Investment or other service providers (depending on the nature of the risk). The Board has charged RE Advisers and RE Investment with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the Funds; (ii) implementing processes and controls reasonably designed to reduce the possibility that such events or circumstances may occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above. Not all risks that may affect the Funds can be identified or processes and controls may not be able to be developed to eliminate or mitigate their occurrence or effects, and some are simply beyond any control of the Funds, RE Advisers, RE Investment or other service providers.

Risk oversight forms part of the Board’s general oversight of each Fund’s investment program and operations and is addressed as part of various regular Board and committee activities. The Funds’ investment management and business affairs are carried out by or through RE Advisers, RE Investment and other service providers, including sub-advisers for certain Funds. Each of these persons has an independent interest in risk management, but the policies and the methods by which one or more risk management functions are carried out may differ in terms of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, the Funds’ officers, including the Chief Compliance Officer, their independent registered public accounting firm and special counsel, as appropriate, regarding risks faced by the Funds, RE Advisers and RE Investment.

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors of Homestead Funds has an Audit Committee and a Compensation Committee. The duties of these two committees and their present membership are as follows:

Audit Committee: The members of the Audit Committee consult with Homestead Funds’ independent registered public accounting firm at least twice annually to oversee and to assist the Board of Directors in fulfilling its oversight responsibilities of:

•	the Funds’ accounting and financial reporting processes and internal controls;

•	the quality and objectivity of the Funds’ financial statements and the independent audit thereof;

•	the Funds’ system of internal accounting and financial controls;

•	the Funds’ compliance with legal and regulatory requirements; and

•	the independent auditors’ qualifications, performance and independence.

Mr. Johnson is the Chairman of the Audit Committee and Messrs. Marinello, Meyer, Perna, Petersen, Rose, Tonetti and Williams are members of the Audit Committee. The Audit Committee met twice in 2015.

Compensation Committee: The members of the Compensation Committee meet at least annually to assist the Board of Directors in carrying out its responsibilities relating to compensation, including the compensation of the Chief Compliance Officer, pursuant to Rule 38a-1(a)(4)(i) under the 1940 Act, as well as the compensation of the Independent Directors. Mr. Meyer is the Chairman of the Compensation Committee and Messrs. Johnson, Marinello, Perna, Petersen, Rose, Tonetti and Williams are members of the Compensation Committee. The Compensation Committee met twice in 2015.

The table below shows the dollar range of Fund shares owned by each director of Homestead Funds as of December 31, 2015.

NAME OF DIRECTOR	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL FUNDS OVERSEEN BY DIRECTOR IN FAMILY OF INVESTMENT COMPANIES
Anthony M. Marinello	Daily Income Fund $1 - $10,000 Short-Term Bond Fund $50,001 - $100,000 Value Fund $1 - $10,000 Small-Company Stock Fund $1 - $10,000	None

Douglas W. Johnson

Daily Income Fund

$10,001 - $50,000

Short-Term Bond Fund

$50,001 - $100,000

Value Fund

Over $100,000

Small-Company Stock Fund

Over $100,000

International Equity Fund

$50,001 - $100,000

Growth Fund

Over $100,000

None

James F. Perna	Value Fund $50,001 - $100,000 Small-Company Stock Fund $50,001 - $100,000	None

NAME OF DIRECTOR	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL FUNDS OVERSEEN BY DIRECTOR IN FAMILY OF INVESTMENT COMPANIES
Anthony C. Williams	Daily Income Fund $1 - $10,000 Value Fund $50,001 - $100,000	None

Sheldon C. Petersen	Value Fund Over $100,000 International Equity Fund Over $100,000 Short-Term Bond Fund Over $100,000	None

Kenneth R. Meyer	Short-Term Bond Fund Over $100,000 Value Fund Over $100,000 Small-Company Stock Fund Over $100,000 International Equity Fund Over $100,000	None

Mark Rose	Short-Term Government Securities Fund $1 - $10,000 Small-Company Stock Fund $1 - $10,000	None

Peter J. Tonetti	Short-Term Bond Fund $10,001 - $50,000	None

Stephen J. Kaszynski	Value Fund $1 - $10,000 Small-Company Stock Fund $1 - $10,000	None

DIRECTOR EXPERIENCE AND QUALIFICATIONS

As discussed above, each Director is chosen for his or her balanced and diverse experience, qualifications, attributes, and skills. In particular:

•	Mr. Perna, MBA, JD, LLM is an Independent Director and the Chairman of the Board of Directors, on which he has served since 1990. He has practiced law for over 30 years in Washington, DC, retiring as a partner in the firm of Krooth & Altman LLP. His practice specializes in tax, corporate, and financial matters. Mr. Perna’s clients include banks, mutual funds, insurance companies, mortgage bankers, tax-exempt organizations, real estate developers, holding companies, entrepreneurs, commercial enterprises, and foreign investors. The Board of Directors believes that Mr. Perna’s extensive legal and business background contributes to the general knowledge and diversity of the Board.

•	Mr. Johnson is an Independent Director and the Chairman of the Audit Committee of the Board of Directors, on which he has served since 2003. Mr. Johnson has been the CEO of Blue Ridge Electric Membership Cooperative in Lenoir, North Carolina since 1989 and employed by the Cooperative since 1979. As the CEO of an electric cooperative, Mr. Johnson has a strong understanding of the Funds’ shareholder base, of which electric cooperative members are a key component. The Board of Directors believes that Mr. Johnson’s knowledge and experience with the Funds’ shareholder base contributes to the general knowledge and diversity of the Board.

•	Mr. Meyer is an Independent Director and the Chairman of the Compensation Committee of the Board of Directors, on which he has served since 2005. Prior to his retirement in 2004, Mr. Meyer was the CEO and an Asset Manager at Lincoln Capital Management since 1981. The Board of Directors believes that Mr. Meyer’s extensive asset management background contributes to the general knowledge and diversity of the Board.

•	Mr. Williams is an Independent Director of the Board of Directors, on which he has served since 1990. Prior to his retirement in 2000, he was a Senior Vice President of Retirement, Safety and Insurance at NRECA. Mr. Williams worked at NRECA from 1976 to 2000. The Board of Directors believes that Mr. Williams’ lengthy experience with and knowledge of NRECA contributes to the general knowledge and diversity of the Board.

•	Mr. Marinello is an Independent Director of the Board of Directors, on which he has served since 1990. Prior to his retirement in 2004, Mr. Marinello was Vice President of Marketing and Services for Retirement, Safety and Insurance at NRECA. He has served in some capacity with the NRECA organization since 1981. The Board of Directors believes that Mr. Marinello’s lengthy experience with and knowledge of NRECA contributes to the general knowledge and diversity of the Board.

•	Mr. Petersen is an Independent Director of the Board of Directors, on which he has served since 2005. Mr. Petersen has been the CEO of the National Rural Utilities Cooperative Finance Cooperation, a not-for-profit private-market lender for the nation’s electric cooperatives, since 1995, and has been with the company since 1983. The Board of Directors believes that Mr. Petersen’s extensive financial knowledge and cooperative experience contributes to the general knowledge and diversity of the Board.

•	Mr. Rose is an Independent Director of the Board of Directors, on which he has served since 2005. He is a Senior Advisor to Bluebonnet Electric Cooperative in East Bastrop, Texas. From 2002 until 2016, Mr. Rose was the CEO and General Manager of Bluebonnet Electric Cooperative. As the former CEO of an electric cooperative, Mr. Rose has a strong understanding of the Funds’ shareholder base, of which electric cooperative members are a key component. The Board of Directors believes that Mr. Rose’s knowledge and experience with the Funds’ shareholder base contributes to the general knowledge and diversity of the Board.

•	Mr. Tonetti is an Independent Director of the Board of Directors, on which he has served since 2010. From 2008 until his retirement in 2015, Mr. Tonetti was the Chief Investment Officer for Hamilton College. In this role, he was responsible for investing the college’s endowment fund. Prior to 2008, Mr. Tonetti was the Senior Director of Pension Finance and Investments at Philips Electronics North America Corporation, where he was responsible for managing the company’s pension and savings plan assets. The Board of Directors believes that Mr. Tonetti’s extensive asset management background contributes to the general knowledge and diversity of the Board.

•	Mr. Kaszynski is the President and Chief Executive Officer of Homestead Funds, Inc. and is an Interested Director of the Board of Directors, which he joined in 2015. Mr. Kaszynski is a Director and the Chief Executive Officer and President of RE Advisers. From 2008 to 2014, Mr. Kaszynski worked as a Vice President and Portfolio Manager at Eaton Vance Corporation. Mr. Kaszynski has also worked for Credit Suisse Asset Management as the Head of US Equities, and INVESCO Capital Management as lead portfolio manager for Large-cap Value Equities. The Board of Directors believes that Mr. Kaszynski’s extensive investment management experience contributes to the general knowledge and diversity of the Board.

COMPENSATION

Homestead Funds pays each Independent Director an annual retainer, as well as a per meeting fee, as follows:

ANNUAL RETAINER

Independent Board Chair	$52,000
Audit Committee Chair	$45,000
Compensation Committee Chair	$45,000
Non-chair Independent Director	$40,000

PER MEETING FEE

Regular or Special Board Meeting	$6,000
Audit Committee Meeting	$4,000
Compensation Committee Meeting	$1,500

As set forth in the table below, Homestead Funds paid total compensation of $719,000 to its Independent Directors during the year ended December 31, 2015.

NAME OF PERSON, POSITION	AGGREGATE COMPENSATION FROM HOMESTEAD FUNDS (INCLUDING VOLUNTARY DEFERRED COMPENSATION)[1]	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF CORPORATION EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM HOMESTEAD FUNDS AND FUND COMPLEX PAID TO DIRECTORS
Douglas W. Johnson[2] Director and Chairman of the Audit Committee	$91,750	N/A	N/A	$91,750

Kenneth R. Meyer[2] Director and Chairman of the Compensation Committee	$86,750	N/A	N/A	$86,750

James F. Perna Director and Chairman of the Board	$101,750	N/A	N/A	$101,750

Sheldon C. Petersen Director	$86,750	N/A	N/A	$86,750

Mark Rose Director	$86,750	N/A	N/A	$86,750

Anthony C. Williams Director	$81,750	N/A	N/A	$81,750

Peter Tonetti Director	$86,750	N/A	N/A	$86,750

Anthony M. Marinello[2] Director	$86,750	N/A	N/A	$86,750

Stephen J. Kaszynski Director	N/A	N/A	N/A	N/A

[1]	Amounts may be deferred by eligible directors under a nonqualified deferred compensation plan. Deferred amounts accumulate at an earnings rate determined by the total return of one or more Funds as designated by the directors.
[2]	The total amount of deferred compensation accrued by the Funds (plus earnings thereon) through the 2015 fiscal year for participating directors is as follows: Mr. Johnson ($7,106), Mr. Marinello ($110,695) and Mr. Meyer ($434,667). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the Funds until paid to the directors.

TRUSTEES AND MANAGEMENT OF MIP

The MIP’s Board of Trustees has responsibility for the overall management and operations of MIP. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Officers generally serve at the pleasure of the Trustees. MIP, iShares Trust and iShares, Inc. are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. The address for each Trustee and officer is Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

BIOGRAPHICAL INFORMATION

Certain biographical and other information relating to the Trustees of MIP is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of registered investment companies and portfolios overseen in the BlackRock-advised funds and any currently held public company and investment company directorships.

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships During Past Five Years
Independent Trustees[1]
David O. Beim[3] 55 East 52nd Street New York, NY 10055 1940	Trustee	2009 to present	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 156 Portfolios	None

Susan J. Carter 55 East 52nd Street New York, NY 10055 1956	Trustee	2016 to present	Director, Pacific Pension Institute since 2014; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest since 2015; Advisory Board Member, Bridges Ventures since 2016.	33 RICs consisting of 156 Portfolios	None

Collette Chilton 55 East 52nd Street New York, NY 10055 1958	Trustee	2015 to present	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	33 RICs consisting of 156 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships During Past Five Years
Neil A. Cotty 55 East 52nd Street New York, NY 10055 1954	Trustee	2016 to present	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	33 RICs consisting of 156 Portfolios	None

Dr. Matina S. Horner[4] 55 East 52nd Street New York, NY 10055 1939	Trustee	2009 to present	Executive Vice President, Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 156 Portfolios	NSTAR (electric and gas utility)

Rodney D. Johnson[5] 55 East 52nd Street New York, NY 10055 1941	Trustee	2009 to present	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 156 Portfolios	None

Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	2009 to present	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 156 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt[6] 55 East 52nd Street New York, NY 10055 1947	Trustee	2009 to present	Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Director, The West Penn Allegheny Health System (a not-for-profit health system) from 2008 to 2013; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 156 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)

Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	2009 to present	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	33 RICs consisting of 156 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships During Past Five Years
Mark Stalnecker 55 East 52nd Street New York, NY 10055 1951	Trustee	2015 to present	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee, Winterthur Museum and Country Estate since 2001; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System since 2009; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014.	33 RICs consisting of 156 Portfolios	None

Kenneth L. Urish[7] 55 East 52nd Street New York, NY 10055 1951	Trustee	2009 to present	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 156 Portfolios	None

Claire A. Walton 55 East 52nd Street New York, NY 10055 1957	Trustee	2016 to present	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group since 2009; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	33 RICs consisting of 156 Portfolios	None

Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee	2009 to present	Director, Alkon Corporation since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005 to 2013, Professor until 2013.	33 RICs consisting of 156 Portfolios	None

Interested Trustees[8]
Barbara G. Novick 55 East 52nd Street New York, NY 10055 1960	Trustee	2015 to present	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	108 RICs consisting of 231 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships During Past Five Years
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	Trustee, President and Chief Executive Officer	2015 to present (Trustee); 2010 to present (President and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	136 RICs consisting of 329 Portfolios	None

[1]	Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. The Board has unanimously approved extending the mandatory retirement age for David O. Beim and Matina S. Horner until December 31, 2016, which the Board believes is in the best interests of interestholders of the Fund.
[2]	In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. in December 2009, certain Independent Trustees were elected to the Trust’s Board. As a result, although the chart shows certain Independent Trustees as joining the Trust’s Board in 2009, those Independent Trustees first became members of the boards of other funds advised by BlackRock Advisors, LLC and its affiliates as follows: David O. Beim, 1998; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.
[3]	Chair of the Performance Oversight Committee.
[4]	Chair of the Governance Committee.
[5]	Chair of the Board.
[6]	Chair of the Compliance Committee.
[7]	Chair of the Audit Committee.
[8]	Ms. Novick and Mr. Perlowski are both “interested persons,” as defined in the Investment Company Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates.

Certain biographical and other information relating to the officers of the Trust is set forth below, including their addresses and year of birth, principal occupations for at least the last five years, length of time served, total number of registered investment companies and investment portfolios overseen in the BlackRock-advised Funds and any currently held public company and investment company directorships.

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships
Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	2009 to present	Managing Director of BlackRock, Inc. since 2000; Head of the Global Cash Group since 2013; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee since 2005.	24 RICs consisting of 136 Portfolios	None

Jennifer McGovern 55 East 52nd Street New York, NY 10055 1977	Vice President	2014 to present	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.	61 RICs consisting of 254 Portfolios	None

Neal J. Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	2009 to present	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.	136 RICs consisting of 329 Portfolios	None

Jay M. Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	2009 to present	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.	136 RICs consisting of 329 Portfolios	None

Charles Park 55 East 52nd Street New York, NY 10055 1967	Chief Compliance Officer	2014 to present	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.	141 RICs consisting of 657 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of BlackRock - Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	2012 to present	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares exchange-traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.	61 RICs consisting of 254 Portfolios	None

[1]	Officers of the Trust serve at the pleasure of the Board.

The Board of Trustees consists of fifteen individuals (each, a “Trustee”), thirteen of whom are not “interested persons” of MIP as defined in the 1940 Act (the “Independent Trustees”). The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds (the “Closed-End Complex”), two complexes of open-end funds (the “Equity-Liquidity Complex” and the “Equity-Bond Complex”) and one complex of exchange-traded funds (each, a “BlackRock Fund Complex”). MIP is included in the BlackRock Fund Complex referred to as the Equity-Liquidity Complex. The Trustees also oversee as board members the operations of the other open-end registered investment companies included in the Equity-Liquidity Complex. The address for each Trustee and officer is Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

The Board of Trustees has overall responsibility for the oversight of the MIP and the S&P 500 Index Master Portfolio (the “Portfolio”). The Chair of the Board is an Independent Trustee, and the Chair of each Board committee (each, a “Committee”) is an Independent Trustee. The Board has five standing Committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee. The role of the Chair of the Board is to preside at all meetings of the Board, and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chair of each Committee performs a similar role with respect to the Committee. The Chair of the Board or the Chair of a Committee may also perform such other functions as may be delegated by the Board or the Committee from time to time. The Independent Trustees meet regularly outside the presence of MIP management, in executive session or with other service providers to MIP and the Portfolio. The Board has regular meetings five times a year, and may hold special meetings if required before its next regular meeting. Each Committee meets regularly to conduct the oversight functions delegated to that Committee by the Board and reports its findings to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and to allocate areas of responsibility among Committees and the full Board to enhance effective oversight.

The Board has engaged BFA to manage the Portfolio on a day-to-day basis. The Board is responsible for overseeing BFA, other service providers, the operations of the Portfolio and associated risk in accordance with the provisions of the 1940 Act, state law, other applicable laws, MIP’s charter, and the Portfolio’s investment objectives and strategies. The Board reviews, on an ongoing basis, the Portfolio’s performance, operations, and investment strategies and techniques. The Board also conducts reviews of BFA and its role in running the operations of the Portfolio.

Day-to-day risk management with respect to the Portfolio is the responsibility of BFA or of subadvisers or other service providers (depending on the nature of the risk), subject to the supervision of BFA. The Portfolio is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by BFA and the subadvisers or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Portfolio. Risk oversight forms part of the Board’s general oversight of the Portfolio and is addressed as part of various Board and Committee activities. The Board, directly or through a Committee, also reviews reports from, among others, management, the independent registered public accounting firm for the Portfolio, subadvisers, and internal auditors for the investment adviser or its affiliates, as appropriate, regarding risks faced by the Portfolio and management’s or the service provider’s risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Portfolio’s activities and associated risks.

The Board has appointed a Chief Compliance Officer, who oversees the implementation and testing of the Portfolio’s compliance program and reports to the Board regarding compliance matters for the Portfolio and its service providers. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The members of the Audit Committee (the “Audit Committee”) are Kenneth L. Urish (Chair), Neil A. Cotty, Claire Walton, Mark Stalnecker and Frederick W. Winter, all of whom are Independent Trustees. The principal responsibilities of the Audit Committee are to approve and recommend to the full Board for approval, the selection, retention, termination and compensation of MIP’s independent registered public accounting firm (the “Independent Registered Public Accounting Firm”) and to oversee the Independent Registered Public Accounting Firm’s work. The Audit Committee’s responsibilities include, without limitation, to (1) evaluate the qualifications and independence of the Independent Registered Public Accounting Firm; (2) approve all audit engagement terms and fees for the Portfolio; (3) review the conduct and results of each independent audit of the Portfolio’s annual financial statements; (4) review any issues raised by the Independent Registered Public Accounting Firm or Portfolio management regarding the accounting or financial reporting policies and practices of the Portfolio and the internal controls of the Portfolio and certain service providers; (5) oversee the performance of the Portfolio’s Independent Registered Public Accounting Firm; (6) review and discuss with management and the Portfolio’s Independent Registered Public Accounting Firm the performance and findings of the Portfolio’s internal auditors; (7) discuss with Portfolio management its policies regarding risk assessment and risk management, as such matters relate to the Portfolio’s financial reporting and controls; (8) resolve any disagreements between Portfolio management and the Independent Registered Public Accounting Firm regarding financial reporting; and (9) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Audit Committee. The Board has adopted a written charter for the Audit Committee. During the fiscal year ended December 31, 2015, the Audit Committee met four times.

The members of the Governance and Nominating Committee (the “Governance Committee”) are Dr. Matina Horner (Chair), Susan J. Carter, Collette Chilton, Cynthia A. Montgomery, and Robert C. Robb, all of whom are Independent Trustees. The principal responsibilities of the Governance Committee are to (1) identify individuals qualified to serve as Independent Trustees of MIP and recommend Independent Trustee nominees for election by interest holders or appointment by the Board; (2) advise the Board with respect to Board composition, procedures and committees (other than the Audit Committee); (3) oversee periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (4) review and make recommendations regarding Independent Trustee compensation; (5) monitor corporate governance matters and develop appropriate recommendations to the Board; (6) act as the administrative committee with respect to Board policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to Independent Trustees; and (7) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Governance Committee. The Governance Committee may consider nominations for the office of Trustee made by Portfolio interest holders as it deems appropriate. Portfolio interest holders who wish to recommend a nominee should send nominations to the Secretary of MIP that include biographical information and set forth the qualifications of the proposed nominee. The Board has adopted a written charter for the Governance Committee. During the fiscal year ended December 31, 2015, the Governance Committee met four times.

The members of the Compliance Committee (the “Compliance Committee”) are Joseph P. Platt, Jr. (Chair), Neil A. Cotty, Cynthia A. Montgomery, Claire A. Walton and Robert C. Robb, Jr., all of whom are Independent Trustees. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee regulatory and fiduciary compliance matters involving MIP, the Portfolio-related activities of BFA and MIP’s third party service providers. The Compliance Committee’s responsibilities include, without limitation, to (1) oversee the compliance policies and procedures of MIP and its service providers and recommend changes or additions to such policies and procedures; (2) review information on and, where appropriate recommend policies concerning, MIP’s compliance with applicable law; (3) review reports from, oversee the annual performance review of, and make certain recommendations and determinations regarding the MIP’s Chief Compliance Officer (“CCO”), including determining the amount and structure of the CCO’s compensation and recommending such amount and structure to the full Board for approval and ratification; and (4) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Compliance Committee. The Board has adopted a written charter for the Compliance Committee. During the fiscal year ended December 31, 2015, the Compliance Committee met four times.

The members of the Performance Oversight and Contract Committee (the “Performance Oversight Committee”) are David O. Beim (Chair), Susan J. Carter, Collette Chilton, Mark Stalnecker and Frederick W. Winter, all of whom are Independent Trustees. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee the Portfolio’s investment performance relative to its agreed-upon performance objectives and to assist the Independent Trustees in their consideration of investment advisory agreements. The Performance Oversight Committee’s responsibilities include, without limitation, to (1) review information on and make recommendations to the full Board in respect of, each the Portfolio’s investment objectives, policies and practices; (2) review information on the Portfolio’ investment performance; (3) review information on appropriate benchmarks and competitive universes and unusual or exceptional investment matters; (4) review personnel and other resources devoted to management of the Portfolio and evaluate the nature and quality of information furnished to the Performance Oversight Committee; (5) recommend any required action regarding changes in fundamental and non-fundamental investment policies and restrictions, fund mergers or liquidations; (6) request and review information on the nature, extent and quality of services provided to the interest holders; (7) make recommendations to the Board concerning the approval or renewal of investment advisory agreements; and (8) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Performance Oversight Committee. The Board has adopted a written charter for the Performance Oversight Committee. During the fiscal year ended December 31, 2015, the Performance Oversight Committee met four times.

The members of the Executive Committee (the “Executive Committee”) are Rodney D. Johnson (chair) and Dr. Martina S. Horner, both of whom are Independent Trustees, and Barbara G. Novick, who serves as an interested Trustee. The principal responsibilities of the Executive Committee are to (1) act on routine matters between meetings of the Board; (2) act on such matters as may require urgent action between meetings of the Board; and (3) exercise such other authority as may from time to time be delegated to the Executive Committee by the Board. The Board has adopted a written charter for the Executive Committee. During the fiscal year ended December 31, 2015, the Executive Committee held no formal meetings. The Executive Committee met informally numerous times throughout the fiscal year.

The Governance Committee has adopted a statement of policy that describes the experience, qualifications, skills and attributes that are necessary and desirable for potential Independent Trustee candidates (the “Statement of Policy”). The Board believes that each Independent Trustee satisfied, at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. Furthermore, in determining that a particular Independent Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Independent Trustees have balanced and diverse experience, skills, attributes and qualifications, which allow the Board to operate effectively in governing MIP and protecting the interests of interest holders. Among the attributes common to all Independent Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with MIP’s investment adviser, sub-advisers, other service providers, counsel and Independent Registered Public Accounting Firm, and to exercise effective business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Trust and the other funds in the BlackRock Fund Complexes (and any predecessor funds), other investment funds, public companies, non-profit entities or other organizations; ongoing commitment to and participation in Board and Committee meetings, as well as his or her leadership of standing and ad hoc committees throughout the years; or other relevant life experiences.

The table below discusses some of the experiences, qualifications and skills of each of the Trustees that support the conclusion that each Trustee should serve (or continue to serve) on the Board.

Trustees	Experience, Qualifications and Skills
Independent Trustees
David O. Beim	David O. Beim has served for over 16 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy Merrill Lynch Investment Managers, L.P. (“MLIM”) funds. Mr. Beim has served as a professor of finance and economics at the Columbia University Graduate School of Business since 1991 and has taught courses on corporate finance, international banking and emerging financial markets. The Board benefits from the perspective and background gained by his almost 20 years of academic experience. He has published numerous articles and books on a range of topics, including, among others, banking and finance. In addition, Mr. Beim spent 25 years in investment banking, including starting and running the investment banking business at Bankers Trust Company.

Trustees	Experience, Qualifications and Skills
Susan J. Carter	Susan J. Carter recently joined as a member of the boards of the funds in the Equity-Liquidity Complex. She has over 35 years of experience in investment management. She has served as President & Chief Executive Officer of Commonfund Capital, Inc. (“CCI”), a registered investment adviser focused on non-profit investors, from 1997 to 2013, Chief Executive Officer of CCI from 2013 to 2014 and Senior Advisor to CCI in 2015. Ms. Carter currently serves as director to Pacific Pension Institute, Advisory Board Member for the Center for Private Equity and Entrepreneurship at Tuck School of Business, Advisory Board Member for Girls Who Invest and Advisory Board Member for Bridges Ventures. These positions have provided her with insight and perspective on the markets and the economy. The Board expects to benefit from this knowledge and experience.

Collette Chilton	Collette Chilton recently joined as a member of the boards of the funds in the Equity-Liquidity Complex. Ms. Chilton has over 20 years of experience in investment management. She has held the position of Chief Investment Officer of Williams College since October 2006. Prior to that she was President and Chief Investment Officer of Lucent Asset Management Corporation, where she oversaw approximately $40 billion in pension and retirement savings assets for the company. These positions have provided her with insight and perspective on the markets and the economy. The Board benefits from this knowledge and experience.

Neil A. Cotty	Neil A. Cotty recently joined as a member of the boards of the funds in the Equity-Liquidity Complex. He has more than 30 years of experience in the financial services industry, including 19 years at Bank of America Corporation and its affiliates, where he served, at different times, as the Chief Financial Officer of various businesses including Investment Banking, Global Markets, Wealth Management and Consumer and also served ten years as the Chief Accounting Officer for Bank of America Corporation. The Board expects to benefit from his knowledge and experience.

Dr. Matina S. Horner	Dr. Matina S. Horner has served for over ten years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. The Board benefits from her prior service as Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund, which provided Dr. Horner with management and corporate governance experience. In addition, Dr. Horner served as a professor in the Department of Psychology at Harvard University and served as President of Radcliffe College for 17 years. Dr. Horner also served on various public, private and non-profit boards.

Rodney D. Johnson	Rodney D. Johnson has served for over 20 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. He has over 25 years of experience as a financial advisor covering a range of engagements, which has broadened his knowledge of and experience with the investment management business. Prior to founding Fairmount Capital Advisors, Inc., Mr. Johnson served as Chief Financial Officer of Temple University for four years. He served as Director of Finance and Managing Director, in addition to a variety of other roles, for the City of Philadelphia, and has extensive experience in municipal finance. Mr. Johnson was also a tenured associate professor of finance at Temple University and a research economist with the Federal Reserve Bank of Philadelphia.

Cynthia A. Montgomery	Cynthia A. Montgomery has served for over 20 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy MLIM funds. The Board benefits from Ms. Montgomery’s more than 20 years of academic experience as a professor at Harvard Business School where she taught courses on corporate strategy and corporate governance. Ms. Montgomery also has business management and corporate governance experience through her service on the corporate boards of a variety of public companies. She has also authored numerous articles and books on these topics.

Joseph P. Platt	Joseph P. Platt has served for over 15 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. Mr. Platt currently serves as general partner at Thorn Partners, LP, a private investment company. Prior to his joining Thorn Partners, LP, he was an owner, director and executive vice president with Johnson and Higgins, an insurance broker and employee benefits consultant. He has over 25 years of experience in the areas of insurance, compensation and benefits. Mr. Platt also serves on the boards of public, private and non-profit companies.

Trustees	Experience, Qualifications and Skills
Robert C. Robb, Jr.	Robert C. Robb, Jr. has served for over 15 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. Mr. Robb has over 30 years of experience in management consulting and has worked with many companies and business associations located throughout the United States, including being a former director of PNC Bank Board and a former director of Brinks, Inc. Mr. Robb brings to the Board a wealth of practical business experience across a range of industries.

Mark Stalnecker	Mark Stalnecker recently joined as a member of the boards of the funds in the Equity-Liquidity Complex. Mr. Stalnecker has gained a wealth of experience in investing and asset management from his over 13 years of service as the Chief Investment Officer of the University of Delaware as well as from his various positions with First Union Corporation, including Senior Vice President and State Investment Director of First Investment Advisors. The Board benefits from his experience and perspective as the Chief Investment Officer of a university endowment and from the oversight experience he gained from service on various private and non-profit boards.

Kenneth L. Urish	Kenneth L. Urish has served for over 15 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. He has over 30 years of experience in public accounting. Mr. Urish has served as a managing member of an accounting and consulting firm. Mr. Urish has been determined by the Audit Committee to be an audit committee financial expert, as such term is defined in the applicable Commission rules.

Claire A. Walton	Claire A. Walton recently joined as a member of the boards of the funds in the Equity-Liquidity Complex. She has over 25 years of experience in investment management. She has served as the Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015, an investment manager that specialized in long/short non-U.S. equity investments, and has been an owner and General Partner of Neon Liberty Capital Management, LLC since 2003, a firm focusing on long/short equities in global emerging and frontier markets. These positions have provided her with insight and perspective on the markets and the economy. The Board expects to benefit from this knowledge and experience.

Frederick W. Winter	Frederick W. Winter has served for over 15 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. The Board benefits from Mr. Winter’s years of academic experience, having served as a professor and dean emeritus of the Joseph M. Katz Graduate School of Business at the University of Pittsburgh since 2005, and dean thereof from 1997 to 2005. He is widely regarded as a specialist in marketing strategy, marketing management, business-to-business marketing and services marketing. He has also served as a consultant to more than 50 different firms.
Interested Trustees
Barbara G. Novick	Barbara G. Novick recently joined as a member of the boards of the funds in the Equity-Liquidity Complex. Ms. Novick has extensive experience in the financial services industry, including more than 26 years with BlackRock. Ms. Novick currently is a member of BlackRock’s Global Executive, Global Operating and Corporate Risk Management Committees and chairs BlackRock’s Government Relations Steering Committee. For the first twenty years at BlackRock, Ms. Novick oversaw global business development, marketing and client service across equity, fixed income, liquidity, alternative investment and real estate products, and in her current role, heads BlackRock’s efforts globally on government relations and public policy. Prior to joining BlackRock, Ms. Novick was Vice President of the Mortgage Products Group at the First Boston Corporation and prior to that, was with Morgan Stanley. The Board benefits from Ms. Novick’s wealth of experience and long history with BlackRock and BlackRock’s management practices, investment strategies and products, which stretches back to BlackRock’s founding in 1988.

John M. Perlowski	John M. Perlowski recently joined as a member of the boards of the funds in the Equity-Liquidity Complex. Mr. Perlowski’s experience as Managing Director of BlackRock, Inc. since 2009, as the Head of BlackRock Global Fund Services since 2009, and as President and Chief Executive Officer of the BlackRock-advised Funds provides him with a strong understanding of the BlackRock-advised Funds, their operations, and the business and regulatory issues facing the BlackRock-advised Funds. Mr. Perlowski’s prior position as Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, and his former service as Treasurer and Senior Vice President of the Goldman Sachs Mutual Funds and as Director of the Goldman Sachs Offshore Funds provides the Board with the benefit of his experience with the management practices of other financial companies.

Ownership of Securities of Certain Entities. The Independent Trustees and their immediate family members, as of December 31, 2015, did not own any securities of BFA or any entity controlling, controlled by, or under common control with BFA or any of its affiliates as of such date, unless noted above.

Compensation of Trustees. Each Trustee who is an Independent Trustee is paid as compensation an annual retainer of $275,000 per year for his or her services as board member of the BlackRock-advised Funds in the Equity Liquidity-Complex, including the Trust and Master Investment Portfolio, and a $15,000 board meeting fee to be paid for each in-person board meeting attended (and may receive a $5,000 board meeting fee for telephonic attendance at board meetings), for up to five board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case-by-case basis), together with out-of-pocket expenses in accordance with a board policy on travel and other business expenses relating to attendance at meetings. Each Independent Trustee receives $10,000 per year for each standing Committee on which he or she serves for up to two standing Committee assignments but is not paid this amount for serving on a Committee which he or she chairs. The Chair of the Boards is paid an additional annual retainer of $120,000. The Chair of the Audit Committee is paid an additional annual retainer of $40,000, and the Chairs of the Compliance Committees, Governance Committees and Performance Oversight Committees are each paid an additional annual retainer of $30,000.

The following table sets forth the compensation MIP paid the Trustees on behalf of the Master Portfolio for the fiscal year ended December 31, 2015 and the aggregate compensation paid to them by all BlackRock-advised Funds for the calendar year ended December 31, 2015.

Trustees	S&P 500 Index Master Portfolio	Estimates Annual Benefits	Aggregate Compensation from the Master Portfolio and Other BlackRock- Advised Funds[1]
Independent Trustees
David O. Beim[2]	$11,894	None	$355,000
Susan J. Carter[3]	None	None	None
Colette Chilton	$11,519	None	$345,000
Neil A. Cotty[3]	None	None	None
Frank J. Fabozzi[4]	$11,519	None	$668,438
Dr. Martina S. Horner[5]	$11,894	None	$355,000
Rodney D. Johnson[6]	$15,640	None	$455,000
Herbert I. London[7]	$11,519	None	$345,000
Ian M. MacKinnon[8]	$8,438	None	$251,250
Cynthia A. Montgomery	$11,519	None	$345,000
Joseph P. Platt[9]	$11,894	None	$355,000
Robert C. Robb, Jr.	$11,519	None	$345,000
Toby Rosenblatt[7]	$11,519	None	$345,000
Mark Stalnecker	$11,519	None	$345,000
Kenneth L. Urish[10]	$12,173	None	$355,000
Claire A. Walton[3]	None	None	None
Frederick W. Winter	$11,519	None	$345,000

Interested Trustees
Barbara G. Novick	None	None	None
John M. Perlowski[11]	None	None	None

[1]	For the number of BlackRock-advised Funds and Portfolios from which each Trustee receives compensation, see the Biographical Information chart earlier in this SAI.
[2]	Chair of the Performance Oversight Committee
[3]	Each of Mses Carter and Walton and Mr. Cotty was elected to serve as Trustees of the Trust and MIP effective February 8, 2016.
[4]	Mr. Fabozzi resigned as a Trustee of the Trust and MIP effective February 5, 2016. It is anticipated that after his resignation, Mr. Fabozzi will serve as a consultant to the Board through the first quarter of 2016, and will receive a fee for such services. Mr. Fabozzi will continue as a board member of the funds in the Closed-End Complex.
[5]	Chair of the Governance Committee
[6]	Chair of the Board
[7]	Messrs. London and Rosenblatt retired as Trustees of the Trust effective December 31, 2015. Messrs. London and Rosenblatt also retired as directors or trustees of all other BlackRock-advised Funds effective December 31, 2015.
[8]	Mr. MacKinnon resigned as a Trustee of the Trust effective May 18, 2015. Mr. MacKinnon also resigned as a director or trustee of all other BlackRock-advised Funds effective May 18, 2015.
[9]	Chair of the Compliance Committee
[10]	Chair of the Audit Committee
[11]	Mr. Perlowski was appointed to serve as a Trustee of the Trust effective September 25, 2015.

MASTER/FEEDER STRUCTURE

The Stock Index Fund seeks to achieve its investment objective by investing its investable assets in the Master Portfolio, a series of MIP. In other words, the Stock Index Fund is a “feeder fund” into the Master Portfolio. If another feeder fund or other investor withdraws its investment from the Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that may be available through investment in the Master Portfolio may not be fully achieved. The Stock Index Fund may withdraw its investment in the Master Portfolio only if the Funds’ Board of Directors determines that such action is in the best interests of the Stock Index Fund and its shareholders. Prior to any such withdrawal, the Board of Directors would consider alternative investments, including investing all of the Stock Index Fund’s assets in another investment company with substantially the same investment objective as the Fund or hiring an investment adviser to manage the Fund’s assets in accordance with the investment policies described above with respect to the Fund and the Master Portfolio.

The fundamental policies of the Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio’s outstanding interests. Whenever the Stock Index Fund, as an interestholder of the Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund either will hold a meeting of its shareholders to consider such matters and cast its votes in proportion to the votes received from its shareholders (shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders) or cast its votes, as an interestholder of the Master Portfolio, in proportion to the votes received by the Master Portfolio from all other interestholders of the Master Portfolio.

Certain policies of the Master Portfolio that are non-fundamental may be changed by the vote of a majority of MIP’s Trustees without interestholder approval. If the Master Portfolio’s investment objective or fundamental or non-fundamental policies are changed, the Stock Index Fund may elect to change its investment objective or policies to correspond to those of the Master Portfolio. The Stock Index Fund also may elect to redeem its interests from the Master Portfolio and either seek a new investment company with a matching investment objective in which to invest or retain its own investment adviser to manage its portfolio in accordance with its investment objective. In the latter case, the Stock Index Fund’s inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders’ investments in the Fund. The Stock Index Fund will provide shareholders with written notice 30 days prior to the implementation of any change in the investment objective of the Fund or the Master Portfolio, to the extent possible.

CODE OF ETHICS

Homestead Funds, RE Advisers, and RE Investment, as well as T. Rowe Price, Harding Loevner and MIP, each have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that, subject to certain restrictions and provisions, permits their personnel to invest in securities, including securities that may be purchased or held by the Funds or the Master Portfolio, respectively.

PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting of the Funds

The Board of Directors on behalf of Homestead Funds has delegated proxy voting responsibility for securities held by the Funds to RE Advisers as part of its management and administration of the Funds. Except with respect to the International Equity Fund and the Growth Fund, RE Advisers will vote such proxies in accordance with its proxy voting policies and procedures, which are included in Appendix B, subject to the Board’s continuing oversight.

Pursuant to the subadvisory agreement between RE Advisers and T. Rowe Price, T. Rowe Price will vote proxies for the Growth Fund in accordance with its proxy voting policies and procedures, which are included in Appendix C, subject to the oversight of RE Advisers and the Board. Pursuant to the subadvisory agreement between RE Advisers and Harding Loevner, Harding Loevner will vote proxies for the International Equity Fund in accordance with its proxy voting policies and procedures, which are included in Appendix D, subject to the oversight of RE Advisers and the Board.

Information regarding how the Funds voted proxies relating to their portfolio securities during the most recent 12-month period ending June 30 is available (1) without charge, upon request, by calling toll free 800.258.3030 or (2) by accessing the Funds’ Form N-PX on the SEC’s website at sec.gov.

Proxy Voting Policies of the Master Portfolio

The Board of Trustees of MIP has delegated the voting of proxies for the Master Portfolio’s securities to BFA pursuant to MIP’s proxy voting guidelines. Under these guidelines, BFA will vote proxies related to the securities held by the Master Portfolio in the best interests of the Master Portfolio and its stockholders.

BFA maintains policies and procedures that are designed to prevent undue influence on BFA’s proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and BFA, BFA’s affiliates, MIP’s affiliates. Some of the steps BFA has taken to prevent conflicts include, but are not limited to:

•	BFA has adopted a proxy voting oversight structure whereby the Corporate Governance Committees oversee the voting decisions and other activities of the Corporate Governance Group, and particularly its activities with respect to voting in the relevant region of each Corporate Governance Committee’s jurisdiction.

•	The Corporate Governance Committees have adopted Guidelines for each region, which set forth the firm’s views with respect to certain corporate governance and other issues that typically arise in the proxy voting context. The Corporate Governance Committees receive periodic reports regarding the specific votes cast by the Corporate Governance Group and regular updates on material process issues, procedural changes and other matters of concern to the Corporate Governance Committees.

•	BlackRock’s Global Corporate Governance Oversight Committee oversees the Global Head, the Corporate Governance Group and the Corporate Governance Committees. The Global Corporate Governance Oversight Committee conducts a review, at least annually, of the proxy voting process to ensure compliance with BFA’s risk policies and procedures.

•	BFA maintains a reporting structure that separates the Global Head and Corporate Governance Group from employees with sales responsibilities. In addition, BFA maintains procedures intended to ensure that all engagements with corporate issuers or dissident shareholders are managed consistently and without regard to BFA’s relationship with the issuer of the proxy or dissident shareholder. Within the normal course of business, the Global Head or Corporate Governance Group may engage directly with BFA clients, and with employees with sales responsibilities, in discussions regarding general corporate governance policy matters, and to otherwise ensure that proxy-related client service levels are met. The Global Head or Corporate Governance Group does not discuss any specific voting matter with a client prior to the disclosure of the vote decision to all applicable clients after the shareholder meeting has taken place, except if the client is acting in the capacity as issuer of the proxy or dissident shareholder and is engaging through the established procedures independent of the client relationship.

•	In certain instances, BFA may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BFA with instructions as to how to vote such proxies. In the latter case, BFA votes the proxy in accordance with the independent fiduciary’s determination. Use of an independent fiduciary has been adopted for voting the proxies related to any company that is affiliated with BFA or any company that includes BFA employees on its board of directors.

A copy of MIP’s Proxy Voting Policies is attached as Appendix E.

Information on how the Master Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at blackrock.com and (ii) on the SEC’s website at sec.gov.

PRINCIPAL HOLDERS OF SECURITIES

Set forth below is certain information with respect to those shareholders of Homestead Funds who owned of record 5% or more of the outstanding shares of a Fund on August 31, 2016.

FUND NAME	NAME AND ADDRESS	PERCENT OF FUND
Value Fund	Pershing, LLC[1] Jersey City, NJ 07303-2052	20.85%

Small-Company Stock Fund	Charles Schwab & Co, Inc. for the Exclusive Benefit of Our Customers [2] San Francisco, CA 94104-4151	32.98%

	National Financial Services LLC for the Exclusive Benefit of Our Customers [2] New York, NY 10281	15.30%

	TD Ameritrade Inc. for the Exclusive Benefit of Our Clients [2] Omaha, NE 68103-2226	13.10%

	Pershing, LLC[2] Jersey City, NJ 07303-2052	14.96%

International Equity Fund	Oklahoma Electric Cooperative Norman, OK 73030-1208	5.01%

[1]	The Fund’s shares are sold through channels including broker-dealer intermediaries that may establish single, omnibus accounts with the Fund’s transfer agent. The beneficial owners of these shares are the individual and other investors who maintain accounts within these broker-dealer intermediaries.

MANAGEMENT OWNERSHIP

As of August 31, 2016, Directors and officers of the Funds as a group owned 1.32% of the outstanding shares of the International Equity Fund. They owned less than 1% of the outstanding shares of all of the other Funds.

INVESTMENT MANAGEMENT AND OTHER SERVICES

RE Advisers

RE Advisers, 4301 Wilson Boulevard, Arlington, VA 22203, serves as investment manager of the Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Value Fund, Growth Fund, Small-Company Stock Fund and International Equity Fund pursuant to separate Investment Management Agreements that have been approved by the Board of Directors of Homestead Funds, including a majority of Independent Directors. RE Advisers was launched in 1990 and, as of December 31, 2015, managed approximately $3.17 billion for mutual funds and private advisory clients. The directors and the principal executive officers of RE Advisers are Stephen J. Kaszynski, Amy DiMauro, Martin J. Lowery, Cynthia L. Dove, Danielle C. Sieverling and Kelly Whetstone.

RE Advisers is a direct subsidiary of RE Investment, which is a wholly-owned subsidiary of NRECA United, Inc., a holding company organized and wholly owned by NRECA to hold stock of certain NRECA subsidiaries.

In addition to the duties set forth in the prospectus, RE Advisers, in furtherance of such duties and responsibilities, is authorized and has agreed to provide or perform the following functions: (1) formulate and implement a continuing investment program for use in managing the assets and resources of each Fund in a manner consistent with each Fund’s investment objectives, strategies, policies and restrictions, which program may be amended and updated from time to time to reflect changes in financial and economic conditions; (2) make all determinations with respect to the investment of each Fund’s assets in accordance with (a) applicable law, (b) each Fund’s investment objectives, strategies, policies and restrictions as provided in Homestead Funds’ prospectus and SAI, as amended from time to time, (c) provisions of the Code relating to regulated investment companies, and (d) such other limitations as the Board of Directors of Homestead Funds may impose by written notice; (3) make all determinations as to the purchase or sale of portfolio securities, including advising the Board of Directors as to certain matters involving each Fund’s portfolio securities that are not in the nature of investment decisions; (4) buy, sell, exchange, convert for each Fund’s use, and otherwise trade in portfolio securities and other assets; (5) furnish to the Board of Directors periodic reports concerning RE Advisers’ economic outlook and investment strategy, as well as information concerning each Fund’s portfolio activity and investment performance; (6) select the broker-dealers, underwriters, or issuers to be used, place orders for the execution of portfolio transactions with such broker-dealers, underwriters or issuers, and negotiate the commissions (if any) for the execution of transactions in securities with or through such broker-dealers, underwriters or issuers selected by RE Advisers; (7) obtain and evaluate business and financial information in connection with the exercise of its duties; (8) determine the quality of the Daily Income Fund’s portfolio; (9) determine the creditworthiness of the issuers, obligors, or guarantors of portfolio securities; and (10) evaluate the creditworthiness of any entities with which the Funds propose to engage in repurchase transactions. With respect to the Growth Fund and the International Equity Fund, RE Advisers also is authorized to (1) supervise and monitor the investment activities of any subadviser approved for a Fund by the Board and (2) delegate all or any portion of its responsibilities under an Investment Management Agreement with a Fund to one or more subadvisers subject to the supervision and oversight of RE Advisers and the Board.

In addition, RE Advisers has agreed to provide, or arrange for a related company to provide, a number of administrative services to Homestead Funds (including the Stock Index Fund, with which RE Advisers has an administration agreement with Homestead Funds on behalf of) including: maintenance of the Funds’ corporate existence and corporate records; maintenance of the registration and qualification of each Fund’s shares under federal and state law; coordination and supervision of the financial, accounting and administrative functions for each Fund; selection, coordination of the activities of, supervision and service as liaison with various agents and other parties employed by the Funds (e.g., custodian, transfer agent, accountants and attorneys); and assistance in the preparation and development of all shareholder communications and reports. RE Advisers also will furnish to or place at the disposal of the Funds such information, reports, evaluations, analyses and opinions as the Funds may, from time to time, reasonably request or which RE Advisers believes would be helpful to the Funds.

Under Master Services Agreements by and between NRECA and RE Advisers and by and between NRECA and RE Investment, NRECA has agreed to provide compliance and finance personnel, property and services to RE Investment and RE Advisers. Additionally, RE Advisers pursuant to a Master Services Agreement with RE Investment has agreed to provide qualified personnel as requested by RE Investment to carry out its respective corporate functions and contractual obligations in connection with its role as the principal underwriter and distributor of Homestead Funds. RE Advisers has agreed to provide, without cost to Homestead Funds, persons (who are directors, officers, or employees of RE Advisers) to serve as directors, officers, or members of any committees of the Board of Directors of Homestead Funds. As between Homestead Funds and RE Advisers, RE Advisers has agreed to pay all necessary salaries, expenses and fees, if any, of the directors, officers and employees of Homestead Funds who are employed by RE Advisers.

As compensation for its services and for the expenses which it assumes, the Funds pay RE Advisers, on a monthly basis, an investment management fee based on each Fund’s average daily net assets at the following annualized rates:

Daily Income Fund	.50% of average daily net assets

Short-Term Government Securities Fund	.45% of average daily net assets

Short-Term Bond Fund	.60% of average daily net assets

Value Fund	.65% of average daily net assets up to $200 million; .50% of average daily net assets up to the next $200 million; and .40% of average daily net assets in excess of $400 million

Growth Fund	.65% of average daily net assets up to $250 million; and .60% of average daily net assets over $250 million

Small-Company Stock Fund	.85% of average daily net assets up to $200 million; and .75% of average daily net assets in excess of $200 million

International Equity Fund	.75% of average daily net assets up to $300 million; .65% of average daily net assets up to the next $100 million; .55% of average daily net assets up to the next $100 million and .50% of average net assets in excess of $500 million

As compensation for its services and for the expenses which it assumes, the Stock Index Fund pays RE Advisers, on a monthly basis, an administration fee at an annualized rate of .25% of the Fund’s average daily net assets.

The management fees or administration fees before waivers, charged by RE Advisers to each Fund during the three years ended December 31, 2015, 2014 and 2013 were as follows:

Fund	2015	2014	2013
Daily Income Fund	$942,628	$1,049,974	$1,038,445
Short-Term Government Securities Fund	$338,226	$371,542	$408,494
Short-Term Bond Fund	$3,357,408	$3,340,681	$2,869,281
Stock Index Fund(1)	$289,108	$271,279	$219,098
Value Fund	$4,417,711	$4,192,598	$3,563,379
Growth Fund	$694,621	$545,178	$355,633
Small-Company Stock Fund	$9,054,531	$7,261,337	$4,777,877
International Equity Fund	$1,530,297	$1,643,567	$1,431,337

(1)	Administration fees paid to RE Advisers.

The Funds have entered into a contractual Expense Limitation Agreement with RE Advisers. The Expense Limitation Agreement provides that to the extent that the annual operating expenses incurred by a Fund through April 30, 2018, exceed: .80% of the Daily Income Fund’s and Short-Term Bond Fund’s average daily net assets; .75% of the Short-Term Government Securities Fund’s and Stock Index Fund’s average daily net assets; 1.25% of the Value Fund’s average daily net assets; .95% of the Growth Fund’s average daily net assets; 1.50% of the Small-Company Stock Fund’s average daily net assets; and .99% of the International Equity Fund’s average daily net assets (the “Operating Expense Limit”), such excess amount will be the liability of RE Advisers. To determine RE Advisers’ liability for each Fund’s expenses, the actual expenses of each Fund will be compared to the Operating Expense Limit. If a Fund’s year to date operating expenses for any month exceed the year to date Operating Expense Limit, RE Advisers shall first waive or reduce its investment management or administration fee for such month, as appropriate, to the extent necessary to reduce the amount of the operating expense to the amount of the Operating Expense Limit. In the event the excess amount exceeds the amount of the investment management fee for the month, RE Advisers, in addition to waiving its entire investment management fee for such month, shall also assume as its own expense and reimburse each Fund for the difference between the excess amount and the investment management or administration fee; provided, however, that an adjustment, if necessary, will be made on or before the last day of the first month of the next succeeding fiscal year, if the annual operating expenses for the fiscal year do not exceed the Operating Expense Limit.

Additionally, for the Daily Income Fund, in light of current economic and market conditions, which became effective on August 14, 2009, RE Advisers has implemented a voluntary fee waiver and expense reimbursement arrangement. Under this voluntary arrangement, RE Advisers has agreed to waive fees or reimburse expenses to assist the Daily Income Fund in attempting to maintain a positive yield. There is no guarantee that the Daily Income Fund will maintain a positive yield. This voluntary arrangement, which is in addition to the contractual waiver already in place with respect to the Daily Income Fund, may be revised, discontinued or re-continued at any time.

The management fees or administration fees waived by RE Advisers for each Fund during the three years ended December 31, 2015, 2014 and 2013 were as follows:

Fund	2015	2014	2013
Daily Income Fund(1)	$942,628	$1,049,974	$1,038,445
Short-Term Government Securities Fund	$0	$0	$0
Short-Term Bond Fund	$0	$0	$0
Stock Index Fund	$0	$0	$0
Value Fund	$0	$0	$0
Growth Fund	$0	$20,195	$47,401
Small-Company Stock Fund	$0	$0	$0
International Equity Fund	$274,933	$0	$0

(1)	During the years ended December 31, 2015, 2014 and 2013, RE Advisers reimbursed Daily Income Fund $86,444, $150,822 and $110,249, respectively, in addition to waiving the entire management fee.

T. ROWE PRICE

T. Rowe Price, located at 100 East Pratt Street, Baltimore, Maryland 21202, serves as the subadviser to the Growth Fund. T. Rowe Price, a global investment management firm founded in 1937 by Thomas Rowe Price, offers individuals and institutions around the world investment management guidance and expertise. As of December 31, 2015, T. Rowe Price managed over $763.1 billion in assets.

Pursuant to a subadvisory agreement with RE Advisers, T. Rowe Price furnishes a continuous investment program for the Growth Fund and manages the Fund’s portfolio on a day-to-day basis, subject to the supervision of RE Advisers and the Board. For its subadvisory services to the Fund, RE Advisers has agreed to pay T. Rowe Price a fee calculated using the monthly rates below, applied to the net assets of the Growth Fund:

.50% of the first $50 million;*

.40% of the next $50 million;

.40% on all assets when assets exceed $100 million; and

.375% on assets above $250 million.

*	T. Rowe Price has contractually agreed to waive the first breakpoint of .50% until the Fund’s net assets reach the next breakpoint.

For the fiscal years ended December 31, 2015, 2014 and 2013, RE Advisers paid T. Rowe Price subadvisory fees of $426,877, $335,911 and $218,851, respectively.

HARDING LOEVNER LP

Effective January 15, 2016, Harding Loevner, LP (“Harding Loevner”) commenced serving as subadviser to the International Equity Fund. Harding Loevner is an asset management firm founded in 1989 and located at 400 Crossing Boulevard, 4th Floor, Bridgewater, NJ 08807. As of December 31, 2015, Harding Loevner managed $38 billion in assets.

Pursuant to a subadvisory agreement with RE Advisers, Harding Loevner furnishes a continuous investment program for the Fund and manages the Fund’s portfolio on a day-to-day basis, subject to the supervision of RE Advisers and the Board. For its subadvisory services to the Fund, RE Advisers has agreed to pay Harding Loevner a fee calculated using the monthly rates below, applied to the net assets of the International Equity Fund:

.55% of the first $100 million; and

.50% on assets above $100 million.

Harding Loevner started advising the Fund in January 2016. Accordingly, RE Advisers did not pay any subadvisory fees to Harding Loevner in any of the previous three fiscal years.

SSGA FM

SSGA Funds Management, Inc. (“SSGA FM”), located at State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900, served as the interim subadviser to the International Equity Fund through January 8, 2016. SSGA FM is a wholly owned subsidiary of State Street Corporation. SSGA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corporation. As of December 31, 2015, SSGA FM managed approximately $384.95 billion in assets and SSGA managed approximately $2.24 trillion in assets.

SSGA FM started advising the Fund in September 2015. For the fiscal year ended December 31, 2015, RE Advisers paid SSGA FM subadvisory fees of $25,130.

MERCATOR ASSET MANAGEMENT, L.P.

Mercator Asset Management, L.P. (“Mercator”) served as subadviser to the International Equity Fund until September 7, 2015. Mercator is an asset management firm founded in 1984 and located at Boca Center, 5200 Town Center Circle, Suite 550, Boca Raton, Florida 33486. For the fiscal years ended December 31, 2015, 2014 and 2013, RE Advisers paid Mercator subadvisory fees of $699,392, $954,196 and $894,321, respectively.

BFA

The investment adviser to the Master Portfolio is BFA. BFA is a wholly-owned subsidiary of BlackRock, Inc. Pursuant to an investment advisory contract (“Advisory Contract”) with the Master Portfolio, BFA provides investment guidance and policy direction in connection with the management of the Master Portfolio’s assets. Pursuant to the Advisory Contract, BFA furnishes to MIP’s Board of Trustees periodic reports on the investment strategy and performance of the Master Portfolio. The Advisory Contract is required to be approved annually by (i) MIP’s Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting interests of the Master Portfolio, provided that in either event the continuance also is approved by a majority of MIP’s Board of Trustees who are not “interested persons” (as defined in the 1940 Act) of MIP or BFA, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Contract is terminable without penalty, on 60 days written notice by MIP’s Board of Trustees or by vote of a majority of the interestholders in the Master Portfolio or, on not less than 60 days written notice, by BFA. The Advisory Contract will terminate automatically if assigned.

Effective as of April 30, 2015, BFA is entitled to receive monthly fees at the annual rate of 0.04% of the average daily net assets of the Master Portfolio as compensation for its advisory services to the Master Portfolio. The Advisory Contract provides that the advisory fee is accrued daily and paid monthly. This advisory fee is an expense of the Master Portfolio borne proportionately by its interestholders, such as the Stock Index Fund. Prior to April 30, 2015, BFA received monthly fees at the annual rate 0.05% of the average daily net assets of the Master Portfolio as compensation for its advisory services to the Master Portfolio.

For the fiscal years ended December 31, 2015, 2014 and 2013, BFA received investment advisory fees from the Master Portfolio of $2,485,388, $2,482,149 and $1,830,937, respectively.

A proportionate share of the fees and expenses of the Independent Trustees of the Master Portfolio, counsel to the Independent Trustees of the Master Portfolio and the independent registered public accounting firm that provides audit and non-audit services in connection with the Master Portfolio (collectively referred to as the “Master Portfolio Independent Expenses”) are paid directly by the Master Portfolio. BFA has contractually undertaken to reimburse or provide an offsetting credit to the Master Portfolio for such Master Portfolio Independent Expenses through April 30, 2016. For the fiscal years ended December 31, 2015, 2014 and 2013, BFA provided offsetting credits, in the amounts of $402,964, $207,108 and $162,959, respectively, against advisory fees paid by the Master Portfolio.

PORTFOLIO MANAGERS

RE ADVISERS

Other Accounts Managed

The table below shows information regarding the other accounts, aside from Homestead Funds, for which each portfolio manager is primarily responsible for managing as of December 31, 2015.

Name of Portfolio Manager	Category of Accounts	Number of Accounts Managed in Each Category of Account	Total Assets in Accounts Managed Within Each Category
Mark Ashton	Registered Investment Companies	0	N/A
	Other Pooled Investment Vehicles	3	$3,855 million
	Other Accounts	1	$31 million

Prabha Carpenter	Registered Investment Companies	0	N/A
	Other Pooled Investment Vehicles	3	$3,855 million
	Other Accounts	1	$31 million

Gregory Halter	Registered Investment Companies	0	N/A
	Other Pooled Investment Vehicles	3	$3,855 million
	Other Accounts	1	$31 million

Marc Johnston	Registered Investment Companies	0	N/A
	Other Pooled Investment Vehicles	0	N/A
	Other Accounts	1	$1.9 million

Mauricio Agudelo*	Registered Investment Companies	0	N/A
	Other Pooled Investment Vehicles	4	$2.222 million
	Other Accounts	3	$36 million

Douglas Kern	Registered Investment Companies	0	N/A
	Other Pooled Investment Vehicles	4	$2,164 million
	Other Accounts	3	$38 million

*	Mr. Agudelo became a portfolio manager on May 1, 2016. Numbers shown are as of April 4, 2016.

None of the accounts above pay a performance-based advisory fee.

Each Fund and account has its own set of investment objectives on which the portfolio managers base their investment decisions. In pursuing the investment objectives of each (including proprietary accounts), the portfolio managers could encounter potential conflicts of interest. These potential conflicts could result from the Funds and accounts having different investment objectives, benchmarks, time horizons, and/or other attributes which factor into the portfolio managers’ judgments and the portfolio managers having to allocate their time and investment ideas across the Funds and accounts. Though unlikely, it is possible a portfolio manager may execute a transaction for one Fund or account that may unintentionally impact (either positively or negatively) the value of securities held by another. Securities selected for accounts other than a Fund’s portfolio may or may not outperform the securities selected for the Fund’s portfolio.

Compensation of Portfolio Managers

RE Advisers compensation programs generally follow the policies and practices of its indirect parent company, NRECA. NRECA and RE Advisers strive to maintain a competitive compensation program designed to attract and retain staff. NRECA periodically engages the services of an outside consulting firm to provide an independent competitive market analysis and recommendations specific to the portfolio managers’ compensation program. In between formal studies, NRECA internally monitors portfolio manager compensation and assesses against then-current market data. Portfolio managers are compensated with a combination of base pay and variable pay based on portfolio performance.

Base pay: Base pay for portfolio managers is reviewed annually and adjusted as needed based on competitive market increases in base pay, as reported by national and local salary surveys.

Variable pay: Portfolio managers may be eligible to receive an annual incentive plan payment (“payment”). Annual payments are based on a combination of one-year and three-year annual total rates of return before taxes as of December 31. Certain portfolio managers are eligible to receive a payment on portfolios that the manager is responsible for managing. The average of the rates of return of all portfolios that the portfolio manager is responsible for managing is compared to the average return of the relevant benchmark rates for the same period. Performance is taken from independent third-party sources depending on the fund and appropriateness of the comparison. Eligible portfolio managers receive an annual growth incentive bonus by applying a payout rate to the net revenue earned during the performance year on the net shareholder investments into applicable Funds. The payout is equally split between eligible portfolio managers and paid in cash.

Retention Plan: If eligible, deferred payments are made to a nonqualified deferred compensation plan subject to Section 457(f) of the Code on an annual basis and vested based on a defined schedule.

Other cash payments: If eligible, cash payments may be made on an annual basis representing replacement value of certain benefits otherwise capped by Code limits that apply to the NRECA-sponsored 401(k) Plan (e.g., 401(k) employer match). Cash payments will vary based on Code limitations, current RE Advisers 401(k) plan employer contributions, stated matches (if applicable), and incumbent base salaries. Additionally, if eligible, a contribution is made on an annual basis representing the replacement value of certain benefits otherwise capped by Code limits that apply to the NRECA-sponsored defined benefit plan. Eligible participants receive an annual cash payment once normal retirement age is reached or alternatively the full benefit is received upon termination of employment.

Other benefits: RE Advisers offers a Top Hat Plan, which enables eligible portfolio managers and other Plan eligible professionals to defer up to 100% of wages, including bonuses. Participation in this plan is optional and affords participants the tax benefits of deferring receipt of compensation. All other benefit plans and programs are available to all employees.

The table below shows the dollar range of Fund shares as of December 31, 2015 beneficially owned by each portfolio manager in the Fund(s) that he or she manages.

Name of Portfolio Manager	Dollar Range Of Securities Owned In The Fund
Mark Ashton	Value Fund $100,001-$500,000 Small-Company Stock Fund $100,001-$500,000

Prabha Carpenter	Value Fund $100,001-$500,000 Small-Company Stock Fund $100,001-$500,000

Gregory Halter	Value Fund $10,001-$50,000 Small-Company Stock Fund $10,001-$50,000

Marc Johnston	Daily Income Fund $1-$10,000

Mauricio Agudelo*	Short-Term Government Securities Fund None Short-Term Bond Fund None

Doug Kern	Short-Term Government Securities Fund None Short-Term Bond Fund $1-$10,000

*	Mr. Agudelo became a portfolio manager on May 1, 2016. Figures are of that date.

T. ROWE PRICE

The table below shows information regarding the accounts managed by Mr. Sharps, the portfolio manager of the Growth Fund, as of December 31, 2015:

Robert W. Sharps	Total # of Accounts Managed	Total Assets (in millions)
Registered investment companies	6	$19,216,491,177
Other pooled investment vehicles	7	$2,139,204,381
Other accounts	56	$14,287,236,106

None of the accounts listed above has performance-based fees.

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), offshore funds and common trust funds. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, T. Rowe Price portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

T. Rowe Price Funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the Price Funds. T. Rowe Price manages the Morningstar retirement plan and T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant or restricted stock grant. Compensation is variable and is determined based on the following factors.

Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price, as appropriate, evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad-based index set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and those funds are the same as those presented to the directors of the T. Rowe Price Funds in their regular review of fund performance. Performance is primarily measured on a pretax basis though tax efficiency is considered.

Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform; working effectively with and mentoring other; and other contributions to our clients, the firm or our culture are important components of T. Rowe Price’s long-term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

The compensation structure is used for all portfolios managed by Mr. Sharps.

As of December 31, 2015, Robert W. Sharps did not beneficially own any shares of the Growth Fund.

HARDING LOEVNER

The table below shows information regarding the other accounts managed by the portfolio management team of the International Equity Fund as of December 31, 2015:

Name of Portfolio Manager	Category of Accounts	Number of Accounts Managed in Each Category of Account	Total Assets in Accounts Managed Within Each Category
Ferrill Roll	Registered Investment Companies	2	$5,798,425,104
	Other Pooled Investment Vehicles	5	$2,016,219,116
	Other Accounts	284	$12,227,308,923

Alexander Walsh	Registered Investment Companies	2	$5,798,425,104
	Other Pooled Investment Vehicles	5	$2,016,219,116
	Other Accounts	289	$12,232,156,794

None of the accounts listed above pay a performance-based advisory fee.

As of December 31, 2015, neither Messrs. Roll nor Walsh owned any shares in the International Equity Fund.

Portfolio Manager Compensation Overview

Portfolio managers are either employees or limited partners of Harding Loevner. Harding Loevner’s compensation committee determines their compensation, comprised of a fixed salary (or guaranteed payment, in the case of limited partners) and an annual cash bonus. Salary or guaranteed payment level is determined by taking into account the portfolio manager’s qualifications, experience, length of service and overall level of responsibility within Harding Loevner’s business, including the number, variety and asset size of investment strategies managed as well as other duties. Based upon similar criteria, from time to time, portfolio managers may also be granted deferred equity-linked incentive compensation or given the opportunity to purchase limited partnership interests in Harding Loevner. The amount of annual cash bonus award is based upon an assessment of the portfolio manager’s achievement over the preceding year of agreed-upon objectives, including the investment performance of the portfolio(s) managed by the portfolio manager, as measured against each portfolio’s respective benchmark index before taxes.

All portfolios managed according to a particular strategy (e.g., global equity, international equity, international small companies, emerging markets, frontier emerging markets) are managed uniformly. Hence, for purposes of determining compensation, portfolio manager performance is measured at the level of the strategies, or portions thereof, for which the portfolio manager is responsible, rather than at the level of individual portfolios or accounts. Performance of each strategy is measured relative to its respective passive market benchmark over the trailing 12 months.

Harding Loevner does not anticipate that management by a portfolio manager of other accounts with a similar investment strategy would conflict with management of the Fund because security selection across all accounts managed with a common strategy is conducted in accordance with a single model portfolio. Harding Loevner’s compliance committee verifies that all accounts are managed in accordance with their respective model portfolios to ensure that no client, including the Fund, is systematically disadvantaged with respect to the allocation of investment opportunities. Further, Harding Loevner has adopted trade allocation procedures that provide for the equitable and impartial allocation of partial executions of aggregated trades.

BFA

As of December 31, 2015, the individuals named as members of the portfolio management team of the Master Portfolio were also primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts, as indicated in the table below:

	Number of Other Accounts Managed and Assets by Account Type
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Alan Mason	305	378	505
	$707.4 Billion	$490.5 Billion	$417.0 Billion
Greg Savage, CFA	322	88	3
	$715.7 Billion	$29.12 Billion	$229.4 Billion
Rachel Aguirre*	13	82	64
	$14.68 Billion	$139.1 Billion	$94.08 Billion
Creighton Jue, CFA*	0	19	9
	$0	$5.22 Billion	$4.53 Billion
Jennifer Hsui, CFA*	54	0	0
	$82.79 Billion	$0	$0

*	Information as of March 31, 2016.

None of the accounts listed above pay a performance-based advisory fee.

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of December 31, 2015.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Messrs. Jue, Mason and Savage, and Mses. Aguirre and Hsui

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. The performance of Messrs. Jue, Mason and Savage, and Mses. Aguirre and Hsui is not measured against a specific benchmark.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Jue, Mason and Savage and Mses. Aguirre and Hsui have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($265,000 for 2015). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of these funds are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company (“State Street”), 801 Pennsylvania Avenue, Kansas City, MO 64105, is the custodian of the securities and cash owned by the Funds. State Street is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of Homestead Funds, computing the net asset value of each Fund, calculating each Fund’s standardized performance information and performing other administrative duties, all as directed by persons authorized by Homestead Funds. State Street does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends or payment of expenses of the Funds or Homestead Funds. Portfolio securities of the Funds purchased in the United States are maintained in the custody of State Street and may be entered into the Federal Reserve Book Entry System or the security depository system of the Depository Trust Company. Pursuant to the Custodian Agreement, portfolio securities purchased outside the United States are maintained in the custody of various foreign custodians, including foreign banks and foreign securities depositories, as are approved and reviewed by the Board of Directors, in accordance with regulations under the 1940 Act. The Funds may invest in obligations of State Street and may purchase or sell securities from or to State Street to the extent permissible by each Fund’s investment objectives, strategies, policies, restrictions and applicable laws.

National Financial Data Services, Inc., doing business as BFDS, P.O. Box 219486, Kansas City, MO 64121, is the transfer agent and dividend disbursing agent for the Funds and provides the Funds with various shareholder services, including shareholder statements and responses to shareholder inquiries, as well as recordkeeping and distribution services.

BROKERAGE ALLOCATION AND OTHER PRACTICES

RE ADVISERS

Fund Transactions

Subject to the general supervision of the Board of Directors, RE Advisers is responsible for making decisions with respect to the purchase and sale of portfolio securities on behalf of each Fund. RE Advisers also is responsible for the implementation of those decisions, including the selection of broker-dealers to effect portfolio transactions, the negotiation of commissions and the allocation of principal business and portfolio brokerage.

Purchases and sales of common stock and other equity securities are usually effected on an exchange through brokers that charge a commission. The purchase of money market instruments and other debt securities traded in the over-the-counter market are generally made on a principal basis directly from issuers or dealers serving as primary market makers. Occasionally, equity securities may be traded in the over-the-counter market as well. The price of such money market instruments and debt securities, as well as equity securities traded in the over-the counter market, is usually negotiated, on a net basis, and no brokerage commissions are paid. Commissions are frequently paid for securities traded in the over-the-counter market. Transactions in such securities with dealers usually include the dealer’s “mark-up” or “mark-down.” Money market instruments and other debt securities as well as certain equity securities may also be purchased in underwritten offerings, which include a fixed amount of compensation to the underwriter, generally referred to as the underwriting discount or concession.

RE Advisers has a fiduciary duty to the Funds to seek best execution. To support its duty of best execution, RE Advisers has formed a Brokerage Committee (the “Committee”) with the objective of periodically reviewing and assessing best execution of both equity and fixed-income trades, reviewing commissions paid and reviewing each broker’s brokerage services (e.g., quality of research, responsiveness, support and executions) for each of the Funds. The Committee consists of the portfolio manager team, analysts, the Chief Compliance Officer and adequate representation from investment operations. The Chief Compliance Officer is a non-voting member of the Committee. The Committee meets at least quarterly to review the criteria used in evaluating each broker-dealer’s brokerage service, as well as to evaluate each broker-dealer on the approved broker list. The Committee evaluates supporting documentation, including best execution analytics, commission reports and brokerage services provided and documents its evaluation process.

In selecting a broker-dealer for each specific transaction, RE Advisers chooses a broker-dealer from the Committee’s approved broker list, which it deems most capable of providing the services necessary to obtain the most favorable execution. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: market maker in a particular security, liquidity, price, timing, research, bunched trades, capability of floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from multiple broker-dealers.

It is RE Advisers’ policy that transactions will not be allocated to broker-dealers based on the sale of Homestead Funds’ shares. However, RE Advisers is not prohibited from using broker-dealers who sell shares of Homestead Funds so long as the sale of Fund shares is not considered when selecting the broker-dealer for the transaction.

In placing orders for each Fund, RE Advisers, subject to seeking best execution, is authorized pursuant to the Investment Management Agreements to cause each Fund to pay broker-dealers that furnish brokerage and research services (as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) a higher commission than that which might be charged by another broker-dealer that does not furnish such brokerage and research services or who furnishes services of lesser value. However, such higher commissions must be deemed by RE Advisers as reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall decision-making responsibilities of RE Advisers with respect to Homestead Funds or other accounts, as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act).

RE Advisers does not attempt to put a specific dollar value on the services rendered or to allocate the relative costs or benefits of those services among investment advisory clients, believing that the research RE Advisers receives will help RE Advisers to fulfill its overall duty to its investment advisory clients. RE Advisers may not use each particular research service, however, to service each investment advisory client. As a result, a client may pay brokerage commissions that are used, in part, to purchase research services that are not used to benefit its account. Brokerage firms offering no research services that make securities available for trading may be used. Broker-dealers selected by RE Advisers may be paid commissions for effecting transactions for RE Advisers’ clients that exceed the amounts other broker-dealers would have charged for effecting these transactions if RE Advisers determines in good faith that such amounts are reasonable in relation to the value of the brokerage and/or research services provided by those broker-dealers, viewed either in terms of a particular transaction or RE Advisers overall duty to its discretionary investment advisory client accounts.

The Committee reviews the soft dollar services received, the brokerage arrangements and the commissions paid to determine whether the commissions paid were reasonable in light of the brokerage and research services received and that the services received are soft dollar eligible under the Section 28(e) safe harbor.

The brokerage commission fees paid to brokers that provided research and other brokerage services to RE Advisers during the past three fiscal years are noted below. Changes in the amounts of brokerage commissions from year to year are generally the result of active trading strategies employed by the Funds’ investment teams, changes in the total assets of a Fund, and/or the brokerage determinations as described above. None of these brokerage commissions noted in the table below were paid to affiliated brokers.

Fund	2015	2014	2013
Daily Income Fund	$—	$—	$—
Short-Term Government Securities Fund	$—	$—	$—
Short-Term Bond Fund	$—	$—	$—
Stock Index Fund	$—	$—	$—
Value Fund	$88,207	$92,753	$48,088
Growth Fund	$22,639	$25,425	$18,666
Small-Company Stock Fund	$598,671	$374,251	$522,494
International Equity Fund	$177,669	$178,719	$100,685

RE Advisers currently provides investment advice to the Funds as well as certain private advisory accounts. In addition, RE Advisers currently provides investment advice to a qualified defined benefit plan, a qualified defined contribution plan and a welfare benefit plan sponsored by NRECA for its employees and employees of its rural electric cooperative members (“NRECA Plans”). Some of the NRECA Plans and other accounts have investment objectives and strategies similar to certain Funds. Accordingly, occasions may arise when RE Advisers may engage in simultaneous purchase and sale transactions of securities that are consistent with the investment objectives and strategies of the Funds, the NRECA Plans and other accounts.

On those occasions when such simultaneous investment decisions are made, RE Advisers allocates purchase and sale transactions in an equitable manner according to written procedures approved by the Funds’ Board of Directors. Specifically, such written procedures provide that, in allocating purchase and sale transactions made on a combined basis, RE Advisers will seek to achieve the same average unit price of securities for each entity and will seek to allocate, as nearly as practicable, such transactions on a pro-rata basis substantially in proportion to the amounts ordered to be purchased or sold by each entity.

Such procedures may, in certain instances, be either advantageous or disadvantageous to particular Funds.

The following lists the Funds’ holdings in securities of its regular brokers and dealers at December 31, 2015:

Fund	Broker Dealer	Market Value
Short Term Bond	JP Morgan	$14,278,750
Short Term Bond	Bank of America Securities	$4,804,547
Short Term Bond	Credit Suisse Securities LLC	$1,986,916
Short Term Government	Wells Fargo Securities LLC	$99,000
Value Fund	JP Morgan	$34,177,128
Value Fund	Wells Fargo Securities LLC	$12,013,560
Value Fund	Bank of America Securities	$7,997,616
International Equity Fund	Banco Santander Central Hispano	$1,001,148
International Equity Fund	Societe Generale	$641,970
International Equity Fund	Credit Suisse Securities LLC	$532,840
International Equity Fund	Danske Bank AS	$492,856
International Equity Fund	Daiwa Securities America	$394,504
International Equity Fund	Mitsubishi UFJ Securities	$371,655
International Equity Fund	Mizuho Securities USA	$185,000
International Equity Fund	Deutsche Bank AG	$108,577
International Equity Fund	Nordea Bank Denmark AS	$48,572

BFA

Since the Homestead Stock Index Fund invests all of its assets in the Master Portfolio, set forth below is a description of the Master Portfolio’s policies governing portfolio securities transactions.

Subject to policies established by the Board of Directors, BFA is primarily responsible for the execution of a Master Portfolio’s portfolio transactions and the allocation of brokerage. BFA does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Master Portfolio, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities.

While BFA generally seeks reasonable trade execution costs, a Master Portfolio does not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Subject to applicable legal requirements, BFA may select a broker based partly upon brokerage or research services provided to BFA and its clients, including a Master Portfolio. In return for such services, BFA may cause a Master Portfolio to pay a higher commission than other brokers would charge if BFA determines in good faith that the commission is reasonable in relation to the services provided.

In the case of Feeder Funds, because each Feeder Fund generally invests exclusively in beneficial interests of a Master Portfolio, it is expected that all transactions in portfolio securities will be entered into by the Master Portfolio.

In selecting brokers or dealers to execute portfolio transactions, BFA seeks to obtain the best price and most favorable execution for the Master Portfolio, taking into account a variety of factors including: (i) the size, nature and character of the security or instrument being traded and the markets in which it is purchased or sold; (ii) the desired timing of the transaction; (iii) BFA’s knowledge of the expected commission rates and spreads currently available; (iv) the activity existing and expected in the market for the particular security or instrument, including any anticipated execution difficulties; (v) the full range of brokerage services provided; (vi) the broker’s or dealer’s capital (vii) the quality of research and research services provided; (viii) the reasonableness of the commission, dealer spread or its equivalent for the specific transaction; and (ix) BFA’s knowledge of any actual or apparent operational problems of a broker or dealer.

Section 28(e) of the Exchange Act (“Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions under certain conditions. Brokerage and research services include: (1) furnishing advice as to the value of securities, including pricing and appraisal advice, credit analysis, risk measurement analysis, performance and other analysis, as well as the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental to securities transactions (such as clearance, settlement, and custody). BFA believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Master Portfolio.

BFA may participate in client commission arrangements under which BFA may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BFA. BFA believes that research services obtained through soft dollar or commission sharing arrangements enhance its investment decision-making capabilities, thereby increasing the prospects for higher investment returns. BFA will engage only in soft dollar or commission sharing transactions that comply with the requirements of Section 28(e). BFA regularly evaluates the soft dollar products and services utilized, as well as the overall soft dollar and commission sharing arrangements to ensure that trades are executed by firms that are regarded as best able to execute trades for client accounts, while at the same time providing access to the research and other services BFA views as impactful to its trading results.

BFA may utilize soft dollars and related services, including research (whether prepared by the broker-dealer or prepared by a third-party and provided to BFA by the broker-dealer) and execution or brokerage services within applicable rules and BFA’s policies to the extent that such permitted services do not compromise BFA’s ability to seek to obtain best execution. In this regard, the portfolio management investment and/or trading teams may consider a variety of factors, including the degree to which the broker-dealer: (a) provides access to company management; (b) provides access to their analysts; (c) provides meaningful/insightful research notes on companies or other potential investments; (d) facilitates calls on which meaningful or insightful ideas about companies or potential investments are discussed; (e) facilitates conferences at which meaningful or insightful ideas about companies or potential investments are discussed; or (f) provides research tools such as market data, financial analysis, and other third party related research and brokerage tools that aid in the investment process.

Research-oriented services for which BFA might pay with Master Portfolio commissions may be in written form or through direct contact with individuals and may include information as to particular companies or industries and securities or groups of securities, as well as market, economic, or institutional advice and statistical information, political developments and technical market information that assists in the valuation of investments. Except as noted immediately below, research services furnished by brokers may be used in servicing some or all client accounts and not all services may be used in connection with the Master Portfolio or account that paid commissions to the broker providing such services. In some cases, research information received from brokers by mutual fund management personnel, or personnel principally responsible for BFA’s individually managed portfolios, is not necessarily shared by and between such personnel. Any investment advisory or other fees paid by a Master Portfolio to BFA are not reduced as a result of BFA’s receipt of research services. In some cases, BFA may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs BFA makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while BFA will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, BFA faces a potential conflict of interest, but BFA believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

Payments of commissions to brokers who are affiliated persons of the Master Portfolio, or the Master Portfolio with respect to the Feeder Fund (or affiliated persons of such persons), will be made in accordance with Rule 17e-1 under the Investment Company Act. Subject to policies established by the Board of Directors of the Master Portfolio, BFA is primarily responsible for the execution of the Master Portfolio’s portfolio transactions and the allocation of brokerage.

From time to time, the Master Portfolio may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide BFA with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

BFA does not consider sales of shares of the mutual funds it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for the Master Portfolio; however, whether or not a particular broker or dealer sells shares of the mutual funds advised by BFA neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.

The Master Portfolio anticipates that its brokerage transactions involving foreign securities generally will be conducted primarily on the principal stock exchanges of the applicable country. Foreign equity securities may be held by the Master Portfolio in the form of depositary receipts, or other securities convertible into foreign equity securities. Depositary receipts may be listed on stock exchanges, or traded in over-the-counter markets in the United States or Europe, as the case may be. American Depositary Receipts, like other securities traded in the United States, will be subject to negotiated commission rates. Because the shares of the Master Portfolio are redeemable on a daily basis in U.S. dollars, the Master Portfolio intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have a significant effect on the Master Portfolio’s portfolio strategies.

See “Portfolio Transactions and Brokerage” in the SAI for information about the brokerage commissions paid by the Master Portfolio, including commissions paid to affiliates, if any, for the periods indicated.

The Master Portfolio may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in the particular securities, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Master Portfolio and persons who are affiliated with such affiliated persons are prohibited from dealing with the Master Portfolio as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Master Portfolios will not deal with affiliated persons, including PNC and its affiliates, in connection with such transactions. However, an affiliated person of the Master Portfolio may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Master Portfolio may not purchase securities during the existence of any underwriting syndicate for such securities of which PNC is a member or in a private placement in which PNC serves as placement agent except pursuant to procedures approved by the Board of Directors that either comply with rules adopted by the Commission or with interpretations of the Commission staff.

Over-the-counter issues, including most fixed-income securities such as corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Master Portfolio will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.

Purchases of money market instruments by the Master Portfolio are made from dealers, underwriters and issuers. The Master Portfolio do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Each money market fund intends to purchase only securities with remaining maturities of 13 months or less as determined in accordance with the rules of the SEC. As a result, the portfolio turnover rates of a money market fund will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by a money market fund, the turnover rates should not adversely affect the Master Portfolio’s net asset values or net income.

Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

BFA may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Master Portfolio prior to maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that the Master Portfolio’s anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Master Portfolio would incur a capital loss in liquidating commercial paper, especially if interest rates have risen since acquisition of such commercial paper.

Investment decisions for the Master Portfolio and for other investment accounts managed by the Manager or Sub-Advisers are made independently of each other in light of differing conditions. BFA allocates investments among client accounts in a fair and equitable manner. A variety of factors will be considered in making such allocations. These factors include: (i) investment objectives or strategies for particular accounts, including sector, industry, country or region and capitalization weightings, (ii) tax considerations of an account, (iii) risk or investment concentration parameters for an account, (iv) supply or demand for a security at a given price level, (v) size of available investment, (vi) cash availability and liquidity requirements for accounts, (vii) regulatory restrictions, (viii) minimum investment size of an account, (ix) relative size of account, and (x) such other factors as may be approved by BFA’s general counsel. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another, (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to BFA, (iii) to develop or enhance a relationship with a client or prospective client, (iv) to compensate a client for past services or benefits rendered to BFA or to induce future services or benefits to be rendered to BFA, or (v) to manage or equalize investment performance among different client accounts.

Equity securities will generally be allocated among client accounts within the same investment mandate on a pro rata basis. This pro rata allocation may result in the Master Portfolio receiving less of a particular security than if pro-ration had not occurred. All allocations of equity securities will be subject, where relevant, to share minimums established for accounts and compliance constraints.

Initial public offerings of securities may be over-subscribed and subsequently trade at a premium in the secondary market. When BFA is given an opportunity to invest in such an initial offering or “new” or “hot” issue, the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take. In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to BFA’s trading desk their level of interest in a particular offering with respect to eligible client accounts for which that team is responsible. Initial public offerings of U.S. equity securities will be identified as eligible for particular client accounts that are managed by portfolio teams who have indicated interest in the offering based on market capitalization of the issuer of the security and the investment mandate of the client account and in the case of international equity securities, the country where the offering is taking place and the investment mandate of the client account. Generally, shares received during the initial public offering will be allocated among participating client accounts within each investment mandate on a pro rata basis. In situations where supply is too limited to be allocated among all accounts for which the investment is eligible, portfolio managers may rotate such investment opportunities among one or more accounts so long as the rotation system provides for fair access for all client accounts over time. Other allocation methodologies that are considered by BFA to be fair and equitable to clients may be used as well.

Because different accounts may have differing investment objectives and policies, BFA may buy and sell the same securities at the same time for different clients based on the particular investment objective, guidelines and strategies of those accounts. For example, BFA may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security. To the extent that transactions on behalf of more than one client of BFA or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. For example, sales of a security by BFA on behalf of one or more of its clients may decrease the market price of such security, adversely impacting other BFA clients that still hold the security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Master Portfolio or other clients or funds for which BFA or an affiliate act as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all.

In certain instances, BFA may find it efficient for purposes of seeking to obtain best execution, to aggregate or “bunch” certain contemporaneous purchases or sale orders of its advisory accounts. In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price except in the case of certain international markets where average pricing is not permitted. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Master Portfolio is concerned, in other cases it could be beneficial to the Master Portfolio. Transactions effected by BFA on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.

The Master Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BFA, PNC, BRIL or any affiliated person (as defined in the Investment Company Act) thereof is a member except pursuant to procedures adopted by the Board of Directors of the Master Portfolio in accordance with Rule 10f-3 under the Investment Company Act. In no instance will portfolio securities be purchased from or sold to BFA, PNC, BRIL or any affiliated person of the foregoing entities except as permitted by Commission exemptive order or by applicable law.

Portfolio Turnover

While the Master Portfolio generally does not expect to engage in trading for short-term gains, it will effect portfolio transactions without regard to any holding period if, in Master Portfolio management’s judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. The portfolio turnover rate is calculated by dividing the lesser of the Master Portfolio’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of U.S. government securities and all other securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. A high rate of portfolio turnover results in certain tax consequences, such as increased capital gain dividends and/or ordinary income dividends, and in correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Master Portfolio.

Brokerage Commissions. The table below sets forth the brokerage commissions paid by the Master Portfolio for the periods noted. Any differences in brokerage commissions paid by the Master Portfolio from year to year are due to changes in market conditions and the frequency and size of interestholder transactions. None of these brokerage commissions were paid to affiliated brokers:

	Year Ended December 31
Fund	2015	2014	2013
S&P 500 Index Master Portfolio	$177,552	$85,069	$62,588

PURCHASE AND REDEMPTION OF FUND SHARES BEING OFFERED

The shares of each Fund are offered to the public for purchase subject to the requirements described in the prospectus.

As described in the prospectus, redemptions made by phone or online are limited to $50,000 or less per day from any one Fund in any one account. Additionally, written instructions to redeem amounts of more than $50,000 from any one Fund in any one account must be accompanied by a Medallion Stamp Signature Guarantee. These policies are designed to offer shareholders, RE Investment and RE Advisers a level of protection against identity fraud.

Accounts registered to or transferred to NRECA or any of its subsidiaries or related parties, including RE Advisers and RE Investment and deferred compensation accounts registered to NRECA member systems, are exempt from these requirements. Transactions made for these accounts do not pose the same degree of risk, since these organizations are known to Homestead Funds.

Each Fund intends to pay all redemptions in cash. During any 90-day period for any one shareholder, a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets. Redemptions in excess of these limits may be paid wholly or partly by an in-kind distribution of securities. If this occurs, the securities will be selected by the Fund in its absolute discretion under procedures adopted by the Homestead Funds Board of Directors, and the redeeming shareholder or account will be responsible for disposing of the securities and bearing any associated costs and risks.

Securities received through in-kind redemptions are subject to market risk until they are sold, and their sale may incur brokerage fees, taxes and other fees.

In certain circumstances, shares of the Funds may be purchased using securities. Purchases of this type are commonly referred to as “purchases in-kind.” RE Advisers is authorized, in its discretion, to effect purchases in-kind for a Fund that meets certain conditions.

The right to redeem shares or to receive payment with respect to any redemption of shares of the Funds may only be suspended (1) for any period during which trading on the New York Stock Exchange (“NYSE”) is restricted or such NYSE is closed, other than customary weekend and holiday closings, (2) for any period during which an emergency exists as a result of which disposal of securities or determination of the net asset value of the Fund is not reasonably practicable, or (3) for such other periods as the SEC may by order permit for protection of shareholders of the Funds.

Each Fund reserves the right to delay payment of the redemption proceeds for up to seven calendar days if the Fund reasonably believes that a cash redemption would negatively affect the Fund’s operation or performance.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of each Fund is generally calculated as of the close of trading on the NYSE on every day the NYSE is open for regular trading. The NYSE is open Monday through Friday except on major holidays as determined by the NYSE. The NYSE’s currently scheduled holidays are New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The net asset value per share of each Fund is determined by adding the value of all securities, cash and other assets of the Fund, subtracting liabilities (including accrued expenses and dividends payable) and dividing the result by the total number of outstanding shares in the Fund. The Funds have contracted with State Street to perform the net asset value calculation.

For purposes of calculating the Daily Income Fund’s net asset value per share, portfolio securities are valued on the basis of amortized cost, which method does not take into account unrealized gains or losses on the portfolio securities. Amortized cost valuation involves initially valuing a security at its cost, and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value of a security, as determined by amortized cost, may be higher or lower than the price the Daily Income Fund would receive if it sold the security.

For purposes of calculating the net asset value per share of Short-Term Government Securities Fund, Short-Term Bond Fund, Value Fund, Growth Fund, Small-Company Stock Fund and International Equity Fund, the method for pricing each asset class is noted below.

Domestic equity securities and exchange traded funds for which market quotations are readily available are valued at the closing price as reported by an independent pricing service from the primary market in which such securities normally trades.

Foreign equity securities for which market quotations are readily available are valued at the closing price as reported by an independent pricing service from the primary market in which such securities are normally traded. An independent pricing service is utilized to fair value foreign equity securities based on the impact of market events between the close of the foreign exchange and the time the net asset value is calculated.

The valuations for fixed-income securities, including corporate, government, municipal, mortgage-backed and asset-backed securities are typically the prices provided by independent third party pricing services, which may use market prices, broker/dealer quotations or a variety of valuation techniques and methodologies, such as benchmark yields, monthly payment information and issuer spreads. In the event an independent third party pricing service is unable to provide a security price, RE Advisers values the fixed-income security, using a matrix, model or other available market information. Pricing methodologies include, but are not limited to: estimates of securities fair values by independent parties, book value or a multiple thereof, multiple of earnings, yield to maturity, ratings, analytical data relating to the security, and the nature and duration of restrictions on disposition of the security. RE Advisers also will consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to: the type of security, issuer’s financial statements, cost at purchase, information regarding recent transactions with respect to the security, the nature and duration of restrictions on disposition of the security, the existence of merger proposals affecting the security, the price of public trading in similar securities of the issuer or comparable companies, news events, analyst reports or government actions, corporate action, and the forces that influence the market in which the security is traded. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of RE Advisers, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would impact a security’s valuation, the security will be fair valued as determined in good faith by RE Advisers based on the Valuation Procedures approved by the Board of Directors of the Funds. Examples of additional considerations for a significant event include: nature and duration of the event and the forces influencing the operation of the financial markets; factors that preceded the event; whether the event is likely to reoccur; and whether the event affects the entire market, region or country. As fair valuation determinations involve a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

Registered investment company shares (other than money market fund shares) are valued at the net asset value determined by the registered investment company after the close of the NYSE. The money market funds that the Funds invest in value their shares using an amortized cost methodology, which seeks to maintain a share price of $1.00.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of RE Advisers, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would impact a securities fair valuation, the security will be priced at fair value by RE Advisers as determined in good faith pursuant to procedures approved by the Board of Directors. The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and therefore, is subject to the risk that the value that is assigned to a security maybe higher or lower than the security’s value would be if a reliable market quotation for the security were readily available.

The net asset value of the Stock Index Fund is the Fund’s ownership percentage of the net assets of the Master Portfolio, plus or minus other assets and liabilities of the Stock Index Fund. The prospectus for the Master Portfolio explains the circumstances under which it will use fair value pricing and the effects of using fair value pricing. The prospectus may be viewed on line using the EDGAR database on the SEC’s website at sec.gov.

The aggregate net asset value of the Master Portfolio is the value of the securities held by the Master Portfolio plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses). Expenses, including the fee payable to BlackRock, are accrued daily. Each investor in the Master Portfolio may add to or reduce its investment in the Master Portfolio on each day the NYSE is open for trading. The value of each investor’s interest in the Master Portfolio will be determined after the close of business on the NYSE by multiplying the aggregate net asset value of the Master Portfolio by the percentage, effective for that day, that represents the investor’s share of the aggregate interests in the Master Portfolio. Any additions or withdrawals to be effected on that day will then be effected. The investor’s percentage of the aggregate interests in the Master Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor’s investment in the Master Portfolio as of the time of determination on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor’s investment in the Master Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Master Portfolio as of such time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Master Portfolio by all investors in the Master Portfolio. The percentage so determined will then be applied to determine the value of the investor’s interest in the Master Portfolio after the close of business on the NYSE or the next determination of the aggregate net asset value of the Master Portfolio.

DISTRIBUTION OF SHARES

Pursuant to a Distribution Agreement between the Funds and RE Investment, RE Investment serves as the exclusive principal underwriter and distributor of the shares of each Fund in a continuous offering.

Under the terms of the Distribution Agreement, RE Investment is not obligated to sell any specific number of shares of the Funds. Pursuant to the Distribution Agreement, RE Investment has agreed to bear the costs and expenses incurred by it in performing its obligations thereunder, including the following costs and expenses: (1) the printing and distribution of the Funds’ prospectus, SAI and periodic reports to investors and potential investors in the Funds; (2) the preparation, printing and distribution of any advertisement or other sales literature; and (3) all other expenses which are primarily for the purpose of promoting the sale of each Fund’s shares.

As discussed above, NRECA has agreed to provide personnel, property and services to RE Investment in carrying out its responsibilities and services under its agreement with the Funds. In turn, RE Investment has agreed to provide, without cost to the Funds, employees to serve as directors and officers of the Funds.

RE Investment will not receive commissions or other compensation for acting as principal underwriter and distributor of the Funds.

DISCLOSURE OF PORTFOLIO HOLDINGS

Homestead Funds

The Board of Directors has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds’ portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Funds’ shareholders and those of RE Advisers, RE Investment, or any affiliated person of the Funds, RE Advisers or RE Investment. Pursuant to such procedures, the Board has authorized the Chief Compliance Officer (“CCO”) to authorize the release of the Funds’ portfolio holdings, as necessary, in conformity with the foregoing principles.

Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days after the end of each fiscal quarter. The Funds publicly disclose their portfolio holdings information on Funds’ website, as well as through public filings on the SEC website.

Homestead Funds’ Website: homesteadfunds.com

Each Fund discloses a complete schedule of investments following the second and fourth quarters within 60 days after the end of each quarter in its semi-annual and annual reports, which are distributed to Fund shareholders and posted on the Homestead Funds’ website. Additionally, each Fund’s complete schedule of investments following the first and third fiscal quarters is posted on the website within 60 days of quarter end. Finally, the portfolio holdings for the Daily Income Fund are posted to the website monthly within five business days of month end.

SEC’s EDGAR Database: sec.gov

The Funds’ quarterly portfolio information is filed on the EDGAR database on the SEC’s website on Form N-Q (first and third quarters) and Form N-CSR (second and fourth quarters) within 60 days of quarter end. Additionally, the Daily Income Fund files its monthly portfolio information with the SEC on Form N-MFP. This information is available on the SEC’s website 60 days after the end of the month to which the information in the report relates.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the custodian, administrator, transfer agent, sub-advisers (with respect to the Fund they sub-advise), employee pre-clearance and compliance reporting system, investment reconciliation platform, investment analytics service, proxy voting service, legal counsel, auditors, financial printer, regulatory filing service providers, and brokers through which RE Advisers effects trades of portfolio securities on behalf of the Funds, in connection with its services to the Funds. From time to time, rating and ranking organizations, such as S&P, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating a Fund. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of a Fund’s portfolio along with related performance attribution statistics. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information.

The Funds will provide portfolio holdings to a client (or its custodian or other agent) when the client is effecting a redemption-in-kind from a Fund and the CCO believes that such disclosure will not be harmful to the Fund’s other shareholders, and does not perceive any conflicts of interest. In these situations, Homestead Funds requires them to agree, through non-disclosure agreements or other means, that the confidential information will be used only as necessary to effect the redemption-in-kind, and that the recipient will not trade on the information and will maintain the information in a manner designed to protect against unauthorized access or misuse.

The Funds’ policies and procedures provide that the CCO may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party, the CCO must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Funds’ shareholders and that any conflicts between the interests of the Funds’ shareholders and those of RE Advisers, RE Investment, or any affiliated person of the Funds are addressed. Portfolio holdings information may be disclosed no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals or individuals. The monthly disclosures will not be made sooner than three days after the date of the information.

With the exception of disclosures to rating and ranking organizations as described above, the Funds require any third party receiving nonpublic holdings information to enter into a confidentiality agreement with RE Advisers. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank the Funds, or to perform due diligence and asset allocation, depending on the recipient of the information.

The Funds’ policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, RE Advisers and its affiliates or recipient of the Funds’ portfolio holdings information.

Master Portfolio

SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS

The Stock Index Fund invests its investable assets in interests of the Master Portfolio. The Board of Trustees of the Master Portfolio and the Board of Directors of BFA have each approved Portfolio Information Distribution Guidelines (the “Guidelines”) regarding the disclosure of the Master Portfolio’s portfolio securities, as applicable, and other portfolio information. The purpose of the Guidelines is to ensure that (i) shareholders and prospective shareholders of the Master Portfolio have equal access to portfolio holdings and characteristics and (ii) third parties (such as consultants, intermediaries and third-party data providers) have access to such information no more frequently than shareholders and prospective shareholders.

Pursuant to the Guidelines, each Fund and the Manager may, under certain circumstances as set forth below, make selective disclosure with respect to a Fund’s portfolio characteristics and portfolio holdings. Each Board of Directors has approved the adoption by the Fund of the Guidelines, and employees of the Manager are responsible for adherence to the Guidelines. The Board of Directors provides ongoing oversight of the Fund’s and Manager’s compliance with the Guidelines.

Disclosure of material non-public information (“Confidential Information”) about a Fund’s portfolio is prohibited, except as provided in the Guidelines. Information that is non-material or that may be obtained from public sources (i.e., information that has been publicly disclosed via a filing with the Commission (e.g., fund annual report), through a press release or placement on a publicly-available internet website, or information derived or calculated from such public sources) shall not be deemed Confidential Information.

Confidential Information relating to a Fund may not be distributed to persons not employed by BlackRock unless the Fund has a legitimate business purpose for doing so.

Portfolio Characteristics and Holdings Disclosure Schedule. Portfolio characteristics and portfolio holdings may be disclosed in accordance with the below schedule.

•	Portfolio Characteristics: Portfolio characteristics include, but are not limited to, sector allocation, credit quality breakdown, maturity distribution, duration and convexity measures, average credit quality, average maturity, average coupon, top 10 holdings with percent of the fund held, average market capitalization, capitalization range, ROE, P/E, P/B, P/CF, P/S, and EPS.

•	Portfolio Holdings: Portfolio holdings include, but are not limited to, issuer name, CUSIP, ticker symbol, total shares and market value for equity portfolios and issuer name, CUSIP, ticker symbol, coupon, maturity current face value and market value for fixed-income portfolios. Other information that will be treated as portfolio holdings for purposes of the Guidelines includes but is not limited to quantity, SEDOL, market price, yield, WAL, duration and convexity as of a specific date. For derivatives, indicative data may also be provided, including but not limited to, pay leg, receive leg, notional amount, reset frequency, and trade counterparty. Risk related information (e.g., value at risk, standard deviation) will be treated as portfolio holdings.

Open-End Mutual Funds (Excluding Money Market Funds)

Time Periods (Calendar Days)
	Prior to 5 Calendar Days After Month-End	5-20 Calendar Days After Month-End	20 Calendar Days After Month-End To Date of Public Filing
Portfolio Holdings	Cannot disclose without non-disclosure or confidentiality agreement and Chief Compliance Officer (“CCO”) approval.		May disclose to shareholders, prospective shareholders, intermediaries, consultants and third-party data providers (e.g., Lipper, Morningstar and Bloomberg), except with respect to Global Allocation funds* (whose holdings may be disclosed 40 calendar days after quarter-end based on the applicable fund’s fiscal year end). If portfolio holdings are disclosed to one party, they must also be disclosed to all other parties requesting the same information.

Portfolio Characteristics	Cannot disclose without nondisclosure or confidentiality agreement and CCO approval*,**	May disclose to shareholders, prospective shareholders, intermediaries, consultants and third-party data providers (e.g., Lipper, Morningstar and Bloomberg). If portfolio characteristics are disclosed to one party, they must also be disclosed to all other parties requesting the same information.

Guidelines for Confidential and Non-Material Information. Confidential Information may be disclosed to the Fund’s Board of Directors and its counsel, outside counsel for the Fund, the Fund’s auditors and to certain third-party service providers (i.e., fund administrator, custodian, proxy voting service) for which a non-disclosure or confidentiality agreement is in place with such service providers. With respect to Confidential Information, the Fund’s CCO or his or her designee may authorize the following, subject in the case of (ii) and (iii) to a confidentiality or nondisclosure arrangement:

(i) the preparation and posting of the Fund’s portfolio holdings and/or portfolio characteristics to its website on a more frequent basis than authorized above;

(ii) the disclosure of the Fund’s portfolio holdings to third-party service providers not noted above; and

(iii) the disclosure of the Fund’s portfolio holdings and/or portfolio characteristics to other parties for legitimate business purposes.

Fact Sheets and Reports. Fund Fact Sheets are available to shareholders, prospective shareholders, intermediaries and consultants on a monthly or quarterly basis no earlier than the fifth calendar day after the end of a month or quarter.

Other Information. The Guidelines shall also apply to other Confidential Information of a Fund such as performance attribution analyses or security-specific information (e.g., information about Fund holdings where an issuer has been downgraded, been acquired or declared bankruptcy).

Data on NAVs, asset levels (by total Fund and share class), accruals, yields, capital gains, dividends and fund returns (net of fees by share class) are generally available to shareholders, prospective shareholders, consultants, and third-party data providers upon request, as soon as such data is available.

Ongoing Arrangements. BFA has entered into ongoing agreements to provide selective disclosure of Fund portfolio holdings to the following persons or entities:

1.	MIP’s Board of Directors and, if necessary, Independent Directors’ counsel and fund counsel.

2.	MIP’s Transfer Agent

3.	MIP’s Custodian

4.	MIP’s Administrator, if applicable.

5.	MIP’s independent registered public accounting firm.

6.	MIP’s accounting services provider

7.	Independent rating agencies — Morningstar, Inc., Lipper Inc., S&P, Moody’s, Fitch

8.	Information aggregators — Markit on Demand, Thomson Financial and Bloomberg, eVestments Alliance, Informa/PSN Investment Solutions, Crane Data, and iMoneyNet.

9.	Sponsors of 401(k) plans that include BlackRock-advised funds — E.I. Dupont de Nemours and Company, Inc.

10.	Consultants for pension plans that invest in BlackRock-advised funds — Rocaton Investment Advisors, LLC, Mercer Investment Consulting, Callan Associates, Brockhouse & Cooper, Cambridge Associates, Morningstar/Investorforce, Russell Investments (Mellon Analytical Solutions) and Wilshire Associates.

11.	Pricing Vendors — Reuters Pricing Service, Bloomberg, FT Interactive Data (FT IDC), ITG, Telekurs Financial, FactSet Research Systems, Inc., JP Morgan Pricing Direct (formerly Bear Stearns Pricing Service), Standard and Poor’s Security Evaluations Service, Lehman Index Pricing, Bank of America High Yield Index, Loan Pricing Corporation (LPC), LoanX, Super Derivatives, IBOXX Index, Barclays Euro Gov’t Inflation-Linked Bond Index, JPMorgan Emerging & Developed Market Index, Reuters/WM Company, Nomura BPI Index, Japan Securities Dealers Association, Valuation Research Corporation and Murray, Devine & Co., Inc.

12.	Portfolio Compliance Consultants — Oracle/i-Flex Solutions, Inc.

13.	Third-party feeder funds — Hewitt Money Market Fund, Hewitt Series Fund, Hewitt Financial Services LLC, Homestead, Inc., Transamerica, and State Farm Mutual Fund and their respective boards, sponsors, administrators and other service providers.

14.	Affiliated feeder funds — BlackRock Cayman Prime Money Market Fund, Ltd. and BlackRock Cayman Treasury Money Market Fund Ltd., and their respective boards, sponsors, administrators and other service providers.

15.	Other — Investment Company Institute. With respect to each such arrangement, the Fund has a legitimate business purpose for the release of information. The release of the information is subject to confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided. The Funds, BlackRock and their affiliates do not receive any compensation or other consideration in connection with such arrangements.

The Master Portfolio and BFA monitor, to the extent possible, the use of Confidential Information by the individuals or firms to which it has been disclosed. To do so, in addition to the requirements of any applicable confidentiality agreement and/or the terms and conditions of the Master Portfolio’s and BFA’s Code of Ethics and Code of Business Conduct and Ethics — all of which require persons or entities in possession of Confidential Information to keep such information confidential and not to trade on such information for their own benefit — BFA’s compliance personnel under the supervision of the Master Portfolio’s Chief Compliance Officer, monitor BFA’s securities trading desks to determine whether individuals or firms who have received Confidential Information have made any trades on the basis of that information. In addition, BFA maintains an internal restricted list to prevent trading by the personnel of BFA or its affiliates in securities — including securities held by the Master Portfolio — about which BFA has Confidential Information. There can be no assurance, however, that the Master Portfolio’s policies and procedures with respect to the selective disclosure of portfolio holdings will prevent the misuse of such information by individuals or firms that receive such information.

TAXES

The following discussion is a general summary of the principal U.S. federal income tax consequences to shareholders who are U.S. citizens, residents, or corporations. The following discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, and other applicable authority, as of the date of this Statement of Additional Information. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Funds. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of federal, state, local or non-U.S. tax laws.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of a Fund as an investment through such plans, and the precise effect of an investment on their particular tax situation.

Stock Index Fund invests substantially all of its assets in Master Portfolio, and so substantially all of Stock Index Fund’s income will be as a result of income allocated to it by Master Portfolio. Therefore, as applicable, references to the U.S. federal income tax treatment of Stock Index Fund, including to the assets owned, income earned by or decisions made by or on behalf of Stock Index Fund, will be to or will include Master Portfolio, and, as applicable, the assets owned by, income earned by or decisions made by or on behalf of Master Portfolio.

Taxation of the Funds

Each Fund has elected to be treated and intends to qualify and be treated each year as a regulated investment company (“RIC”) under Subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders, each Fund generally must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below)(in each case, such income is “qualifying income”);

(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10%

of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and any net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership, such as Master Portfolio, will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.

If a Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If a Fund were to fail to meet the income, diversification or distribution tests described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions could be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.

As a RIC, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any capital loss carryovers from prior years) properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”), if any, that it distributes to shareholders on a timely basis. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income (computed without regard to the dividends- paid deduction), its net tax-exempt income and any net capital gains. Investment company taxable income that is retained by a Fund will be subject to tax at regular corporate rates. A Fund may also retain for investment its net capital gain. If a Fund retains any net capital gain, it will be subject to tax at the regular corporate rates on the amount retained, but it may designate the retained amount as undistributed capital gains in a notice mailed within 60 days of the close of the Fund’s taxable year to its shareholders who, in turn, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on properly-filed U.S. tax returns to the extent the credit exceeds such liabilities. If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income, under clause (i) of the preceding sentence, and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance that a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend, its taxable income and its earnings and profits, a Fund may elect to treat any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, its net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31) as if incurred in the succeeding taxable year.

If a Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such year (or a later date, if the Fund is eligible to elect and so elects), plus any retained amount for the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be properly taken into account after October 31 (or a later date, if the Fund makes the election referred to above) are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid on December 31 of the preceding year, if the dividend is declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Funds intend generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that they will be able to do so.

Fund Distributions

Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from a Fund, regardless of whether received in cash or reinvested in additional shares. Such distributions generally will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Distributions received by tax-exempt shareholders generally will not be subject to U.S. federal income tax to the extent permitted under applicable tax law.

For U.S. federal income tax purposes, distributions of investment income generally are taxable to shareholders as ordinary income. Taxes to shareholders on distributions of capital gains are determined by how long a Fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, a Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Tax rules can alter a Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of Capital Gain Dividends generally will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of short-term capital gains (as reduced by any long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income.

As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.

The ultimate tax characterization of a Fund’s distributions made in a taxable year cannot finally be determined until after the end of that taxable year. As a result, there is a possibility that a Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s “current and accumulated earnings and profits” (generally, the net investment income and net capital gains of the Fund with respect to that year), in which case the excess generally will be treated as a return of capital, which will be tax-free to a shareholder, up to the amount of the shareholder’s tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares.

To the extent a Fund makes distributions of capital gains in excess of the Fund’s net capital gain for the taxable year (as reduced by any available capital loss carryforwards from prior taxable years), there is a possibility that the distributions will be taxable as ordinary dividend distributions, even though distributed excess amounts would not have been subject to tax if retained by the Fund.

If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. A Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period.

“Qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company under the Code.

In general, distributions of investment income reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided both the shareholder and the Fund meet the holding period and other requirements described above. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

If a Fund receives dividends from an investment company that qualifies as a regulated investment company (each, an “Underlying RIC”), and the Underlying RIC reports such dividends as qualified dividend income, or if Stock Index Fund is allocated qualified dividend income from Master Portfolio, which is treated as a partnership for U.S. federal income tax purposes (see “Stock Index Fund’s Investment in Master Portfolio” below), then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided, in the case of an Underlying RIC, that the Fund meets holding period and other requirements with respect to shares of the Underlying RIC.

In general, dividends of net investment income received by corporate shareholders of a Fund will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a dividend eligible for the dividends- received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by such Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

If a Fund receives dividends from an Underlying RIC, and the Underlying RIC reports such dividends as eligible for the dividends-received deduction, or if Stock Index Fund is allocated such dividends from Master Portfolio, which is treated as a partnership for U.S. federal income tax purposes (see “Stock Index Fund’s Investment in Master Portfolio” below), then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided, in the case of an Underlying RIC, that the Fund meets holding period and other requirements with respect to shares of the Underlying RIC.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of individuals, estates and certain trusts, in each case to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption, exchange or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

Taxable shareholders should note that the timing of their investment or redemptions could have undesirable tax consequences. Dividends and distributions on shares of a Fund are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains (“current and accumulated earnings and profits”), even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the net asset value of a Fund reflects either unrealized gains, or realized undistributed income or gains that were therefore included in the price the shareholder paid. Such realized income or gains may be required to be distributed regardless of whether a Fund’s net asset value also reflects unrealized losses. Such distributions may reduce the fair market value of the Fund’s shares below the shareholder’s cost basis in those shares.

Sale, Exchange or Redemption of Shares

The sale, exchange or redemption of shares of a Fund generally will give rise to a gain or loss, but it is not expected that any gain or loss will be realized in respect of the sale, exchange or redemption of Daily Income Fund shares because of that Fund’s policy to maintain its net asset value at a constant $1.00 per share. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Upon the sale, exchange or redemption of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you sold, exchanged or redeemed.

Stock Index Fund’s Investment in Master Portfolio

Stock Index Fund invests substantially all of its assets in Master Portfolio. Because Master Portfolio is treated as a partnership for U.S. federal income tax purposes, Stock Index Fund generally will be allocated its share of the income, gains, losses, deductions, credits, and other tax items of Master Portfolio so as to reflect the Fund’s interest in Master Portfolio. Stock Index Fund will be required to include such allocations in its income for any partnership taxable year ending within or with Stock Index Fund’s taxable year, regardless of whether or not Master Portfolio distributes any cash to Stock Index Fund in such year.

As a result, whether Stock Index Fund meets the 90% gross income and asset diversification tests described above will depend on whether Master Portfolio operates as it intends, i.e., in a manner that allows Stock Index Fund to meet the foregoing tests. If, in any year, Master Portfolio were to fail to operate as intended, Stock Index Fund would as a result itself fail to qualify as a RIC. If Stock Index Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, it would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level, and the resulting taxes could substantially reduce Stock Index Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, Stock Index Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Options, Futures, Forward Contracts, Swap Agreements, Hedges, Straddles and Other Transactions Relevant to the Stock Index Fund

The Master Portfolio may invest in derivatives. Because the Master Portfolio is treated as a partnership for U.S. federal income tax purposes, the Stock Index Fund generally will be allocated its share of the income, gains, losses, deductions, credits, and other tax items of the Master Portfolio, including with respect to the Master Portfolio’s investments in derivatives. The other Funds will not invest in derivatives.

In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized (i) when the option contract expires, (ii) the option is exercised by the holder, or (iii) the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of the Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received. As a result of these and other special tax rules generally applicable to the Funds’ options transactions, if any, such transactions could cause a substantial portion of a Fund’s income to consist of net short-term capital gains, which, when distributed, are treated and taxable to shareholders as ordinary income.

Certain covered call writing activities of a Fund may trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or fail to qualify for the 70% dividends-received deduction, as the case may be.

The tax treatment of certain positions entered into by a Fund, including regulated futures contracts, certain foreign currency positions and certain listed non-equity options, will be governed by section 1256 of the Code (“Section 1256 Contracts”). Gains or losses on Section 1256 Contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, Section 1256 Contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above in respect of futures and options transactions, a Fund’s transactions in other derivative instruments (e.g. forward contracts and swap agreements), as well as any of its other hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (including mark-to-market, constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to a Fund, defer losses to a Fund, and cause adjustments in the holding periods of a Fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax. Each Fund will monitor its transactions, will make appropriate tax elections and will make appropriate entries in its books and records in order to mitigate the effect of these rules.

A Fund’s direct investments in commodities and use of commodity-linked derivatives can be limited by the Fund’s intention to qualify as a regulated investment company, and can bear on the Fund’s ability to so qualify. Income and gains from commodities and certain commodity-linked derivatives does not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked instruments in which the Fund might invest, including certain hybrid instruments discussed above, is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If a Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.

Certain of a Fund’s investments in derivative instruments are likely to produce a difference between the Fund’s book income and the sum of its taxable income and net tax-exempt income (if any). If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify for treatment as a RIC that is accorded special tax treatment and to avoid a Fund-level tax. If, in the alternative, a Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income (if any), the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Original Issue Discount, Pay-In-Kind Securities, Market Discount and Commodity-Linked Notes

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in a Fund’s taxable income (and required to be distributed by the Fund) over the term of the debt obligation, even though payment of that amount is not received until a later time (i.e., upon partial or full repayment or disposition of the debt security) or is received in kind rather than in cash. Increases in the principal amount of inflation-indexed bonds will also be treated as OID.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. In the case of higher-risk securities, the amount of market discount may be unclear.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price), or OID in the case of certain types of debt obligations. A Fund will be required to include the acquisition discount, or OID, in income (as ordinary income) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. A Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

In addition, payment-in-kind securities will, and commodity-linked notes may, give rise to income that is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Each Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of a Fund or if necessary by liquidation of portfolio securities (including when it is not advantageous to do so). A Fund may realize gains or losses from such liquidations. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Securities Purchased at a Premium

Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if a Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require such a Fund to reduce its tax basis by the amount of amortized premium.

Higher-Risk Securities

To the extent such investments are permissible for a Fund, the Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID or market discount; whether, when or to what extent a Fund should recognize market discount on a debt obligation; when and to what extent deductions may be taken for bad debts or worthless securities; and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Issuer Deductibility of Interest

A portion of the interest paid or accrued on certain high yield discount obligations owned by a Fund may not be deductible to (and thus, may affect the cash flow of) the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest.

Interest paid on debt obligations owned by a Fund, if any, that are considered for U.S. tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

Certain Investments in Mortgage-Related Securities

A Fund may invest directly or indirectly in residual interests of real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage securities (“CMOs”) with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that “excess inclusion income” of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, “excess inclusion income” allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities subject to tax on unrelated business income (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity), thereby potentially requiring such an entity that is allocated excess inclusion income and otherwise might not be required to file a U.S. federal income tax return, to file such a tax return and pay tax on such income, and (iii) in the case of a non- U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax (discussed below). A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Foreign Currency Transactions

A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years.

Certain of a Fund’s investments in foreign-currency denominated instruments, and any of a Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between the Fund’s book income and the sum of its taxable income and net tax-exempt income (if any). If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify for treatment as a RIC that is accorded special tax treatment and to avoid a Fund-level tax. If, in the alternative, a Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income (if any), the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign Taxation

Income, proceeds and gains received by the Funds, directly or indirectly, from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes.

If more than 50% of a Fund’s assets at the close of the taxable year consist of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. For this purpose, “securities of foreign corporations” generally includes securities of foreign governments. International Equity Fund anticipates that it may qualify for and make this election in most, but not necessarily all, of its taxable years. In such cases, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of such foreign taxes is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. For example, shareholders who do not itemize on their U.S. federal income tax returns may claim a credit but not a deduction for such foreign taxes. In addition, shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by a Fund.

Tax-Exempt Shareholders

Income of a regulated investment company that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of a regulated investment company. Notwithstanding this “blocking” effect, a tax- exempt shareholder could recognize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

Backup Withholding

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder (i) who fails to properly furnish a Fund with a correct taxpayer identification number, (ii) who has under-reported dividend or interest income, or (iii) who fails to certify to a Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28%.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886.

Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Reporting and Withholding Requirements

To comply with applicable U.S. federal reporting and withholding tax provisions, including the Foreign Account Tax Compliance Act, shareholders may be required to provide tax-related certifications, information or other documentation, including an IRS Form W-9. If a shareholder does not provide such IRS form and other certifications, information or documentation, that shareholder may be subject to withholding taxes on distributions or proceeds received upon the sale, exchange or redemption of its Fund shares.

Cost Basis Reporting

Mutual funds must report cost basis information to shareholders and the IRS when a shareholder sells, redeems or exchanges shares acquired, including through dividend reinvestment, on or after January 1, 2012 in a non-retirement account. The cost basis regulations do not affect retirement accounts, money market funds, and shares acquired before January 1, 2012. The regulations also require mutual funds to report whether a gain or loss is short-term (shares held one year or less) or long-term (shares held more than one year) for all shares acquired on or after January 1, 2012 that are subsequently sold or exchanged.

To calculate the gain or loss on shares sold, shareholders need to know the cost basis of the shares. Cost basis is the original value of an asset for tax purposes (usually the gross purchase price), adjusted for stock splits, reinvested dividends, and return of capital distributions. This value is used to determine the capital gain (or loss), which is the difference between the cost basis of the shares and the gross proceeds when the shares are sold. BFDS supports several different cost basis accounting methods from which a shareholder may select a cost basis method that best suits his or her individual needs. Homestead Funds’ default cost basis accounting method is average cost for all shares purchased after January 1, 2012. If a shareholder decide to elect the Funds’ default method of average cost, no action is required on the part of the shareholder.

For shares acquired on or after January 1, 2012, if a shareholder changes his or her cost basis method, the new method will apply to all shares in the account if the change is requested prior to the first redemption. If, however, the change is requested after the first redemption, the new method will apply to shares acquired on or after the date of the change. BFDS is not required to report cost basis information to shareholders or the IRS on shares acquired before January 1, 2012; however, BFDS will provide this information, as a service, if its cost basis records are complete for such shares. This information will be separately identified on the Form 1099-B (Proceeds from Broker and Barter Exchange Transactions) sent to shareholders by BFDS and not transmitted to the IRS.

CORPORATE MATTERS

The capitalization of Homestead Funds consists solely of an unlimited number of shares of common stock with a par value of $0.01 each. As of December 31, 2015, 500 million shares of $.01 par value capital shares are authorized for Daily Income Fund, 200 million shares for Short-Term Bond Fund, and 100 million shares for Short-Term Government Securities Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund and International Equity Fund.

Shareholders of each Fund are entitled to: one vote per full share; to such distributions as may be declared by the Board out of funds legally available from the Fund; and upon liquidation, to participate ratably in the assets available for distribution from the Fund.

There are no conversion or sinking fund provisions applicable to the shares, and shareholders have no preemptive rights and may not cumulate their votes in the election of directors. The shares are redeemable and are fully transferable. All shares issued and sold by the Funds will be fully paid and non-assessable.

As a Maryland corporate entity, Homestead Funds need not hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. Homestead Funds, however, must hold shareholder meetings for such purposes as, for example: (1) electing the initial Board of Directors; (2) approving certain agreements as required by the 1940 Act; (3) changing fundamental investment objectives, policies and restrictions of the Funds; and (4) filling vacancies on the Board of Directors in the event that less than a majority of the Directors were elected by shareholders. Homestead Funds expects that there will be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders. At such time, the Directors then in office will call a meeting of the shareholders for the election of Directors. In addition, holders of record of a majority of the outstanding shares of Homestead Funds may remove a Director from office by a vote cast in person or by proxy at a shareholder meeting called for that purpose at the request of holders of 50% or more of the outstanding shares of Homestead Funds. The Funds have the obligation to assist in such shareholder communications. Except as set forth above, Directors will continue in office and may appoint successor Directors.

PRINCIPAL UNDERWRITER

RE Investment, located at 4301 Wilson Blvd., Arlington, Virginia 22203, serves as the Funds’ Principal Underwriter. Pursuant to a Distribution Agreement between Homestead Funds and RE Investment, a wholly-owned subsidiary of NRECA United, Inc., a holding company organized by NRECA, RE Investment serves as the exclusive principal underwriter and distributor of the shares of each Fund in a continuous offering. RE Investment wholly owns RE Advisers.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, whose address is 100 East Pratt Street, Suite 1900, Baltimore, MD 21202, is the independent registered public accounting firm for Homestead Funds.

The audited financial statements for the fiscal year ended December 31, 2015 and the Report of Independent Registered Public Accounting Firm for the year then ended, are included in Homestead Funds’ Annual Report to Shareholders dated December 31, 2015. The annual report is incorporated by reference into this SAI and is available without charge upon request by contacting Homestead Funds at 800.258.3030 or on the Funds’ website at homesteadfunds.com. The unaudited financial statements for the semi-annual period ended June 30, 2016 are included in Homestead Funds’ Annual Report to Shareholders dated June 30, 2016. The semi-annual report is incorporated by reference into this SAI and is available without charge upon request by contacting Homestead Funds at 800.258.3030 or on the Funds’ website at homesteadfunds.com.

The annual report to shareholders dated December 31, 2015 for the Master Portfolio also is incorporated by reference into this SAI and is available without charge upon request by contacting BFA at 800.882.0052. PricewaterhouseCoopers LLP is the independent registered public accounting firm for the Master Portfolio. The semi-annual report to shareholders dated June 30, 2016 for the Master Portfolio also is incorporated by reference into this SAI and is available without charge upon request by contacting BFA at 800.882.0052.

LEGAL MATTERS

Ropes & Gray LLP serves as counsel to the Funds, and is located at Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199.

APPENDIX A

DESCRIPTION OF RATINGS OF CERTAIN MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES

DESCRIPTION OF MOODY’S INVESTORS SERVICE, INC.’S COMMERCIAL PAPER RATINGS:

Prime-1 (or related institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

1. Leading market positions in well established industries. High rates of return on funds employed.

2. Conservative capitalization structures with moderate reliance on debt and ample asset protection.

3. Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

4. Well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 (or related supporting institutions) have a strong capacity for repayment of short term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

DESCRIPTION OF MOODY’S INVESTORS SERVICE, INC.’S CORPORATE BOND RATINGS:

Aaa—Bonds, which are rated Aaa, are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds, which are rated Aa, are judged to be a high-quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A—Bonds, which are rated A, possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa—Bonds, which are rated Baa, are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and may have speculative characteristics as well.

DESCRIPTION OF STANDARD & POOR’S CORPORATION’S COMMERCIAL PAPER RATINGS:

A-1—This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

A-2—Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

A-1

DESCRIPTION OF STANDARD & POOR’S CORPORATION’S CORPORATE BOND RATINGS:

AAA—This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA—Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A—Bonds rated A have strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB—Bonds rated BBB are medium-grade category bonds, which are regarded as having adequate capacity to pay principal and interest. Although these bonds have adequate asset coverage and normally are protected by satisfactory earnings, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and principal.

DESCRIPTION OF FITCH INVESTOR’S SERVICE, INC.’S COMMERCIAL PAPER RATINGS:

Fitch-1—(Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

Fitch-2—(Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

DESCRIPTION OF FITCH INVESTOR’S SERVICE, INC.’S CORPORATE BOND RATINGS:

AAA—Bonds of this rating are regarded as strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The factor last named is of importance, varying with the length of maturity. Such bonds are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high-class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt, by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may influence the rating.

AA—Bonds in this group are of safety virtually beyond question, and as a class are readily saleable while many are highly active. Their merits are not greatly unlike those of the “AAA” class, but a bond so rated may be of junior though strong lien—in many cases directly following an AAA bond—or the margin of safety is strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

A-2

APPENDIX B

RE ADVISERS CORPORATION

Proxy Voting Policies and Procedures

Effective August 6, 2003

Amended March 17, 2005, November 2007, January 1, 2011, November 29, 2011, July 1, 2013, June 18, 2014, and July 11, 2015

Introduction

RE Advisers Corporation (“RE Advisers”) has a fiduciary duty to act solely in the best interests of, Homestead Funds, Inc., (“Funds”), employee benefit plans subject to Employee Retirement Income Security Act of 1974 (“ERISA Clients”) and other advisory clients (collectively referred to as “Clients”) unless (i) the power to vote proxies has been specifically retained by the Client or (ii) the documents otherwise prohibit RE Advisers from voting proxies.

RE Advisers recognizes that this duty is based on the view of enhancing the value of the shares of stock of our Clients. The best interest of our Clients is the primary consideration in determining how proxies should be voted.

RE Advisers has adopted and implemented these Proxy Voting Policies and Procedures that are reasonably designed to ensure that proxies are voted in the best interest of Clients in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”).

Proxy Voting Procedures

A.	Clients for Which RE Advisers Has Proxy Voting Responsibility

RE Advisers exercises responsibility for voting proxies with respect to securities selected by RE Advisers and held in Client accounts. RE Advisers’ standard investment advisory agreement provides that RE Advisers is responsible for proxy voting unless the Client has directed RE Advisers to the contrary in writing.

In the case of ERISA Clients, where authority to manage plan assets has been delegated to RE Advisers, this delegation automatically includes responsibility to vote proxies unless the named fiduciary that appointed RE Advisers has expressly reserved to itself or another named fiduciary proxy voting responsibility. To be effective, a reservation of proxy voting responsibility for a given ERISA Client will:

•	be in writing;

•	state that RE Advisers is “precluded” from voting proxies because proxy voting responsibility is reserved to an identified named fiduciary; and

•	be consistent with the plan’s documents (which should provide for procedures for allocating fiduciary responsibilities among named fiduciaries).

In the case of the Funds, the Board of Directors of the Funds (“Fund Directors”) has delegated proxy voting responsibility to RE Advisers. In each case where a Fund has a sub-advisor, RE Advisers has delegated proxy voting responsibility to that sub-advisor.

B.	Arrangement with Proxy Voting Service

To assist us in carrying out our responsibilities with respect to proxy voting, RE Advisers has engaged an outside firm, Institutional Shareholder Services Inc. (“ISS”), which is a proxy research, advisory, voting, recordkeeping and vote-reporting service. Pursuant to a proxy voting agency service agreement, ISS keeps RE Advisers apprised of the shareholder meeting dates of securities holdings, makes copies of proxy materials available for our review upon request and votes proxies in accordance with the Proxy Policies (as defined below) or instructions. Additionally, ISS maintains all necessary proxy voting records and, upon request, prepares reports concerning how votes were cast.

When making proxy voting decisions, and except to the extent superseded by Client proxy voting policies, RE Advisers generally adheres to its customized proxy voting policies (“Proxy Policies”), which set forth RE Advisers’ positions on recurring issues. The Proxy Policies are reviewed periodically and updated or revised as necessary. The Proxy Policies are not exhaustive and do not include all potential voting issues. Proposals not covered by the Proxy Policies and contested situations are evaluated on a case-by-case basis, taking into consideration all of the relevant facts and circumstances at the time of the vote. RE Advisers’ voting decisions are then communicated to ISS. The Proxy Policies are part of these Proxy Voting Policies and Procedures.

Although the portfolio manager may consider ISS’s recommendations on proxy issues, RE Advisers bears ultimate responsibility for proxy voting decisions. For ERISA plans for which RE Advisers votes proxies, RE Advisers is not relieved of its fiduciary responsibility by following directions of ISS or the ERISA plans’ named fiduciaries or by delegating proxy voting responsibility to another person.

C.	Adherence to Client Proxy Voting Policies

Although Clients do not always have proxy voting policies, if a Client has such a policy and instructs RE Advisers to follow it, RE Advisers is required to comply with the Client’s voting policy except in any instance in which doing so would be imprudent or unlawful. In the case of ERISA plans, RE Advisers, as a fiduciary, is required to discharge its duties in accordance with the documents governing the plan (insofar as they are consistent with ERISA). These documents include statements of proxy voting policy. In the case of the Funds, RE Advisers is required to discharge its duties in accordance with the investment management agreement between RE Advisers and the Funds, subject to the oversight of the Funds’ Board of Directors.

RE Advisers must to the extent possible comply with each Client’s proxy voting policy. If such policies conflict, RE Advisers may vote proxies to reflect each policy in proportion to the respective Client’s interest in any pooled account (unless in the particular situation voting in such a manner would be imprudent or otherwise inconsistent with applicable law).

D.	Conflicts of Interest

From time to time, proxy voting proposals may create conflicts between the interests of Clients and the interests of RE Advisers, its employees, or its affiliates. RE Advisers shall take certain steps designed to ensure, and must be able to demonstrate that those steps resulted in, a decision to vote the proxies that was based on the Clients’ best interest and was not the product of the conflict. For example, conflicts of interest may arise when:

•	A proponent of a proxy proposal has a business relationship with RE Advisers or its affiliates;

•	RE Advisers or its affiliates have business relationships with participants in proxy contests, corporate directors, or director candidates;

•	An RE Advisers’ employee has a personal interest in the outcome of a particular matter;

•	An RE Advisers’ employee has a business or personal relationship with participants in proxy contests, corporate directors or director candidates; or

•	RE Advisers’ portfolio managers or officers own securities that RE Advisers purchases or recommends for Clients.

RE Advisers’ President or his designee is responsible for identifying proxy voting proposals that may present a conflict of interest. Anyone involved in the proxy voting decision making process that has knowledge of a conflict of interest shall disclose such conflict to the President or designee. If RE Advisers receives a proxy relating to an issue that raises a conflict of interest, the President or his designee shall determine whether the conflict is “material” to any specific proposal included within the proxy. The President or his designee will determine whether a proposal is material as follows:

•	Routine Proxy Proposals – Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest for RE Advisers, unless the President or his designee has actual knowledge that a routine proposal should be treated differently or that RE Advisers portfolio managers or officers own the issuer’s securities. For this purpose, “routine” proposals would typically include but not be limited to matters such as uncontested election of directors, meeting formalities, approval of an annual report/financial statements, and compensation matters for management and employees (e.g., stock option plans, stock purchase plans, retirement plans, profit sharing, or other special remuneration plans).

•

Non-Routine Proxy Proposals – Proxy proposals that are “non-routine” will be presumed to involve a material conflict of interest, unless the President or his designee determines that RE Advisers does not have such a conflict of interest. For this purpose, “non-routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, and a change in the articles of incorporation that materially affects the rights of shareholders. In determining on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest, the President or his designee will consider whether RE Advisers may have a business or personal relationship with a participant in a proxy contest, the issuer itself or the issuer’s pension plan, corporate directors, or candidates for directorships.

For any proposal where the President or his designee determines that RE Advisers has a material conflict of interest, RE Advisers may vote a proxy regarding that proposal in any of the following manners:

In the case of all Clients:

•	Use Predetermined Voting Policy – RE Advisers may vote according to its guidelines or, if applicable, the proxy voting policies mandated by the Client, so long as the subject matter of the proposal is specifically addressed in the Proxy Policies such that RE Advisers will not be exercising discretion on the specific proposal raising a conflict of interest.

•	Use an Independent Third Party – Subject to any Client imposed proxy voting policies, RE Advisers may use an independent third party (such as another proxy voting agency service) to recommend how to vote proxies for proposals that involve a conflict or may have the third party vote such proxies.

In the case of Clients other than the Funds or ERISA Clients:

•	Refer Proposal to the Client – RE Advisers may refer the proposal to the Client and obtain instructions from the Client on how to vote the proxy relating to that proposal.

•	Obtain Client Ratification – If RE Advisers is in a position to disclose the conflict to the Client (i.e., such information is not confidential), RE Advisers may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the Client, and obtain the Client’s consent to how RE Advisers will vote on the proposal (or otherwise obtain instructions from the client on how the proxy on the proposal should be voted).

E.	Operational Procedures

RE Advisers’ Investments Division is responsible for ensuring that ISS receives, processes, and votes proxies in accordance with the Proxy Policies or instructions. Once a Client account is established, the Investments Division will arrange for the Client’s custodian to forward proxy materials to ISS. The Investments Division will also make sure the Client’s custodian provides ISS with a list of Client holdings on a regular basis to enable ISS to track meeting dates and notify RE Advisers of upcoming meetings. The appropriate portfolio manager at RE Advisers will review each proxy and determine how the vote should be cast before it is voted by ISS to ensure that proxies are voted in accordance with the Proxy Policies and in the best interest of our Clients. RE Advisers’ Chief Compliance Officer (“CCO”) or its designee will monitor the proxy voting process to ensure that all votes are cast and that the proxy proposals are voted in accordance with the Proxy Policies.

F.	Disclosure of Proxy Voting Intentions

RE Advisers personnel may not discuss with members of the public how RE Advisers intends to vote on any particular proxy proposal without the advance approval of its President. This does not restrict communications in the ordinary course of business with named fiduciaries of ERISA plans or other Clients for which RE Advisers votes proxies. Disclosure of RE Advisers’ proxy voting intentions – especially when done with the purpose or effect of influencing the management or control of a company – could trigger various restrictions under the federal securities laws, including under the proxy solicitation, beneficial ownership, and short-swing profit liability provisions of the Securities Exchange Act of 1934.

G.	Fund Reporting

On a quarterly basis where proxy votes have been cast, RE Advisers shall compile and present to the Fund Directors a proxy voting report that includes whether the vote was consistent with these Proxy Voting Policies and Procedures, and if inconsistent, an explanation of why the vote was cast in such a manner.

H.	Fund Shareholder’s Request for Proxy Voting Disclosure

RE Advisers shall file with the Securities and Exchange Commission on Form N-PX, no later than August 31 of each year, the complete proxy voting record of the Funds for the twelve-month period ending June 30th of such year.

I.	Fund SubAdvisor Monitoring

RE Advisers has delegated proxy voting responsibility to sub-advisors for certain series of the Homestead Funds (the “sub-advisors”). On a quarterly basis, the CCO reviews votes cast for adherence to the sub-advisors’ respective proxy voting policies and procedures, and if inconsistent, an explanation of why the vote was cast in such a manner, and ensures all proxy votes are cast by deadline. On an annual basis as part of the Compliance Rule, the CCO evaluates the sub-advisors’ proxy voting policies and procedures to ensure that they are reasonably designed to prevent violations of the federal securities laws based on information received by the sub-advisors.

J.	Client Information

These Proxy Voting Policies and Procedures, including the Proxy Policies, are available to Clients upon request. To Clients for which RE Advisers has proxy voting authority, RE Advisers provides a summary of these Proxy Voting Policies and Procedures and discloses how those Clients may obtain information about how their proxies were voted. If requested, RE Advisers will provide Clients with information on our proxy voting decisions and actions for securities in their accounts.

In the case of ERISA plans, the named fiduciary that appointed RE Advisers is required to monitor periodically our activities, including our decisions and actions with regard to proxy voting. Accordingly, RE Advisers provides these named fiduciaries on request with reports to enable them to monitor our proxy voting decisions and actions, including our adherence, as applicable, to their proxy voting policies.

A Fund’s proxy voting record is available (i) on the SEC’s website at sec.gov, and (ii) without charge, to shareholder of the Funds by calling the Funds toll-free number as listed in its current Prospectus. RE Advisers shall respond to all shareholder requests for records within three business days of such request by first-class mail or other means designed to ensure prompt delivery.

K.	Recordkeeping

RE Advisers, in conjunction with ISS, will compile and maintain for five (5) years the proxy voting records required by
Rule 204-2(c)(2) under the Advisers Act, which include (1) copies of these Proxy Voting Policies and Procedures, (2) a copy of each proxy statement received for client securities (this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database), (3) a record of each vote cast on behalf of a client (this requirement may be satisfied by a third party who has agreed in writing to do so), (4) a copy of any document created by RE Advisers that was material to making the voting decision or that memorializes the basis for the decision, and (5) a copy of each written Client request for information on how RE Advisers voted proxies on the client’s behalf, as well as a copy of any written response to a written or oral client request for such information.

L.	Amendments

At least annually, RE Advisers shall review and where necessary amend these Proxy Voting Policies and Procedures.

APPENDIX C:

T. ROWE PRICE ASSOCIATES, INC.

T. ROWE PRICE INTERNATIONAL LTD

T. ROWE PRICE (CANADA), INC

T. ROWE PRICE HONG KONG LIMITED

T. ROWE PRICE SINGAPORE PRIVATE LTD.

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., T. Rowe Price International Ltd, T. Rowe Price (Canada), Inc., T. Rowe Price Hong Kong Limited, and T. Rowe Price Singapore Private Ltd. (collectively, “T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“Price Funds”) and by common trust funds, offshore funds, institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies. This document is updated annually.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Other Considerations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance. In addition to our proxy voting guidelines, we rely on a company’s disclosures, its board’s recommendations, a company’s track record, country-specific best practices codes, our research providers and, most importantly, our investment professionals’ views, in making voting decisions.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate social responsibility issues. Certain delegated members of the Proxy Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or counsel client’s portfolio manager.

Global Proxy Services Group. The Global Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Proxy Administrator. The Global Proxy Services Group will assign a Proxy Administrator who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.

Global Corporate Governance Analyst. Our Global Corporate Governance Analyst is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (ISS) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, ISS maintains and implements a custom voting policy for the Price Funds and other client accounts. From time to time, T. Rowe Price may also obtain certain proxy voting research from Glass, Lewis & Co., LLC.

Meeting Notification

T. Rowe Price utilizes ISS’s voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Proxy Exchange, ISS’s web-based application.

Vote Determination

Each day, ISS delivers into T. Rowe Price’s proprietary proxy research platform a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers may decide to vote their proxies consistent with the Policies and Procedures, as set by the Proxy Committee, and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign off on all proxies before the votes are cast, or they may choose only to sign off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast contrary to our proxy voting guidelines.

T. Rowe Price Voting Policies

Specific proxy voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:

Election of Directors – For U.S. companies, T. Rowe Price generally supports slates with a majority of independent directors. However, T. Rowe Price may vote against outside directors who do not meet our criteria relating to their independence, particularly when they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent. Outside of the U.S., we expect companies to adhere to the minimum independence standard established by regional corporate governance codes. At a minimum, however, we believe boards in all regions should include a blend of executive and non-executive members, and we are likely to vote against senior executives at companies without any independent directors. We also vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. Additionally, we may vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.

Anti-Takeover, Capital Structure and Corporate Governance Issues – T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We may support shareholder proposals that call for the separation of the Chairman and CEO positions if we determine that insufficient governance safeguards are in place at the company.

Executive Compensation Issues – T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a proprietary, scorecard-based approach that employs a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives, contain the potential for excessive dilution relative to the company’s peers, or rely on an inappropriate mix of options and full-value awards. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executives with outsized pledged/hedged stock positions, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a proprietary scorecard-based approach that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. With respect to the frequency in which companies should seek advisory votes on compensation, we believe shareholders should be offered the opportunity to vote annually. Finally, we may withhold votes from compensation committee members or even the entire board if we have cast votes against a company’s “Say-on-Pay” vote in consecutive years.

Mergers and Acquisitions – T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities. We oppose a high proportion of proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions if we conclude these arrangements reduce the alignment of executives’ incentives with shareholders’ interests.

Corporate Social Responsibility Issues – Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using ISS’s proxy research and company reports. T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

Global Portfolio Companies – ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed ISS’s general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

Fixed Income, Index and Passively Managed Accounts – Proxy voting for fixed income, index and other passively-managed portfolios is administered by the Proxy Services Group using T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process. In addition, fixed income accounts will generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security (i.e., consents, restructurings, reorganization proposals).

Divided Votes – In situations where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or Price Fund, the Proxy Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against our proxy voting guidelines. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to our proxy voting guidelines.

Shareblocking – Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price’s policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan – The Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the Proxy Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy.

Issues raising potential conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Funds).

REPORTING, RECORD RETENTION AND OVERSIGHT

The Proxy Committee, and certain personnel under the direction of the Proxy Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.

Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to clients upon request.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for six years (except for proxy statements available on the SEC’s EDGAR database).

APPENDIX D

PROXY VOTING POLICIES AND PROCEDURES

HARDING LOEVNER LP

INTRODUCTION

Harding Loevner LP (“Harding Loevner”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of our clients, pursuant to Rule 206(4)-6 of the Investment Advisers Act of 1940 (the “Advisers Act”).

Harding Loevner subscribes to the corporate governance voting recommendations provided by Glass Lewis & Co. LLC.

STATEMENT OF POLICY

As a matter of policy, Harding Loevner:

•	Has a fiduciary duty to act solely in the best interests of our clients, including exercising voting rights on shares of securities held in client accounts.

•	Takes responsibility for voting client proxies only upon a client’s written request.

•	Votes all proxies in the best interest of our clients as shareholders, i.e., to maximize shareholder value.

•	Considers each proposal on its merits, including in the context of the issuer, industry, and country or countries in which its business is conducted, and uses the guidelines developed by Glass Lewis for voting recommendations.

•	Maintains discretion over the voting process and will vote contrary to Glass Lewis recommendations to ensure that the vote is in our clients’ best interests.

•	May determine in certain instances to refrain from voting a particular ballot if, after evaluating all factors we deem relevant, voting is not in the best interest of clients.

•	Identifies and resolves all material proxy-related conflicts of interest in the client’s best interests.

•	Considers a company’s corporate governance practices as part of the investment process and relevant to voting the company’s proxy.

•	Believes that proxy voting is a valuable tool to guide companies on the practice of sound corporate governance.

•	Discloses our clients’ voting records only to them and as required to fulfill regulatory obligations.

MATERIAL CONFLICTS OF INTEREST

Harding Loevner recognizes that there may be a material conflict of interest between its interests and the interests of our clients if Harding Loevner has a client, vendor, or other business relationship with an issuer. Examples of material conflicts of interest include, but are not limited to, the following:

1.	Harding Loevner could serve as investment adviser to a client, the management of which supports a particular proposal, and shares of that company are held in client accounts;

2.	Harding Loevner could serve as an investment adviser to a pension plan client that sponsors a proposal; or

3.	A Harding Loevner employee who would otherwise be involved in the decision-making in respect of a particular proposal has a material relationship with the issuer.

If a conflict is identified, Harding Loevner defers to Glass Lewis to provide unbiased, unaffiliated third-party voting recommendations.

Communication regarding voting matters is transparent and available to all members of the investment, client management, and compliance teams via a centralized database. Our proxy voting decisions are subject to review and oversight by, and regular reporting to, our clients. We also complete regulatory filings (i.e., Form N-PX) on a regular basis of voting information.

DESCRIPTION OF VOTING PROCEDURES

A designated member of the Operations team circulates information about upcoming meetings via our research database to the analyst covering the company (or to a portfolio manager if the covering analyst is unavailable). The related Glass Lewis research report accompanies the meeting information. The analyst reviews the meeting information along with the Glass Lewis recommendations and research report to determine if Harding Loevner will follow the Glass Lewis recommendations or whether the analyst recommends a vote contrary to the Glass Lewis recommendation. The analyst issues his/her voting instructions to Operations, who enters the voting instructions into Broadridge’s ProxyEdge platform.

If Glass Lewis does not issue a recommendation, the designated member of the Operations team will solicit a decision from the covering analyst (or a portfolio manager if the covering analyst is unavailable).

If there is insufficient time for the investment team member to review the materials (e.g., delayed receipt of information), the Operations team votes in accordance with the Glass Lewis recommendations to ensure the client accounts participate in the shareholder meeting.

A record of the meeting materials, research reports, and discussions (if any), are maintained in Harding Loevner’s research database. The votes are cast on behalf of client accounts and recorded on Broadridge’s ProxyEdge voting platform.

OTHER CONSIDERATIONS

In certain instances, Harding Loevner may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. The following list of considerations, while not exhaustive, highlights some potential instances in which a proxy vote might not or will not be entered.

Securities Lending. Harding Loevner may be unable to vote proxies when the underlying securities have been lent out as part of a client’s securities lending program.

Share Blocking. Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting. As a general matter, Harding Loevner does not vote securities in countries that require share blocking because it limits us from exercising our investment discretion. We review each proposal and the restrictions imposed to determine if the proxy issue is sufficiently important to consider the possibility of voting blocked shares.

Power of Attorney. Certain countries require the beneficial owner of the security (i.e., Harding Loevner’s client) to complete a power of attorney prior to exercising voting rights. As a general matter, Harding Loevner does not vote securities in countries that require a beneficial owner power of attorney because the information required includes client identifying information. There are often additional processing fees imposed on the client as well.

Lack of Adequate Information, Untimely Receipt of Materials, or Excessive Costs. Harding Loevner may be unable to complete a thorough and informed review of the proxy materials if the issuer does not provide the information in a timely fashion or if translated materials are not available. Further, Harding Loevner may refrain from entering a vote when, in its judgment, the costs exceed the expected benefits to the client’s account.

No Longer Own the Shares. Harding Loevner will not vote shares in securities that we no longer own in client accounts, even if we owned the securities on the company’s record date.

Wrap Fee Programs. When establishing new accounts or entering into arrangements for new wrap fee programs, we instruct the relevant custodian or wrap program sponsor to set up arrangements with our third-party proxy-voting agent, ProxyEdge, to help ensure that we receive notice of the relevant proxies sufficiently in advance of a meeting to allow us to vote. We will be unable to enter voting instructions if the custodian or wrap program sponsor fails to properly set up these arrangements, or if timely notice is not received. Voting wrap accounts on platforms other than ProxyEdge are done on a best efforts basis.

HOW TO OBTAIN VOTING INFORMATION

Upon a client’s written request, Harding Loevner will provide information on how shares held in the client’s account were voted. We will also provide to clients a description of our proxy voting policies and procedures and, upon request, furnish a copy of these policies and procedures to the requesting client. Contact the client management team at either ICM@hlmnet.com or ManagedAccounts@hlmnet.com for proxy voting information.

OVERSIGHT AND RECORDKEEPING

Harding Loevner’s Chief Compliance Officer is responsible for developing, implementing, and updating the proxy voting policies and procedures. The Chief Compliance Officer is also responsible for ensuring the complete and timely submission of any necessary regulatory filings and that disclosures in regulatory documents relating to these proxy voting policies and procedures are complete and accurate. Members of the Investment team (i.e., the covering analyst, or the portfolio manager if the analyst is not available) are responsible for reviewing the information about the meeting and making a timely determination regarding how the votes should be cast. Investment team members are also solicited for their input on the quality and timeliness of the Glass Lewis reports. Harding Loevner’s Operations team is responsible for the day-to-day administration of the proxy voting process.

Harding Loevner maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act. A record of the meeting materials, research reports, and discussions (if any) are maintained in Harding Loevner’s research database. The votes cast on behalf of client accounts are recorded on Broadridge’s ProxyEdge platform and are available to Harding Loevner on demand.

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APPENDIX E

Proxy voting guidelines for U.S. securities

February 2015

Proxy voting guidelines for U.S. securities

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Proxy voting guidelines for U.S. securities

These guidelines should be read in conjunction with BlackRock’s Global Corporate Governance and Engagement Principles, which are available on-line at www.blackrock.com

Introduction

BlackRock, Inc. and its subsidiaries (collectively, “BlackRock”) seek to make proxy voting decisions in the manner most likely to protect and promote the economic value of the securities held in client accounts. The following issue-specific proxy voting guidelines (the “Guidelines”) are intended to summarize BlackRock’s general philosophy on corporate governance matters and approach to issues that may commonly arise in the proxy voting context for U.S. securities. These Guidelines are not intended to limit the analysis of individual issues at specific companies and are not intended to provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots as well as our expectations of boards of directors. They are applied with discretion, taking into consideration the range of issues and facts specific to the company and the individual ballot item.

Voting guidelines

These guidelines are divided into six key themes which group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders.

The six key themes are:

•	Boards and directors

•	Auditors and audit-related issues

•	Capital structure, mergers, asset sales and other special transactions

•	Remuneration and benefits

•	Social, ethical and environmental issues

•	General corporate governance matters

Boards and directors

Director elections

BlackRock generally supports board nominees in most uncontested elections. BlackRock may withhold votes from certain directors on the board or members of particular board committees (or prior members, as the case may be) in certain situations, including, but not limited to:

•	The independent chair or lead independent director and members of the governance committee, where a board fails to implement shareholder proposals that receive a majority of votes cast at a prior shareholder meeting, and the proposals, in our view, have a direct and substantial impact on shareholders’ fundamental rights or long-term economic interests.

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•	The independent chair or lead independent director and members of the governance committee, where a board implements or renews a poison pill without seeking shareholder approval beforehand or within a reasonable period of time after implementation.

•	The independent chair or lead independent director and members of the governance committee, where a board amends the charter/articles/by-laws such that the effect may be to entrench directors or to significantly reduce shareholder rights. In such cases, in determining whether to withhold support from directors, we will consider in part the company’s publicly stated rationale for the changes and whether the board has determined to seek shareholder approval beforehand or within a reasonable period of time after implementation.

•	The independent chair or lead independent director, members of the nominating committee, and/or the longest tenured director(s), where we observe a lack of board responsiveness to shareholders on board composition concerns, evidence of board entrenchment, insufficient attention to board diversity, and/or failure to promote adequate board succession planning over time in line with the company’s stated strategic direction.

•	An insider or affiliated outsider who sits on the board’s audit, compensation, nominating or governance committees (the “key committees”), which we believe generally should be entirely independent. However, BlackRock will examine a board’s complete profile when questions of independence arise prior to casting a withhold vote for any director. For controlled companies, as defined by the U.S. stock exchanges, we will only vote against insiders or affiliates who sit on the audit committee, but not other key committees.

•	Members of the audit committee during a period when the board failed to facilitate quality, independent auditing, for example, if substantial accounting irregularities suggest insufficient oversight by that committee.

•	Members of the audit committee during a period in which we believe the company has aggressively accounted for its equity compensation plans.

•	Members of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers, and where we believe the compensation committee has not already substantially addressed this issue.

•	Members of the compensation committee where the company has repriced options without contemporaneous shareholder approval.

•	The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where board member(s) at the most recent election of directors have received withhold votes from more than 30% of shares voting and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BlackRock did not support the initial withhold vote.

•	The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where the board is not composed of a majority of independent directors. However, this would not apply in the case of a controlled company.

•	Where BlackRock obtains evidence that casts significant doubt on a director’s qualifications or ability to represent shareholders.

•	Where it appears the director has acted (at the company or at other companies) in a manner that compromises his or her reliability in representing the best long-term economic interests of shareholders.

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•	Where a director has a pattern of poor attendance at combined board and applicable key committee meetings. Excluding exigent circumstances, BlackRock generally considers attendance at less than 75% of the combined board and applicable key committee meetings by a board member to be poor attendance.

•	Where a director has committed himself or herself to service on a large number of boards, such that we deem it unlikely that the director will be able to commit sufficient focus and time to a particular company (commonly referred to as “over-boarding”). While each situation will be reviewed on a case-by-case basis, BlackRock is most likely to withhold votes for over-boarding where a director is: 1) serving on more than four public company boards; or 2) is a chief executive officer at a public company and is serving on more than two public company boards in addition to the board of the company where they serve as chief executive officer.

If a board maintains a classified structure, it is possible that the director(s) with whom we have a particular concern may not be subject to election in the year that the concern arises. In such situations, if we have a concern regarding a committee or committee chair, we generally register our concern by withholding votes from all members of the relevant committee who are subject to election that year.

Director independence

We expect that a board should be majority independent. We believe that an independent board faces fewer conflicts and is best prepared to protect shareholder interests. Common impediments to independence in the U.S. may include, but are not limited to:

•	Employment by the company or a subsidiary as a senior executive within the previous five years

•	Status as a founder of the company

•	Substantial business or personal relationships with the company or the company’s senior executives

•	Family relationships with senior executives or founders of the company

•	An equity ownership in the company in excess of 20%

Board composition and effectiveness

We encourage boards to routinely refresh their membership to ensure the relevance of the skills, experience and attributes of each director to the work of the board. To ensure that the board remains effective, regular reviews of board performance should be carried out and assessments made of gaps in skills or experience amongst the members. BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and to ensure both continuity and adequate succession planning. We believe that the nominating committee of the board has the ability to implement such refreshment. In identifying potential candidates, boards should take into consideration the diversity of experience and expertise of the current directors and how that might be augmented by incoming directors. We encourage boards to disclose their views on: the mix of competencies, experience and other qualities required to effectively oversee and guide management; the process by which candidates are identified and selected, including whether professional firms or other sources outside of incumbent directors’ networks have been engaged to identify and/or assess candidates; the process by which boards evaluate themselves and any significant outcomes of the evaluation process, without divulging inappropriate and/or sensitive details; the consideration given towards board diversity, including, but not limited to, diversity of gender, race, age, experience, and skills; and other factors taken into account in the nomination process.

While we support regular board refreshment, we are not opposed in principle to long-tenured directors nor do we believe that long board tenure is necessarily an impediment to director independence. We believe that a variety of director tenures within the boardroom can be beneficial to ensure board quality and continuity of experience; our primary concern

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is that board members are able to contribute effectively as corporate strategy evolves and business conditions change over time, and that all directors, regardless of tenure, demonstrate appropriate responsiveness to shareholders over time. We acknowledge that each director brings their own unique skills and experiences and that no single person can be expected to bring all relevant skill sets to a board; at the same time, we generally do not believe it is necessary or appropriate to have any particular director on the board solely by virtue of a singular background or specific area of expertise.

As a result of the nominating committee’s responsibility for board composition and refreshment over time, we typically oppose shareholder proposals imposing arbitrary limits on the pool of directors from which shareholders can choose their representatives. However, where boards find that age limits or term limits are the most efficient and objective mechanism for ensuring periodic board refreshment, we generally defer to the board’s determination in setting such limits.

Board size

We generally defer to the board in setting the appropriate size. We believe directors are generally in the best position to assess what size is optimal to ensure a board’s effectiveness. However, we may oppose boards that appear too small to allow for effective shareholder representation or too large to function efficiently.

CEO and management succession planning

There should be a robust CEO and management succession plan in place at the board level that is reviewed and updated on a regular basis. We expect succession planning to cover both long-term planning consistent with the strategic direction of the company and identified leadership needs over time as well as short-term planning in the event of an unanticipated executive departure. We acknowledge that both internal and external management candidates may be considered, as informed by required skill sets and cultural fit considerations and as appropriate to the company’s circumstances. We encourage the company to explain its executive succession planning process, including where accountability lies within the boardroom for this task, without prematurely divulging sensitive information commonly associated with this exercise.

Classified board of directors/staggered terms

A classified board of directors is one that is divided into classes (generally three), each of which is elected on a staggered schedule (generally for three years). At each annual meeting, only a single class of directors is subject to reelection (generally one-third of the entire board).

We believe that classification of the board dilutes shareholders’ right to evaluate promptly a board’s performance and limits shareholder selection of their representatives. By not having the mechanism to immediately address concerns we may have with any specific director, we may be required to register our concerns through our vote on the directors who are subject to election that year (see “Director elections” for additional detail). Furthermore, where boards are classified, director entrenchment is more likely, because review of board service generally only occurs every three years. Therefore, we typically vote against classification and for proposals to eliminate board classification.

Contested director elections

Most director elections are not competitive, but shareholders are sometimes presented with competing slates of director candidates. Generally, such proxy contests are the result of a shareholder (or group of shareholders) seeking to change the company’s strategy or address failures in the board’s oversight of management. The details of proxy contests are assessed on a case-by-case basis. We evaluate a number of factors, which may include, but are not limited to: the qualifications of the dissident and management candidates; the validity of the concerns identified by the dissident; the viability of both the dissident’s and management’s plans; the likelihood that the dissident’s solutions will produce the desired change; and whether the dissidents represent the best option for enhancing long-term shareholder value.

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Cumulative voting for directors

Cumulative voting allocates one vote for each share of stock held, times the number of directors subject to election. A shareholder may cumulate his/her votes and cast all of them in favor of a single candidate, or split them among any combination of candidates. By making it possible to use their cumulated votes to elect at least one board member, cumulative voting is typically a mechanism through which minority shareholders attempt to secure board representation.

We typically oppose proposals that further the candidacy of minority shareholders whose interests do not coincide with our fiduciary responsibility. We may support cumulative voting proposals at companies where the board is not majority independent. We may support cumulative voting at companies that have a controlling shareholder. A cumulative voting structure is not consistent with a majority voting requirement, as it may interfere with the capacity of director candidates to achieve the required level of support. We may not support a cumulative voting proposal at a company that has adopted a majority voting standard.

Director compensation and equity programs

We believe that compensation for independent directors should be structured to align the interests of the directors with those of shareholders, whom the directors have been elected to represent. We believe that independent director compensation packages based on the company’s long-term performance and that include some form of long-term equity compensation are more likely to meet this goal; therefore, we typically support proposals to provide such compensation packages. However, we will generally oppose shareholder proposals requiring directors to own a minimum amount of company stock, as we believe that companies should maintain flexibility in administering compensation and equity programs for independent directors, given each company’s and director’s unique circumstances. As discussed in further detail under the heading “Equity compensation plans” below, we believe that companies should prohibit directors from engaging in transactions with respect to their long-term compensation that might disrupt the intended economic alignment between equity plan beneficiaries and shareholders.

Indemnification of directors and officers

We generally support reasonable but balanced protection of directors and officers. We believe that failure to provide protection to directors and officers might severely limit a company’s ability to attract and retain competent leadership. We generally support proposals to provide indemnification that is limited to coverage of legal expenses. However, we may oppose proposals that provide indemnity for: breaches of the duty of loyalty; transactions from which a director derives an improper personal benefit; and actions or omissions not in good faith or those that involve intentional misconduct.

Majority vote requirements

BlackRock generally supports proposals seeking to require director election by majority vote. Majority voting standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. We note that majority voting is not appropriate in all circumstances, for example, in the context of a contested election. We also recognize that some companies with a plurality voting standard have adopted a resignation policy for directors who do not receive support from at least a majority of votes cast. Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.

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Risk oversight

Companies should have an established process for identifying, monitoring and managing key risks, and independent directors should have ready access to relevant management information and outside advice, as appropriate, to ensure they can properly oversee risk management. We encourage companies to provide transparency as to the optimal risk levels, how risk is measured and how risks are reported to the board. We are particularly interested to understand how risk oversight processes evolve in response to changes in corporate strategy and/or shifts in the business and related risk environment. Boards should clearly explain their approach to risk oversight, including where accountability lies within the boardroom for this activity, especially where there are multiple individuals or board committees tasked with oversight of various risks.

Separation of chairman and CEO positions

We believe that independent leadership is important in the board room. In the U.S. there are two commonly accepted structures for independent board leadership: 1) an independent chairman; or 2) a lead independent director. We assess the experience and governance track record of the independent chairman or lead independent director to understand capability and suitability to effectively and constructively lead a board. Our expectations of an individual in this role include, but are not limited to: being available to serve as an advisor to the CEO; contributing to the oversight of CEO and management succession planning; and being available to meet with shareholders when they have highly sensitive concerns about management or corporate governance issues. We generally consider the designation of a lead independent director as an acceptable alternative to an independent chair if the lead independent director has a term of at least one year and has powers to: 1) provide formal input into board meeting agendas; 2) call meetings of the independent directors; and 3) preside at meetings of independent directors. Where a company does not have a lead independent director that meets these criteria, we generally support the separation of chairman and CEO.

Shareholder access to the proxy

We believe that long-term shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate individuals to stand for election to the boards of the companies they own and to have those nominees included on the company’s proxy card. This right is commonly referred to as “proxy access”. In our view, securing a right of shareholders to nominate directors without engaging in a control contest can enhance shareholders’ ability to participate meaningfully in the director election process, stimulate board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking. Given the complexity of structuring an appropriate proxy access mechanism and the brevity required of shareholder proposals, we generally expect that a shareholder proposal to adopt proxy access will describe general parameters for the mechanism, while providing the board with flexibility to design a process that is appropriate in light of the company’s specific circumstances. Proxy access mechanisms should provide shareholders with a reasonable opportunity to use this right without stipulating overly restrictive or onerous parameters for use, and also provide assurances that the mechanism will not be subject to abuse by short-term investors, investors without a substantial investment in the company, or investors seeking to take control of the board. We will review proposals regarding the adoption of proxy access on a case-by-case basis.

Auditors and audit-related issues

BlackRock recognizes the critical importance of financial statements that provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on boards of directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company, and may withhold votes from the audit committee’s members where the board has failed to facilitate quality, independent auditing. We look to the audit committee report for insight into the scope of the audit committee’s responsibilities, including an overview of audit committee processes, issues on the audit committee’s agenda and key decisions taken by the audit committee. We take particular note of cases involving significant financial restatements or material weakness disclosures, and we expect timely disclosure and remediation of accounting irregularities.

E-7	2015 Proxy voting guidelines for U.S. securities

The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice that protect the interests of shareholders, we may also vote against ratification.

From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.

Capital structure proposals

Blank check preferred

We frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and a possible entrenchment device. We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote. Nonetheless, where the company appears to have a legitimate financing motive for requesting blank check authority, has committed publicly that blank check preferred shares will not be used for anti-takeover purposes, has a history of using blank check preferred stock for financings, or has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility, we may support the proposal.

Equal voting rights

BlackRock supports the concept of equal voting rights for all shareholders. Some management proposals request authorization to allow a class of common stock to have superior voting rights over the existing common or to allow a class of common to elect a majority of the board. We oppose such differential voting power as it may have the effect of denying shareholders the opportunity to vote on matters of critical economic importance to them.

When a management or shareholder proposal requests to eliminate an existing dual-class voting structure, we seek to determine whether the cost of restructuring will have a clear economic benefit to our clients’ portfolio(s). We evaluate these proposals on a case-by-case basis, and we consider the level and nature of control associated with the dual-class voting structure as well as the company’s history of responsiveness to shareholders in determining whether support of such a measure is appropriate.

Increase in authorized common shares

BlackRock considers industry specific norms in our analysis of these proposals, as well as a company’s history with respect to the use of its common shares. Generally, we are predisposed to support a company if the board believes additional common shares are necessary to carry out the firm’s business. The most substantial concern we might have with an increase is the possibility of use of common shares to fund a poison pill plan that is not in the economic interests of shareholders.

E-8	2015 Proxy voting guidelines for U.S. securities

Increase or issuance of preferred stock

These proposals generally request either authorization of a class of preferred stock or an increase in previously authorized preferred stock. Preferred stock may be used to provide management with the flexibility to consummate beneficial acquisitions, combinations or financings on terms not necessarily available via other means of financing. We generally support these proposals in cases where the company specifies the voting, dividend, conversion and other rights of such stock where the terms of the preferred stock appear reasonable.

Stock splits and reverse stock splits

We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g. one class is reduced while others remain at pre-split levels). In the event of a proposal to reverse split that would not also proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.

Mergers, asset sales, and other special transactions

In reviewing merger and asset sale proposals, BlackRock’s primary concern is the best long-term economic interests of shareholders. While these proposals vary widely in scope and substance, we closely examine certain salient features in our analyses. The varied nature of these proposals ensures that the following list will be incomplete. However, the key factors that we typically evaluate in considering these proposals include:

•	For mergers and asset sales, we assess the degree to which the proposed transaction represents a premium to the company’s trading price. In order to filter out the effects of pre-merger news leaks on the parties’ share prices, we consider a share price from multiple time periods prior to the date of the merger announcement. In most cases, business combinations should provide a premium. We may consider comparable transaction analyses provided by the parties’ financial advisors and our own valuation assessments. For companies facing insolvency or bankruptcy, a premium may not apply.

•	There should be a favorable business reason for the combination.

•	Unanimous board approval and arm’s-length negotiations are preferred. We will consider whether the transaction involves a dissenting board or does not appear to be the result of an arm’s-length bidding process. We may also consider whether executive and/or board members’ financial interests in a given transaction appear likely to affect their ability to place shareholders’ interests before their own.

•	We prefer transaction proposals that include the fairness opinion of a reputable financial advisor assessing the value of the transaction to shareholders in comparison to recent similar transactions.

Poison pill plans

Also known as Shareholder Rights Plans, these plans generally involve issuance of call options to purchase securities in a target firm on favorable terms. The options are exercisable only under certain circumstances, usually accumulation of a specified percentage of shares in a relevant company or launch of a hostile tender offer. These plans are often adopted by the board without being subject to shareholder vote.

Poison pill proposals generally appear on the proxy as shareholder proposals requesting that existing plans be put to a vote. This vote is typically advisory and therefore non-binding. We generally vote in favor of shareholder proposals to rescind poison pills.

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Where a poison pill is put to a shareholder vote, our policy is to examine these plans individually. Although we oppose most plans, we may support plans that include a reasonable ‘qualifying offer clause.’ Such clauses typically require shareholder ratification of the pill, and stipulate a sunset provision whereby the pill expires unless it is renewed. These clauses also tend to specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote, or the board to seek the written consent of shareholders where shareholders could rescind the pill in their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders.

Reimbursement of expenses for successful shareholder campaigns

Proxy contests and other public campaigns can be valuable mechanisms for holding boards of underperforming companies accountable to their shareholders. However, these campaigns can also lead to unwarranted cost and distraction for boards and management teams, and may be imposed by investors whose interests are not aligned with other investors. Therefore, we generally do not support proposals seeking the reimbursement of proxy contest expenses, even in situations where we support the shareholder campaign, as we believe that introducing the possibility of such reimbursement may incentivize disruptive and unnecessary shareholder campaigns.

Remuneration and benefits

We note that there are both management and shareholder proposals related to executive compensation that appear on corporate ballots. We generally vote on these proposals as described below, except that we typically oppose shareholder proposals on issues where the company already has a reasonable policy in place that we believe is sufficient to address the issue. We may also oppose a shareholder proposal regarding executive compensation if the company’s history suggests that the issue raised is not likely to present a problem for that company.

Advisory resolutions on executive compensation (“Say on Pay”)

In cases where there is a Say on Pay vote, BlackRock will respond to the proposal as informed by our evaluation of compensation practices at that particular company, and in a manner that appropriately addresses the specific question posed to shareholders. We describe in the Appendix herein (“Our approach to Say on Pay”) our beliefs and expectations related to executive compensation practices, our Say on Pay analysis framework, and our typical approach to engagement and voting on Say on Pay.

Advisory votes on the frequency of Say on Pay resolutions (“Say When on Pay”)

BlackRock will generally opt for a triennial vote on Say on Pay. We believe that shareholders should undertake an annual review of executive compensation and express their concerns through their vote on the members of the compensation committee. As a result, it is generally not necessary to hold a Say on Pay vote on an annual basis, as the Say on Pay vote merely supplements the shareholder’s vote on compensation committee members. However, we may support annual Say on Pay votes in some situations, for example, where we conclude that a company has failed to align pay with performance.

Claw back proposals

Claw back proposals are generally shareholder sponsored and seek recoupment of bonuses paid to senior executives if those bonuses were based on financial results that are later restated or were otherwise awarded as a result of deceptive business practices. We generally favor recoupment from any senior executive whose compensation was based on faulty financial reporting or deceptive business practices, regardless of that particular executive’s role in the faulty reporting. We typically support these proposals unless the company already has a robust claw back policy that sufficiently addresses our concerns.

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Employee stock purchase plans

An employee stock purchase plan (“ESPP”) gives the issuer’s employees the opportunity to purchase stock in the issuer, typically at a discount to market value. We believe these plans can provide performance incentives and help align employees’ interests with those of shareholders. The most common form of ESPP qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. Section 423 plans must permit all full-time employees to participate, carry restrictions on the maximum number of shares that can be purchased, carry an exercise price of at least 85 percent of fair market value on grant date with offering periods of 27 months or less, and be approved by shareholders. We will typically support qualified ESPP proposals.

Equity compensation plans

BlackRock supports equity plans that align the economic interests of directors, managers and other employees with those of shareholders. We believe that boards should establish policies prohibiting use of equity awards in a manner that could disrupt the intended alignment with shareholder interests, for example: use of the stock as collateral for a loan; use of the stock in a margin account; use of the stock (or an unvested award) in hedging or derivative transactions. We may support shareholder proposals requesting the board to establish such policies.

Our evaluation of equity compensation plans is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions allowing for the unlimited increase of shares reserved without requiring further shareholder approval after a reasonable time period. We also generally oppose plans that allow for repricing without shareholder approval. We may also oppose plans that provide for the acceleration of vesting of equity awards even in situations where an actual change of control may not occur. We encourage companies to structure their change of control provisions to require the termination of the covered employee before acceleration or special payments are triggered. Finally, we may oppose plans where we believe that the company is aggressively accounting for the equity delivered through their stock plans.

Golden parachutes

Golden parachutes provide for compensation to management in the event of a change in control. We generally view golden parachutes as encouragement to management to consider transactions that might be beneficial to shareholders. However, a large potential payout under a golden parachute arrangement also presents the risk of motivating a management team to support a sub-optimal sale price for a company.

We may support shareholder proposals requesting that implementation of such arrangements require shareholder approval. We generally support proposals requiring shareholder approval of plans that exceed 2.99 times an executive’s current salary and bonus, including equity compensation.

When determining whether to support or oppose an advisory vote on a golden parachute plan (“Say on Golden

Parachutes”), we normally support the plan unless it appears to result in payments that are excessive or detrimental to shareholders. In evaluating golden parachute plans, BlackRock may consider several factors, including:

•	whether we believe that the triggering event is in the best interest of shareholders;

•	an evaluation of whether management attempted to maximize shareholder value in the triggering event;

E-11	2015 Proxy voting guidelines for U.S. securities

•	the percentage of total transaction value that will be transferred to the management team, rather than shareholders, as a result of the golden parachute payment;

•	whether excessively large excise tax gross up payments are part of the payout;

•	whether the pay package that serves as the basis for calculating the golden parachute payment was reasonable in light of performance and peers; and/or

•	whether the golden parachute payment will have the effect of rewarding a management team that has failed to effectively manage the company.

It may be difficult to anticipate the results of a plan until after it has been triggered; as a result, BlackRock may vote against a Say on Golden Parachute proposal even if the golden parachute plan under review was approved by shareholders when it was implemented.

Option exchanges

BlackRock may support a request to exchange underwater options under the following circumstances: the company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance; directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; and there is clear evidence that absent repricing the company will suffer serious employee incentive or retention and recruiting problems. BlackRock may also support a request to exchange underwater options in other circumstances, if we determine that the exchange is in the best interest of shareholders.

Pay-for-Performance plans

In order for executive compensation exceeding $1 million to qualify for federal tax deductions, the Omnibus Budget Reconciliation Act (OBRA) requires companies to link that compensation, for the company’s top five executives, to disclosed performance goals and submit the plans for shareholder approval. The law further requires that a compensation committee comprised solely of outside directors administer these plans. Because the primary objective of these proposals is to preserve the deductibility of such compensation, we generally favor approval in order to preserve net income.

Pay-for-Superior-Performance

These are typically shareholder proposals requesting that compensation committees adopt policies under which a portion of equity compensation requires the achievement of performance goals as a prerequisite to vesting. We generally believe these matters are best left to the compensation committee of the board and that shareholders should not set executive compensation or dictate the terms thereof. We may support these proposals if we have a substantial concern regarding the company’s compensation practices over a significant period of time, the proposals are not overly prescriptive, and we believe the proposed approach is likely to lead to substantial improvement.

Supplemental executive retirement plans

BlackRock may support shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (“SERP”) agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

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Social, ethical and environmental issues

Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf. It is within this context that we undertake our corporate governance activities. We believe that well-managed companies will deal effectively with the social, ethical and environmental (“SEE”) aspects of their businesses.

BlackRock expects companies to identify and report on the material, business-specific SEE risks and opportunities and to explain how these are managed. This explanation should make clear how the approach taken by the company best serves the interests of shareholders and protects and enhances the long-term economic value of the company. The key performance indicators in relation to SEE matters should also be disclosed and performance against them discussed, along with any peer group benchmarking and verification processes in place. This helps shareholders assess how well management is dealing with the SEE aspects of the business. Any global standards adopted should also be disclosed and discussed in this context.

We may vote against the election of directors where we have concerns that a company might not be dealing with SEE issues appropriately. Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of SEE matters. In deciding our course of action, we will assess whether the company has already taken sufficient steps to address the concern and whether there is a clear and material economic disadvantage to the company if the issue is not addressed.

More commonly, given that these are often not voting issues, we will engage directly with the board or management. The trigger for engagement on a particular SEE concern is our assessment that there is potential for material economic ramifications for shareholders.

We do not see it as our role to make social, ethical or political judgments on behalf of clients. We expect investee companies to comply, at a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where such laws or regulations are contradictory or ambiguous.

General corporate governance matters

We believe that shareholders should have the right to vote on key corporate governance matters, including on changes to governance mechanisms and amendments to the charter/articles/by-laws. We may vote against certain directors where changes to governing documents are not put to a shareholder vote within a reasonable period of time, in particular if those changes have the potential to impact shareholder rights (see “Director elections” herein). In cases where a board’s unilateral adoption of changes to the charter/articles/by-laws promotes cost and operational efficiency benefits for the company and its shareholders, we may support such action if it does not have a negative effect on shareholder rights or the company’s corporate governance structure.

When voting on a management or shareholder proposal to make changes to charter/articles/by-laws, we will consider in part the company’s and/or proponent’s publicly stated rationale for the changes, the company’s governance profile and history, relevant jurisdictional laws, and situational or contextual circumstances which may have motivated the proposed changes, among other factors. We will typically support changes to the charter/articles/by-laws where the benefits to shareholders, including the costs of failing to make those changes, demonstrably outweigh the costs or risks of making such changes.

Adjourn meeting to solicit additional votes

We generally support such proposals unless the agenda contains items that we judge to be detrimental to shareholders’ best long-term economic interests.

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Bundled proposals

We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BlackRock may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders.

Corporate political activities

Companies may engage in certain political activities, within legal and regulatory limits, in order to influence public policy consistent with the companies’ values and strategies, and thus serve shareholders’ best long-term economic interests. These activities can create risks, including: the potential for allegations of corruption; the potential for reputational issues associated with a candidate, party or issue; and risks that arise from the complex legal, regulatory and compliance considerations associated with corporate political activity. We believe that companies which choose to engage in political activities should develop and maintain robust processes to guide these activities and to mitigate risks, including a level of board oversight.

When presented with shareholder proposals requesting increased disclosure on corporate political activities, we may consider the political activities of that company and its peers, the existing level of disclosure, and our view regarding the associated risks. We generally believe that it is the duty of boards and management to determine the appropriate level of disclosure of all types of corporate activity, and we are generally not supportive of proposals that are overly prescriptive in nature. We may determine to support a shareholder proposal requesting additional reporting of corporate political activities where there seems to be either a significant potential threat or actual harm to shareholders’ interests and where we believe the company has not already provided shareholders with sufficient information to assess the company’s management of the risk.

Finally, we believe that it is not the role of shareholders to suggest or approve corporate political activities; therefore we generally do not support proposals requesting a shareholder vote on political activities or expenditures.

Other business

We oppose giving companies our proxy to vote on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.

Reincorporation

Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti-takeover protections, legal advantages, and/or cost savings. We will evaluate, on a case-by-case basis, the economic and strategic rationale behind the company’s proposal to reincorporate. In all instances, we will evaluate the changes to shareholder protection under the new charter/articles/by-laws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we may support reincorporation if we determine that the overall benefits outweigh the diminished rights.

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IPO governance

We expect boards to consider and disclose how the corporate governance structures adopted upon initial public offering (“IPO”) are in shareholders’ best long-term interests. We also expect boards to conduct a regular review of corporate governance and control structures, such that boards might evolve foundational corporate governance structures as company circumstances change, without undue costs and disruption to shareholders.

We will typically apply a one-year grace period for the application of certain director-related guidelines (including, but not limited to, director independence and over-boarding considerations), during which we expect boards to take steps to bring corporate governance standards in line with our expectations.

Further, if a company qualifies as an emerging growth company (an “EGC”) under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), we will give consideration to the NYSE and NASDAQ governance exemptions granted under the JOBS Act for the duration such a company is categorized as an EGC. We expect an EGC to have a totally independent audit committee by the first anniversary of its IPO, with our standard approach to voting on auditors and audit-related issues applicable in full for an EGC on the first anniversary of its IPO.

Shareholders’ right to act by written consent

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to solicit votes by written consent provided that: 1) there are reasonable requirements to initiate the consent solicitation process in order to avoid the waste of corporate resources in addressing narrowly supported interests; and 2) support from a minimum of 50% of outstanding shares is required to effectuate the action by written consent. We may oppose shareholder proposals requesting the right to act by written consent in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others, or if the proposal is written to discourage the board from incorporating appropriate mechanisms to avoid the waste of corporate resources when establishing a right to act by written consent. Additionally, we may oppose shareholder proposals requesting the right to act by written consent if the company already provides a shareholder right to call a special meeting that we believe offers shareholders a reasonable opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting.

Shareholders’ right to call a special meeting

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to call a special meeting in cases where a reasonably high proportion of shareholders (typically a minimum of 15% but no higher than 25%) are required to agree to such a meeting before it is called, in order to avoid the waste of corporate resources in addressing narrowly supported interests. However, we may oppose this right in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others. We generally believe that a right to act via written consent is not a sufficient alternative to the right to call a special meeting.

Simple majority voting

We generally favor a simple majority voting requirement to pass proposals. Therefore, we will support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders’ ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of public shareholder interests and we may support supermajority requirements in those situations.

E-15	2015 Proxy voting guidelines for U.S. securities

Appendix: Our Approach to Say on Pay

We describe herein our beliefs and expectations related to executive compensation practices, our Say on Pay analysis framework, and our typical approach to engagement and voting on Say on Pay. We provide our views on this issue in somewhat more detail than other issues covered in these Guidelines because of the particular focus on executive compensation matters in the U.S. Although we expect proxy disclosures to be the primary mechanism for companies to explain their executive compensation practices, we may engage with members of management and/or the compensation committee of the board, where concerns are identified or where we seek to better understand a company’s approach to executive compensation. We may also decline opportunities to engage with companies where we do not have any questions or concerns or believe that these Guidelines already cover the issues at hand.

Beliefs and Expectations Related to Executive Compensation Practices

•	We believe that compensation committees are in the best position to make compensation decisions and should maintain significant flexibility in administering compensation programs, given their knowledge of the strategic plans for the company, the industry in which the company operates, the appropriate performance measures for the company, and other issues internal and/or unique to the company.

•	Companies should explicitly disclose how incentive plans reflect strategy and incorporate long-term shareholder value drivers; this discussion should include the commensurate metrics and timeframes by which shareholders should assess performance.

•	We support incentive plans that foster the sustainable achievement of results. Although we believe that companies should identify those performance measures most directly tied to shareholder value creation, we also believe that emphasis should be on those factors within management’s control to create economic value over the long-term, which should ultimately lead to sustained shareholder returns over the long-term. Similarly, the vesting timeframes associated with incentive plans should facilitate a focus on long-term value creation, as appropriate to that particular company.

•	While we do support the concept of compensation formulas that allow shareholders to clearly understand the rationale for compensation decisions, we do not believe that a solely formulaic approach to executive compensation necessarily drives shareholder value. BlackRock believes that compensation committees should use their discretion in designing incentive plans, establishing pay quanta, and finalizing compensation decisions, and should demonstrate how decisions are aligned with shareholder interests.

•	BlackRock does not discourage compensation structures that differ from market practice. However, where compensation practices differ substantially from market practice, e.g. in the event of unconventional incentive plan design or extraordinary decisions made in the context of transformational corporate events or turnaround situations, we expect clear disclosure explaining how the decisions are in shareholders’ best interests.

•	We understand that compensation committees are undertaking their analysis in the context of a competitive marketplace for executive talent. We acknowledge that the use of peer group evaluation by compensation committees can help ensure competitive pay; however we are concerned about the potential ratchet effect of explicit benchmarking to peers. We therefore believe that companies should use peer groups to maintain an awareness of peer pay levels and practices so that pay is market competitive, while mitigating potential ratcheting of pay that is disconnected from actual performance.

•	We expect companies to select peers that are broadly comparable to the company in question, based on objective criteria that are directly relevant to setting competitive compensation; we evaluate peer group selection based on factors including, but not limited to, business size, relevance, complexity, risk profile, and/or geography.

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•	We do not believe that arbitrary limits on potential compensation are necessarily in shareholders’ best interests if those limits have the potential to cap performance. However, we expect compensation committees to ensure that incentive plans do not incentivize excessive risk taking beyond the company’s determined risk appetite and that rewards are reasonable in light of returns to shareholders.

•	We do not set forth a preference between cash, restricted stock, performance based equity awards, and stock options, amongst other compensation vehicles. We acknowledge that each may have an appropriate role in recruiting and retaining executives, in incentivizing behavior and performance, and in aligning shareholders’ and executives’ interests. Compensation committees should clearly disclose the rationale behind their selection of pay vehicles and how these fit with intended incentives. We also observe that different types of awards exhibit varying risk profiles, and the risks associated with pay plan design should be in line with the company’s stated strategy and risk appetite.

•	We expect compensation committees to consider and respond to the shareholder voting results of relevant proposals at previous years’ annual meetings, and other feedback received from shareholders, as they evaluate compensation plans. At the same time, compensation committees should ultimately be focused on incentivizing long-term shareholder value creation and not necessarily on achieving a certain level of support on Say on Pay at any particular shareholder meeting.

Say on Pay Analysis Framework

•	We analyze the compensation practices in the context of the company’s stated strategy and identified value drivers and seek to understand the link between strategy, value drivers and incentive plan design.

•	We examine both target and realizable compensation in order to understand the compensation committee’s intended outcomes, to judge the appropriateness and rigor of performance measures and hurdles, and to assess the pay plan’s sensitivity to the performance of the company.

•	We review the pay and performance profiles of the company’s disclosed peer companies, as applicable, to identify relative outliers for potential further analysis. We supplement our analysis of the company’s stated peers with an independent review of peer companies as identified by third party vendors and our own analysis; part of this analysis includes an assessment of the relevance of the company’s stated peers and the potential impact the company’s peer selection may have on pay decisions.

•	We conduct our analysis over various time horizons, with an emphasis on a sustained period, generally 3-5 years; however we consider company-specific factors, including the timeframe the company uses for performance evaluation, the nature of the industry, and the typical business cycle, in order to identify an appropriate timeframe for evaluation.

•	We review key changes to pay components from previous years and consider the compensation committee’s rationale for those changes.

•	We examine extraordinary pay items (including but not limited to actual or contractual severance payments, inducement grants, one-time bonus and/or retention awards) to understand the compensation committee’s rationale and alignment with shareholder interests.

•	We may engage with members of management and/or the compensation committee of the board, where concerns are identified or where we seek to better understand a company’s approach to executive compensation.

•	We consider BlackRock’s historical voting decisions (including whether a concern that led to a previous vote against management has been addressed, or whether we determined to support management at previous shareholder meetings with the expectation of future change), engagement activity, other corporate governance concerns at the company, and the views of our portfolio managers.

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•	We assess the board’s responsiveness to shareholder voting results of relevant proposals at previous years’ annual meetings, and other feedback received from shareholders.

Engagement and Voting on Say on Pay

•	In many instances, we believe that direct discussion with issuers, in particular with the members of the compensation committee, can be an effective mechanism for building mutual understanding on executive compensation issues and for communicating any concerns we may have on executive compensation.

•	In the event that we determine engagement is not expected to lead to resolution of our concerns about executive compensation, we may consider voting against members of the compensation committee, consistent with our preferred approach to hold members of the relevant key committee of the board accountable for governance concerns. As a result, our Say on Pay vote is likely to correspond with our vote on the directors who are compensation committee members responsible for making compensation decisions.

•	We may determine to vote against the election of compensation committee members and/or Say on Pay proposals in certain instances, including but not limited to when:

•	We identify a misalignment over time between target pay and/or realizable compensation and company performance as reflected in financial and operational performance and/or shareholder returns;

•	We determine that a company has not persuasively demonstrated the connection between strategy, long-term shareholder value creation and incentive plan design;

•	We determine that compensation is excessive relative to peers without appropriate rationale or explanation, including the appropriateness of the company’s selected peers;

•	We observe an overreliance on discretion or extraordinary pay decisions to reward executives, without clearly demonstrating how these decisions are aligned with shareholders’ interests;

•	We determine that company disclosure is insufficient to undertake our pay analysis; and/or

•	We observe a lack of board responsiveness to significant investor concern on executive compensation issues.

E-18	2015 Proxy voting guidelines for U.S. securities

PART C. OTHER INFORMATION

ITEM 28.	EXHIBITS.

a.       Articles of Incorporation.

(1)	Articles of Incorporation (4)

(2)	Articles Supplementary to the Articles of Incorporation effective November 18, 1997 (1)

(3)	Articles Supplementary to the Articles of Incorporation effective May 27, 1999 (2)

(4)	Articles Supplementary to the Articles of Incorporation effective October 5, 2000 (4)

(5)	Certificate of Correction effective July 12, 2002 to the Articles Supplementary effective October 5, 2002 (5)

(6)	Certificate of Correction effective September 24, 2002 to the Certificate of Correction effective July 12, 2002 (5)

(7)	Articles of Amendment effective December 31, 2002 (6)

(8)	Articles of Amendment effective June 8, 2006 (8)

(9)	Articles of Amendment effective December 5, 2008 (11)

(10)	Articles Supplementary to the Articles of Incorporation, relating to the Daily Income Fund, effective February 23, 2009 (12)

(11)	Articles of Amendment to the Articles of Incorporation relating to the International Equity Fund, effective June 29, 2016 (21)

b.       By-Laws. (21)

c.       Instruments Defining Rights of Security Holders.

See Articles of Incorporation, as amended, and By-laws.

d.       Investment Advisory Contracts.

(1) Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Daily Income Fund, and RE Advisers Corporation (7)

(2) Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Value Fund, and RE Advisers Corporation (7)

(3) Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Short-Term Bond Fund, and RE Advisers Corporation (7)

(4) Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Short-Term Government Securities Fund, and RE Advisers Corporation (7)

(5) Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Small-Company Stock Fund, and RE Advisers Corporation (7)

(6) Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Nasdaq-100 Index Tracking StockSM Fund, and RE Advisers Corporation (7)

(7) Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the International Equity Fund (formerly, the International Value Fund), and RE Advisers Corporation (8)

(8) Amended and Restated Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the International Equity Fund, and RE Advisers Corporation (10)

(9) Amended and Restated Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Growth Fund, and RE Advisers Corporation (11)

(10) Investment Sub-Advisory Agreement, by and between RE Advisers Corporation, on behalf of the Growth Fund, and T. Rowe Price Associates, Inc. (11)

(11) Investment Subadvisory Agreement by and between RE Advisers Corporation, on behalf of the International Equity Fund, and Harding Loevner LP (20)

e.       Underwriting Contracts.

(1)	Amended and Restated Distribution Agreement between Homestead Funds, Inc. and RE Investment Corporation (16)

f.       Bonus or Profit Sharing Contracts. Not applicable.

g.       Custodian Agreements.

(1)	Custody Agreement by and between Homestead Funds, Inc. and State Street Bank and Trust Company (3)

(2)	First Amendment to Custody Agreement, dated July 1, 2002 (5)

(3)	Fee Schedule Addendum to the Custody Agreement, dated September 1, 2004 (7)

(4)	Amendment to Custody Agreement, dated May 31, 2006 (8)

(5)	Fee Addendum to the Custody Agreement, dated August 28, 2007 (9)

(6)	Amendment to Custody Agreement, dated January 6, 2014 (16)

h.       Other Material Contracts.

(1) Transfer Agency and Service Agreement between Homestead Funds, Inc. and Boston Financial Data Services, Inc. (11)

(2) Amendment to Transfer Agency and Service Agreement between Homestead Funds, Inc. and Boston Financial Data Services, Inc., dated May 1, 2011 (14)

(3) Amendment to Transfer Agency and Service Agreement between Homestead Funds, Inc. and Boston Financial Services Inc., dated April 22, 2013 (15)

(4) Expense Limitation Agreement by and between Homestead Funds, Inc., on behalf of each of its series, and RE Advisers Corporation (21)

(5) Administrative Service Agreement by and between Homestead Funds, Inc., on behalf of the Stock Index Fund, and RE Advisers Corporation (7)

(6) Third Party Feeder Fund Agreement among Homestead Funds, Inc., on behalf of the Stock Index Fund, RE Investment Corporation and Master Investment Portfolio, dated July 18, 2007 (10)

(7) Amendment No. 1 to Third Party Feeder Fund Agreement among Homestead Funds, Inc., on behalf of the Stock Index Fund, RE Investment Corporation and Master Investment Portfolio, dated July 1, 2008 (13)

(8) Amendment No. 2 to Third Party Feeder Fund Agreement among Homestead Funds, Inc., on behalf of the Stock Index Fund, RE Investment Corporation and Master Investment Portfolio, dated December 1, 2009 (13)

i.       Legal Opinion. Opinion and Consent of Counsel (8)

j.       Other Opinions.

(1) Consent of Independent Registered Public Accounting Firm (21)

(2) Consent of Ropes & Gray LLP (21)

k.       Omitted Financial Statements. Not applicable.

l.       Initial Capital Agreements.

(1) Stock Subscription Agreement by and between National Rural Electric Cooperative Association and Homestead Funds, Inc. on behalf of the Daily Income Fund and Value Fund (to be filed by amendment)

(2) Stock Subscription Agreement by and between National Rural Electric Cooperative Association and Homestead Funds, Inc. on behalf of the Short-Term Bond Fund (4)

(3) Stock Subscription Agreement by and between National Rural Electric Cooperative Association and Homestead Funds, Inc. on behalf of the Short-Term Government Securities Fund (4)

(4) Stock Subscription Agreement by and between RE Advisers Corporation and Homestead Funds, Inc. on behalf of the Small-Company Stock Fund (1)

m.       Rule 12b-1 Plan. Not applicable.

n.       Rule 18f-3 Plan. Not applicable.

o.       Not applicable.

p.       Codes of Ethics.

(1) Code of Ethics for Homestead Funds, Inc., RE Advisers Corporation, and RE Investment Corporation (20)

(2) Code of Business Conduct and Ethics for BlackRock, Inc. (17)

(3) Code of Ethics for Harding Loevner LP (19)

(4) Code of Ethics and Conduct for T. Rowe Price Group, Inc. and its Affiliates (20)

Other Exhibits:

(1) Powers of Attorney for James F. Perna, Anthony M. Marinello, Anthony C. Williams, Douglas W. Johnson, Sheldon C. Petersen, Kenneth Meyer, Mark Rose, Peter J. Tonetti, Cynthia L. Dove, Amy DiMauro, Kelly Whetstone and Danielle Sieverling, each dated March 19, 2015, and for Stephen Kaszynski, dated February 6, 2015 (Homestead Funds, Inc.) (17)

(2) Powers of Attorney for David O. Beim, Susan J. Carter, Collette Chilton, Neil A. Cotty, Dr. Matina S. Horner, Rodney D. Johnson, Cynthia A. Montgomery, Joseph P. Platt, Robert C. Robb, Jr., Mark Stalnecker, Kenneth L. Urish, Claire A. Walton, Frederick W. Winter, Barbara G. Novick and John M. Perlowski, each dated February 18, 2016 (S&P 500 Index Master Portfolio, a series of Master Investment Portfolio) (20)

(1) Incorporated by reference from Post-Effective Amendment No. 12 to the Registration Statement, SEC File No. 33-35788, filed March 4, 1998.

(2) Incorporated by reference from Post-Effective Amendment No. 17 to the Registration Statement, SEC File No. 33-35788, filed October 28, 1999.

(3) Incorporated by reference from Post-Effective Amendment No. 19 to the Registration Statement, SEC File No. 33-35788, filed September 11, 2000.

(4) Incorporated by reference from Post-Effective Amendment No. 23 to the Registration Statement, SEC File No. 33-35788, filed April 30, 2002.

(5) Incorporated by reference from Post-Effective Amendment No. 24 to the Registration Statement, SEC File No. 33-35788, filed December 16, 2002.

(6) Incorporated by reference from Post-Effective Amendment No. 26 to the Registration Statement, SEC File No. 33-35788, filed April 28, 2004.

(7) Incorporated by reference from Post-Effective Amendment No. 27 to the Registration Statement, SEC File No. 33-35788, filed March 1, 2005.

(8) Incorporated by reference from Post-Effective Amendment No. 31 to the Registration Statement, SEC File No. 33-35788, filed June 12, 2006.

(9) Incorporated by reference from Post-Effective Amendment No. 36 to the Registration Statement, SEC File No. 33-35788, filed October 15, 2007.

(10) Incorporated by reference from Post-Effective Amendment No. 37 to the Registration Statement, SEC File No. 33-35788, filed April 29, 2008.

(11) Incorporated by reference from Post-Effective Amendment No. 39 to the Registration Statement, SEC File No. 33-35788, filed December 5, 2008.

(12) Incorporated by reference from Post-Effective Amendment No. 40 to the Registration Statement, SEC File No. 33-35788, filed April 30, 2009.

(13) Incorporated by reference from Post-Effective Amendment No. 42 to the Registration Statement, SEC File No. 33-35788, filed April 30, 2010.

(14) Incorporated by reference from Post-Effective Amendment No. 45 to the Registration Statement, SEC File No. 33-35788, filed April 27, 2012.

(15) Incorporated by reference from Post-Effective Amendment No. 47 to the Registration Statement, SEC File No. 33-35788, filed April 30, 2013.

(16) Incorporated by reference from Post-Effective Amendment No. 49 to the Registration Statement, SEC File No. 33-35788, filed April 30, 2014.

(17) Incorporated by reference from Post-Effective Amendment No. 51 to the Registration Statement, SEC File No. 33-35788, filed April 30, 2015.

(18) Incorporated by reference from Post-Effective Amendment No. 54 to the Registration Statement, SEC File No. 33-35788, filed September 15, 2015.

(19) Incorporated by reference to Post-Effective Amendment No. 58 to the Registration Statement, SEC File No. 33-35788, filed January 12, 2016.

(20) Incorporated by reference to Post-Effective Amendment No. 60 to the Registration Statement, SEC File No. 33-35788, filed April 29, 2016.

(21) Filed herewith.

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

No person is directly or indirectly controlled by or under common control with the Registrant.

ITEM 30.	INDEMNIFICATION.

(a) General. Pursuant to Article 10, Section 10.01 of the By-Laws of the Homestead Funds, Inc. (“Homestead Funds”), Homestead Funds will indemnify any individual who is a present or former director or officer of Homestead Funds, or who is or has been serving at the request of Homestead Funds as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (“Indemnitee”), who, by reason of his or her service “Service” in that capacity, was, is, or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, or any inquiry, hearing or investigation, whether conducted by the Corporation or any other party or government institution or agency, that Indemnitee in good faith believes might lead to the institution of any such action, suit or proceeding, whether civil, criminal, administrative, investigative (or otherwise collectively referred to as a “Proceeding”), against any Expenses (as defined in the By-Laws) incurred by such Indemnitee in connection with any Proceeding, to the fullest extent that such indemnification may be lawful under Maryland General Corporation Law. The rights to indemnification and advance of expenses provided by the Charter and the By-Laws shall vest immediately upon election of a director or officer. Homestead Funds may, with the approval of the Board of Directors, provide such indemnification and advance for expenses to any employee or agent of the Homestead Funds and such employee or agent of the Homestead Funds shall be deemed to be an Indemnitee hereunder to the extent of such Board determination.

(b) Disabling Conduct. Pursuant to Article 10, Section 10.03 of the By-Laws, Homestead Funds will not indemnify any Indemnitee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

(c) Standard of Conduct. Under Maryland General Corporation Law, the Homestead Funds may indemnify any director made a party to a Proceeding by reason of service in that capacity unless it is proved that: (1) the act or omission of the director was material to the cause of action adjudicated in the proceeding and (a) was committed in bad faith, or (b) was the result of active and deliberate dishonesty; or (2) the director actually received an improper personal benefit in money, property or services; or (3) in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

(d) Required Indemnification. Consistent with Maryland General Corporation Law, a director of Homestead Funds who is successful, on the merits or otherwise, in the defense of any Proceeding shall be indemnified against reasonable expenses incurred by the director in connection therewith.

(e) Advance Payment. Homestead Funds will pay expenses incurred by an Indemnitee in defending a Proceeding consistent with Maryland General Corporation Law and, if requested by Indemnitee, shall advance such expenses to Indemnitee, within 10 business days of such request, that are incurred by Indemnitee in connection with any claim asserted or action brought by Indemnitee for: (1) indemnification of Expenses or advances of Expense by the Homestead Funds under any agreement to which the Homestead Funds is a party or under applicable law or the Homestead Fund’s Articles of Incorporation or By-Laws now or hereafter in effect relating to indemnification for such person’s Service; or (2) recovery under any directors and officers liability insurance policy or other liability insurance policy maintained by Homestead Funds.

(f) Insurance. Homestead Funds generally will purchase and maintain insurance on its behalf and on behalf of any director, officer, employee, or agent of Homestead Funds, or who is or was serving at the request of Homestead Funds as a director, officer, partner, trustee, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against any liability asserted against him or her and incurred by him or her in or arising out of his or her position, whether or not Homestead Funds would have the power to indemnify him or her against such liability.

(g) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Homestead Funds by Homestead Funds pursuant to the By-Laws or otherwise, Homestead Funds is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Homestead Funds of expenses incurred or paid by directors, officers or controlling persons of Homestead Funds in connection with the successful defense of any act, suit or proceeding) is asserted by such directors, officers or controlling persons in connection with the shares being registered, Homestead Funds will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

Certain information pertaining to business and other connections of the Registrant’s investment manager, RE Advisers Corporation, is hereby incorporated herein by reference from the Prospectus.

Below is a list of each director and officer of RE Advisers Corporation indicating each business, profession, vocation, or employment of a substantial nature in which each such person has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, partner, or trustee. The principal business address of each organization listed in the table below is 4301 Wilson Boulevard, Arlington, VA 22203.

NAME	POSITION AND ORGANIZATION
Stephen J. Kaszynski President, Chief Executive Officer and Director	Director, President and Chief Executive Officer of Homestead Funds (2015-present); Vice President and Portfolio Manager, Eaton Vance Corporation (2008-2014)

Cynthia L. Dove Vice President and Director

Vice President and Chief Operations Officer, Homestead Funds (2010-present); President and Director, RE Investment Corporation (2015-present); Vice President, RE Investment Corporation (2012-2015); Director, Investment Services, NRECA (1998-present)

Amy M. DiMauro Treasurer and Director

Treasurer, Homestead Funds (2007-present); Treasurer and Director, RE Investment Corporation (2006-present); Director, Finance & Accounting – Mutual Funds, NRECA (2014-present); Director, Daily Pricing, NRECA (2007-2014); Treasurer and Director, Electric Cooperative Life Insurance Co. (2013-present); Treasurer and Director, Cooperating Insurance Services Co. (2013-present)

Martin J. Lowery Director

Executive Vice President, Member and Association Relations of NRECA (1992-present); Director of Wood Quality Control, Inc. (2004-present); Director of Touchstone Energy Cooperatives, Inc. (1998-present); Director of the National Cooperative Business Association (2004-present); Director, Ralph K. Morris Foundation (2008-present); Director, National Cooperative Bank (2013-present); Director, International Cooperative Alliance (2013-present)

Kelly B. Whetstone Secretary

Secretary of Homestead Funds (2008-present); Chief Compliance Officer of RE Investment Corporation (2014-present); Secretary, RE Investment Corporation (2008-2014); Counsel and Senior Director of Securities Compliance, NRECA (2012-present); Associate, Bell, Boyd & Lloyd LLP (law firm) (2005-2007)

Danielle C. Sieverling Chief Compliance Officer	Chief Compliance Officer, Homestead Funds (2005-present); Vice President, Chief Risk and Compliance Officer, NRECA (2015-present); Vice President and Director, RE Investment Corporation (2015-present); Chief Compliance Officer, RE Investment Corporation (2005-2014); Vice President and Chief Compliance Officer, Management Advisory Services, NRECA (2008-2015); Executive Director of Management Advisory Services, NRECA (2007-2008)

ITEM 32.	PRINCIPAL UNDERWRITERS.

(a)	RE Investment acts as principal underwriter of the Registrant’s shares on a best-efforts basis and receives no fee or commission for its underwriting and distribution services. RE Investment Corporation does not serve as principal underwriter or distributor for any other investment company.

(b)	Set forth below is information concerning each director, officer, or partner of RE Investment Corporation.

NAME AND PRINCIPAL BUSINESS ADDRESS*	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH FUND

Cindy Dove	President and Director	Vice President and Chief Operations Officer

Danielle Sieverling	Vice President and Director	Chief Compliance Officer

Amy DiMauro	Director and Treasurer	Treasurer

Kelly Whetstone	Chief Compliance Officer	Secretary

Monica Ollivierre	Secretary	None

*	The principal business address of each person listed in the table is 4301 Wilson Boulevard, Arlington, VA 22203.

ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS.

All accounts, books and other records required to be maintained by Section 31(a) of the Investment Company Act of 1940 (the “1940 Act”) and the rules promulgated thereunder are maintained by the Registrant, RE Advisers Corporation or RE Investment Corporation, 4301 Wilson Boulevard, Arlington, VA 22203-1860, the Registrant’s custodian, State Street Bank and Trust Company (“State Street”), 801 Pennsylvania, Kansas City, Missouri 64105, the Registrant’s transfer agent, dividend disbursing agent, and shareholder servicing agent, NFDS, Inc. (doing business as BFDS), 330 West 9th Street, Kansas City, Missouri 64105, or the Registrant’s subadvisers, Harding Loevner LP, 400 Crossing Boulevard, 4th Floor, Bridgewater, NJ 08807, or T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202.

ITEM 34.	MANAGEMENT SERVICES.

Not applicable.

ITEM 35.	UNDERTAKINGS.

Not applicable.

SIGNATURES

This Registration Statement contains certain disclosures regarding the S&P 500 Index Master Portfolio (the “Portfolio”), a series of the Master Investment Portfolio (the “Trust”). The Trust has, subject to the next sentence, duly caused this Registration Statement on Form N-1A of Homestead Funds, Inc. (the “Registrant”) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on September 9, 2016. The Trust is executing this Registration Statement only in respect of the disclosures contained herein specifically describing the Trust and the Portfolio and hereby disclaims any responsibility or liability as to any other disclosures in this Registration Statement.

MASTER INVESTMENT PORTFOLIO S&P 500 INDEX MASTER PORTFOLIO

By:	/s/ John M. Perlowski
John M. Perlowski President and Chief Executive Officer

This Registration Statement on Form N-1A of the Registrant has been signed below by the following persons, solely in the capacities indicated and subject to the next sentence on September 9, 2016. Each of the following persons is signing this Registration Statement only in respect of the disclosures contained herein specifically describing the Trust and the Portfolio and hereby disclaims any responsibility or liability as to any other disclosures in this Registration Statement.

/s/ John M. Perlowski John M. Perlowski	Trustee, President and Chief Executive Officer (Principal Executive Officer)	September 9, 2016

/s/ Neal J. Andrews Neal J. Andrews	Chief Financial Officer (Principal Financial and Accounting Officer)	September 9, 2016

David O. Beim* David O. Beim	Trustee	September 9, 2016

Susan J. Carter* Susan J. Carter	Trustee	September 9, 2016

Collette Chilton* Collette Chilton	Trustee	September 9, 2016

Neil A. Cotty* Neil A. Cotty	Trustee	September 9, 2016

Dr. Matina S. Horner* Dr. Matina S. Horner	Trustee	September 9, 2016

Rodney D. Johnson* Rodney D. Johnson	Trustee	September 9, 2016

Cynthia A. Montgomery* Cynthia A. Montgomery	Trustee	September 9, 2016

Joseph P. Platt* Joseph P. Platt	Trustee	September 9, 2016

Robert C. Robb, Jr.* Robert C. Robb, Jr.	Trustee	September 9, 2016

Mark Stalnecker* Mark Stalnecker	Trustee	September 9, 2016

Kenneth L. Urish* Kenneth L. Urish	Trustee	September 9, 2016

Claire A. Walton* Claire A. Walton	Trustee	September 9, 2016

Frederick W. Winter* Frederick W. Winter	Trustee	September 9, 2016

Barbara G. Novick* Barbara G. Novick	Trustee	September 9, 2016

* By:	/s/ Benjamin Archibald
Benjamin Archibald (Attorney-in-Fact)

*	As Attorney-in-Fact pursuant to the power of attorney, dated February 18, 2016, as incorporated by reference to Post-Effective Amendment No.60.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Homestead Funds, Inc. certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Arlington, and State of Virginia on the 9th day of September, 2016.

Homestead Funds, Inc.

Stephen J. Kaszynski*

President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE	DATE

James F. Perna*	Chairman of the Board and Director	September 9, 2016

Stephen J. Kaszynski*	President, Chief Executive Officer and Director	September 9, 2016

Anthony M. Marinello*	Director	September 9, 2016

Anthony C. Williams*	Director	September 9, 2016

Douglas W. Johnson*	Director	September 9, 2016

Sheldon C. Petersen*	Director	September 9, 2016

Kenneth R. Meyer*	Director	September 9, 2016

Mark Rose*	Director	September 9, 2016

Peter J. Tonetti*	Director	September 9, 2016

Cynthia L. Dove*	Vice President and Chief Operations Officer	September 9, 2016

Amy M. DiMauro*	Treasurer	September 9, 2016

Kelly B. Whetstone*	Secretary	September 9, 2016

*By:	/s/ Danielle C. Sieverling
Danielle C. Sieverling Chief Compliance Officer Signed pursuant to Powers of Attorney

Exhibits

(a)(11)	Amendment to Homestead Funds Articles of Incorporation
(b)	Homestead Funds Bylaws
(h)(4)	Expense Limitations Agreement
(j)(1)	Consent of Independent Registered Public Accounting Firm
(j)(2)	Consent of Ropes & Gray LLP